                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      SCHEDULE 14A -- INFORMATION REQUIRED
                               IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ]       Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

[X]       Definitive Proxy Statement

[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to 'SS'240.14a-12

                               DISC GRAPHICS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)
    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]       No fee required.

[X]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)  Title of each class of securities to which transaction applies:
              Common Stock, par value $.01 per share.

              Aggregate number of securities to which transaction applies:

          2)  2,840,822 shares of Common Stock. The aggregate number of
              2,840,822 shares of Disc Graphics, Inc. ("Disc") common stock to which this transaction applies was computed as follows: (i)
              5,518,242 outstanding shares of Disc common stock, less

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              (ii) the sum of (a) 2,375,277 shares of Disc common stock held by certain members of management and (b) 302,143 shares of Disc common stock held by certain stockholders of Disc, all of which shares will be converted into shares of surviving corporation common stock as a result of the merger.

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee of $1,049 was calculated pursuant to Exchange Act Rule
              0-11(c)(1) by multiplying 1/50th of 1% by (1) the proposed cash payment of $5,170,296.04 for 2,840,822 shares of common stock, par value $.01 per share, of the Registrant at $1.82 per share and (2)
              the proposed cash payment of $72,756.58 to be paid to persons holding options to acquire shares of common stock of the
              Registrant in consideration of cancellation of such options
              (assuming options to purchase an aggregate of 117,684 shares of common stock are cancelled in exchange for cash in the
              transaction.)

          4)  Proposed maximum aggregate value of transaction: $5,243,053

          5)  Total fee paid: $1,049

[X]       Fee paid previously with preliminary materials.

[ ]       Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:
              -----------------------------------------------------

          2)  Form, Schedule or Registration Statement No.:
              -----------------------------------------------------

          3)  Filing Party:
              -----------------------------------------------------

          4)  Date Filed:
              -----------------------------------------------------

                                       ii

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                                  [INSERT LOGO]

                               DISC GRAPHICS, INC.
                                10 GILPIN AVENUE
                            HAUPPAUGE, NEW YORK 11788
                                 (631) 234-1400

                                                            December 11, 2002

Dear Disc Graphics Stockholders:

         Disc Graphics, Inc. ("Disc") is pleased to report that on September 6,
2002 Disc and DG Acquisition Corp., a Delaware corporation ("Acquisition Corp.")
formed at the direction of certain members of Disc's management (Donald Sinkin,
Stephen Frey, John Rebecchi and Margaret Krumholz) and MSR Advisors, Inc., a
private equity group whose president Daniel Levinson is a director of Disc, entered into a merger agreement (the "Merger Agreement") pursuant to which
Acquisition Corp. will merge with and into Disc, with Disc as the surviving corporation in the merger (the "Merger"). If the Merger is completed, you will have the right to receive $1.82 in cash, without interest thereon (the "Merger
Consideration"), for each share of Disc common stock you own. Upon consummation of the Merger, you no longer will have any ownership interest in Disc and you will not participate in any potential future earnings or growth of Disc. As a result of the Merger, Disc, as the surviving entity in the Merger, will cease trading on the Nasdaq SmallCap Market and will no longer be a reporting company under the Securities Exchange Act of 1934, as amended. A copy of the Merger
Agreement is included as APPENDIX A to the accompanying proxy statement, which you should read carefully and in its entirety.

         A special committee of independent directors of Disc (the "Special
Committee") was formed by the board of directors of Disc to analyze, consider and negotiate the terms of the Merger Agreement and to make a recommendation to
Disc's entire board of directors as to whether or not to adopt the Merger
Agreement. In doing so, the Special Committee consulted with its own expert legal and financial advisors, and received certain written reports and analyses.
In making its recommendation, the Special Committee considered a variety of factors which are described in the accompanying proxy statement. In addition, the Special Committee received the written opinion of Rodman & Renshaw, Inc.
("Rodman") that, as of September 6, 2002, the consideration to be received by you in the Merger is fair, from a financial point of view. A copy of Rodman's opinion is included as APPENDIX B to the accompanying proxy statement, which you should read carefully and in its entirety.

         After careful consideration, the board of directors of Disc, acting in part upon the unanimous recommendation of the Special Committee, unanimously determined that the Merger is fair and advisable, adopted the Merger Agreement and recommends that you vote "FOR" approval of the Merger Agreement. See
"Special Factors--Interests of the Management Group; Appointment of Special
Committee" in the accompanying proxy statement.

         Disc understands that certain officers and directors of Disc and certain stockholders of Disc comprising, in the aggregate, approximately forty-nine percent (49%) of the outstanding shares of Disc common stock have agreed to vote their shares of Disc common stock for approval of the Merger
Agreement. These Disc stockholders will not receive the Merger Consideration but rather will receive new shares in Disc as the surviving corporation.

                                      iii

--------------------------------------------------------------------------------

         The proposed Merger is more fully described in the accompanying proxy statement. We are asking you to approve the Merger Agreement at a special meeting for such purpose to be held on December 31, 2002 at 10:00 a.m., local time, at Farrell Fritz, P.C., EAB Plaza, Uniomdale, New York 11556.

         If you do not wish to accept the merger consideration provided in the merger, you have the right to exercise appraisal rights under Delaware law and obtain the "fair value" of your shares of common stock of Disc, provided that you do not vote in favor of the merger, and you otherwise comply with the conditions established under applicable Delaware law which are explained in the accompanying proxy statement.

         YOUR VOTE IS VERY IMPORTANT! WE CANNOT COMPLETE THE PROPOSED
TRANSACTION UNLESS THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF DISC
COMMON STOCK AFFIRMATIVELY VOTE TO APPROVE THE MERGER AGREEMENT.

         To approve the Merger Agreement you should cast a "FOR" vote by following the instructions contained in the enclosed proxy card. If you properly sign and return your proxy card with no voting instructions, you will be deemed to have voted "FOR" approval of the Merger Agreement. If you fail to return your proxy card and fail to vote at the special meeting, the effect will be the same as a vote against the approval and adoption of the merger agreement and the approval of the merger. RETURNING THE PROXY CARD DOES NOT DEPRIVE YOU OF YOUR
RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON.

         PLEASE READ THE ENTIRE ACCOMPANYING PROXY STATEMENT CAREFULLY,
INCLUDING THE APPENDICES. IN PARTICULAR, BEFORE VOTING, YOU SHOULD CAREFULLY
CONSIDER THE DISCUSSION IN THE SECTION OF THE PROXY STATEMENT ENTITLED "SPECIAL
FACTORS."

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED THIS TRANSACTION, PASSED UPON THE MERITS
OR FAIRNESS OF THIS TRANSACTION, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE
INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                                   Sincerely,

                                   /s/ DONALD SINKIN
                                   -----------------
                                   Donald Sinkin

                                   CHAIRMAN, CHIEF EXECUTIVE
                                   OFFICER AND PRESIDENT

Hauppauge, New York

This proxy statement is dated December 11, 2002 and is first being mailed to stockholders of Disc on or about December 11, 2002.

                                       iv

                                  [INSERT LOGO]

                               DISC GRAPHICS, INC.
                                10 GILPIN AVENUE
                            HAUPPAUGE, NEW YORK 11788
                                 (631) 234-1400
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 31, 2002

Dear Disc Graphics Stockholders:

         Notice is hereby given that a special meeting of the stockholders of
Disc Graphics, Inc. ("Disc"), will be held on December 31, 2002 at 10:00 a.m., local time, at Farrell Fritz, P.C., EAB Plaza, Uniondale, New York 11556 for
the following purposes:

         1.   To consider and vote upon a proposal to adopt and approve the
              Agreement and Plan of Merger, dated as of September 6, 2002, by and between Disc and DG Acquisition Corp. ("Acquisition Corp."), pursuant to which, among other things, Acquisition Corp. will be merged with and into Cisc, with Disc being the surviving
              corporation upon the terms and subject to the conditions of 1 the merger agreement described in the accompanying proxy statement;
              and

         2.   To consider, act upon and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         The proposals are described in detail in the accompanying proxy statement and the appendices thereto. You are urged to read these materials very carefully and in their entirety before deciding how to vote.

         PLEASE READ THE ENTIRE ACCOMPANYING PROXY STATEMENT CAREFULLY,
INCLUDING THE APPENDICES. IN PARTICULAR, BEFORE VOTING, YOU SHOULD CAREFULLY
CONSIDER THE DISCUSSION IN THE SECTION OF THE PROXY STATEMENT ENTITLED "SPECIAL
FACTORS."

         The board of directors of Disc has fixed the close of business on
November 22, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. Only holders of record of shares of Disc common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF DISC, UPON THE
UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE COMPRISED OF INDEPENDENT
MEMBERS OF THE BOARD OF DIRECTORS OF DISC, UNANIMOUSLY DETERMINED THAT THE
MERGER IS FAIR AND ADVISABLE, ADOPTED THE MERGER AGREEMENT AND RECOMMENDS THAT
YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

                                       v

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF DISC
COMMON STOCK YOU OWN. Please vote your shares as soon as possible to ensure that your shares are represented at the special meeting. To vote your shares, you must complete and return the enclosed proxy card. If you are a holder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares. If you do not instruct your broker or bank on how to vote, it will have the same effect as voting against the approval of the merger agreement.

                                          By Order of the Board of Directors,
                                          /s/ STEPHEN FREY
                                          ----------------
                                          Stephen Frey
                                          SECRETARY

Hauppauge, New York
December 11, 2002

IF YOU DO NOT WISH TO ACCEPT THE MERGER CONSIDERATION PROVIDED IN THE MERGER,
YOU HAVE THE RIGHT TO EXERCISE APPRAISAL RIGHTS UNDER DELAWARE GENERAL
CORPORATION LAW SECTION 262 AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF COMMON
STOCK OF DISC, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER
APPLICABLE DELAWARE LAW. FOR A DISCUSSION REGARDING YOUR APPRAISAL RIGHTS, SEE
THE SECTION TITLED "SPECIAL FACTORS -- APPRAISAL RIGHTS" IN THE ACCOMPANYING
PROXY STATEMENT AND APPENDIX C THERETO, WHICH SETS FORTH THAT STATUTE.

                                       vi

                                TABLE OF CONTENTS

SUMMARY TERM SHEET                                                             1
QUESTIONS AND ANSWERS ABOUT THE MERGER                                         4
DISC SELECTED HISTORICAL FINANCIAL DATA                                       12
MARKET AND MARKET PRICE                                                       13
NUMBER OF STOCKHOLDERS                                                        14
DIVIDENDS                                                                     14
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK                     14
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION                   14
THE SPECIAL MEETING OF DISC STOCKHOLDERS                                      15
         General                                                              15
         Matters to be Considered at the Special Meeting                      15
         Recommendation of the Disc Board of Directors and the Special
            Committee                                                         15
         Record Date and Voting Information                                   15
         Quorum                                                               16
         Proxies; Revocation                                                  17
         Expenses of Proxy Solicitation                                       17
         Adjournments                                                         17
         Appraisal Rights                                                     17
         Availability of Independent Auditors                                 18
         People With Disabilities                                             18
         Annual Meeting                                                       18
THE MERGER                                                                    19
         General Description of the Merger                                    19
         Assumption of Certain Disc Stock Options and Warrants                19
THE PARTICIPANTS                                                              20
         The Management Group                                                 20
         Main Street Resources                                                21
SPECIAL FACTORS                                                               21
         Background of the Merger                                             21
         Recommendation of the Board of Directors; Fairness of the Merger     29
         Reasons for the Special Committee's Recommendation                   29
         Reasons for the Board of Directors' Recommendation                   32
         Position of the Buy-Out Group as to the Fairness of the Merger       33
         Forward Looking Information; Certain Projections                     35
         Summary of Significant Assumptions                                   37
         Summary of Significant Accounting Policies                           37
         Opinion of Rodman & Renshaw, Inc.                                    39
         Purpose and Structure of the Merger                                  44
         Effects of the Merger                                                45
         Risks That The Merger Will Not Be Completed                          48
         Interests of the Management Group; Appointment of Special
           Committee                                                          48
         Continuing Equity Interests of the Management Group and the
            Contributing Stockholders                                         50
         Indemnification and Insurance                                        52

                                       vii

         Estimated Fees and Expenses of the Merger                            53
         Material U.S. Federal Income Tax Consequences                        54
         Anticipated Accounting Treatment of Merger                           55
         Certain Regulatory Matters                                           55
         Appraisal Rights                                                     55
THE MERGER AGREEMENT                                                          59
         The Merger                                                           59
         Effective Time of Merger                                             59
         Certificate of Incorporation, Bylaws and Directors and
            Officers of Disc as the Surviving Corporation                     59
         Conversion of Disc Common Stock                                      59
         Payment for Shares                                                   60
         Transfer of Shares                                                   60
         Treatment of Stock Options                                           61
         Disc Special Meeting                                                 61
         Indemnification and Insurance                                        61
         Employee Matters                                                     62
         Representations and Warranties                                       62
         Conduct of Business Pending the Merger                               64
         Solicitation                                                         65
         Access to Information                                                68
         Conditions to the Merger                                             68
         Waiver                                                               70
         Termination of the Merger Agreement                                  70
         Expenses Of The Parties                                              71
         Amendments                                                           72
COMMON STOCK PURCHASE INFORMATION                                             72
         Purchases by Disc                                                    72
         Purchases by the Buy-Out Group                                       72
         Recent Transactions                                                  73
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                73
         Security Ownership of Certain Beneficial Owners                      73
         Security Ownership of Management                                     75
INDEPENDENT ACCOUNTANTS                                                       76
FUTURE STOCKHOLDER PROPOSALS                                                  76
OTHER MATTERS                                                                 76
WHERE STOCKHOLDERS CAN FIND MORE INFORMATION                                  77

APPENDIX A    Agreement and Plan of Merger, dated as of September 6, 2002
                 by and between Disc Graphics, Inc. and DG Acquisition       A-1
                 Corp.
APPENDIX B    Opinion of Rodman & Renshaw, Inc., dated September 6, 2002     B-1
APPENDIX C    Section 262 of the Delaware General Corporation Law            C-1

APPENDIX D-1  Annual Report on Form 10-K for the fiscal year ended
                 December 31, 2001                                           D-1
APPENDIX D-2  Annual Report on Form 10-K/A for fiscal year ended
                 December 31, 2001                                           D-2
APPENDIX E    Quarterly Report on Form 10-Q/A for the fiscal quarter ended
                 September 30, 2002                                          E-1

APPENDIX F    Information relating to the directors and executive officers
                 of Disc, Acquisition                                        F-1

                                      viii

              Corp. and Main Street Resources, and the members of the Management
              Group and of the Contributing Stockholders

                                       ix

                               SUMMARY TERM SHEET

         THIS SUMMARY TERM SHEET BRIEFLY DESCRIBES THE MATERIAL TERMS OF THE
PROPOSED MERGER OF DISC WITH ACQUISITION CORP. AND MAY NOT CONTAIN ALL OF THE
INFORMATION THAT IS IMPORTANT TO YOU. WE URGE YOU TO READ THIS ENTIRE PROXY
STATEMENT CAREFULLY, INCLUDING THE DOCUMENTS APPENDED HERETO. FOR PURPOSES OF
THIS PROXY STATEMENT, THE TERMS "DISC," "WE," "US," AND "OUR" REFER TO DISC
GRAPHICS, INC.; THE TERM "ACQUISITION CORP." REFERS TO DG ACQUISITION CORP.; THE
TERM "MANAGEMENT GROUP" REFERS TO, COLLECTIVELY, DONALD SINKIN, OUR CHAIRMAN,
CHIEF EXECUTIVE OFFICER AND PRESIDENT, MARGARET KRUMHOLZ, OUR CHIEF FINANCIAL
OFFICER AND SENIOR VICE PRESIDENT OF FINANCE, JOHN REBECCHI, OUR SENIOR VICE
PRESIDENT WEST COAST AND A DIRECTOR OF DISC, AND STEPHEN FREY, OUR SECRETARY AND
SENIOR VICE PRESIDENT OF OPERATIONS AND A DIRECTOR OF DISC; THE TERM "MAIN
STREET RESOURCES" REFERS TO MSR ADVISORS, INC., A PRIVATE EQUITY GROUP DOING
BUSINESS UNDER THE NAME MAIN STREET RESOURCES, OF WHICH DANIEL LEVINSON, A
DIRECTOR OF DISC, ALSO IS PRESIDENT, ALONG WITH ITS AFFILIATES AND THEIR RELATED
INVESTORS; THE TERM "CONTRIBUTING STOCKHOLDERS" REFERS TO SCOTT KORMAN, TIM
HEALY AND DANIEL LEVINSON, A DIRECTOR OF DISC; AND THE TERM "BUY-OUT GROUP"
REFERS COLLECTIVELY TO THE MANAGEMENT GROUP, ACQUISITION CORP., MAIN STREET
RESOURCES AND THE CONTRIBUTING STOCKHOLDERS.

         THE MERGER. Disc has entered into a merger agreement that provides for the merger of Disc with a newly formed corporation, Acquisition Corp. Following the merger, Disc will cease to be a publicly held company. See "The Merger
Agreement" beginning on page 59.

         PAYMENT. Upon consummation of the merger, all shares of Disc common stock, other than shares held by Disc stockholders who perfect their appraisal rights under Delaware law, shares held by Disc as treasury stock and shares held by the Buy-Out Group, automatically will be converted into the right to receive
$1.82 in cash, without interest. Only stockholders who do not elect to seek appraisal rights (or improperly seek such appraisal rights) under Delaware law will be entitled to receive the merger consideration. Each outstanding
"in-the-money" option to purchase shares of Disc common stock will be cancelled at the effective time of the merger, and converted into the right to receive either: (i) a cash payment, without interest, equal to the excess, if any, of
$1.82 over the exercise price of the option, multiplied by the number of shares subject to the option, in the case of option holders not in the Buy-Out Group, or (ii) an option to purchase the same number of shares of the surviving corporation in the Merger at the same exercise price as the cancelled option, in the case of members of the Buy-Out Group. "Out-of-the-money" options with an exercise price equal to or greater than $1.82 per share will be cancelled at the effective time of the merger without any payment or other consideration thereof.
See "The Merger Agreement" beginning on page 60.

         TREATMENT OF STOCK OPTIONS. Except for outstanding stock options and warrants previously granted to members of the Management Group with an exercise price of less than or equal to $1.82, which options or warrants, as the case may be, will be converted at the effective time of the merger into options or warrants to acquire common stock of Disc as the surviving corporation, upon consummation of the merger, all outstanding and unexercised options and warrants to purchase shares of Disc common stock, whether or not then vested, will, as of the effective time of the merger, be cancelled and each holder will be entitled to receive a cash payment in an amount equal to the product of (i) the number of shares of Disc common stock subject to such option or warrant, as the case may be, and (ii) the excess, if any, of $1.82 over the exercise price per share subject or related to such option or warrant, for each cancelled option or warrant. Options or warrants with an exercise price equal to or greater than
$1.82 per share will be cancelled at the effective time of the merger without any payment or other consideration therefor. See "The Merger
Agreement--Treatment of Stock Options" beginning on page 61.

         DISC. Disc is a Delaware corporation and diversified manufacturer and printer of specialty paperboard packaging focused on the home video, music, entertainment software, cosmetics,

pharmaceutical and other consumer markets. Disc's products include pre-recorded video sleeves, compact disc and audio cassette packaging; folding cartons for entertainment software, food, pharmaceuticals and cosmetics; posters, pressure sensitive labels and general commercial printing. See "The Participants"
beginning on page 19.

         ACQUISITION CORP. Acquisition Corp. is a Delaware corporation formed at the direction of the Management Group and Main Street Resources. Acquisition
Corp. was formed solely for the purpose of engaging in the merger transaction and shall cease to exist as a separate corporate entity upon consummation of the proposed merger. See "The Participants" on page 20.

         MAIN STREET RESOURCES. Main Street Resources, formerly known as Colt
Capital Group, is a private equity group comprised of MSR Advisors, Inc., which acts as an investment manager, MSR I SBIC, L.P., a Delaware limited partnership
("MRS I") and MSR I SBIC Partners, LLC, a Connecticut limited liability company and the general partner of MSR I. MSR I is a $65 million investment fund with $41 million of available investment capital. MSR I has committed to provide the equity funds necessary to fund the merger consideration.
See "The Participants" on page 20.

         THE SPECIAL COMMITTEE. Since a majority of the board of directors of
Disc also will be stockholders of Disc following the merger, Disc's board of directors formed a special committee of independent directors to, with the advice and assistance of its own legal and financial advisors, evaluate, negotiate and, if deemed appropriate, recommend the merger and the terms and conditions of the merger agreement. The members of the special committee are
Mark L. Friedman and Seymour W. Zises. The special committee consists solely of independent directors who are not officers or employees of Disc, Acquisition
Corp. or Main Street Resources and who have no financial interest in the completion of the proposed merger different from Disc's stockholders and option holders generally (except that Mr. Zises has committed $200,000 as a limited partner of MSR I SBIC, L.P., which is affiliated with Main Street Resources, constituting less than a 1% ownership interest in such fund, which the board of directors understands is immaterial to Mr. Zises' financial position and which the board of directors believes does not detract in any way from his independence). See "Special Factors--Background of the Merger" beginning on page
21 and "Special Factors--Recommendation of the Board of Directors; Fairness of
the Merger" beginning on page 29.

         FAIRNESS OF THE MERGER. The board of directors of Disc, based in part on the unanimous recommendation of the special committee, has unanimously determined that the merger agreement and the proposed merger are fair to, and in the best interests of, Disc and its unaffiliated stockholders. The board of directors unanimously recommends the adoption and approval of the merger agreement by Disc's stockholders. See "Special Factors--Recommendation of the
Board of Directors; Fairness of the Merger" beginning on page 29 and "--Reasons for the Board of Directors Recommendations" beginning on page 32. In addition, the Buy-Out Group, based on its belief regarding the reasonableness of the conclusions and analyses of the special committee and the board of directors, adopted the analyses and conclusions underlying the special committee's and the board of directors' fairness determination and has determined that the merger agreement and the proposed merger are fair to, and in the best interests of, Disc and its unaffiliated stockholders. See "Special Factors -- Position of the
Buy-Out Group as to the Fairness of the Merger" on page 33.

                                        2

        OPINION OF FINANCIAL ADVISOR. In deciding to approve the terms of the merger agreement and the merger, one factor the board of directors and the special committee considered was the opinion of Rodman & Renshaw, Inc.
("Rodman"), the special committee's financial advisor. Rodman concluded that the consideration to be received pursuant to the merger agreement is fair, from a financial point of view, to Disc stockholders (other than the Management Group and the Contributing Stockholders). The complete Rodman opinion, dated September
6, 2002, including applicable limitations and assumptions, describes the basis for the opinion and is attached as APPENDIX B to this proxy statement. See
"Special Factors--Opinion of Rodman & Renshaw, Inc." beginning on page 39.

         STOCKHOLDER VOTE. You are being asked to consider and vote upon a proposal to adopt and approve the merger agreement and the transactions contemplated thereby. You may vote in person or by proxy at the special meeting.
If you vote by proxy you may change or revoke your vote at any time before your proxy card is voted at the special meeting, by either (i) sending a written notice to Disc's Secretary stating that you would like to revoke your proxy;
(ii) completing and submitting a new, later-dated proxy card, or (iii) attending the meeting and voting in person. If you sign, date and mail your proxy card without specifying how you want to vote, your proxy will be voted "FOR" approval of the merger, however, if you fail to vote in person or return your signed and dated proxy card, it will have the same effect as a vote "AGAINST" approval of the merger. Under Delaware law, the merger agreement must be adopted and approved by the affirmative vote of a majority of the outstanding shares of our common stock. A separate vote of Disc's unaffiliated stockholders is not required under Delaware law and no such vote will be conducted. A total of 2,840,822 shares of Disc's issued and outstanding common stock, or approximately 51% of the total number of issued and outstanding shares as of the record date, are held by stockholders other than the Buy-Out Group. Disc understands that the members of the
Buy-Out Group intend to vote their shares of Disc common stock in favor of the merger and the merger agreement. See "The Special Meeting of Disc Stockholders--Record Date
and Voting Information" beginning on page 15 and "The Merger Agreement--Conditions to the
Merger" beginning on page 68.

         INTERESTS OF THE MANAGEMENT GROUP. The Management Group, through the conversion of their respective shares of Acquisition Corp. common stock into shares of the surviving corporation, will continue to have an equity interest in
Disc and will participate in any future earnings and growth of Disc. In addition, stock options granted to members of the Management Group with an exercise price less than or equal to $1.82 shall, at the effective time of the merger, be converted into options or warrants, as the case may be, to acquire common stock of Disc as the surviving corporation. Accordingly, members of the
Management Group may have interests that are different from, or in addition to, the interests of Disc stockholders generally. See "Special Factors--Interests of the Management Group; Appointment of Special Committee" beginning on page 48.

         MERGER FINANCING. Disc and Acquisition Corp. estimate that approximately $5.2 million will be necessary to pay the merger consideration under the Merger Agreement. Main Street Resources has agreed, on behalf of
Acquisition Corp., to provide sufficient funds to consummate the merger through a fund it controls and through its co-investors, one of whom is Donald Sinkin, the Chairman, Chief Executive Officer and President of Disc, subject to the terms and conditions set forth in the merger agreement and to the consummation of the transactions contemplated thereunder. Under the merger agreement,
Acquisition Corp. will be required to reimburse Disc for Disc's fees and expenses up to a maximum amount of $200,000 if the merger agreement is terminated because Acquisition Corp. has been unable to provide the funds necessary to consummate the merger. See "The Merger Agreement--Payment for
Shares" beginning on page 60 and "--Termination of the Merger Agreement"
beginning on page 70.

                                       3

         CONDITIONS. The merger is subject to the satisfaction of a number of conditions, including but not limited to, the consent of Disc's primary lender, the approval of holders of a majority of the outstanding shares of our common stock, there being not more than 15% of the outstanding shares of Disc common stock held by Disc stockholders demanding appraisal and that no event has occurred, or condition exists, that has resulted in or would reasonably be likely to result in a material adverse effect on Disc. See "The Merger
Agreement--Conditions to the Merger" beginning on page 68.

         APPRAISAL RIGHTS. Under Delaware law, you may seek an appraisal of the fair value of your shares, but only if you comply with all requirements set forth under Delaware law as described on pages 55 through 58 of this proxy statement and in APPENDIX C of this proxy statement. Depending on the determination of the Delaware Court of Chancery, the appraised fair value of your shares of Disc common stock, which will be paid to you if you seek an appraisal, may be more than, less than or equal to the $1.82 per share to be paid in the merger. See "Special Factors -- Appraisal Rights" beginning on page
55.

         TERMINATION OF THE MERGER AGREEMENT. Disc and Acquisition Corp. may
agree to terminate the merger agreement at any time before the merger. In addition, the merger agreement may be terminated by either Disc or Acquisition
Corp. for a number of other reasons. Under certain circumstances, Disc would be required to pay Acquisition a termination fee of $150,000 as well as to reimburse Acquisition Corp. for its out-of-pocket expenses not to exceed
$150,000. See "The Merger Agreement--Termination of the Merger Agreement"
beginning on page 70.

         ANTICIPATED ACCOUNTING TREATMENT OF MERGER. For U.S. accounting purposes, the merger will be accounted for under the purchase method of accounting under which the total consideration paid in the merger will be allocated among Disc's consolidated assets and liabilities based upon the fair value of the assets acquired and liabilities assumed.

         U.S. FEDERAL INCOME TAX CONSEQUENCES. Generally, your receipt of cash for shares of Disc common stock in the merger will be a taxable transaction for
U.S. Federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign or other tax laws. You will recognize taxable capital gain or loss in the amount of the difference between $1.82 and your adjusted tax basis for each share of Disc common stock that you own. See
"Special Factors--Material U.S. Federal Income Tax Consequences" beginning on page 54.

         AFTER THE MERGER. Upon completion of the merger, Disc, as the surviving corporation in the merger, will be a privately held corporation, wholly owned by the stockholders of Acquisition Corp. (i.e., the Management Group, Main Street
Resources and the Contributing Stockholders) at the effective time of the merger. There will be no public market for shares of Disc common stock upon completion of the merger and the shares of common stock will cease to be traded on the NASDAQ SmallCap Market. See "Special Factors--Effects of the Merger"
beginning on page 45 and "--Interests of the Management Group; Appointment of
Special Committee" beginning on page 48.

             QUESTIONS AND ANSWERS ABOUT THE MERGER

         Q:   WHAT AM I BEING ASKED TO VOTE UPON?

         A: You are being asked to consider and vote upon a proposal to approve and adopt the merger agreement and the transactions contemplated thereby. Under the merger agreement, DG Acquisition Corp. ("Acquisition Corp.") will be merged with and into Disc Graphics, Inc. ("Disc"), with Disc as the surviving corporation. If the merger agreement is adopted and approved by the stockholders

                                       4

and the merger is consummated, Disc will no longer be a publicly held corporation, you no longer will have any ownership interest in us and you will not participate in the potential future earnings and growth of Disc.

         Q:   WHO IS ACQUISITION CORP.?

         A: Acquisition Corp. is a Delaware corporation formed at the direction of Donald Sinkin, Stephen Frey, John Rebecchi and Margaret Krumholz (the
"Management Group"), and MSR Advisors, Inc. ("Main Street Resources"), a private equity group doing business under the name Main Street Resources, of which
Daniel Levinson, a director of Disc, is President. Each of the members of the
Management Group and the following three stockholders of Disc -- Timothy Healy,
Scott Korman and Daniel Levinson (the "Contributing Stockholders") -- have agreed to contribute their respective shares of Disc common stock to Acquisition
Corp. prior to the consummation of the merger in exchange for shares of
Acquisition Corp. common stock. Upon consummation of the merger, the stockholders of Acquisition Corp. will be the stockholders of Disc as the surviving corporation.

         Q:   WHAT WILL I RECEIVE IN THE MERGER?

         A: Upon consummation of the merger, each issued and outstanding share of Disc common stock, other than shares held by Disc as treasury stock, shares held by the Management Group, the Contributing Stockholders and/or Acquisition
Corp. and shares held by stockholders who properly exercise their appraisal rights under Delaware law, will be converted into the right to receive $1.82 in cash, without interest.

         Q:   WHY DID WE ENTER INTO THE MERGER AGREEMENT WITH ACQUISITION CORP.?

         A: The board of directors believed that due to a variety of factors, including, the lack of liquidity of Disc common stock due to the absence of an active trading market in its common stock, the absence of analyst coverage, and the negative trends in both trading volume and market price over the past two years, Disc was not benefiting from being a public company and that the merger offered the unaffiliated stockholders of Disc an opportunity to realize a substantial premium on their shares of common stock of an otherwise relatively illiquid investment. No particular weight or rank was assigned to any one factor, and the board of directors considered all factors as an entirety.

         Q:   WHAT KIND OF PREMIUM TO THE PRICE OF DISC COMMON STOCK IS IMPLIED
BY THE MERGER CONSIDERATION?

         A: The merger consideration represents a premium of approximately (i)
73% over the $1.05 closing sale price for Disc's common stock as traded on the
NASDAQ SmallCap Market on September 5, 2002, the last trading day before Disc announced that it had executed the merger agreement with Acquisition Corp., (ii)
65% over the average closing sale price per share of $1.10 during the one week period preceding such announcement, and (iii) 3% over the $1.76 closing sale price for Disc's common stock as traded on the NASDAQ SmallCap Market on
December 10, 2002.

         Q:   WHAT WILL HAPPEN TO MY STOCK OPTIONS?

         A: Except for outstanding stock options and warrants granted to certain members of the Management Group with an exercise price less than or equal to
$1.82, which options or warrants, as the case may be, will be converted at the effective time of the merger into options or warrants to acquire common stock of
Disc as the surviving corporation, outstanding and unexercised options and warrants to

                                       5

purchase shares of Disc common stock, whether or not then vested, will, as of the effective time of the merger, be cancelled and each holder will be entitled to receive a cash payment in an amount equal to the product of the
(i) number of shares of Disc common stock subject to such option or warrant, as the case may be, and (ii) excess, if any, of $1.82 over the exercise price per share subject or related to such option or warrant, for each cancelled option or warrant. Options or warrants with an exercise price equal to or greater than
$1.82 per share will be cancelled at the effective time of the merger without any payment or other consideration therefor.

         Q:   WHY WAS THE SPECIAL COMMITTEE FORMED?

         A: Certain Disc directors - Donald Sinkin, John Rebecchi and Stephen
Frey - who are a part of the Management Group and Daniel Levinson, who is a
Contributing Stockholder and a director of Disc, have financial and other interests that are different from and in addition to your interests in the merger. Accordingly, our board of directors concluded that, in order to protect the interests of our stockholders in evaluating and negotiating the merger agreement, a special committee of independent directors who are not officers or employees of Disc, Acquisition Corp. or Main Street Resources and who have no financial interest in the merger different from Disc stockholders generally
(except that Seymour W. Zises, one of the independent directors, has committed
$200,000 as a limited partner of MSR I SBIC, L.P., which is affiliated with Main
Street Resources, which constitutes a less than 1% ownership interest in such fund which the board of directors understands is immaterial to Mr. Zises'
financial position and which the board of directors believes does not detract in any way from his independence) should be formed to perform those tasks and, if appropriate, recommend the merger and the terms of the merger agreement. The special committee independently selected and retained expert legal and financial advisors to assist it.

         Q:   WHO IS SOLICITING MY PROXY?

         A:   The board of directors of Disc.

         Q:   WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE IN FAVOR OF
THE MERGER AGREEMENT?

         A: Based in part upon (1) the unanimous recommendation of the special committee, and (2) the written opinion, dated September 6, 2002, of Rodman &
Renshaw, Inc., the special committee's financial advisor, that, based on and subject to the considerations, limitations, assumptions and qualifications set forth in the opinion, the $1.82 per share cash consideration to be received by
Disc stockholders in the proposed merger is fair, from a financial point of view, the board of directors of Disc determined that the merger agreement and the merger are fair to, and in the best interests of, Disc and its stockholders.
Accordingly, the board of directors of Disc unanimously recommends that you vote
"FOR" the approval of the merger agreement.

         Q:   WHAT ARE THE CONSEQUENCES OF THE MERGER TO PRESENT MEMBERS OF
MANAGEMENT AND THE BOARD OF DIRECTORS?

         A: It is expected that, in general, all members of Disc's current management will continue as management of Disc as the surviving corporation. In addition, it is expected that Donald Sinkin, our Chairman, Chief Executive
Officer and President, Margaret Krumholz, our Chief Financial Officer and Senior
Vice President of Finance, John Rebecchi, our Senior Vice President, West Coast
and a director of Disc, Stephen Frey, our Secretary and Senior Vice President of
Operations and a director of Disc, Daniel Levinson, the President of Main Street
Resources and a director of Disc, Scott Korman, Chief Executive Officer and a
director of Best Manufacturing Group, LLC, an apparel and textile manufacturer
and

                                       6

distributor ("Best Manufacturing") and Timothy Healy, President of Timothy
F. Healy & Company, Inc. and a director of Best Manufacturing will be the only directors of Disc as the surviving corporation. Like all other Disc stockholders, members of management and the board of directors, other than members of the Management Group and the Contributing Stockholders, will be entitled to receive $1.82 per share in cash for each of their shares of Disc common stock. The members of the Management Group have agreed to contribute to
Acquisition Corp. all of their shares of Disc common stock prior to the effective time of the merger in exchange for shares of Acquisition Corp. common stock. Immediately following completion of the merger, present officers and directors of Disc will own in the aggregate approximately 50% of the outstanding common stock of Disc as the surviving corporation.

         Q:   IS THE MERGER SUBJECT TO THE SATISFACTION OF ANY CONDITIONS?

         A: Yes. Before consummation of the merger, a number of closing conditions must be satisfied or waived. The conditions to the obligations of each party to complete the merger includes, among others, the requirement that the merger agreement be adopted and approved by a majority of the votes cast at the special meeting by the holders of the outstanding shares of Disc common stock and the requirement that Disc's primary lender shall have consented to the merger. The conditions to the obligations of Acquisition Corp. to complete the merger, which can only be waived by Acquisition Corp. to the extent permitted by applicable law, include, among others, performance in all material respects by
Disc of its agreements and covenants under the merger agreement and the absence of a material adverse effect on Disc. The conditions to the obligations of Disc to complete the merger, which can only be waived by Disc to the extent permitted by applicable law, include, among others, performance in all material respects by Acquisition Corp. of its agreements and covenants under the merger agreement and the absence of a material adverse effect on Acquisition Corp.

         Q:   WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

         A: Disc and Acquisition Corp. are working toward consummating the merger as quickly as possible. If the merger agreement is adopted and approved by the stockholders and the other conditions to the merger are satisfied or waived, the merger is expected to be completed promptly after the special meeting on December 31, 2002. Because of various risks and uncertainties to the consummation of the merger, however, there can be no assurance that the merger will be completed by such date or at all. See "Special Factors--Risks that the Merger will not be Completed" beginning on page 48.

         Q:   CAN THE MERGER AGREEMENT BE TERMINATED PRIOR TO THE CONSUMMATION
OF THE MERGER?

         A: Yes. The parties may agree to terminate the merger agreement at any time prior to the consummation of the merger. In addition, the merger agreement may be terminated by either Disc or Acquisition Corp. under certain other circumstances. See "The Merger Agreement -- Termination of the Merger Agreement"
beginning on page 70.

         Q:   WHAT HAPPENS IF THE MERGER AGREEMENT IS TERMINATED PRIOR TO THE
CONSUMMATION OF THE MERGER?

         A: Generally, if the merger agreement is terminated there will be no liability on the part of Disc, Acquisition Corp. or any of their respective officers and directors. However, if the merger agreement is terminated under certain specified circumstances which include: (i) the merger not being completed on or before March 5, 2003; (ii) the board of directors or the special committee having withdrawn its recommendations in favor of the merger agreement;
or (iii) Disc having entered into an agreement with respect to another acquisition transaction, then Disc will be obligated to pay to

                                       7

Acquisition Corp. a fee equal to $150,000 plus all of Acquisition Corp.'s out-of-pocket expenses up to $150,000 in the aggregate. Also, if Disc terminates the merger agreement because of Acquisition Corp.'s breach of its material representations or its failure to perform its material covenants, or if
Acquisition Corp. terminates for any reason not provided for in the merger agreement,
Acquisition Corp. must reimburse Disc for Disc's out-of-pocket expenses up to $200,000.
Each of Main Street Resources and Donald Sinkin, Disc's Chairman and Chief Executive
Officer, has agreed to guarantee up to $100,000 of Acquisition Corp.'s obligation to reimburse Disc for its expenses. See "The Merger Agreement -- Termination of the
Merger Agreement" beginning on page 70.

         Q:   WHAT WILL HAPPEN TO THE MARKET FOR DISC'S COMMON STOCK AFTER THE
MERGER?

         A: At the effective time of the merger, trading in Disc common stock on the NASDAQ SmallCap Market will cease and there will no longer be a public market for Disc's common stock. Price quotations for Disc common stock will no longer be available and the registration of Disc common stock under the
Securities Exchange Act of 1934, as amended, will be terminated.

         Q:   WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

         A: The receipt of cash for shares of Disc's common stock in the merger will be a taxable transaction for U.S. Federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign or other tax laws. Generally, you will recognize gain or loss equal to the difference between
$1.82 per share and your tax basis for the shares of common stock that you owned immediately before completion of the merger. For U.S. Federal income tax purposes, this gain or loss generally will be a capital gain or loss if you held the shares of common stock as a capital asset. See "Special Factors -- Material
U.S. Federal Income Tax Consequences" beginning on page 54.

YOU ARE URGED TO CAREFULLY READ THE INFORMATION REGARDING U.S. FEDERAL INCOME
TAX CONSEQUENCES CONTAINED IN THIS PROXY STATEMENT, AND TO CONSULT WITH YOUR TAX
ADVISOR REGARDING THE TAX CONSEQUENCES OF THE MERGER TO YOU.

         Q:   WHEN AND WHERE IS THE SPECIAL MEETING?

         A: The special meeting of Disc stockholders will be held on December 31,
2002 at 10:00 a.m., local time, at Farrell Fritz, P.C., EAB Plaza, Uniondale,
New York 11556.

         Q:   WHO CAN VOTE ON THE MERGER AGREEMENT?

         A: Holders of Disc common stock at the close of business on November 22, 2002, the record date for the special meeting, may vote in person or by proxy at the special meeting.

         Q:   WHAT VOTE IS REQUIRED TO ADOPT AND APPROVE THE MERGER AGREEMENT?

         A: The affirmative vote by holders of a majority of outstanding shares of Disc common stock entitled to vote at the special meeting is required to adopt and approve the merger agreement and approve the merger. Adoption of the merger agreement does not require the separate vote of a majority of Disc's unaffiliated stockholders, and no separate vote of Disc's unaffiliated stockholders will be conducted. The Management Group and the Contributing
Stockholders collectively own an aggregate of 2,677,420 shares of Disc common stock, representing approximately 49% of the total number of issued and outstanding shares entitled to vote at the special meeting. The affirmative vote of the shares held by

                                       8

the Management Group and the Contributing Stockholders, collectively, is not sufficient under Delaware law to adopt and approve the merger agreement.

         Q:   WHAT DO I NEED TO DO NOW?

         A: You should carefully read and consider the information contained in this proxy statement and complete, date and sign your proxy card and return it in the enclosed addressed envelope as soon as possible so that your shares of
Disc common stock will be represented at the special meeting of Disc's stockholders. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

         If you sign, date and mail your proxy card without specifying how you want to vote, your proxy will be voted "FOR" approval of the merger agreement.

         Your failure to vote in person or return your signed and dated proxy card, will have the same effect as a vote "AGAINST" approval of the merger agreement. If you return your signed and completed proxy card but check the mark
"abstain," your proxy will have the same effect as a vote "AGAINST" approval of the merger agreement.

         You should not send any stock certificates with your proxy cards.

         Q:   MAY I VOTE IN PERSON?

         A: Yes. You may attend the special meeting of our stockholders and vote your shares in person whether or not you sign and return your proxy card. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy from the record holder.

         Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

         A: Yes. You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways.

         FIRST, you can send a written notice to Disc's Secretary, Stephen Frey, at Disc's executive offices located at 10 Gilpin Avenue, Hauppauge, New York
11788, stating that you would like to revoke your proxy.

         SECOND, you can complete and submit a new, later-dated proxy card.

         THIRD, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy; you must vote at the meeting. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change those instructions.

         If you choose either of the first two methods, you must submit your notice of revocation or your later-dated proxy to the address above before the special meeting.

         Q:   IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY
BROKER VOTE MY SHARES FOR ME?

                                       9

         A: Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares by following the procedures provided to you by your broker.

         Q:   SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

         A: No. After the merger is completed, you will receive written instructions for exchanging your shares of Disc common stock for a cash payment of $1.82 per share, without interest. You should not send any stock certificates with your proxy cards.

         Q:   DO I HAVE A RIGHT TO SEEK AN APPRAISAL OF MY SHARES?

         A: Yes. Under Delaware law, you may seek an appraisal of the fair value of your Shares, but only if you comply with all requirements set forth under
Delaware law as described on pages 55 through 58 of this proxy statement and in
APPENDIX C of this proxy statement. Depending on the determination of the
Delaware Court of Chancery, the appraised fair value of your shares of Disc common stock, which will be paid to you if you seek an appraisal, may be more than, less than or equal to the $1.82 per share to be paid in the merger. See
"Special Factors -- Appraisal Rights" beginning on page 56.

         Q:   ARE THERE ANY SIGNIFICANT RISKS IN THE MERGER THAT I SHOULD BE
AWARE OF?

         A: Yes. There are significant risks involved with the merger. Before making any decision on how to vote on the merger or whether to vote, we encourage you to read carefully and in its entirety the "Special Factors"
section of this proxy statement beginning on page 21.

         Q:   WHO IS PAYING FOR THE COSTS OF THE PREPARATION, FILING AND MAILING
OF THIS PROXY STATEMENT?

         A: Each of Disc and Acquisition Corp. are responsible for their own fees and expenses incurred in connection with the solicitation of proxies in connection with the merger, including the fees and expenses associated with the preparation of this proxy statement, except that Disc and Acquisition Corp. have agreed to share equally the fees and expenses (other than attorneys' fees and expenses) associated with the filing, printing and mailing of this proxy statement and any amendments to this proxy statement.

         Q: WHAT HAPPENS IF THE MERGER IS NOT CONSUMMATED BY MARCH 5, 2003?

         A: The merger agreement will terminate and the merger of Acquisition with and into Disc will not occur unless the March 5, 2003 expiration date is extended to a subsequent date by the parties. There is no requirement or present intention to extend the March 5, 2003 expiration date.

                                       10

         Q:   WHERE DOES ACQUISITION CORP. INTEND TO OBTAIN THE FUNDS WHICH ARE
NECESSARY TO PAY IN CASH THE $1.82 PER SHARE MERGER CONSIDERATION?

         A: Main Street Resources has agreed to provide sufficient funds to consummate the merger through a fund it controls and through its co-investors, one of whom is Donald Sinkin, the Chairman, Chief Executive Officer and
President of Disc, subject to the terms and conditions set forth in the merger agreement and to the consummation of the transactions contemplated thereunder.
Under the merger agreement, Acquisition Corp. will be required to reimburse Disc for Disc's fees and expenses up to a maximum amount of $200,000 if the merger agreement is terminated because Acquisition Corp. has been unable to provide the funds necessary to consummate the merger.

         Q:   WHEN WILL I RECEIVE $1.82 IN CASH FOR EACH SHARE OF MY DISC COMMON
STOCK?

         A: If the merger is consummated you will receive $1.82 in cash for each share of Disc common stock you own promptly after we receive from you a properly completed letter of transmittal together with your stock certificates or, if you do not own any physical stock certificates, promptly after we receive your properly completed letter of transmittal and electronic transfer of your Disc common stock.

         Q:   HOW WILL I KNOW WHEN THE MERGER HAS OCCURRED?

         A: If the merger occurs, Disc and Acquisition Corp. will make a public announcement and you will receive notice of such fact by mail.

         Q:   WHO CAN HELP TO ANSWER MY QUESTIONS?

         A: The information provided above in question and answer format is for your convenience only and is merely a summary of the information contained in this proxy statement. You should carefully read this entire proxy statement, including the documents appended to this proxy statement. If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

         Disc Graphics, Inc.
         10 Gilpin Avenue
         Hauppauge, New York 11788
         Telephone: (631) 234-1400
         Attn: Margaret Krumholz, Chief Financial Officer

         Q:   WHERE CAN I LEARN MORE INFORMATION ABOUT DISC AND ACQUISITION
CORP.?

         A: To learn more information about Acquisition Corp. and Disc, see
"Where Stockholders Can Find More Information," beginning on page 77 of this proxy statement.

                                       11

                     DISC SELECTED HISTORICAL FINANCIAL DATA

         Disc's selected historical financial data presented below as of and for the five fiscal years ended December 31, 2001 is derived from the audited consolidated financial statements of Disc and its subsidiaries. Data as of and for the thirty-nine week period ended September 30, 2002 has been derived from the unaudited consolidated financial statements of Disc. Interim operating results are not necessarily indicative of the results that may be achieved for the entire year. The following selected historical financial data should be read in conjunction with Disc's most recent Annual Report on Form 10-K and Quarterly
Report on Form 10-Q, which are incorporated by reference in, and are included in, this proxy statement as APPENDIX D and APPENDIX E, respectively.

                             SUMMARY FINANCIAL DATA
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------

                                   Nine Months     Nine Months
                                      Ended           Ended          2001         2000
                                  September 30,   September 30,
                                      2002            2001
--------------------------------------------------------------------------------------------
INCOME STATEMENT DATA:
--------------------------------------------------------------------------------------------
Net Sales                           $37,340         $39,771         $52,672      $65,376

--------------------------------------------------------------------------------------------
Gross Profit                        $ 7,818           8,136          10,594       11,732

--------------------------------------------------------------------------------------------
Operating (loss) income             $ 1,585              47         *(2,906)     *(5,610)

--------------------------------------------------------------------------------------------
Net (loss) income                   $   421         ($1,291)        ($3,107)     ($4,728)

--------------------------------------------------------------------------------------------
NET (LOSS) INCOME PER COMMON
SHARE:
--------------------------------------------------------------------------------------------
Basic                               $  0.08        $   (.23)      $    (.56)    $   (.86)

--------------------------------------------------------------------------------------------
Diluted                             $  0.08        $   (.23)      $    (.56)    $   (.86)

--------------------------------------------------------------------------------------------
WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING:
--------------------------------------------------------------------------------------------
Basic                                 5,518           5,518           5,518        5,518

--------------------------------------------------------------------------------------------
Diluted                               5,529           5,518           5,518        5,518
--------------------------------------------------------------------------------------------
* Includes a $3,617 and $3,458 pre-tax asset impairment charge for 2001 and
  2000, respectively.

                                       12

--------------------------------------------------------------------------------

                                                               AS OF DECEMBER 31,
--------------------------------------------------------------------------------
                                                As of
                           As of September    September
                              30, 2002         30, 2001         2001         2000
---------------------------------------------------------------------------------------
BALANCE SHEET DATA:
---------------------------------------------------------------------------------------
Working Capital               $  5,435         $  7,225       $  8,545     $ 10,519

---------------------------------------------------------------------------------------
Total Assets:                 $ 28,069         $ 35,558       $ 31,246     $ 42,144

---------------------------------------------------------------------------------------
Long Term Liabilities         $ 10,403         $ 17,252       $ 15,839     $ 22,173

---------------------------------------------------------------------------------------
Stockholders Equity           $  9,000         $ 10,427       $  8,580     $ 11,718

---------------------------------------------------------------------------------------
Book Value per Share          $   1.63         $   1.89       $   1.55     $   2.12
---------------------------------------------------------------------------------------

                             MARKET AND MARKET PRICE

         Our common stock is listed on the NASDAQ SmallCap Market under the symbol "DSGR." The following table shows, for the periods indicated, the reported high and low bid prices per share of our common stock as quoted on the
Nasdaq SmallCap Market for the quarters indicated.

                                                             HIGH              LOW
 FISCAL YEAR ENDING DECEMBER 31, 2002

            Fourth Quarter (through December 11, 2002)      $   1.760      $    1.600

            Third Quarter                                   $   1.700      $    1.000
            Second Quarter                                  $   1.670      $    1.260
            First Quarter                                   $   1.700      $    1.040

FISCAL YEAR ENDED DECEMBER 31, 2001
            Fourth Quarter                                  $   1.160      $     .800
            Third Quarter                                   $    .920      $     .620
            Second Quarter                                  $   1.110      $     .750
            First Quarter                                   $   2.188      $    1.063

FISCAL YEAR ENDED DECEMBER 31, 2000
            Fourth Quarter                                  $   2.563      $     .906
            Third Quarter                                   $   3.500      $    2.063
            Second Quarter                                  $   4.000      $    2.625
            First Quarter                                   $   4.438      $    2.906

         The closing sale price for shares of Disc common stock on the NASDAQ
SmallCap Market on September 5, 2002, the last full trading day before Disc publicly announced that it had executed the merger agreement with Acquisition
Corp., was $1.05. On that date, the high and low sales prices of Disc common stock as reported on the NASDAQ SmallCap Market were $1.05 and $1.05 per share, respectively. The average closing sale price per share of Disc common stock was
$1.10 during the one week period preceding that announcement. On December 11,
2002, the last practicable trading day for which information was available prior to the date of the first mailing of this proxy statement, the closing price per share of Disc common stock as reported on the NASDAQ SmallCap Market was
$1.76. Stockholders should obtain a current market quotation for Disc common stock before making any decision with respect to the merger.

                                       13

--------------------------------------------------------------------------------

                             NUMBER OF STOCKHOLDERS

         As of the record date of November 22, 2002, there were issued and outstanding 5,518,242 shares of our common stock and approximately 524 beneficial owners of those shares.

                                    DIVIDENDS

         Disc has never declared or paid cash dividends on its common stock and does not plan to pay any cash dividends in the foreseeable future. Disc's credit agreement prohibits the paying of dividends on its common stock. In addition, under the merger agreement, Disc has agreed not to pay any cash dividends on its common stock before the closing of the merger.

           QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

         Disc finances the purchase of production equipment and other capital expenditures through long-term debt and/or capital leases. A significant portion of Disc's long-term debt is its revolving line of credit under a credit agreement, which is exposed to changes in interest rates. As of September 30,
2002, Disc had approximately $2,400,000 of debt outstanding on its revolving line of credit. The stated or implicit rates on Disc's other borrowings, including capital leases, are generally fixed or in those instances where rates are variable, Disc generally fixes the rates through interest rate swap agreements. If current interest rates were to increase by 10%, the effect on
Disc would be an additional annual expense of approximately $23,000.

         Disc does not have any sales, purchases, assets or liabilities denominated in currencies other than the U.S. dollar, and as such is not subject to foreign currency exchange rate risk.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
                     CONCERNING FORWARD-LOOKING INFORMATION

         This proxy statement includes statements that are not historical facts.
These forward-looking statements are based on Disc's current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include the information concerning Disc's possible or assumed future results of operations and also include those preceded or followed by the words
"anticipates," "believes," "could," "estimates," "expects," "intends," "may,"
"should," "plans," "targets" and/or similar expressions.

         The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by these forward-looking statements. In addition to the factors discussed elsewhere in this proxy statement, other factors that could cause actual results to differ materially include Disc's ability to fulfill its stated business strategies; Disc's ability to improve its revenue margin; Disc's ability to improve its position in current or new markets; Disc's ability to identify and consummate strategic business opportunities; Disc's ability to identify and develop additional product innovations; Disc's ability to achieve growth in net sales of its products; the effects of recent equipment purchases and leases for additional space on Disc's operations; Disc's ability to continue to achieve efficiencies through the purchase or lease of equipment; the effects of Disc's planned consolidation efforts, including the proceeds to be received from sales of equipment and a building in connection with the closing of Disc's
Indiana facility; the effects of Disc's ISO certification efforts; the amounts required for capital expenditures in future periods; the availability and cost of materials; and continuing industry-wide pricing pressures and other industry conditions. These and other factors are discussed elsewhere in this proxy statement and in the documents that are incorporated by reference into this proxy statement.

                                       14

         Except to the extent required under the Federal securities laws, we do not intend to update or revise the forward-looking statements to reflect circumstances arising after the date of the preparation of the forward-looking statements.

                    THE SPECIAL MEETING OF DISC STOCKHOLDERS

GENERAL

         This proxy statement, together with the accompanying notice of special meeting and form of proxy, is being furnished to the stockholders of Disc
Graphics, Inc. ("Disc") as part of the solicitation of proxies by Disc's board of directors for use at the special meeting of stockholders to be held at
Farrell Fritz, P.C., EAB Plaza, Uniondale, New York 11556 on Tuesday, December
31, 2002, beginning at 10:00 a.m. local time, or at any adjournments or postponements thereof.

         We intend to mail this proxy statement and the accompanying form of proxy on or about [date] to all stockholders entitled to vote at the special meeting.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

         The special meeting of our stockholders is being held to consider and vote upon the approval of the Agreement and Plan of Merger, dated as of
September 6, 2002, between Disc and DG Acquisition Corp. ("Acquisition Corp."), pursuant to which Acquisition Corp. will be merged with and into Disc, with Disc being the surviving corporation and any other matters that may properly come before the meeting.

         IF ANY OTHER MATTERS ARE PROPERLY PRESENTED FOR CONSIDERATION AT THE
SPECIAL MEETING, EACH OF PAUL GREGORY AND DENISE MCKAY WILL HAVE THE DISCRETION
TO VOTE ON THOSE MATTERS USING THEIR JUDGMENT WITH RESPECT TO THOSE MATTERS
UNLESS AUTHORITY TO DO SO IS WITHHELD ON THE PROXY CARD. SECURITIES AND EXCHANGE
COMMISSION RULES LIMIT SUCH DISCRETIONARY AUTHORITY TO VOTE ON ONLY THOSE
MATTERS WHICH DISC DID NOT KNOW A REASONABLE TIME BEFORE THE PROXY SOLICITATION,
ARE TO BE PRESENTED AT THE SPECIAL MEETING.

         RECOMMENDATION

         Disc's board of directors, upon the unanimous recommendation of a special committee comprised of independent Disc directors, has unanimously determined that the merger is fair and advisable, adopted the merger agreement and recommends that you vote "FOR" approval of the merger agreement.

         RECORD DATE AND VOTING INFORMATION

         Only holders of record of common stock at the close of business on
November 22, 2002 (the "Record Date") will be entitled to notice of and to vote at the special meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 5,518,242 shares of Disc common stock. A list of our stockholders will be available for review at our executive offices during regular business hours for a period of 10 days before the special meeting. Each holder of record of common stock on the record date will be entitled to one vote for each share held.

         All votes will be tabulated by the inspector of elections appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Brokers who hold shares in street name for clients typically have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, absent specific instructions from the

                                       15

beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the adoption and approval of non-routine matters, such as the merger agreement. Proxies submitted without a vote by the brokers on these matters are referred to as "broker non-votes." Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the special meeting.

         The affirmative vote of holders of a majority of the outstanding shares of Disc common stock entitled to vote at the special meeting is required to adopt and approve the merger agreement. A separate vote of Disc's unaffiliated stockholders is not required under Delaware and no such vote will be conducted.
On the Record Date for the special meeting, Donald Sinkin, our Chairman, Chief
Executive Officer and President, Margaret Krumholz, our Chief Financial Officer
and Senior Vice President of Finance, John Rebecchi, our Senior Vice President,
West Coast and a director of Disc, and Stephen Frey, our Secretary and Senior
Vice President of Operations and a director of Disc (collectively, the
"Management Group"), Scott Korman, Daniel A. Levinson and Timothy Healy
(collectively, the "Contributing Stockholders" and Acquisition Corp. owned an aggregate of 2,677,420 shares of Disc common stock, representing approximately
49% of the total number of shares entitled to vote at the special meeting. The
Contributing Stockholders, Acquisition Corp., the Management Group and Main Street
Resources are hereinafter collectively referred to as the "Buy-Out
Group". The term "Main Street Resources" refers to MSR Advisors, Inc., a private equity group doing business under the name Main Street Resources, of which
Daniel Levinson, a director of Disc, also is President, along with its affiliates and their related investors. The members of the Buy-Out Group have informed us that they intend to vote their shares of Disc common stock in favor of the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement. The affirmative vote of the shares held by the Buy-Out Group is not sufficient under Delaware law to adopt and approve the merger agreement.

         Because the affirmative vote of holders of a majority of the outstanding shares of Disc common stock is required in order to approve the merger agreement, abstentions and broker non-votes will have the same effect as votes "AGAINST" adoption and approval of the merger agreement.

         With the exception of broker non-votes, the treatment of which is discussed above, each share of Disc common stock represented by a proxy properly executed and received by Disc in time to be voted at the special meeting and not revoked will be voted in accordance with the instructions indicated on such proxy and, if no instructions are indicated, will be voted "FOR" the proposal to adopt and approve the merger, the merger agreement and the transactions contemplated thereby. All proxies voted "FOR" such matter, including proxies on which no instructions are indicated, other than broker non-votes, may, at the discretion of the proxy holder, be voted "FOR" discretionary authority to vote in favor of any motion to adjourn or postpone the special meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.
Any proxy that is voted against discretionary authority to vote in favor of any motion to adjourn or postpone the special meeting will not be voted in favor of any such adjournment or postponement.

QUORUM

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Disc's common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting.

                                       16

PROXIES; REVOCATION

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with
Disc's Secretary, Stephen Frey, at Disc's executive offices located at 10 Gilpin
Avenue, Hauppauge, New York 11788, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the special meeting and voting in person. Attendance at the special meeting will not, by itself, revoke a proxy. Furthermore, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the special meeting, the stockholder must obtain a proxy from the record holder.

         PLEASE DO NOT SEND IN STOCK CERTIFICATES WITH YOUR PROXY CARD AT THIS
TIME. IN THE EVENT THE MERGER IS COMPLETED, DISC WILL DISTRIBUTE INSTRUCTIONS
REGARDING THE PROCEDURES FOR EXCHANGING DISC STOCK CERTIFICATES FOR THE $1.82
PER SHARE CASH PAYMENT.

EXPENSES OF PROXY SOLICITATION

         Each of Disc and Acquisition Corp. are responsible for their own fees and expenses incurred in connection with the solicitation of proxies in connection with the merger, including the fees and expenses associated with the preparation of this proxy statement, except that Disc and Acquisition Corp. have agreed to share equally the fees and expenses (other than attorneys' fees and expenses) associated with the filing, printing and mailing of this proxy statement and any amendments to this proxy statement. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Disc common stock beneficially owned by others for forwarding to these beneficial owners. Disc may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Disc. Other than certain fees payable to the independent directors comprising the special committee, no additional compensation will be paid to directors, officers or other regular employees for their services.

ADJOURNMENTS

         Although it is not anticipated, the special meeting may be adjourned for the purpose of soliciting additional proxies in favor of voting to approve and adopt the merger agreement and the merger, if necessary. Any adjournment of the special meeting may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the shares of Disc common stock present in person or represented by proxy at the special meeting, whether or not a quorum exists.

APPRAISAL RIGHTS

         Stockholders who do not vote in favor of adoption and approval of the merger agreement, and who otherwise fully comply with the applicable statutory procedures of the Delaware General Corporation Law summarized elsewhere in this proxy statement and in APPENDIX C hereto, will be entitled to seek appraisal of the value of their Disc common stock as set forth in Section 262 of the Delaware
General Corporation Law. It is a condition to Acquisition Corp.'s obligation to consummate the merger that holders of not more than 15% of the outstanding Disc common stock seek appraisal of their stock. See "Special Factors--Appraisal
Rights" beginning on page 55.

                                       17

AVAILABILITY OF INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP acted as Disc's independent auditors for the year ended December 31, 2001 and is acting as Disc's independent auditor for the year ending December 31, 2002. Representatives of PricewaterhouseCoopers LLP
familiar with Disc are expected to attend the special meeting and be available to answer appropriate questions that you may have.

PEOPLE WITH DISABILITIES

         We can provide you with reasonable assistance to help you attend the special meeting in person if you inform us about your physical incapacitation or disability requirements. If you have a physical disability and plan to attend the special meeting in person, please call or write to Disc's Secretary, Stephen
Frey, at least 10 days before the special meeting at 10 Gilpin Avenue,
Hauppauge, New York 11788.

ANNUAL MEETING

         Disc will hold an annual meeting for the election of directors in calendar year 2003 only if the merger has not already been consummated. If the merger is not consummated and such meeting is held, Disc will inform its stockholders, by press release or other means determined reasonable by Disc, of the date by which stockholder proposals must be received by Disc to be considered for inclusion in Disc's proxy statement for the meeting.

                                       18

                                   THE MERGER

         The discussion in this proxy statement of the merger and the principal terms of the merger agreement is qualified in its entirety by reference to the merger agreement which is attached to this proxy statement as APPENDIX A. The merger agreement is incorporated in this proxy statement by reference. You are encouraged to read the merger agreement carefully and in its entirety before deciding whether to vote to approve the merger agreement.

GENERAL DESCRIPTION OF THE MERGER

         On September 6, 2002, Acquisition Corp. entered into a merger agreement with Disc providing for the merger of Acquisition Corp. with and into Disc, with
Disc as the surviving corporation in the merger. As a result of the merger, Disc will be a privately held corporation whose stockholders will be the stockholders of Acquisition Corp. immediately prior to the effective time of the merger.

         The board of directors, upon the unanimous recommendation of a special committee comprised solely of independent Disc directors, has unanimously determined that the merger is fair and advisable, adopted the merger agreement and recommends that you vote your shares "FOR" the approval of the merger agreement.

         At the effective time of the merger, all issued and outstanding shares of Disc common stock (other than shares of Disc common stock held by the Buy-Out
Group or Disc, or shares subject to properly exercised appraisal rights) will be converted into the right to receive $1.82 in cash, without interest.

         Each share of Disc common stock owned by the Buy-Out Group and Disc will be cancelled at the effective time of the merger. Each share of Acquisition
Corp. common stock issued and outstanding immediately prior to the effective time of the merger will be converted into and exchanged for one share of Disc common stock.

ASSUMPTION OF CERTAIN DISC STOCK OPTIONS AND WARRANTS

         Except for outstanding stock options and warrants granted to certain members of the Management Group with an exercise price less than or equal to
$1.82, which options or warrants, as the case may be, will be converted at the effective time of the merger into options or warrants to acquire common stock of
Disc as the surviving corporation, outstanding and unexercised options and warrants to purchase shares of Disc common stock, whether or not then vested, will as of the effective date of the merger, be cancelled, and each option holder will be entitled to receive a cash payment in an amount equal to the product of the (i) number of shares of Disc common stock subject to such option or warrant, and (ii) the excess, if any, of $1.82 over the exercise price per share subject or related to such option, for each cancelled option. Options and warrants with an exercise price equal to or greater than $1.82 per share will be cancelled at the effective time of the merger without any payment or other consideration.

                                       19

                                THE PARTICIPANTS

DISC GRAPHICS, INC.
8 Wright Street
Westport, Connecticut 06880

         Disc Graphics, Inc., a Delaware corporation, is a diversified manufacturer and printer of specialty paperboard packaging focused on the home video, music, entertainment software, cosmetics, pharmaceutical, and other consumer markets. Products include: pre-recorded video sleeves, compact disc and audio cassette packaging; folding cartons for entertainment software, food, pharmaceuticals and cosmetics; posters, pressure sensitive labels and general commercial printing. Customers include leading software, CD-ROM and video distributors; major film studios, vitamin, cosmetic and fragrance companies;
major book publishers; and many Fortune 500 companies. Disc operates in one business segment: the manufacturing and printing of specialty paperboard packaging.

         A more detailed description of Disc's business and financial results is contained in Disc's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and Disc's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002, each of which is incorporated by reference into and is included with this proxy statement as APPENDIX D and APPENDIX E , respectively. See also "Where Stockholders Can Find More Information."
Information about the directors and executive officers of Disc is set forth in
APPENDIX F to this proxy statement.

DG ACQUISITION CORP.
c/o Main Street Resources
8 Wright Street
Westport, Connecticut 06880

         DG Acquisition Corp., a Delaware corporation, was formed at the direction of the Buy-Out Group solely for the purpose of engaging in the transactions contemplated by the merger agreement. The members of the Management
Group and the Contributing Stockholders have agreed to contribute their respective shares of Disc common stock to Acquisition Corp. in exchange for shares of Acquisition Corp. common stock prior to the effective time of the merger. Information about the directors and executive officers of Acquisition
Corp. is set forth in APPENDIX F to this proxy statement.

THE MANAGEMENT GROUP

         The Management Group is comprised of Donald Sinkin, our Chairman, Chief
Executive Officer and President, Margaret Krumholz, our Chief Financial Officer
and Senior Vice President of Finance, John Rebecchi, our Senior Vice President,
West Coast and a director of Disc, and Stephen Frey, our Secretary and Senior
Vice President of Operations and a director of Disc. The members of the
Management Group, who hold, in the aggregate, approximately 43% of the outstanding shares of Disc common stock, have each agreed to contribute, prior to the effective time of the merger, their respective shares of Disc common stock to Acquisition Corp. in exchange for shares of Acquisition Corp. common stock. Immediately following the merger, the Management Group, Main Street
Resources and the Contributing Stockholders, will hold 100% of the outstanding shares of common stock of Disc as the surviving corporation. The Management
Group has interests that are different from, or in addition to, your interests as a Disc stockholder generally. See "Special Factors-Interests of the
Management Group; Appointment of Special Committee." Additional information about the Management Group is set forth in APPENDIX F to this proxy statement.

                                       20

MAIN STREET RESOURCES

8 Wright Street
Westport, Connecticut 06880

         Main Street Resources, formerly known as Colt Capital Group, is a private equity group comprised of MSR Advisors, Inc., which acts as an investment manager, MSR I SBIC, L.P., a Delaware limited partnership ("MSR I")
and its investors, and MSR I SBIC Partners, LLC, a Connecticut limited liability company and the general partner of MSR I. MSR I is a $65 million investment fund with $41 million of available investment capital. Main Street Resources provides capital and financial/strategic services to companies and individuals. In the past two years, Main Street Resources has successfully completed 15 transactions in a wide variety of industries. Daniel Levinson is President of Main Street
Resources and is a director of Disc. In addition, Donald Sinkin and Seymour
Zises, both of whom are directors of Disc, have committed $150,000 and $200,000, respectively, as limited partners of MSR I, of which $60,000 and $80,000, respectively, has been funded to date. Disc has been advised that these investments represent an insignificant portion of their respective net worth.
Additional information about Main Street Resources is set forth in APPENDIX F to this proxy statement.

THE CONTRIBUTING STOCKHOLDERS

         The Contributing Stockholders are Tim Healy, Scott Korman and Daniel
Levinson, President of Main Street Resources and a director of Disc, who collectively hold approximately 5.47% of the outstanding shares of Disc common stock. Messrs. Healy, Korman and Levinson have each agreed to contribute, prior to the effective time of the merger, their respective shares of Disc common stock to Acquisition Corp. in exchange for shares of Acquisition Corp. common stock. Immediately following the merger, the Contributing Stockholders, the
Management Group and Main Street Resources will hold 100% of the outstanding shares of common stock of Disc as the surviving corporation. Information about the Contributing Stockholders is set forth in APPENDIX F to this proxy statement.

                                 SPECIAL FACTORS

BACKGROUND OF THE MERGER

     In the opinion of Disc's board of directors, Disc's public market valuation has been constrained for at least the past two years due to a number of factors including, but not limited to, Disc's:

                                       21

     o   small market capitalization, which at September 5, 2002 (the day before the merger agreement was executed) was only $5,794,154;

     o   limited public float, which was only approximately 2,650,000 shares as of September 5, 2002;

     o   relatively low trading volume, which over the last year averaged only approximately 13,300 shares per week;

     o   no research coverage from securities analysts since at least January 1,
         2000; and

     o   inability to generate the type of rapid revenue and unit growth generally expected by the public equity markets for at least the last two years.

     The forgoing factors were first considered by the board of directors in the
Spring of 1998. As a result of Disc's low market valuation, the board of directors authorized Disc to engage BT Alex. Brown, an investment banking firm, to advise Disc with respect to maximizing long-term stockholder value. At the request of the board of directors, BT Alex. Brown suggested possible strategic alternatives to maximize stockholder value. Among the alternatives suggested were increasing financial flexibility, pursuing acquisitions or strategic combinations and consideration of a management-led "going private" transaction.
After discussing the advantages and disadvantages of the strategic alternatives suggested by BT Alex. Brown, the board of directors authorized BT Alex. Brown to solicit potential buyers or merger partners for Disc. However, BT Alex. Brown's solicitation produced no offers by the Fall of 1998.

     After the conclusion of such process in the Fall of 1998, Disc continued to operate its business in the ordinary course. Disc acquired a completentary business on July 1, 1999 in an effort to increase its revenue base. Such acquisition did not prove beneficial to Disc and together with the general economic downturn in the latter part of 2000 and throughout calendar year 2001 its business suffered declining revenue and operating profit. Revenues declined from $67,988,000 in 1999 to $52,672,000 in 2001 and net income declined from
$2,507,000 in 1999 to a net loss of ($3,107,000) in 2001. Consistent with the pattern experienced by the NASDAQ Corporate Index, Disc's stock price briefly reached a high of $4.438 in the first calendar quarter of 2000 and thereafter continued to decline gradually and reached a low of $0.75 per share in the third calendar quarter of 2001. The management of Disc considered the possibility of a management led going private transaction at various times between the Fall of
1998 and the Spring of 2002 but such explorations never resulted in a bona fide proposal.

     At a meeting of the board of directors on April 2, 2002, Donald Sinkin,
Chairman, President and Chief Executive Officer of Disc, advised the board of directors that the Buy-Out Group had determined to pursue a management buyout of
Disc, with funding to be provided by MSR I, an affiliate of Main Street
Resources. Mr. Sinkin noted that the Management Group was proposing such a transaction because:

     o   Disc's low market capitalization had made it impossible to use Disc stock as consideration for potential acquisitions;

     o   Disc has continued to incur substantial expenses, approximately
         $300,000 per year, associated with being a publicly held company and anticipates that these expenses would increase in the future;

     o   Information contained in its public disclosures had been used by competitors to Disc's competitive disadvantage;

                                       22

     o   Disc's stock price (then approximately $1.00 per share) did not fully reflect Disc's value and any growth in the business would not be reflected in the market price of Disc common stock in each case because of the low trading volume and absence of analyst coverage.

     o   Given the market environment, Disc does not anticipate a significant change in its financial performance in the near future; and

         Mr. Sinkin suggested that, because of an actual or perceived conflict of interest resulting from the Management Group's proposal to acquire Disc, it would be appropriate and necessary for the board of directors to appoint a special committee of independent directors that would be responsible for evaluating the Management Group's proposal to acquire Disc or any other acquisition proposal by a third party. After lengthy discussion, the board of directors determined that Mark L. Friedman and Seymour W. Zises were the two members of the board of directors who were independent of the contemplated
Management Group proposal and approved the appointment of a special committee to evaluate the Management Group's proposal and any other acquisition proposal by a third party. There were no limitations placed on the authority of the special committee. The board of directors took into consideration Mr. Zises' ownership of a less than one percent interest in MSR I which, to the board of directors'
knowledge, represents an insignificant part of Mr. Zises' financial position and which the board of directors believed would not have an impact on Mr. Zises'
independence, as well as his beneficial ownership of shares of common stock of
Disc. The board of directors then appointed Mr. Friedman and Mr. Zises as the members of the special committee with authority to take any and all actions on behalf of Disc with respect to any proposal that might be made by the Buy-Out
Group or any third party, and with the authority to engage independent legal and financial advisors to advise the special committee. The board of directors also resolved to make all non-public information about Disc available to the special committee and its advisors. The board of directors also approved the payment of a non-contingent fee of $50,000 to each of Mr. Friedman and Mr. Zises for their service on the special committee, $25,000 of which was paid shortly following
April 2, 2002 and the balance of $25,000 to be paid on the earlier to occur of
(i) the closing of an acquisition of Disc, or (ii) the disbandment of the special committee.

         As a result of the appointment of the special committee, Messrs.
Friedman and Zises were charged with the responsibility of negotiating on behalf of the unaffiliated stockholders of Disc, and the members of the Management
Group (i.e., Donald Sinkin, Stephen Frey, John Rebecchi and Margaret Krumholz)
were free to engage in discussions in their capacity as members of the Buy-Out
Group. In addition, Daniel Levinson, a director of Disc and the President of
Main Street Resources, participated on behalf of the Buy-Out Group in some of the discussions between the Buy-Out Group and the special committee.

     During the two-week period following the April 2nd board of directors meeting, members of the special committee discussed with each of Bryant Park
Capital, Capitalink, LLC and Rodman & Renshaw, Inc. ("Rodman") the possible engagement of one of them as the special committee's financial advisor to provide advice and assistance with respect to any proposed transaction involving
Disc and to render an opinion as to the fairness, from a financial point of view, of any contemplated consideration payable to Disc's unaffiliated stockholders. The special committee also contacted one other firm whose fee structure was unacceptable.

     On April 18, 2002, the special committee held a meeting and selected Rodman as its independent financial advisors. The special committee selected Rodman primarily because (i) Rodman had an excellent reputation; (ii) Rodman's proposed fees were comparable to the fees proposed by the two other firms; and (iii)
Rodman had familiarity with the business of Disc as a result of serving as the financial advisor to RCL Capital Corp. ("RCL") in connection with the merger of
Disc with RCL in 1995. At the

                                       23

April 18th meeting, the special committee also determined to engage Goodkind
Labaton Rudoff & Sucharow LLP ("Goodkind Labaton") as independent counsel to the special committee.

     On April 24, 2002, a meeting of the special committee was held, with Edmond
Coller, a partner with Goodkind Labaton, in attendance. At this meeting, Mr.
Coller reviewed with the members of the special committee their duties and responsibilities in connection with any forthcoming offer to acquire Disc. The special committee, with the participation of Mr. Coller, also identified significant matters which would have to be satisfactorily addressed in connection with any proposal, including the fiduciary duties of Disc's board of directors under Delaware law, that there be adequate assurances that financing for any transaction be available, and there be an adequate opportunity for Disc to receive, consider and act upon third party offers. In connection with these considerations, the special committee noted the fact that Don Sinkin had advised the special committee that, while he understood that the goal of the special committee was to obtain the highest price that was fair to the unaffiliated stockholders of Disc, it would be unlikely that he or any of the other Management
Group members would be a seller of their Disc shares at such price because of their long history of service to Disc.

     On April 26, 2002, counsel to the Buy-Out Group, Greenberg Traurig, LLP
("Greenberg Traurig"), delivered to Goodkind Labaton, a written non-binding proposal by the Buy-Out Group to effectuate a merger on terms which would result in a $1.72 cash payment to Disc stockholders other than the Buy-Out Group. The proposal also contained a proposed termination fee of $150,000 plus out-of-pocket expenses payable in the event that, in the exercise of its fiduciary duties, the board of directors withdrew a favorable recommendation to the Disc stockholders after execution of a merger agreement with the Buy-Out
Group.

     On May 9, 2002, the special committee held a telephonic meeting attended by representatives of Goodkind Labaton and representatives of Rodman to discuss the
Buy-Out Group's written proposal, a copy of which had been distributed to the special committee, Mr. Coller, and Rodman. At the meeting, Rodman discussed certain preliminary valuation analyses it had performed and advised the special committee that the proposed price appeared to be below the indicative valuations suggested by the preliminary valuation analysis. Rodman further indicated that the preparation of a formal valuation analysis would be subject to study and refinement, and that Rodman would require additional discussions with management and conduct further due diligence before it could develop a complete valuation analysis. Rodman did not indicate a specific price or range of prices at which a transaction would be fair to the unaffiliated stockholders. Rodman did advise the special committee that the proposed price per share for the transaction seemed low, but that Rodman required further analysis to reach a conclusion.
Rodman also indicated that representatives of Main Street Resources had requested a meeting with Rodman to review the Buy-Out Group's determination that the $1.72 per share offer represented fair value for Disc shares. Thereafter, in order to facilitate the negotiation process, the special committee accepted Main
Street Resources request and authorized Rodman to meet with Main Street
Resources' representatives and determined to hold another meeting to discuss the offer after Rodman met with Main Street Resources and performed further due diligence and analysis. The special committee further authorized Goodkind
Labaton to negotiate with the Buy-Out Group and Greenberg Traurig.

     On May 14, 2002, the special committee again met with representatives of
Goodkind Labaton and Rodman. Rodman reported upon its meetings with Main Street
Resources and advised that the proposed price remained below the preliminary indicative valuations it had discussed on May 8, 2002. After discussion, the special committee directed Rodman to communicate to members of the Buy-Out Group that the special committee did not consider the $1.72 price acceptable and to advise them that the special committee required an improved offer to consider.

                                       24

     On May 21, 2002, the board of directors held a special meeting at which the special committee reported to the board of directors on the status of its deliberations regarding the proposal by the Buy-Out Group. Following the report of the special committee, Mr. Sinkin reported to the board of directors that an alternative proposal (the "May Proposal") had been delivered to Disc by a third party. With the consent of the board of directors, Mr. Sinkin invited a representative of the group making the May Proposal to address the full board of directors. The representative outlined in general terms a proposed transaction pursuant to which Disc would raise between $6 million and $10 million in a private placement of Disc common stock and would sell substantially all of its operating assets to a newly formed entity to be formed at the direction of members of the Buy-Out Group ("Newco") for cash and a note. Although the price per share to be paid in such private placement was not specifically determined, the discussions at the May 21st meeting involved a price of approximately $1.72 per share. The note would have been secured by Disc common stock then held by
Newco. Newco would have been capitalized by an infusion of cash from the Buy-Out
Group and by contributions of Disc shares from existing members of the
Management Group. Disc then would, upon completion of such transactions, remain a public reporting company with no assets  other  than the cash and note  received from  Newco upon the sale of assets,  as well as the cash  proceeds of the private placement.  Under the May Proposal,  Disc  then  would  have  sought  to  acquire one or  more  operating companies.  Following the presentation on the May Proposal, a general discussion ensued  regarding  the  structure  of  the  proposed  transaction.
The  special committee then requested that a formal proposal be delivered to Disc in writing. The representative indicated that a proposal would be delivered promptly.

         Following the May 21 meeting and through July 2002, there were several meetings among the management of Disc, the management of such third party and the various parties' legal and financial advisers. Although not seeking a formal opinion, the special committee asked Rodman to comment on the ramifications of such a transaction. Partly on the recommendation of Rodman, the special committee communicated to the third party that it would not be prepared to recommend to the board of directors a transaction in which the unaffiliated stockholders of Disc would retain their shares in Disc where the per share liquidation value of such shares immediately following the transaction would be comparable in amount to the then proposed merger consideration of $1.72 per share and where, as part of the transaction, the unaffiliated stockholders of
Disc were not given the opportunity instead to receive an equivalent amount in cash upon surrender of their shares. The third party ultimately determined that it was not prepared to pursue further the transaction and, as a result, negotiations over the May Proposal were terminated.

         On July 31, 2002, Alan Annex, a shareholder with Greenberg Traurig, transmitted to Mr. Coller a revised written proposal by the Buy-Out Group with a proposed price of $1.80 per share.

         On August 6, 2002, the special committee, its counsel and Rodman held a meeting at which the new proposal was discussed. Rodman advised the special committee that based upon a more complete and updated preliminary valuation analysis it had completed, it had concluded that the proposed $1.80 price per share would be fair to Disc stockholders other than members of the Buy-Out Group from a financial point of view, and outlined the reasons therefor. Rodman noted
that this conclusion was preliminary and subject to its updating certain of its data and its review of Disc's results for the second quarter of 2002. After lengthy discussion, the special committee concluded that although it concurred in the view that the proposed price per share would be fair to the unaffiliated stockholders of Disc from a financial point of view, it should, nonetheless, attempt to obtain as high a price as practicable. At the direction of the special committee, Mr. Zises spoke with representatives of Main Street Resources on August 9, 2002 and indicated that the special committee required that the offer be further increased. After initially objecting to this demand, the Main
Street Resources representatives agreed to consider further increasing the proposed price. On August 12, 2002, representatives of Main Street Resources advised Mr. Zises that for the

                                       25

purpose of closing the negotiations with respect to the price, the Buy-Out Group was prepared to increase its offer to $1.82 per share.

         On August 13, 2002, the special committee met with Rodman and Goodkind
Labaton to discuss the latest offer from Main Street Resources and to discuss the merger agreement, a first draft of which had been circulated by Greenberg
Traurig on August 7, 2002 and distributed by counsel to the members of the special committee and Rodman on August 8, 2002. At this meeting, Rodman advised the special committee that after reviewing Disc's second quarter results, Rodman continued to view a price of $1.82 per share as fair to Disc stockholders other than the Buy-Out Group from a financial point of view. The special committee, with the participation of Goodkind Labaton, then reviewed the draft merger agreement terms which it felt required further negotiation before the special committee would be able to form a definitive view as to whether the proposed transaction was in the best interests of Disc stockholders other than the
Buy-Out Group. The special committee also discussed various other considerations which affected its analysis of whether the proposed transaction would be in the best interests of Disc stockholders other than the Buy-Out Group. The special committee agreed to reconvene after the special committee and Goodkind Labaton had completed their review of the draft merger agreement.

         Between August 13, 2002 and August 21, 2002, the members of the special committee and Goodkind Labaton held discussions regarding various terms of the proposed merger agreement and the positions of the special committee with respect thereto.

         On August 21, 2002, the special committee met with Goodkind Labaton and
Rodman. Rodman distributed a summary fairness analysis which summarized the various valuation analyses performed by Rodman and the price per share of common stock implied thereby. The summary fairness analysis included a summary of the proposed merger, analyses of the stock prices of selected comparable companies, prices at which comparable companies were sold, historical financial data analyses, historical stock price and trading volume data and trends, discounted cash flow analyses, and other matters Rodman considered relevant to a valuation analysis of Disc. Rodman then discussed the information contained in the summary fairness analysis with the special committee. Rodman also confirmed that if a satisfactory merger agreement was concluded, it would be prepared to issue an opinion that the price of $1.82 per share was fair to Disc stockholders other than the Buy-Out Group from a financial point of view. After hearing Rodman's presentation, the special committee discussed the valuation analysis and the prior negotiations regarding the proposed price, and concluded that it concurred with the valuation analysis provided by Rodman and that it did not expect that it would be able to obtain a further increase in the proposed price from the
Buy-Out Group. The special committee then re-examined the other considerations that it considered relevant to its deliberations, such as (i) the lack of liquidity of the shares of Disc common stock due to the absence of an active trading market in the common stock and the lack of analyst coverage, (ii) the value to unaffiliated stockholders of Disc of an opportunity to realize a substantial premium on disposition of an otherwise relatively illiquid investment as compared to the loss of the opportunity to participate in any future growth potential of Disc, (iii) the negative trends in both the trading volume and market price of Disc stock over the past two years, and (iv) the substantial ongoing expenses incurred by Disc as a public reporting company with obligations to file periodic reports with the Securities and Exchange
Commission, and designated, after consultation with counsel, the additions and changes in the draft merger agreement for which it would negotiate.

         On August 22, 2002, Goodkind Labaton transmitted the special committee's comments to the draft merger agreement to Greenberg Traurig and to
Farrell Fritz, P.C., counsel to Disc ("Farrell Fritz"). Between August 22, 2002 and September 3, 2002, the members of the special committee through its counsel, negotiated changes in the draft merger agreement with counsel to the Buy-Out
Group. In connection with such discussion, the Buy-Out Group rejected the concept that approval of the merger be made subject to the vote of only the unaffiliated stockholders. The changes that were negotiated into the

                                       26

merger agreement included a right on the part of Disc and the special committee during a 30-day period commencing September 6, 2002 to solicit offers to acquire Disc
(see "The Merger Agreement-Solicitation" on page 65); reimbursement of Disc's expenses if Acquisition Corp. breaches or terminates without cause; funding representations by Acquisition Corp.; a $150,000 limitation on the obligation by
Disc to reimburse Acquisition Corp. for its out-of-pocket expenses if Disc receives a superior offer and an increase in the threshold of shares seeking appraisal as a condition to Acquisition Corp.'s obligation to close from 10% to
15%.

         On September 3, 2002, Disc circulated a revised draft of the merger agreement to all members of the board of directors under cover of a notice of a special meeting of the board of directors to be held on September 6, 2002 at the offices of Farrell Fritz, for the purpose of considering whether or not to adopt and approve the merger agreement and the merger.

         On September 4, 2002, Goodkind Labaton received a revised draft merger agreement which was circulated to the members of the special committee and
Rodman. On September 5, 2002, the special committee met with Rodman and Goodkind
Labaton. At this meeting, Rodman delivered its completed valuation report, which expanded upon, but did not change, the analyses contained in the preliminary fairness analysis presented at the August 21, 2002 meeting, and advised the special committee that it was prepared to deliver its fairness opinion when a definitive merger agreement was executed. The members of the special committee, based upon Rodman's fairness analyses and the other factors it considered relevant to the value of the transaction to Disc stockholders other than the
Buy-Out Group resolved that, subject to satisfactory further negotiations of provisions of the merger agreement that the special committee believed were not material, the proposed transaction was, in the opinion of the special committee, fair to and in the best interests of the Disc stockholders other than the Buy-Out Group;
that the merger and merger agreement should be approved and recommended to the board of directors; and that the special committee would recommend that Disc stockholders approve and adopt the merger agreement and the merger when submitted for their approval.

After the September 5, 2002 meeting of the special committee, Goodkind
Labaton transmitted the special committee's remaining comments to Greenberg
Traurig and between the afternoon of September 5, 2002 and the morning of
September 6, 2002 negotiations on the outstanding merger agreement issues resulted in the distribution during the morning of September 6, 2002 of a revised form of merger agreement which was acceptable to and approved by the members of the special committee. Upon such approval, Rodman delivered its written opinion, a copy of which is attached to this proxy statement as APPENDIX
B, that the merger consideration was fair to Disc stockholders other than the
Buy-Out Group from a financial point of view.

     Thereafter, a meeting of the board of directors was held on September 6,
2002 for the purpose of considering whether to approve the merger agreement and the merger. Attending this meeting in person were Mr. Sinkin, Mr. Frey, Ms.
Krumholz, Mr. Coller, Mr. Annex, Alon Kapen, a partner with Farrell Fritz, and
Timothy Papp, a representative of Rodman. Attending via teleconference were
Messrs. Friedman, Levinson, Zises and Rebecchi. Mr. Kapen stated that the purpose of the meeting was to consider and vote upon the proposed merger and merger agreement. Mr. Kapen stated further that he had been advised by Goodkind
Labaton that the special committee had determined, based in part upon the report of Rodman, that the merger upon the terms set forth in the merger agreement was fair to, and in the best interests of Disc stockholders other than the Buy-Out
Group and was recommending to the board of directors that it vote to approve the merger and the merger agreement. Rodman then presented its fairness analysis to the board of directors in support of its opinion as to the fairness from a financial point of view of the consideration to be paid to Disc stockholders other than the Buy-Out Group. Rodman's analysis consisted of an executive summary, a situation analysis and a valuation analysis, including its finding that

                                       27

the proposed merger consideration of $1.82 per share represented a 65.5%
premium over the closing price of Disc common stock on September 4, 2002. Rodman discussed certain valuation issues, including Disc suffering through a depressed operating environment evidenced by a decline in revenue from a peak in 1999,
Disc shares of common stock suffering from illiquidity and a lack of visibility in the investment community, and Disc shares of common stock trading at a significant discount to its peer group. Rodman reported on the results of its comparable company analysis, comparable transaction analysis, discounted cash flow analysis, premiums paid analysis and liquidation analysis. Based on the foregoing analyses, Rodman concluded that:

     o   The discounted cash flow analysis based on management's projections yielded a range of stock prices from $0.65 to $1.95 per share;

     o   The premiums paid analysis resulted in an average premium of 41% over the stock price from one week prior to the announcement of the transaction; and

     o   The proposed $1.82 per share price represented a substantial premium to book value per share and Rodman's estimate of liquidation value per share.

     Based upon the foregoing analyses, Rodman presented its conclusion that the proposed price of $1.82 per share of Disc common stock was fair, from a financial point of view, to Disc stockholders other than the Buy-Out Group.

     Mr. Coller then presented a summary of the events that developed since
April 12, 2002 including the various meetings held by the special committee and negotiations with the Buy-Out Group. The Board also reviewed the negotiations regarding the May Proposal.

     Following deliberations among the members of the board of directors, the board determined that the merger and the merger agreement were in the best interests of Disc and its stockholders and voted unanimously to adopt and approve the merger and the merger agreement and to recommend to Disc stockholders that they adopt and approve the merger and the merger agreement.

         During the course of the negotiations, the special committee, in light of the indicated reluctance of the Management Group to sell their interest at the merger consideration price, the potential adverse effects on employee morale and Disc's relationships with its customers and vendors if it became known in the trade prior to a public announcement regarding a buyout by management that
Disc was seeking buyout offers, and the uncertainty as to whether a price acceptable to the special committee would be obtained, determined that if it could negotiate in the merger agreement the right to solicit and entertain third party offers to acquire or invest in Disc for a reasonable period after the execution of the agreement, it would not solicit such offers prior thereto. The merger agreement that was signed on September 6, 2002, contained a provision permitting Disc and the special committee to solicit offers from third parties for a 30-day period commencing September 6, 2002. Rodman, at the request of the special committee, compiled a list of 15 companies which it considered to be most likely, because of their involvement in the specialty packaging business or related businesses, to have an interest in an acquisition of, or an investment in, Disc. During the 30-day solicitation period, Rodman was able to contact 14 of the 15 companies indicating that it wished to present an investment opportunity in the specialty packaging industry. Rodman received responses from five of these companies, four of which indicated they had no interest in making an investment in a company in Disc's type of specialty packaging. One company requested the identity of the target and, after reviewing publicly available information, indicated that it had no further interest. The Special Committee has not received any responses from the remaining nine companies. In making its recommendation on September 6, 2002 that the stockholders approve the merger agreement, the special committee could

                                       28

not have considered the results of Rodman's subsequent efforts, but did consider the benefit of having the opportunity to determine if a superior offer could be obtained and that the merger agreement that it was recommending to the stockholders for approval contained such a provision.

         During October 2002, MSR introduced Paxar Corporation to the rest of the Buy-Out Group for the purpose of discussing Paxar Corporation's interest in making an equity investment. Following subsequent discussions conducted between
Paxar Corporation and members of the Buy-Out Group, Paxar Corporation agreed to contribute $1,000,000 in exchange for shares in Acquisition Corp., at a price
$1.82 per share, which shares will be converted automatically into shares of
Disc following the merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE MERGER

         The special committee of the board of directors has unanimously determined that the terms of the merger and the merger agreement are fair to, and in the best interests of, the unaffiliated stockholders of Disc. The special committee unanimously recommended to the board of directors that the merger agreement be adopted and approved. The special committee considered a number of factors, as more fully described above under "-- Background of the Merger" and as described below under "-- Reasons for the Special Committee's
Recommendation," in making its recommendation. The board of directors, acting in part upon the recommendation of the special committee, unanimously determined that the terms of the merger and the merger agreement are fair to, and in the best interests of, Disc's unaffiliated stockholders. THE BOARD OF DIRECTORS,
BASED IN PART ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE,
RECOMMENDS THAT DISC'S STOCKHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE
MERGER AGREEMENT.

REASONS FOR THE SPECIAL COMMITTEE'S RECOMMENDATION

         In recommending adoption and approval of the merger agreement and the merger to the board of directors, the special committee considered a number of factors that it believed supported its recommendation that the transaction is substantively fair to the unaffiliated stockholders, including but not limited to the following:

     o    The valuation analysis prepared by Rodman and Rodman's interpretation of the valuation analysis, which analysis and interpretation of that analysis was adopted by the special committee. Such valuation analysis included several valuation calculations which the special committee considered, including a range of discounted cash flow values based upon management projections, which placed the merger consideration of
$1.82 at the lower end of that range of values, and a range of discounted cash flow values based upon goal case projections developed by Rodman, which placed the merger consideration below that range of values. See "Special Factors--Opinion of Rodman & Renshaw, Inc." The
special committee considered Rodman's goal case projections to be overly optimistic and placed little weight on the resulting
valuations.

     o   The merger consideration of $1.82 per share represents (i) a premium of approximately 73% over the $1.05 closing sale price for the shares of common stock on the NASDAQ SmallCap Market on September 5, 2002, the
         last trading day before Disc announced the execution of the merger agreement, (ii) a premium of approximately 65% over the $1.10 closing sale price for the shares of common stock on the NASDAQ SmallCap Market on August 30, 2002, one week before Disc announced the execution of the merger agreement and (iii) a premium of approximately 65% over the
         $1.10 closing sale price for the shares of common stock on the NASDAQ
         SmallCap Market on August 6, 2002, one month before Disc announced the execution of the merger agreement, and exceeds the highest closing sales price per share of Disc common stock during the prior 52-week period.

                                       29

     o   The lack of liquidity of the shares of Disc common stock due to the absence of an active trading market in the common stock, the absence of analyst coverage and the value to unaffiliated stockholders of Disc of an opportunity to realize a substantial premium on disposition of an otherwise relatively illiquid investment as compared to the loss of the opportunity to participate in the future growth potential of Disc.

     o   The negative trends in both the trading volume and market price over the past two years and the absence of any indication that the price of
         Disc shares would necessarily trend up if Disc's performance or the markets improve.

     o   The recent improvement in Disc's margins and the slowing of the rate of decline in revenue, as well as the uncertainty as to whether such improvement will be sustainable given the continuing decline in comparable year over year period revenues.

     o   Uncertainties concerning the economy in general, Disc's industry in particular, and the capital markets.

     o   The liquidation of Disc is not a practicable alternative to the merger inasmuch as Disc's net book value of $1.45 per share and Rodman's conclusion that the prospective realizable asset values on liquidation, net of liabilities, would be (-$.80 per share, are each substantially below the $1.82 per share merger consideration.

     o   The substantial ongoing expenses incurred by Disc as a public reporting company with obligations to file periodic reports with the SEC.

     o   The degree of likelihood that the merger will be completed. In this connection, the special committee considered, among other things, the lack of a financing or due diligence condition to closing, evidence provided to the special committee of Main Street Resources' commitment to proceed with, and its ability to provide funding for, the merger, and the obligation of Acquisition (guaranteed as to $100,000 each by
         Main Street Resources and Mr. Sinkin) to pay up to $200,000 of Disc's
         expenses if Acquisition fails to close for any reason not permitted under the merger agreement.

     o   The terms and conditions of the merger agreement, including those described above and those which provide Disc with the right, subject to a termination fee of $150,000 and an obligation to reimburse
         Acquisition Corp. for out-of-pocket expenses not to exceed $150,000, which the special committee believed would not be an impediment to a competitive offer from a third party for Disc to negotiate for a superior transaction with a third party that approaches Disc prior to the vote on the merger and to solicit such offers for a period of 30 days after the signing of the merger agreement; permit the special committee and the board of directors to terminate the merger agreement if a superior offer is made and Acquisition does not provide an offer considered equivalent or superior by the special committee; provided that the special committee and the board of directors may withdraw their recommendations of the merger to stockholders if such withdrawal is required as a matter of fiduciary duty; and require that any amendments to the merger agreement must be approved by the special committee.

     o   The unaffiliated stockholders of Disc will receive a fixed amount of cash, rather than securities or some form of deferred payment.

                                       30

         In recommending adoption and approval of the merger agreement and the merger to the board of directors, the special committee considered a number of factors that it believed supported its determination of the procedural fairness of the process under which the merger agreement was negotiated and the procedural fairness of the transaction itself, including, but not limited to, the following.

     o   That the special committee exercised exclusive and unlimited authority to, among other things, evaluate, negotiate and recommend the terms of any proposed transaction and had received advice from its own independent legal and financial advisors.

     o   That extensive time and attention was devoted to the transaction by the members of the special committee.

     o   That the proposed transaction resulted from negotiations that were active and lengthy and intended to simulate arm's length negotiations.

     o   That these negotiations resulted in increases in the original per share price offer and in material improvements in the financial and non-financial terms of the originally proposed merger agreement.

     The special committee also considered a variety of risks and other potentially negative factors concerning the merger but determined that these factors were outweighed by the benefits of the factors supporting the merger.
These negative factors included, but were not limited to, the following:

     o   The conflicts of interest of certain members of the Buy-Out Group who will continue as owners and executives of Disc after the merger.

     o   The Buy-Out Group's rejection of the special committee's proposal to have the approval of the merger made subject to the vote of only unaffiliated stockholders. In evaluating this factor, the special committee considered the rights of dissenting stockholders to seek appraisal of the value of their shares of common stock under Delaware law; the right of the special committee to solicit third party offers after the execution of the merger agreement (which right the special committee exercised); the right of the special committee to terminate the merger agreement if a superior offer is received, subject only to a nominal break-up fee; and the right of the special committee to withdraw its favorable recommendation if required to do so in the exercise of its fiduciary duty.

     o   The unaffiliated stockholders will lose the opportunity to participate in any future growth of Disc but will also be insulated from any decline in the current value of Disc.

         After considering these factors, the special committee concluded that the positive factors relating to the merger outweighed the negative factors.
Because of the variety of factors considered, the special committee did not find it practicable to quantify or otherwise assign relative weights to, and did not make specific assessments of, the specific factors considered in reaching its determination. However, individual members of the special committee may have assigned different weights to various factors. The determination of the special committee was made after considering all of the factors together.

                                       31

         The special committee did not consider prior repurchases of Disc stock by Disc to be a meaningful factor. There was only one repurchase of Disc stock in the seven year period prior to the signing of the merger agreement--a repurchase of 8,500 shares in 1996. Accordingly, such repurchase was deemed by the special committee to be minor in amount and distant in time.

         The foregoing discussion is not intended to be exhaustive but is believed to include all material factors considered by the special committee.

REASONS FOR THE BOARD OF DIRECTORS' RECOMMENDATION

         The board of directors consists of six directors, two of whom served on the special committee and four of whom are part of the Buy-Out Group. In reporting to the board of directors regarding its determination and recommendation, the special committee, with its legal and financial advisors participating, advised the other members of the board of directors at the special meeting of the board of directors held on September 6, 2002 to consider and vote upon the merger, on the course of its negotiations with Acquisition
Corp., its review of the merger agreement and the factors it took into account in reaching its determination that the terms of the merger agreement, including the original offer price of $1.72 per share and the subsequent increase thereof to $1.82 per share, and the merger are fair to and in the best interests of Disc and its unaffiliated stockholders. In view of the wide variety of factors considered in its evaluation of the proposed merger, the board of directors did not find it practicable to quantify or otherwise assign relative weights to, and did not make specific assessments of, the specific factors considered in reaching its determination. Rather, the board of directors based its position on the totality of the information presented and considered, including Rodman's oral opinion, subsequently confirmed by its written opinion, dated September 6,
2002, that, based on and subject to the considerations, limitations, assumptions and qualifications set forth in the opinion, as of September 6, 2002, the $1.82 per share cash consideration that was to be received by Disc's unaffiliated stockholders in the proposed merger was fair, from a financial point of view to
Disc's unaffiliated stockholders. The board of directors did not consider prior repurchases of Disc stock by Disc to be a meaningful factor. There was only one such repurchase in the seven year period prior to the signing of the merger agreement--
a repurchase of 8,500 shares in 1996. Accordingly, the board of directors did not deem such repurchase to be a meaningful factor because it was minor in amount and distant in time. In connection with its consideration of the recommendation of the special committee, as part of its determination with respect to the merger, the board of directors adopted the analysis and conclusions underlying the special committee's fairness determination based upon its view as to the reasonableness of that analysis.

         The board of directors believes that the merger, the merger agreement and the related transactions are substantively and procedurally fair to, and in the best interests of, the unaffiliated stockholders of Disc

                                       32

for all of the reasons set forth above and below even though no disinterested representative, other than the special committee and its legal and financial advisors, was retained to act solely on behalf of the unaffiliated stockholders and no separate vote of Disc's unaffiliated stockholders will be conducted. See "--Recommendation of the Board of Directors; Fairness of the Merger," and "-- Reasons for the Special
Committee's Recommendation." In addition, with respect to procedural fairness, the board of directors established a special committee, consisting of two independent directors.

         The board of directors believes that it was not necessary to retain a disinterested representative to negotiate on behalf of the unaffiliated stockholders or to structure the merger to require approval of at least a majority of unaffiliated stockholders because:

     o   the board of directors established a special committee of directors, consisting of directors who are not employees of Disc and who will not have any continuing interest in or other relationship with Disc as the surviving corporation, to negotiate the terms of the merger;

     o   the special committee retained an independent financial advisor, who delivered its opinion that the merger consideration was fair to Disc stockholders; and

     o   the merger was approved unanimously by all directors of Disc who are not employees of Disc and who will not have any continuing interest in or other relationship with Disc as the surviving corporation.

     In reaching its conclusions, the board of directors considered it significant that:

     o   The merger consideration of $1.82 in cash per share was the highest price Acquisition Corp. indicated it was willing to pay following extensive arm's-length negotiations between the special committee and representatives of Acquisition Corp.;

     o   no member of the special committee has an interest in the proposed merger different from that of Disc stockholders generally (except that
         Seymour W. Zises has a less than 1% ownership interest in Main Street
         Resources which Disc does not believe is material or detracts in any way from his independence); and

     o   the special committee retained its own financial and legal advisors who have extensive experience with transactions similar to the merger and who assisted the special committee in evaluating the merger and in negotiating with Acquisition Corp.

     o   Rodman was retained to, among other things, advise the special committee as to the fairness, from a financial point of view, of offers received. Rodman reached the conclusion expressed in its written opinion dated September 6, 2002 that, subject to the considerations and limitations set forth in the opinion, the per share consideration of
         $1.82 is fair, from a financial point of view, to the stockholders of
         Disc other than the Management Group.

                                       33

     AFTER CONSIDERATION OF ALL THE MATERIAL FACTORS, AS DESCRIBED ABOVE, AND
BASED IN PART ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE
BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF DISC VOTE "FOR" THE
ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND THE APPROVAL OF THE MERGER.

POSITION OF THE BUY-OUT GROUP AS TO THE FAIRNESS OF THE MERGER

     The rules of the Securities and Exchange Commission require the Management
Group, Acquisition Corp., Main Street Resources and the Contributing
Stockholders (i.e., the "Buy-Out Group") to express their belief as the to fairness of the merger agreement and the proposed merger to Disc's unaffiliated stockholders. The Management Group members were not part of, and did not participate in the deliberations of, the special committee; however, as directors of Disc, Donald Sinkin, Stephen Frey and John Rebecchi, each of whom are members of the Management Group, participated in the deliberations of the board of directors described above under "--Background of the Merger,"
"--Reasons for the Special Committee's Recommendation" and "--Reasons for the
Board of Directors' Recommendations." Based on its belief regarding the reasonableness of the conclusions and analyses of the special committee and the board of directors, the Buy-Out Group adopted the analyses and conclusions underlying the special committee's and the board of directors' fairness determination described above and believe that the $1.82 merger consideration is substantively and procedurally fair to Disc's unaffiliated stockholders.

     The Buy-Out Group has determined that the merger is substantively fair to the unaffiliated stockholders. In making such determination, the Buy-Out Group considered the following factors:

     o   The relationship between the $1.82 price per share to be paid in the merger and the recent and historical market prices of Disc's common stock. The merger price of $1.82 per share to be paid in the merger represents approximately a 73% premium to the closing price of Disc's common stock on September 5, 2002, the last trading day before the public announcement on September 6, 2002 of the signing of the merger agreement, and exceeds the market prices of Disc's common stock for approximately 12 months prior to that date.

     o   The terms of the merger agreement, including the ability of the board of directors, in the exercise of its fiduciary duties to stockholders, to consider competing superior proposals. The Buy-Out Group also considered that the merger is subject to various conditions, and that the merger contemplates the payment of a termination fee under certain circumstances.

                                       34

          The Buy-Out Group has determined that the merger is procedurally fair to the unaffiliated stockholders. In making such determination, the Buy-Out Group considered the following factors:

     o   The negotiation and deliberation process conducted by the special committee which led to the approval of the merger agreement by the special committee and the board of directors; Rodman's opinion as to the fairness of the merger, from a financial point of view, to the unaffiliated stockholders;
         and that the special committee was permitted for a limited time after signing the merger agreement to seek alternative transaction proposals.

     o   The fact that the special committee received an opinion delivered by Rodman stating that the $1.82 per share consideration to be received by Disc's unaffiliated stockholders in the merger was fair, from a financial point of view, to such holders.

     o   Under Delaware law, Disc stockholders have the right to demand an appraisal by the Delaware Court of Chancery of the "fair value" of their shares, which may be determined to be more or less than the $1.82 per share merger consideration.

     o   The overall procedural fairness of the process under which the merger agreement was negotiated and the procedural fairness of the transaction itself due to the special committee's exercise of exclusive and unlimited authority to, among other things, evaluate, negotiate and recommend the terms of the merger agreement, the special committee retaining its own independent legal and financial advisors, and the extensive time and attention devoted to the transaction by the special committee throughout the negotiation process.

          The Buy-Out Group considered the fact that the merger did not require the vote of only unaffiliated stockholders. In evaluating this factor, the Buy-Out Group considered the rights of dissenting stockholders to seek appraisal of the value of their shares of common stock under Delaware law; the right of the special committee to solicit third party offers after the execution of the merger agreement (which right the special committee exercised); the right of the special committee to terminate the merger agreement if a superior offer is received, subject only to a nominal break-up fee; and the right of the special committe to withdraw its favorable recommendation if required to do so in the exercise of its fiduciary duty.

     In reaching its determination as to fairness, none of the members of the
Buy-Out Group assigned specific weight to particular factors, but rather considered all of the foregoing factors as a whole to
support its belief that the merger is fair to the unaffiliated stockholders of
Disc. This belief, however, should not be construed as a recommendation to stockholders as to how they should vote on the merger.

     In view of the number and wide variety of factors considered in connection with making a determination as to the fairness of the merger to Disc's unaffiliated stockholders, and the complexity of these matters, the Buy-Out
Group did not find it practicable to, nor did they attempt to, quantify, rank or otherwise assign relative weights to the specific factors they considered.
Moreover, the Buy-Out Group has not undertaken to make any specific determination to assign any particular weight to any single factor, but have conducted an overall analysis of the factors described above.

     The Buy-Out Group did not consider the net book value or liquidation value of Disc to be material to their conclusion regarding the fairness of the merger because it is their view that neither book value nor liquidation value accurately reflects the value of Disc in light of Disc being a capital intensive business, and that, based upon the opinion received by the special committee from Rodman, a liquidation of Disc would not yield net proceeds to Disc stockholders in excess of $1.82 per share.

FORWARD LOOKING INFORMATION; CERTAIN PROJECTIONS

         Disc does not, as a matter of course, make public projections as to future sales, earnings or other results. However, in connection with the merger,
Disc's management prepared and provided in April 2002 to the special committee and Rodman the projections that are summarized below under the caption "Summary of Financial Projections Data" for the three fiscal years ending December 31,
2004. These projections have not been updated for actual results subsequent to the first quarter. Such information, which was not prepared with a view to public disclosure, is included in this document for the limited purpose of providing stockholders access to the financial projections considered by the special committee and by Rodman in rendering its opinion.

         The projections below are or involve forward-looking statements and are based upon a variety of assumptions, including Disc's ability to achieve strategic goals, objectives and targets over the applicable periods. These assumptions involve judgments with respect to future economic, competitive and regulatory conditions, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond Disc's control. Many important factors, in addition to those discussed elsewhere in this proxy statement, could cause Disc's results to differ materially from those expressed or implied by the forward-looking statements. These factors include Disc's competitive environment, economic and other market conditions in which Disc operates and matters affecting business generally, all of which are difficult to predict and many of which are beyond
Disc's control. Accordingly, there can be no assurance that the projections are indicative of Disc's future performance or that actual results will not differ materially from those in the projections set forth below. See "Cautionary
Statement Regarding Forward-Looking Statements."

                                       35

         Disc is not entitled to rely on the safe harbor protection of the
Private Securities Litigation Reform Act of 1995 with respect to the forward looking statements contained in these projections. In light of the uncertainties inherent in projections of any kind, the inclusion of these projections in this proxy statement should not be regarded as a representation by Disc, the board of directors of Disc, the special committee, or any of their advisors, agents or representatives that these projections will prove to be correct.

         This prospective financial information was not prepared with a view toward compliance with published guidelines of the Securities and Exchange
Commission or the guidelines established by the American Institute of Certified
Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, Disc's management.
PricewaterhouseCoopers, LLP has neither examined nor compiled the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers, LLP does not express an opinion or any other form of assurance with respect thereto.
The PricewaterhouseCoopers, LLP report included in this proxy statement relates to Disc's historical financial information. It does not extend to the prospective financial information and should not be read to do so.

                                       36

                      SUMMARY OF FINANCIAL PROJECTIONS DATA
                    (In thousands, except per share amounts)

                                                        Year Ended December 31,

================================================================================

                                                  2002        2003       2004

================================================================================

INCOME STATEMENT DATA:

Net Sales                                        $47,940     $50,337    $52,854

Cost of Goods Sold                                37,461      40,215     42,689

Gross Profit                                      10,479      10,122     10,165

Selling, general and administrative expenses       8,331       8,771      9,152

Operating income (loss)                            2,147       1,351      1,013

Interest expense                                   1,210         840        720

Income (loss) from continuing operations
before income taxes                                  937         511        293

Income taxes                                         356         194        111

Income (loss) from continuing operations             581         317        182

Income (loss) from discontinued operations             0           0          0

Net income (loss)                                    581         317        182

Net income (loss) per common share                  0.11        0.06       0.03

Weighted average number of
shares outstanding (basic shares)                  5,518       5,518      5,518

                                       37

SUMMARY OF SIGNIFICANT ASSUMPTIONS

GENERAL

         The projections for the years 2002 to 2004 are presented on the assumption that the Company continues to operate as a public company.
Accordingly, no effect has been given to, among others, any potential cost savings arising from any reductions in professional fees and shareholder relations costs currently associated with being a public company and any costs associated with termination of stock options, changes to the carrying amounts of assets and liabilities under the purchase method of accounting and any costs arising from the completion of the transaction.

2002

         Projections for the year ended December 31, 2002 were based on a blending of actual results for the first quarter and projections for the remaining nine months of the period. Revenue was expected to decline about 9%
from the same period a year ago based on observed patterns. Costs for direct material, labor and operating expenses, were projected based on observed patterns, fixed versus variable nature of cost elements and effect of existing contracts.

2003 TO 2004

         Projections for the years ended December 31, 2003 and 2004 were based on projections derived from the most recent historical financial data. Such recent data indicates that sales for the third quarter of 2002 are at an increased level when compared to amounts originally projected. Disc is projecting revenue to grow at a stable rate of 5% per annum in each of the projection years. Direct materials, principally paperboard, were projected to increase at an inflationary rate of 6% in 2003 and 4% in 2004. Labor and other operating costs were projected to increase at a rate of 4% in 2003 and 3% per annum in 2004.

         The projections do not contemplate any significant changes in financial position. Capital expenditures are projected at $1.5 million and projected to be funded from operating cash flow. No new debt or refinancing is projected during the projected period and no material acquisitions or dispositions of business assets are projected. The projections do not contemplate any unusual or infrequently occurring items and do not anticipate any discontinued operations.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            DESCRIPTION OF BUSINESS

      (a)   Disc Graphics, Inc. and its subsidiaries operate in one business segment: printing and manufacturing of paperboard packaging. Disc's customers include music, home video, pharmaceutical and general consumer products companies.

            PRINCIPLES OF CONSOLIDATION

      (b)   The consolidated financial statements include the financial statements of Disc and its wholly-owned subsidiaries. All
            significant inter-company balances and transactions have been eliminated in consolidation.

                                       38

            REVENUE RECOGNITION

      (c)   The Company recognizes revenue from products shipped when risk of loss and title transfers to its customers.

            CASH EQUIVALENTS

      (d)   For purposes of the statements of cash flows, Disc considers all highly liquid debt instruments (purchased with an original maturity of three months or less to be cash equivalents.

            INVENTORIES

      (e)   Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

            PROPERTY, PLANT AND EQUIPMENT

      (f)   Plant and equipment are recorded at cost. Depreciation and amortization are charged to ( operations using the straight-line method over the following estimated useful lives:

            Building                           30 years
            Machinery and equipment            3 to 11 years
            Furniture and fixtures             3 to 7 years
            Automobiles and trucks             3 to 5 years
            Leasehold improvements             2 to 10 years

            Assets under capital leases and leasehold improvements are amortized over the lesser of the term of the lease or the estimated life of the asset, depending upon the provisions of the lease.

            GOODWILL

      (g)   On January 1, 2002 Disc adopted SFAS No. 142, "Goodwill with
            Intangible Assets." SFAS No. 142 includes requirements to annually test goodwill and indefinite lived intangible assets for impairment rather than amortize them; accordingly, Disc no longer amortizes goodwill. Disc assesses the recoverability of intangible assets by determining the projected discounted future operating cash flows.
            The assessment of the recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved.

            INCOME TAXES

      (h)   Income taxes are accounted for under the asset and liability method.
            Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted

                                       39

            tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled.
            The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

            NET INCOME (LOSS) PER SHARE

      (i)   Basic earnings per share are computed by dividing income (loss)
            available to common stockholders (which, for Disc, equals its net income (loss)) by the weighted average number of common shares outstanding during the period.

            STOCK OPTION PLAN

      (j)   Disc records compensation expense for employee stock options only if the current market price of the underlying stock exceeds the exercise price on the date of the grant. The Company has elected not to implement the fair value based accounting method for employee stock options.

            IMPAIRMENT OF LONG LIVED ASSETS AND LONG LIVED ASSETS TO BE DISPOSED
            OF

      (k)   Disc reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.
            Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted estimated future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

            COMPREHENSIVE INCOME

      (l)   Other comprehensive income represents the change in stockholders'
            equity resulting from transactions other than stockholder
            investments and distributions. Disc's comprehensive income includes net income and changes in the fair value of derivative instruments.

            USE OF ESTIMATES

      (m)   Management of Disc has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period to prepare these financial statements in conformity with generally accepted accounting principles, including, the amount of the allowance for doubtful accounts and projected future cash flows utilized in assessing the recoverability of long lived assets. Actual results could differ from those estimates.

                                       40

OPINION OF RODMAN & RENSHAW, INC.

         Rodman was retained by the special committee to, among other things, render an opinion as to the fairness, from a financial point of view, of the per share consideration to be received by Disc stockholders in connection with the merger. Rodman is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions and private placements. The special committee selected Rodman based on its reputation.

         On April 23, 2002, Disc entered into an engagement agreement with
Rodman pursuant to which Disc agreed to pay Rodman a non-contingent fee of
$70,000 and to reimburse Rodman for all of its reasonable travel and other out-of-pocket expenses up to $10,000. In addition, Disc agreed to indemnify
Rodman and its affiliates against liabilities relating to or arising out of its engagement, except for liabilities found to have resulted from the willful misconduct or gross negligence of Rodman.

         On September 4, 2002, at a meeting of the special committee, Rodman delivered its oral opinion that, as of such date, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, from a financial point of view, the consideration to be received in the merger is fair to Disc stockholders. Subsequently, on September 5, 2002,
Rodman delivered and updated its oral opinion, which was followed by its written opinion, that as of September 6, 2002, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, from a financial point of view, the consideration to be received in the merger is fair to the unaffiliated stockholders from a financial point of view. On
December 11, 2002, Rodman delivered its written "bring-down" fairness opinion that, as of December 11, 2002, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, from a financial point of view, the consideration to be received in the merger is fair to the unaffiliated stockholders from a financial point of view.

         THE FULL TEXT OF THE WRITTEN OPINION OF RODMAN DATED AS OF SEPTEMBER 6,
2002 IS ATTACHED AS APPENDIX B AND IS INCORPORATED BY REFERENCE (THE "RODMAN
OPINION"). YOU ARE URGED TO READ THE RODMAN OPINION CAREFULLY AND IN ITS
ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED,
PROCEDURES FOLLOWED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY RODMAN IN
RENDERING ITS OPINION. THE SUMMARY OF THE RODMAN OPINION SET FORTH IN THIS PROXY
STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH
OPINION.

     The Rodman Opinion is addressed to the special committee and addresses only the fairness from a financial point of view of the consideration to be received by Disc stockholders, other than the Management Group pursuant to the merger.
The Rodman Opinion does not address the merits of Disc's underlying decision to engage in the merger. The Rodman Opinion does not constitute, nor should it be construed as, a recommendation as to any action any stockholder of Disc should take in connection with the merger. In connection with the preparation of the
Rodman Opinion, Rodman, among other things:

     o   reviewed certain publicly available historical business and financial information relating to Disc which it deemed to be relevant;

     o   reviewed, from a financial point of view, the merger agreement;

     o   reviewed certain publicly available financial and operating data relating to Disc's business and prospects, which historical information and data the senior management of Disc represented to Rodman fairly represents the financial condition and operating results of Disc as of the dates presented;

                                       41

     o   discussed certain financial information and the business and prospects of Disc with Disc's senior management;

     o   reviewed the reported historical and recent market prices and trading volumes of Disc shares of common stock;

     o   reviewed Disc's financial projections as supplied by Disc's management;

     o   compared the financial, operating and stock price performance of Disc with certain other companies deemed comparable;

     o   reviewed the financial terms, to the extent publicly available, of certain other acquisition transactions deemed comparable; and

     o   made such other analyses and examinations as Rodman deemed necessary or appropriate.

     Rodman also took into account economic, market and financial conditions generally and within the industry in which Disc is engaged. In preparing the
Rodman Opinion, Rodman assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by it, or publicly available. Rodman did not assume any responsibility for independently verifying such information or undertaking an independent evaluation or appraisal of the assets or liabilities of Disc nor was it furnished with any such independent evaluation or appraisal. In addition, Rodman has not assumed any obligation to conduct any physical inspection of the properties or facilities of Disc. With respect to the financial projection information furnished to or discussed with Rodman by Disc, Rodman has assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of Disc's management as to the expected future financial performance of Disc. Rodman expresses no opinion as to such financial projection information or the assumptions on which they were based. In connection with the preparation of its opinion, Rodman was not authorized by Disc, the special committee or the board of directors to solicit, nor, prior to delivery of its opinion, had Rodman solicited third-party indications of interest for the acquisition of all or any part of Disc. Rodman's opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated, and on the information made available to Rodman, as of the date of the opinion.
In accordance with customary investment banking practice, Rodman employed generally accepted valuation methods in reaching the opinions expressed in the
Rodman Opinion. The following is a summary of the material analyses utilized by
Rodman in connection with the Rodman Opinion.

VALUATION OF DISC

         The following chart summarizes the results of the various valuation analyses conducted by Rodman:

---------------------------------------------------------------------------------------------
                                          RANGE               AVERAGE         TRANSACTION
---------------------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS
---------------------------------------------------------------------------------------------
Revenue                                 0.4-1.5x               0.8x              0.4x
---------------------------------------------------------------------------------------------
EBIT                                    6.3-22.5x              13.5x             8.0x
---------------------------------------------------------------------------------------------
EBITDA                                  4.2-9.9x               6.2x              4.1x
---------------------------------------------------------------------------------------------
Book Value                              0.7x-4.0x              1.7x              1.2x
---------------------------------------------------------------------------------------------

                                       42

COMPARABLE TRANSACTION ANALYSIS
---------------------------------------------------------------------------------------------
Revenue                                 0.5-2.2x               1.2x              0.4x
---------------------------------------------------------------------------------------------
EBIT                                   12.1-16.1x              14.3x             8.0x
---------------------------------------------------------------------------------------------
EBITDA                                  7.5-10.7x              9.5x              4.1x
---------------------------------------------------------------------------------------------
Premium Paid:
---------------------------------------------------------------------------------------------
1 day before                             0-113%                 38%               73%
---------------------------------------------------------------------------------------------
1 week before                           (6)-155%                48%               69%
---------------------------------------------------------------------------------------------
4 weeks before                           0-213%                 82%               65%
---------------------------------------------------------------------------------------------
PREMIUMS PAID ANALYSIS
---------------------------------------------------------------------------------------------
1 day before                            (7)-220%                40%               73%
---------------------------------------------------------------------------------------------
1 week before                           (8)-135%                41%               69%
---------------------------------------------------------------------------------------------
4 weeks before                           1-134%                 42%               65%
---------------------------------------------------------------------------------------------
52 week high                            (91)-35%               (22)%              1%
---------------------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS
---------------------------------------------------------------------------------------------
Management Case                        $0.65-1.95              $1.27             $1.82
---------------------------------------------------------------------------------------------
Goal Case                              $2.23-4.31              $3.23             $1.82
---------------------------------------------------------------------------------------------
LIQUIDATION ANALYSIS
---------------------------------------------------------------------------------------------
Liquidation analysis                  $(4,391,129)         $(4,391,129)       $10,043,200
---------------------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS

         Rodman compared certain financial and operating ratios for Disc with the corresponding financial and operating ratios for a group of publicly traded companies engaged primarily in the packaging industry that Rodman deemed to be comparable to Disc. For the purpose of its analyses, the following companies were used as companies comparable to Disc: AEP Industries, Inc., Bemis Company,
Inc., Caraustar Industries, Inc., Chesapeake Corporation, Gibraltar Packaging
Group, Inc. ("Gibraltar"), Graphic Packaging International Corp., Packaging
Dynamics Corp. and Rock-Tenn Company (collectively the "Comparable Companies").
Rodman considered Gibraltar the most comparable because of its size and the nature of its business. For the Comparable Companies, Rodman calculated a range of enterprise value as a multiple of latest twelve months ("LTM") earnings before interest, taxes, depreciation and amortization (otherwise known as
"EBITDA") of 4.2x to 9.9x with a mean of 6.2x (as compared to the Transaction at
4.1x). The calculated enterprise value for Gibraltar was 4.2x LTM EBITDA. To calculate the trading multiples utilized in the Comparable Company Analysis,
Rodman used publicly available information concerning the historical financial performance of the Comparable Companies. None of the Comparable Companies is, of
course, identical to Disc. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading volume of the Comparable Companies, as well as that of Disc. For the comparable company analysis, companies that manufacture paperboard packaging were selected for comparison.

COMPARABLE TRANSACTION ANALYSIS

         Using publicly available information, Rodman considered selected transactions in the packaging industry that Rodman deemed to be relevant.
Specifically, Rodman reviewed the following transactions:

                                       43

Enhanced Packaging Technologies' offer for Liquid-Box Corporation, Alcoa, Inc.'s offer for Ivex Packaging Corporation, Bemis Company's offer for Duralam, Inc.,
Pliant Corporation's offer for Uniplast Holdings, Inc., Pechiney SA's offer for
JPS Packaging Company, Bemis Company's offer for the flexible packaging division of Arrow Industries, Westvaco Corporation's offer for IMPAC Group, Inc.,
Chesapeake Corporation's offer for Green Printing Company, Inc., International
Paper Company's offer for Shorewood Packaging Corporation, Sonoco Products
Company's offer for the flexible packaging division of Graphic Packaging
Corporation and Foilmark, Inc.'s offer for Holopak Technologies, Inc.
(collectively, the "Comparable Transactions"). Using publicly available information, concerning historical financial performance, Rodman calculated the transaction values for the target companies as a multiple of LTM EBITDA for the
Comparable Transactions for the latest twelve months immediately preceding the announcement of each of the respective transactions, resulting in a range of
7.5x to 10.7x with a mean of 9.5x (as compared to the multiple of 4.1x represented by the $1.82 per share in the merger). No company utilized in the
Comparable Transaction Analysis is identical to Disc nor is any transaction identical to the contemplated transaction between Disc and the Acquiror. An analysis of the results therefore requires complex considerations and judgments regarding the financial and operating characteristics of Disc and the companies involved in the Comparable Transactions, as well as other facts that could affect their publicly traded and/or transaction value. The numerical results are not in themselves meaningful in analyzing the contemplated transaction as compared to Comparable Transactions. For the comparable transaction analysis, transactions involving the purchase of companies in the packaging industry as a whole were selected for comparison. The reason for the difference in criteria from that of the comparable company analysis is an insufficient number of transactions involving paperboard packaging companies.

DISCOUNTED CASH FLOW ANALYSIS

         Rodman performed discounted cash flow analyses (i.e., analyses of the present value of the projected unlevered after-tax cash flows) for Disc for the fiscal years ended 2002 through 2004, inclusive, using equity premiums ranging from 10.0% to 20.0% and terminal value multiples of year 2004 EBITDA less capital expenditures ranging from 4.0x to 6.0x, based on the Comparable
Companies and current trading levels of Disc. The foregoing analyses yielded a range for an implied value per share of $0.65 to $4.31 based upon projections provided by Disc and of $2.24 to $4.31 per share based upon a goal case scenario developed by Rodman to reflect a more optimistic environment. The merger consideration is nearer to the lower end of the range derived from the discounted cash flow analysis of management's projections which assumed, among other things, a 5% growth in revenue and an annual reduction of gross profit by approximately 1% as a result of cost increases, and is below the range derived from the discounted cash flow analysis of Rodman's goal case (optional) projections, which projected a higher threshold of operating performance for Disc by a 10% growth in revenue and no reduction of Disc's gross profit but otherwise used the same assumptions as the management projections. Rodman does not consider Disc's projections or its goal case projections as necessarily indicative of actual future results.

PREMIUMS PAID ANALYSIS

         Rodman performed a premiums paid analysis for Disc based upon the review and analysis of the range of premiums paid in similar acquisitions announced during the period between January 1, 2000 through August 31, 2002. For the period selected, Rodman reviewed 73 selected transactions that Rodman deemed relevant where the ownership of the acquirer in the target at the time of the announcement of the transaction was between 40% and 90%. Using information obtained from Thomson Financial Securities Data and other publicly available information, Rodman obtained the premium of the offer price per share relative to the target company's stock price one day, one week and four weeks prior to the date of announcement of the transaction (the "Announcement") as well as the
52-week high of the respective transactions. The mean and median range of premiums paid to the target company's stock price one day, one week, and one month prior to Announcement, as well as its 52-week high, were 39.9% and 31.6%,
41.1% and 34.0%, 41.5% and 41.2%, (21.8%) and (22.2%), respectively (as compared to the merger consideration in the merger of $1.82 per share, which represents premiums to the price of Disc's

                                       44

shares of approximately 73% for the day prior to the announcement of the merger and 0.6% for the 52-week high).

         The summary set forth above does not purport to be a complete description of the analysis presented by Rodman. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Rodman believes that selecting any portion of its analysis or of the summary set forth above, without considering the analyses as a whole, would create an incomplete view of the process underlying Rodman's opinion. In arriving at its opinion, Rodman considered the results of all such analyses. The analyses performed by Rodman are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. The analyses do not purport to be appraisals or to reflect the prices at which Disc might actually be sold or the prices at which Disc shares may trade at any time in the future. Such analyses were prepared solely for the purposes of Rodman providing its opinion to the special committee as to the fairness, from a financial point of view, of the merger consideration to be received by holders of Disc shares in the merger, other than the Management Group. Analyses based upon projections or future results are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.
Because such analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors related to general economic and competitive conditions beyond the control of the parties or their respective advisors, none of Rodman, Disc, Acquisition Corp. or any other person assumes responsibility if future results or actual values are materially different from those projected. The foregoing summary does not purport to be a complete description of the analysis performed by Rodman and is qualified by reference to the written opinion dated as of September 6, 2002 of Rodman as attached as APPENDIX B hereto. In addition, Rodman may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Rodman's view of the actual value of Disc.

PURPOSE AND STRUCTURE OF THE MERGER

         For Disc, the purpose of the merger is to allow Disc stockholders to realize the value of their investment in Disc in cash at a price that represents a premium of over 73% over the closing market price of Disc common stock as traded on the NASDAQ SmallCap Market on the last trading day before the public announcement of the execution of the merger agreement. The board of directors believes that Disc has not been able to realize fully the benefits of public company status. The reasons for their belief include the limited ability of
Disc's stockholders to sell their stock quickly at the current market price due to the low trading volume and the under valuation of the common stock in the public market due to Disc's small market capitalization, limited public float, limited research coverage from securities analysts and the inability to generate the type of rapid revenue and unit growth generally expected by the public markets. At the same time, public company status has imposed a number of limitations on Disc and its management in conducting Disc's operations, including being subject to the possible use of Disc's required publicly disclosed information by its competitors. These limitations include the costs and time associated with public company reporting obligations and the short-term focus on quarter-to-quarter performance goals to meet expectations of the public markets. Accordingly, one of the purposes of the merger is to afford greater operating flexibility, allowing management to concentrate on long-term growth and to reduce its attention to the quarter-to-quarter performance and to be able to pursue opportunities that Disc could not previously pursue because of its duties to the public stockholders. Further, the merger is intended to enable
Disc to use in its operations those funds that would otherwise be expended in complying with requirements applicable to public companies.

                                       45

         For the Management Group, the Contributing Stockholders and Main Street
Resources, the purpose of the merger is to acquire complete ownership of Disc.
The Management Group, the Contributing Stockholders and Main Street Resources
believe that Disc has good potential business prospects, based upon publicly available information regarding Disc and based upon their knowledge of the specialty packaging, manufacturing and printing business. The Management Group, the Contributing Stockholders and Main Street Resources believe that Disc will have greater operating flexibility to focus on its long-term value by emphasizing growth and operating cash flow without the constraint of the public market's emphasis on quarterly earnings. The transaction has been structured as a merger of Acquisition Corp. into Disc in order to preserve Disc's identity, goodwill and existing contractual arrangements with third parties. The
Management Group, the Contributing Stockholders and Main Street Resources chose to make the offer for Disc stock now because (i) Disc has not attracted, and the
Management Group, the Contributing Stockholders and Main Street Resources did not
believe that Disc would be able to attract, any interest or following of institutional investors and research analysts due to its failure to generate sufficient growth in revenues and earnings, and (ii) because Disc's stock price has declined to a level at which the Management Group has been able to attract the participation of a financial partner willing to make an offer for Disc stock at a price that is fair to the unaffiliated stockholders of Disc.

         The transaction has been structured as a cash merger in which Disc will be the surviving corporation and will acquire for cash all shares of Disc common stock (other than shares held by Disc as treasury shares, shares held by stockholders who perfect their appraisal rights and shares held by members of the Management Group and/or Acquisition Corp.). Disc's purpose in submitting the merger to the vote of its stockholders with a favorable recommendation at this time is to allow the stockholders an opportunity to receive a cash payment at a fair price, to provide a prompt and orderly transfer of ownership of Disc to
Acquisition Corp. and to provide the public stockholders with cash for all of their shares of Disc common stock.

EFFECTS OF THE MERGER

         Upon consummation of the merger, Disc will be a privately held corporation, wholly owned by the members of the Management Group, Main Street
Resources and the Contributing Stockholders. The current stockholders of Disc, other than the members of the Management Group, Main Street Resources and the
Contributing Stockholders, will cease to have ownership interests in Disc or rights as Disc stockholders and will not benefit from any continuing operations or growth of Disc, or any transactions in which Disc may be involved in the future. The stockholders of Disc other than the members of the Buy-Out Group will be entitled to receive $1.82 in cash for each share of Disc common stock which they own. The members of the Management Group and the Contributing
Stockholders have agreed to contribute their respective shares of Disc common stock to Acquisition Corp. prior to the effective time of the merger in exchange for shares of Acquisition Corp. common stock. As a result of the merger, each share of Acquisition Corp. common stock outstanding immediately prior to the effective time of the merger will be converted into one share of common stock of
Disc as the surviving corporation. The Management Group and the Contributing
Stockholders will own 50% of the outstanding shares of common stock of Disc as the surviving corporation. Options and warrants to purchase shares of Disc common stock held by the Management Group with an exercise price less than or equal to $1.82 shall, at the effective time of the merger, be converted into options or warrants, as the case may be, to acquire common stock of Disc as the surviving corporation.

         As a result of the merger, Disc will be a privately held corporation, and there will be no public market for its common stock. After the merger, shares of Disc common stock will cease to be traded on the NASDAQ SmallCap
Market, and price quotations of shares of Disc common stock in the public market will no longer be available. In addition, registration of Disc common stock under the Exchange Act, as amended, will be terminated. This termination will make most provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b), the requirement of furnishing a proxy or information statement in connection with stockholders' meetings and the new corporate governance

                                       46

requirements under the Sarbanes-Oxley Act of 2002 no longer applicable to Disc.
Accordingly, after the effective time of the merger, Disc will no longer be required to file periodic reports with the Securities and Exchange Commission.

At the effective time of the merger:

     o   Donald Sinkin, Stephen Frey, Margaret Krumholz, John Rebecchi, Daniel
         Levinson, Timothy Healy and Scott Korman will become directors of Disc as the surviving corporation;

     o   the officers of Disc immediately prior to the effective time of the merger will become the initial officers of Disc as the surviving corporation; and

     o   Disc's certificate of incorporation and bylaws, as in effect immediately prior to the effective time of the merger, will be the certificate of incorporation and bylaws of Disc as the surviving corporation.

It is expected that, upon consummation of the merger, the operations of Disc will be conducted substantially as they currently are being conducted. Disc and
Acquisition Corp. do not have any present plans or proposals that relate to or would result in an extraordinary corporate transaction following completion of the merger involving Disc's corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets. However, Disc as the surviving corporation, will continue to evaluate Disc's business and operations after the merger and may develop new plans and proposals that Disc considers to be in the best interests of Disc and its then current stockholders.

        Receipt by the unaffiliated stockholders of Disc of the merger consideration will be a taxable transaction for U.S. Federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign or other tax laws. The unaffiliated stockholders of Disc will recognize gain or loss in the amount of the difference between the $1.82 merger consideration and such stockholders adjusted tax basis for each share of Disc common stock that he or she owns.

         See "Summary Term Sheet," "Questions and Answers About the Merger,"
"Special Factors--Interests of the Management Group; Appointment of Special
Committee," "--Risks That The Merger Will Not Be Completed," "--Estimated Fees
and Expenses of The Merger." " and "--Material U.S. Federal Income Tax
Consequences."

         The following table sets forth for each member of the Buy-Out Group his, her or its interest in the net book value and net income of Disc as of
September 30, 2002, based upon the percentage of his, her or its beneficial ownership of Disc common stock as of September 30, 2002:

------------------------------------------------------------------------------------------
       NAME             OWNERSHIP PERCENTAGE     NET BOOK VALUE(1)       NET INCOME(2)
------------------------------------------------------------------------------------------
Donald Sinkin                   24.8%              $2,235,438              $104,600
------------------------------------------------------------------------------------------
John Rebecchi                    8.7%                 783,345                36,654
------------------------------------------------------------------------------------------
Stephen Frey                     9.2%                 827,485                38,720
------------------------------------------------------------------------------------------
Margaret Krumholz                0.3%                  27,513                 1,287
------------------------------------------------------------------------------------------
Main Street Resources            -0-                      -0-                   -0-
------------------------------------------------------------------------------------------
Paxar Corporation                -0-                      -0-                   -0-
------------------------------------------------------------------------------------------
Scott Korman                     0.5%                  47,295                 2,213
------------------------------------------------------------------------------------------
Timothy Healy                    1.3%                 118,335                 5,537
------------------------------------------------------------------------------------------
Daniel Levinson                  3.6%                 327,128                15,307
------------------------------------------------------------------------------------------

     (1) Based on Disc's stockholders' equity as of September 30, 2002
         (unaudited).

     (2) Based on Disc's net income for the three quarters ended September 30,
         2002.

         The following table sets forth for each member of the Buy-Out Group his, her or its interest in the net book value and net income of Disc after the merger, based upon the percentage of his, her or its expected beneficial ownership of capital stock of Disc as the surviving corporation on a fully diluted basis:

                                       47

------------------------------------------------------------------------------------------
       NAME             OWNERSHIP PERCENTAGE     NET BOOK VALUE(1)       NET INCOME(2)
------------------------------------------------------------------------------------------
Donald Sinkin                   27.67%               $2,490,510             $116,535
------------------------------------------------------------------------------------------
John Rebecchi                    7.83%                 704,833                32,980
------------------------------------------------------------------------------------------
Stephen Frey                     8.69%                 781,922                36,558
------------------------------------------------------------------------------------------
Margaret Krumholz                0.31%                  27,632                 1,293
------------------------------------------------------------------------------------------
Main Street Resources           40.00%               3,599,827               168,442
------------------------------------------------------------------------------------------
Paxar Corporation               10.00%                 899,957                42,111
------------------------------------------------------------------------------------------
Scott Korman                     0.53%                  47,500                 2,223
------------------------------------------------------------------------------------------
Timothy Healy                    1.32%                 118,846                 5,561
------------------------------------------------------------------------------------------
Daniel Levinson                  3.65%                 328,541                15,373
------------------------------------------------------------------------------------------

     (1) Based on Disc's stockholders equity as of September 30, 2002
         (unaudited).

     (2) Based on Disc's net income for the three quarters ended September 30,
         2002.

THE BUY-OUT GROUP'S FINANCING OF THE MERGER

         Acquisition Corp.'s source of funds to pay substantially all of the merger consideration is intended to be provided in the form of equity by Main
Street Resources through MSR I and certain of its co-investors, one of whom is
Donald Sinkin, the Chairman, Chief Executive Officer and President of Disc and
another of whom is Paxar Corporation, who have committed, subject to the terms and conditions set forth in the merger agreement, to provide up to $5,243,053 in equity to Acquisition Corp. Main Street Resources has delivered a letter dated
September 5, 2002 to the special committee indicating that Main Street Resources through MSR I has sufficient capital resources to consummate the merger and has committed to provide such funds subject to the terms of the merger agreement.
The remaining funds necessary to complete the merger ($708,049) are intended to be paid by Disc from available cash, which includes Disc's availability under its revolving credit facility, which was $6,562,000 as of September 30, 2002.

         MSR I and its co-investors will receive shares of Acquisition Corp.
common stock as consideration for its commitment to provide Acquisition Corp.
with equity in an amount up to $5,243,053 for the purpose of providing the merger consideration. Such shares will be distributed PRO rata at $1.82 per share of Acquisition Corp. common stock. As discussed above, such shares of
Acquisition Corp. common stock then will be converted, upon consummation of the merger, into shares of Disc common stock as the surviving entity in the merger.

                                       48

         Immediately after the merger is consummated, the Management Group and the Contributing Stockholders collectively will hold 50% of the outstanding shares of Disc common stock as the surviving entity and MSR I and the other co-investors excluding Donald Sinkin (who is part of the Management Group)
will hold the remaining 50%.

         The equity commitment of MSR I and its co-investors is subject to the terms and conditions set forth in the merger agreement and is subject to the consummation of the transactions contemplated thereunder.

RISKS THAT THE MERGER WILL NOT BE COMPLETED

     o   Completion of the merger is subject to certain risks, including, but not limited to, the following:

     o   that the merger agreement will not be adopted and approved by the holders of a majority of the outstanding shares of Disc common stock held by stockholders;

     o   that the holders of more than 15% of the outstanding shares of Disc common stock exercise their appraisal rights;

     o   that Disc's primary lender will not have consented to the consummation of the merger;

     o   that Disc or Acquisition Corp. will not have performed, in all material respects, their obligations contained in the merger agreement prior to the effective time of the merger;

     o   that the representations and warranties made by Disc or Acquisition
         Corp. in the merger agreement will not be true and correct at the closing date of the merger; and

     o   that there may be litigation that could prevent the merger.

As a result of various risks to the completion of the merger, there can be no assurance that the merger will be completed even if the requisite stockholder approval is obtained. It is expected that, if our stockholders do not adopt and approve the merger agreement or if the merger is not completed for any other reason, the current management of Disc, under the direction of the board of directors, will continue to manage Disc as an ongoing business. If the merger is not completed, depending on the circumstances, Disc may be required to reimburse certain expenses of Acquisition Corp. or Acquisition Corp. may be required to reimburse certain expenses of Disc.

See "Special Factors--Estimated Fees and Expenses of the Merger."

INTERESTS OF THE MANAGEMENT GROUP; APPOINTMENT OF SPECIAL COMMITTEE

THE SPECIAL COMMITTEE

         In considering the recommendation of the board of directors, Disc stockholders should be aware that the Management Group has interests different from Disc stockholders generally. As a result of this conflict of interest, the board of directors appointed the special committee, consisting of independent directors who are not officers or employees of Disc and who have no financial interest in the merger different from Disc stockholders generally, except that
Seymour Zises owns a less than 1% interest in Main Street Resources, which the board of directors of Disc understands is not material to Mr. Zises' financial position and had no impact on the independence of Mr. Zises in connection with the merger. The special committee was appointed to evaluate, negotiate and, if appropriate, recommend the merger agreement and to evaluate whether the merger is in the best interests of Disc stockholders. The special committee was aware of the differing interests between the Management Group and Disc stockholders generally, and considered such differing interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in recommending to the board of directors that the merger agreement and the merger be adopted and approved.

                                       49

         In its April 2, 2002 meeting, the board of directors of Disc approved the payment by Disc to each of Mark L. Friedman and Seymour W. Zises, in consideration of their services to be rendered by them as members of the special committee, a separate non-contingent fee of $50,000, $25,000 of which was paid shortly following the April 2 meeting and the other $25,000 of which is payable on the earlier to occur of (i) consummation of an acquisition of Disc by the
Management Group or another third party, or (ii) disbandment of the special committee.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         Disc is party to employment agreements dated as of June 28, 1995 with each of Messrs. Sinkin, Frey and Rebecchi. Each agreement provides for an annual base salary, annual salary increases calculated with reference to the Consumer Price
Index ("CPI"), bonus compensation based on Disc's performance (as measured by its gross revenues and its earnings before interest, taxes, depreciation and amortization), and a monthly car allowance. Bonuses under these agreements cannot exceed 100% of an employee's base salary. If in any year Disc does not meet the specific performance requirements set forth in these agreements,
Disc will be obligated to pay, in lieu of bonus compensation, incentive compensation pursuant to a management incentive plan. In addition,
Disc will pay a fee to each of these executives for any Disc loans which they have personally guaranteed. Each of these employment agreements also provides for continued payments of salary, bonus and incentive compensation for two years in the event of the death, disability or termination without cause of the officers party to these agreements. These agreements require the executives to dedicate substantially all of their business time to Disc's affairs. The agreements terminated on December 31, 2001 in accordance with their terms;
however, Disc and the executives have agreed to continue their employment relationships under the terms of the employment agreements until otherwise terminated by either party.

         Disc has also entered into an employment agreement dated December 15,
1998 with Margaret M. Krumholz. The agreement with Ms. Krumholz provides for an annual base salary, annual salary increases calculated with reference to the
Consumer Price Index, bonus compensation based upon Disc's performance (as described above in relation to the employment contracts with Messrs. Sinkin,
Frey and Rebecchi), and monthly car, gas and cellular telephone allowances. Her agreement also provides for the payment of salary, incentive compensation and bonus for two years following her death, disability or discharge without cause, which includes a change of control, among other things. This agreement terminated on December 31, 2001 in accordance with its terms; however, Disc and
Ms. Krumholz have agreed to continue their employment relationship under the terms of this employment agreement until otherwise terminated by either party.

EXECUTIVE OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

         The merger agreement provides that the current officers of Disc will continue as the initial officers of Disc as the surviving corporation until their respective successors are duly elected or appointed and qualified. The executive officers of Disc that are expected to remain officers of Disc following completion of the merger are Donald Sinkin, Chairman, Chief Executive
Officer and President, Margaret Krumholz, Chief Financial Officer and Senior
Vice President of Finance; Stephen Frey, Secretary and Senior Vice President of
Operations; and John Rebecchi, Senior Vice President, West Coast. In addition,
Donald Sinkin, Stephen Frey, John Rebecchi, Daniel Levinson, Margaret Krumholz,
Timothy Healy and Scott Korman will be directors of Disc as the surviving corporation. The members of the special committee, both of whom are current directors of Disc, will not serve as directors of Disc as the surviving corporation.

                                       50

MERGER CONSIDERATION TO BE RECEIVED BY THE MANAGEMENT GROUP AND THE CONTRIBUTING
STOCKHOLDERS

         The members of the Management Group and the Contributing Stockholders
have agreed to contribute, prior to the effective time of the merger, their respective shares of Disc common stock to Acquisition Corp. in exchange for shares of Acquisition Corp. common stock. Pursuant to the terms of the merger agreement, all Disc shares held by Acquisition Corp. at the effective time of the merger will be cancelled without any payment therefor and Acquisition Corp.
will not be entitled to receive any merger consideration. In the event any of the current members of the Management Group and the Contributing Stockholders do
not contribute their respective shares of Disc common stock to Acquisition
Corp., such members will be entitled to receive $1.82 per share for each share of Disc common stock held by him or her upon completion of the merger.

MERGER CONSIDERATION TO BE RECEIVED BY DIRECTORS AND EXECUTIVE OFFICERS OF DISC
OTHER THAN THE MANAGEMENT GROUP

         The directors and executive officers of Disc other than those who are members of the Management Group will be entitled to receive $1.82 per share of
Disc common stock held by them upon completion of the merger. As of the Record
Date, the following directors of Disc will be entitled to receive the following amounts in the merger for their shares of Disc common stock:

                                                              AGGREGATE MERGER
NAME                              NUMBER OF SHARES              CONSIDERATION
----                              ----------------              -------------

Mark L. Friedman (1)                   142,420                    $259,204

Seymour W. Zises (2)                   121,722                    $221,534

     (1) Includes 70,000 shares held by Constellation Partners, LLC, of which
         Mr. Friedman is a Managing Partner; 72,420 shares held in a joint account with Mr. Friedman's wife;

     (2) Consists of 121,722 shares owned directly by Mr. Zises and indirectly by a limited liability company controlled by him.

CONTINUING EQUITY INTERESTS OF THE MANAGEMENT GROUP AND THE CONTRIBUTING
STOCKHOLDERS

         Prior to the effective time of the merger, each member of the
Management Group and the Contributing Stockholders has agreed that each share of
Disc common stock held by such Management Group or Contributing Stockholders member will be contributed to Acquisition Corp. in exchange for shares of
Acquisition Corp. common stock. At the effective time of the merger, each issued and outstanding share of Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Disc common stock as the surviving corporation.

                                       51

         The ownership of the common stock of Disc as the surviving corporation immediately following the merger will be as follows:

                                      NUMBER OF SHARES              APPROXIMATE
NAME                                   OF COMMON STOCK               PERCENTAGE

MSR I SBIC, L.P.                             2,197,802                    40.00
Donald Sinkin (1)                            1,520,531                    27.67
Margaret Krumholz                               16,870                     0.31
Daniel Levinson (2)                            200,584                     3.65
Stephen Frey                                   477,387                     8.69
John Rebecchi                                  430,322                     7.83
Scott Korman                                    29,000                     0.53
Tim Healy                                       72,559                     1.32
Paxar Corporation                              549,451                    10.00

TOTAL                                        5,494,506                     100%

---------------------------

      (1)   Donald Sinkin, a director of Disc, has committed $150,000 as a limited partner of MSR I SBIC, L.P., of which $60,000 has been funded to date.

      (2)   Daniel Levinson, a director of Disc, is President of Main Street
            Resources, which is a private equity group comprised of MSR
            Advisors, Inc., MSR I, SBIC, L.P. and MSR I SBIC Partners, LLC, the
            general partner of MSR I SBIC, L.P. Mr. Levinson has committed
            $1,100,000, and owns a 33 1/3% interest in a partnership (of which he is the managing member) that has committed $1,200,000, in each case as a limited partner of MSR I SBIC, L.P.

TREATMENT OF STOCK OPTIONS HELD BY THE MANAGEMENT GROUP

         As of the Record Date, certain members of the Management Group held options to purchase an aggregate of approximately 75,000 shares of Disc common stock (including options to acquire approximately 50,000 shares having exercise prices greater than $1.82 per share).

         At the effective time of the merger, options to purchase shares of common stock of Disc held by members of the Management Group with an exercise price less than or equal to $1.82 will be converted into options or warrants to purchase an equal number of shares of common stock of Disc as the surviving corporation. Options with an exercise price greater than $1.82 per share, however, will be cancelled at the effective time of the merger without any payment or other consideration. The exercise price and all other terms and conditions of the new options to purchase shares of common stock of Disc as the surviving corporation issued to the Management Group will be the same as their old options to purchase Disc common stock prior to the merger.

                                       52

         The following chart shows the number of shares of Disc common stock receivable upon exercise of outstanding options held by directors and executive officers of Disc and the weighted exercise price of all such options:

                                 TOTAL SHARES OF DISC         WEIGHTED AVERAGE
                               COMMON STOCK RECEIVABLE            EXERCISE
          NAME                 UPON EXERCISE OF OPTIONS     PRICE OF ALL OPTIONS
          ----                 -------------------------   ---------------------

          Mark L. Friedman              31,000                     3.864

          Margaret Krumholz             75,000                     2.400

          Daniel Levinson               7,000                      2.845

          Seymour W. Zises              25,000                     4.125
                                        ------

          TOTAL                        138,000

INDEMNIFICATION AND INSURANCE

         Paragraph NINTH of Disc's restated certificate of incorporation eliminates the personal liability of Disc's directors to Disc or its stockholders for monetary damages for breaches of their fiduciary duty (subject to certain exceptions, such as breaches of the duty of loyalty to Disc or its stockholders), and paragraph EIGHTH provides that Disc's officers, directors, incorporator, employees and agents shall be entitled to be indemnified by Disc to the full extent permitted by law. Article XIII of Disc's amended and restated
bylaws includes provisions for indemnification of Disc's officers, directors, employees and agents in non-derivative suits if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         Directors and officers of Disc also have indemnification rights pursuant to indemnification agreements entered into between the directors and officers of Disc and RCL Capital Corp., the corporate predecessor of Disc and any of its officers or directors containing indemnification provisions.

         The merger agreement provides that all rights to indemnification existing as of the date of the merger agreement in favor of the employees, agents, directors or officers of Acquisition Corp. and Disc and their respective subsidiaries with respect to their activities as such at or prior to the effective time of the merger, as provided in their respective certificates of incorporation or bylaws or indemnification agreements shall survive the merger and shall continue in full force and effect for a period of not less than six years after the effective time of the merger. In addition, to the extent not provided by an existing right of indemnification or other agreement or policy, following the completion of the merger, Disc as the surviving corporation is required to indemnify, defend and hold harmless to the fullest extent permitted by law all current and former officers, directors and management employees of
Disc and Acquisition Corp. and their respective subsidiaries from (i) all liabilities, costs, expenses and claims arising out of the fact that such person is or was a director, officer or management employee whether pertaining to any matter existing or occurring at or prior to or after the effective time of the merger and (ii) all liabilities arising out of or pertaining to the Merger
Agreement, or the transactions contemplated thereby. In addition, Disc as the surviving corporation is required to either (i) maintain directors' and officers' liability insurance policies in effect for six years after the effective time of the merger for the benefit of those persons who are currently covered by such policies of Disc, or any of its subsidiaries, and Acquisition
Corp. in

                                       53

amounts and on terms no less favorable than the amounts and terms of such current insurance coverage, or (ii) provide tail coverage for such persons which provides coverage for a period of six years for acts prior to the effective time of the merger in amounts and on terms no less favorable than the amounts and terms of such current insurance coverage.

ESTIMATED FEES AND EXPENSES OF THE MERGER

         Whether or not the merger is completed, in general, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses. Under certain circumstances described in "The
Merger Agreement--Termination Fee; Expense Reimbursement," Disc will pay
Acquisition Corp. up to an aggregate of $300,000 as a termination fee and reimbursement of the out-of-pocket expenses of Acquisition Corp. incurred in connection with the merger. However, if the merger agreement is terminated by
Disc due to a breach by Acquisition Corp. of a material representation or warranty or material covenant, or if Acquisition Corp. terminates the merger agreement for any reason not enumerated in Article IX of the merger agreement,
Acquisition Corp. will pay to Disc up to an aggregate of $200,000 for reimbursement of reasonable actual documented fees and expenses of Disc
(including special committee and financial advisory fees) incurred in connection with the merger.

                                       54

Fees and expenses of Disc with respect to the merger are estimated at this time to be as follows:

DESCRIPTION                                                          AMOUNT

Filing fees Securities and Exchange Commission                       $1,049

Legal, accounting and financial advisors' fees and expenses          $475,000

Printing, mailing and solicitation costs                             $50,000

Miscellaneous expenses                                               $182,000

TOTAL                                                                $708,049

         Approximately $5,243,053 will be required to pay the aggregate cash to be received by Disc's stockholders (other than the Management Group and
Contributing Stockholders). These expenses will not reduce the merger consideration to be received by Disc stockholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         Upon completion of the merger, each outstanding share of Disc common stock (other than shares of Disc common stock held by the Buy-Out Group) will be automatically converted into the right to receive the $1.82 in cash, without interest.

         The following discussion is a summary of the principal United States
Federal income tax consequences of the merger to non-dissenting stockholders whose shares are surrendered pursuant to the merger. This summary does not purport to be comprehensive; it does not describe all potentially relevant tax considerations. The discussion applies only to stockholders in whose hands shares of Disc common stock are capital assets, and may not apply to shares of
Disc common stock received pursuant to the exercise of stock options or otherwise as compensation, or to stockholders who are neither citizens nor residents of the United States or to stockholders who are subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

         The material United States Federal income tax consequences set forth below are based upon current law. Because individual circumstances may differ, stockholders are urged to consult their own tax advisor to determine the applicability of the rules discussed below to them and the particular tax effects of the merger, including the application and effect of state, local and other tax laws.

         The actual or constructive receipt of cash pursuant to the merger will be a taxable transaction for Federal income tax purposes under the Code, and also may be a taxable transaction under applicable state, local and other income tax laws. In general, for Federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the amount realized by the stockholder pursuant to the merger and the stockholder's adjusted tax basis in the shares of Disc common stock surrendered in the merger. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if, on the effective date of the merger, the shares of Disc common stock were held for more than twelve months. There are limitations on the deductibility of capital losses.

         Payments in connection with the merger may be subject to 'backup withholding' at a 31% rate. Backup withholding generally applies if the stockholder fails to furnish such stockholder's social security number or other taxpayer identification number, or furnishes an incorrect taxpayer identification number.

                                       55

Backup withholding is not an additional tax but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax. Certain persons generally are exempt from backup withholding, including corporations and financial institutions. Certain penalties apply for failure to furnish correct information and for failure to include the reportable payments in income.
Stockholders should consult with their own tax advisors as to the qualifications for exemption from withholding and procedures for obtaining such exemption.

DISC URGES YOU TO CONSULT YOUR TAX ADVISOR TO DETERMINE PARTICULAR U.S. FEDERAL,
STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER.

         Acquisition Corp. will not recognize a gain or loss for United States
Federal tax purposes as a result of the merger. Disc will not recognize gain or loss for United States Federal income tax purposes as a result of the merger.

ANTICIPATED ACCOUNTING TREATMENT OF MERGER

         For U.S. accounting purposes, the merger will be accounted for under the purchase method of accounting under which the total consideration paid in the merger will be allocated among Disc's consolidated assets and liabilities based upon the fair value of the assets acquired and liabilities assumed.

CERTAIN REGULATORY MATTERS

         Disc and Acquisition Corp. do not believe that any governmental filings are required with respect to the merger other than (i) the filing of the certificate of merger with the Secretary of State of the State of Delaware, and
(ii) filings with the Securities and Exchange Commission and the NASDAQ SmallCap
Market. Disc and Acquisition Corp. do not believe that they are required to make a filing with the Department of Justice and the Federal Trade Commission
pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
amended, although each agency has the authority to challenge the merger on antitrust grounds before or after the merger is completed.

APPRAISAL RIGHTS

         Under Delaware law, if you do not wish to accept $1.82 per share in cash as provided in the merger agreement, you have the right to dissent from the merger and to have an appraisal of the fair value of your shares conducted by the Delaware Court of Chancery. Stockholders electing to exercise appraisal rights must strictly comply with the provisions of Section 262 of the Delaware
General Corporation Law to perfect their rights. A copy of Section 262 is attached as APPENDIX C.

         Section 262 requires that stockholders be notified not less than 20 days before the special meeting that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to you of the availability of appraisal rights in connection with the merger.

     If you elect to demand appraisal of your shares, you must satisfy all of the following conditions:

     o   You must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger agreement is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against the merger agreement.
         Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

                                       56

     o   You must not vote in favor of the merger agreement at the special meeting. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the merger agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

     o   You must continuously hold the shares from the date of making the demand through the effective time of the merger; a stockholder who is the record holder of shares of common stock on the date the written demand for appraisal is made, but who thereafter transfers those shares before the effective time of the merger, will lose any right to appraisal in respect of those shares.

     The written demand for appraisal must be in addition to and separate from any proxy or vote. Neither voting (in person or by proxy) against, abstaining from voting or failing to vote on the proposed merger agreement and the merger will constitute a written demand for appraisal within the meaning of Section
262.

     If you fail to comply with all of these conditions and the merger is completed, you will be entitled to receive the merger consideration for any shares of Disc common stock you hold as of the effective time as provided for in the merger agreement but you will have no appraisal rights for your shares of
Disc common stock.

     All demands for appraisal should be addressed to the Secretary, Disc
Graphics, Inc., 10 Gilpin Avenue, Hauppauge, New York 11788 before the vote on the merger agreement is taken at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of Disc common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

     To be effective, a demand for appraisal by a holder of Disc common stock must be made by or in the name of such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s)
and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares.

     If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in such capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one or two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

         If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

         Within ten days after the effective time of the merger, Disc must give written notice that the merger has become effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement. Within 120 days after the effective time of the

                                       57

merger, either Disc or any stockholder who has complied with the requirements of
Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A dissenting stockholder may request from Disc during this 120-day period a statement setting forth (a) the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received, and (b) the aggregate number of holders of such shares. We have been informed that Disc does not presently intend to file such a petition in the event there are dissenting stockholders and has no obligation to do so.
Accordingly, your failure to timely file a petition could nullify your demand for appraisal.

         Under the merger agreement, Disc has agreed to give Acquisition Corp.
prompt notice of any demands for appraisal received by Disc. In addition, a condition to the completion of the merger requires holders of no more than 15%
of the total number of outstanding shares of Disc common stock request to exercise their appraisal rights. Acquisition Corp. has the right to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL. Disc will not, except with the prior written consent of Acquisition
Corp., make any payment with respect to any demands for appraisal, or settle or offer to settle, any such demands.

         At any time within 60 days after the effective time of the merger any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept $1.82 per share for his or her shares of Disc common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to Disc, Disc then will be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and who have not reached an agreement with
Disc as to the value of their shares. After notice to dissenting stockholders, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who demanded an appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and, if any stockholder fails to comply with such directions, the Chancery Court may dismiss the proceedings as to such stockholder.

         After determination of the stockholders entitled to appraisal of their shares of common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares.

         In determining fair value, the Chancery Court is required to take into account all relevant factors. YOU SHOULD BE AWARE THAT THE FAIR VALUE OF THE
SHARES AS DETERMINED UNDER SECTION 262 COULD BE MORE, THE SAME OR LESS THAN THE
$1.82 PER SHARE YOU WOULD RECEIVE UNDER THE MERGER AGREEMENT IF YOU DID NOT SEEK
APPRAISAL OF YOUR SHARES. YOU SHOULD ALSO BE AWARE THAT INVESTMENT BANKING
OPINIONS ARE NOT OPINIONS AS TO FAIR VALUE UNDER SECTION 262.

         Costs of the appraisal proceeding may be imposed upon Disc and the stockholders participating in the appraisal proceeding by the Chancery Court, as the court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable

                                       58

attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

         Any stockholder who demands appraisal rights will not, after the effective time, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares, other than with respect to payment as of a record date prior to the effective time; however, if no petition for appraisal is filed within 120 days after the effective time, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective time, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the $1.82 per share merger consideration for shares of his or her Disc common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation.

         IN VIEW OF THE COMPLEXITY OF SECTION 262, ANY STOCKHOLDER WISHING TO
EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO
EXERCISE APPRAISAL RIGHTS. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES
SET FORTH IN SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW MAY RESULT IN
THE LOSS OF A STOCKHOLDER'S STATUTORY APPRAISAL RIGHTS.

         The foregoing is intended as a brief summary of the material provisions of the Delaware statutory procedures required to dissent from the merger and perfect a stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to the full text of Section 262. If you wish to consider exercising your appraisal rights you should carefully review the text of Section
262 contained in APPENDIX C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your dissenters'
rights under Delaware law.

                                       59

                              THE MERGER AGREEMENT

         THE FOLLOWING DESCRIPTION OF THE MERGER AGREEMENT DESCRIBES THE
MATERIAL TERMS OF THE MERGER AGREEMENT. A COMPLETE COPY OF THE MERGER AGREEMENT
APPEARS AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED INTO THIS
PROXY STATEMENT BY REFERENCE. YOU ARE URGED TO READ THE ENTIRE MERGER AGREEMENT
CAREFULLY.

THE MERGER

         The merger agreement provides that, subject to the conditions summarized below, Acquisition Corp. will merge with and into Disc. Upon consummation of the merger, Acquisition Corp. will cease to exist and Disc will continue as the surviving corporation.

EFFECTIVE TIME OF MERGER

         The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law or at such later time as is specified in the certificate of merger. This time is referred to as the "effective time."
Disc and Acquisition Corp. have agreed to file the certificate of merger no later than 2 business days following satisfaction or waiver of the conditions to closing of the merger set forth in the merger agreement.

CERTIFICATE OF INCORPORATION, BYLAWS AND DIRECTORS AND OFFICERS OF DISC AS THE
SURVIVING CORPORATION When the merger is completed:

     o   the certificate of incorporation of Disc as in effect immediately prior to the effective time will be the certificate of incorporation of Disc as the surviving corporation;

     o   the by-laws of Disc as in effect immediately prior to the effective time will be the by-laws of Disc as the surviving corporation;

     o   the directors of Acquisition Corp. immediately prior to the effective time will become the directors of Disc as the surviving corporation;
         and

     o   the officers of Disc immediately prior to the effective time will be the initial officers of Disc as the surviving corporation.

CONVERSION OF DISC COMMON STOCK

     At the effective time, each outstanding share of Disc common stock will automatically be converted into and represent the right to receive $1.82 in cash, without interest, except for:

     o   shares of Disc common stock held by Disc in treasury and shares of Disc common stock held by the Buy-Out Group, all of which will be cancelled without any payment therefore; and

     o   shares held by stockholders seeking appraisal rights in accordance with
         Delaware law.

                                       60

At the effective time, each outstanding share of common stock of Acquisition
Corp. will be converted into and exchanged for one fully paid and non-assessable share of common stock of Disc as the surviving corporation.

PAYMENT FOR SHARES

         Prior to the effective time of the merger, Acquisition Corp. will deposit with the paying agent designated by Acquisition Corp. (and approved by
Disc) sufficient funds to pay the merger consideration. As soon as reasonably practicable after the effective time of the merger, Disc, as the surviving corporation, will cause to be mailed to each record holder of shares of Disc common stock immediately prior to the effective time a letter of transmittal and instructions to effect the surrender of their certificate(s) in exchange for payment of the merger consideration.

         STOCKHOLDERS OF DISC SHOULD NOT FORWARD STOCK CERTIFICATES TO THE
PAYING AGENT UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL.

         Each of our stockholders (other than the Management Group or the
Contributing Stockholders) will be entitled to receive $1.82 per share only upon surrender to the paying agent of a share certificate, together with such letter of transmittal, duly completed in accordance with the instructions thereto. If a share certificate has been lost, stolen or destroyed, the holder of such certificate is required to make an affidavit of that fact and to give to Disc, as the surviving corporation, at its option, a bond in such reasonable amount as the surviving corporation may direct as indemnity against any claim that may be made against the surviving corporation with respect to such share certificate before any payment of the merger consideration will be made to such holder. If payment of the merger consideration is to be made to a person whose name is other than that of the person in whose name the share certificate is registered, it will be a condition of payment that (1) the share certificate so surrendered be properly endorsed or otherwise in proper form for transfer and (2) the person requesting such exchange pay any transfer or other taxes that may be required to the satisfaction of the paying agent. No interest will be paid or accrued upon the surrender of the share certificates for the benefit of holders of the share certificates on any merger consideration.

         At any time following the date that is 180 days after the effective time of the merger, Disc, as the surviving corporation, will be entitled to require the paying agent to deliver to it all cash and documents in its possession, which have been deposited with the paying agent and which have not been disbursed to holders of share certificates. Thereafter, holders of certificates representing shares of Disc common stock outstanding before the effective time will surrender their certificates to Disc as the surviving corporation and will be entitled to look only to Disc as the surviving corporation and only as general creditors of the surviving corporation for payment of any claims for merger consideration to which they may be entitled.
Neither Disc as the surviving corporation nor the paying agent will be liable to any person in respect of any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

TRANSFER OF SHARES

         At the effective time, the stock transfer books of Disc will be closed and there will be no further transfers on the records of Disc as the surviving corporation, or its transfer agent of certificates representing shares of Disc common stock outstanding before the effective time and any such certificates

                                       61

presented to Disc as the surviving corporation for transfer, will be cancelled.
From and after the effective time, the holders of share certificates representing shares of Disc's common stock before the effective time will cease to have any rights with respect to these shares except as otherwise provided for in the merger agreement or by applicable law. All merger consideration paid upon the surrender for exchange of those share certificates in accordance with the terms of the merger agreement will be deemed to have been issued and paid in full satisfaction of all rights pertaining to the share certificates.

TREATMENT OF STOCK OPTIONS

         Each outstanding stock option held by any person other than a
Management Group member, whether or not then vested or exercisable, will, as of the effective time of the merger, be cancelled and converted, at the effective time, into the right to receive in cash from Disc an amount equal to the product of (i) the number of shares of Disc's common stock subject to such options, whether or not then exercisable, and (ii) the excess, if any, of $1.82 over the exercise price per share subject or related to such option. Each outstanding stock option held by a Management Group member, other than options whose exercise price exceeds $1.82 (which shall be cancelled), shall be converted into an option to purchase the same number of shares in Disc as the surviving corporation.

DISC SPECIAL MEETING

         Disc has agreed to duly notice and convene as promptly as practicable a special meeting of its stockholders for the purpose of voting upon the approval of the merger agreement and the merger (and the transactions contemplated by the merger agreement and the merger). Disc (through the Disc board of directors) has agreed to recommend to Disc stockholders the approval of the merger agreement and the merger; and use its best efforts to solicit the vote of the holders of a majority of the outstanding Disc common stock in favor of approval of the merger agreement (including, if necessary, adjourning or postponing and subsequently reconvening, the special meeting for the purpose of obtaining such votes);
PROVIDED, HOWEVER, that Disc's board of directors may, with respect to a third party proposal, withdraw, modify or change such recommendation if failure to take such action would be contrary to their fiduciary obligations as board members under applicable law.

INDEMNIFICATION AND INSURANCE

         The merger agreement provides that all rights to indemnification existing as of the date of the merger agreement in favor of the employees, agents, directors or officers of Acquisition Corp. and Disc and their respective subsidiaries with respect to their activities as such at or prior to the effective time of the merger, as provided in their respective certificates of incorporation or bylaws or indemnification agreements shall survive the merger and shall continue in full force and effect for a period of not less than six years after the effective time of the merger. In addition, to the extent not provided by an existing right of indemnification or other agreement or policy, following the completion of the merger, Disc as the surviving corporation is required to indemnify, defend and hold harmless all current and former officers, directors and management employees of Disc and Acquisition Corp. and their respective subsidiaries from (1) all liabilities, costs, expenses and claims arising out of the fact that such person is or was a director, officer or management employee whether pertaining to any matter existing or occurring at or prior to or after the effective time of the merger and (2) all liabilities arising out of or pertaining to the Merger Agreement, or the transactions contemplated thereby. In addition, Disc as the surviving corporation is required either to (i) maintain directors' and officers' liability insurance policies in effect for six years after the effective time of the merger for the benefit of those persons who are currently covered by such policies of Disc, or any of its subsidiaries, and Acquisition Corp. in amounts and on terms no less

                                       62

favorable than the amounts and terms of such current insurance coverage, or (ii)
provide tail coverage for such persons which provides coverage for a period of six years for acts prior to the effective time of the merger in amounts and on terms no less favorable than the amounts and terms of such current insurance coverage.

EMPLOYEE MATTERS

         Disc, as the surviving corporation, has agreed that for a period of not less than one year following the effective time of the merger, the compensation and employee benefits provided to individuals who are employed by Acquisition
Corp. and Disc and its subsidiaries immediately before the effective time of the merger and who continue employment with Disc as the surviving corporation after the effective time of the merger shall be no less favorable, in the aggregate, than the compensation and employee benefits provided to such individuals immediately prior to the effective time of the merger. Disc as the surviving corporation has agreed that any individuals who are employed by Acquisition
Corp. or Disc or any of their respective subsidiaries immediately prior to the effective time of the merger, and who continue in the employment of Disc as the surviving corporation after the effective time of the merger, shall receive credit for his or her years of service before the effective time of the merger
(to the same extent as such employee was entitled to credit before the effective time of the merger) under the comparable employee benefit plans providing benefits after the effective time of the merger. Disc as the surviving corporation will honor, without modification, all contracts, agreements, collective bargaining agreements and commitments of the parties that apply to any current or former employees or directors.

REPRESENTATIONS AND WARRANTIES

     REPRESENTATIONS AND WARRANTIES OF DISC. The merger agreement contains various customary representations and warranties (which will not survive completion of the merger) made by Disc to Acquisition Corp., subject to identified exceptions, qualifications and limitations, relating to, among other things:

     o   Disc's and its subsidiaries due organization, valid existence, good standing and requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted;

     o   the capitalization of Disc;

     o   the authorization, execution, delivery and enforceability of the merger agreement;

     o   the absence of any conflicts between the merger agreement and Disc's certificate of incorporation and bylaws, and charter or bylaws of any
         Disc subsidiary, and any applicable laws or material contracts or agreements;

     o   the absence of consents, approvals, authorizations or permits of governmental authorities, except those specified in the merger agreement, required for Disc to complete the merger;

     o   compliance with applicable Federal, state, local, or foreign statutes, orders, judgments, decrees, laws, rules, regulations or ordinances;

     o   the adequacy and accuracy of filings made by Disc with the Securities and Exchange Commission since December 31, 1999;

                                       63

     o   the conduct of Disc's business in the ordinary course and the absence of material changes in Disc's business, capitalization or accounting practices since December 31, 2001;

     o   the absence of any action, claim, suit, investigation or proceeding actually pending or threatened against Disc or its subsidiaries that if adversely determined, would, individually or in the aggregate, be reasonably expected to have a material adverse effect on Disc's business or results of operations, except for those disclosed in Disc's reports filed with the Securities and Exchange Commission;

     o   the accuracy of information concerning Disc in this proxy statement;

     o   the filing of tax returns, payment of taxes and other tax matters;

     o   matters relating to employee benefit plans;

     o   compliance with laws related to environmental matters;

     o   the stockholder voting requirements to approve the merger;

     o   the effectiveness and validity of insurance policies;

     o   the inapplicability of Delaware anti-takeover laws to the merger and the merger agreement;

     o   the right to use, and absence of infringement of, material intellectual property of Disc;

     o   title to all property and assets used in the conduct of Disc and its subsidiaries;

     o   the absence of undisclosed brokers', finders' or other fees or commissions fees; and

     o   the receipt by the special committee of Disc's board of directors of the fairness opinion of Rodman

     REPRESENTATIONS AND WARRANTIES OF ACQUISITION CORP. The merger agreement contains various customary representations and warranties (which will not survive completion of the merger) made by Acquisition Corp. to Disc, subject to identified exceptions, qualifications and limitations, relating to, among other things:

     o   the due organization, valid existence, good standing and requisite corporate power and authority of Acquisition Corp. to own, lease and operate its assets and properties and to carry on its business as it is now being conducted;

     o   the capitalization of Acquisition Corp.;

     o   the authorization, execution, delivery and enforceability of the merger agreement;

     o   the absence of any conflicts between the merger agreement and
         Acquisition Corp.'s certificate of incorporation or bylaws, any applicable law or material contracts or agreements;

                                       64

     o   the absence of consents, approvals, authorization or permits of governmental authorities, except those specified in the merger agreement, required for Acquisition Corp. to complete the merger;

     o   compliance with applicable Federal, state, local, or foreign statutes, orders, judgments, decrees, laws, rules, regulations or ordinances;

     o   adequacy of cash resources to provide the aggregate merger consideration;

     o   the accuracy of information concerning information provided by
         Acquisition Corp. in connection with this proxy statement; and

     o   the absence of undisclosed brokers', finders' or other fees or commissions fees.

CONDUCT OF BUSINESS PENDING THE MERGER

         The merger agreement imposes various restrictions on Disc's conduct and operations until the merger is completed. Disc has agreed that, prior to the effective time, Disc and each of its subsidiaries will operate their respective businesses in the ordinary course consistent with past practices, use commercially reasonable efforts to preserve intact their present business organization and goodwill, preserve their relationships with their respective customers and suppliers and others having business dealings with them, keep available the services of its officers and employees, and maintain and keep material properties and assets in as good repair and condition as at present, ordinary wear and tear excepted. Disc has also agreed, subject to identified exceptions, that it will not and will not permit any of its subsidiaries to do, among other things, any of the following without the prior written consent of
Acquisition Corp.:

     o   declare or pay any dividend or make other distributions in respect of, or split, combine or reclassify, or redeem, repurchase or otherwise acquire, any shares of Disc's or any subsidiaries capital stock;

     o   issue, agree to issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of Disc's or any of its subsidiaries capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities;

     o   amend its certificate of incorporation or by-laws or similar governing documents;

     o   acquire (or agree to acquire), by merging or consolidating with, by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation or other business organization, or otherwise acquire (or agree to acquire) any material amount of assets other than in the ordinary course of business;

     o   make any capital expenditures (other than as required by law, following a catastrophic event, or incurred in the ordinary course of business);

     o   sell, lease or otherwise dispose of any assets, other than in the ordinary course of business consistent with past practice;

                                       65

     o   enter into, adopt, amend or increase or accelerate the amount payable under any employee benefit plan, or otherwise increase the compensation or benefits of any director, officer or other employee except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, does not result in a material increase in benefits or compensation expense;

     o   enter into or amend any employment, severance or special pay arrangement with respect to the termination of employment of any director or officer, except that the foregoing shall not preclude the implementation of incentive pay arrangements in the ordinary course of business consistent with past practice;

     o   take any action that would prevent or impede the merger from qualifying as a reorganization under Section 368 of the Internal Revenue Code;

     o   except as required by law, rule, regulation or U.S. GAAP, make any change in its accounting methods;

     o   take any action that would or is reasonably likely to result in a material breach of any provision of the merger agreement or in any of its representations and warranties set forth in the merger agreement being untrue on the closing date of the merger;

     o   except as permitted by the merger agreement, pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise);

     o   enter into, modify, amend, terminate, renew or fail to use reasonable efforts to renew any material contract or agreement, except in the ordinary course of business consistent with past practice;

     o   fail to maintain with financially responsible insurance companies, insurance in such amounts and against such risks and losses as are at least equal to what is currently maintained by Disc;

     o   fail to maintain in effect all existing material governmental permits pursuant to which Disc or any of its subsidiaries operates; and

     o   (a) make or rescind any material tax election; (b) settle or compromise any material claim, audit, dispute, controversy, examination, investigation or other tax proceeding; (c) except as may be required by law, materially change any of its methods of reporting income or deductions for Federal income tax purposes; or (d) file any material tax return other than in a manner consistent with past custom and practice.

SOLICITATION

         Acquisition Corp. has agreed that during the 30 day period that commenced on September 6, 2002, Disc, its subsidiaries, the special committee of
Disc's board of directors and their respective officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives of the other shall have the right to initiate, solicit and encourage inquiries or the making or submission of takeover proposals (as defined below) from other parties who might be interested in acquiring Disc but only pursuant to appropriate confidentiality and standstill agreements with any such third parties prohibiting the purchase by such third parties of Disc common stock for a six-month period; and enter into and maintain or continue discussions or negotiations with any person or group in

                                       66

furtherance of such inquiries. See "Special Factors -- Background of the Merger"
and "--Fairness of the Merger to Stockholders" as to results of such solicitation.

     Disc has agreed that subsequent to that 30 day period until the earlier of the effective time of the merger or the termination of the merger agreement, it will not, and it will cause its subsidiaries not to authorize or permit its respective officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives of the other directly or indirectly to:

     o   solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any takeover proposal;

     o   furnish any information regarding Disc or any of its subsidiaries to any person in connection with or in response to a takeover proposal;

     o   engage in negotiations or discussions with any person with respect to a takeover proposal;

     o   approve, endorse or recommend any takeover proposal;

     o   enter into any letter of intent or similar document or any contract contemplating an acquisition of Disc.

     Notwithstanding the foregoing, the merger agreement provides that neither
Disc, the board of directors, nor the special committee of the board of directors shall be prohibited from (1) complying with the rules of the
Securities Exchange Act of 1934, as amended, or making any public announcement, disclosure, or filing required pursuant to the rules of any national securities exchange or U.S. inter-dealer quotation system, (2) maintaining or continuing discussions or negotiations with any person who submitted a takeover proposal within the thirty day period following the date of the merger agreement, or (3)
from furnishing information regarding Disc or any of its subsidiaries to, or entering into discussions with, any person in response to a takeover proposal that is submitted by such person (and not withdrawn) if:

     o   neither Disc nor any officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other
         representatives of the other of Disc or any of its subsidiaries have violated any non-solicitation restrictions contained in the merger agreement;

     o   a majority of Disc's board of directors or the special committee of the board of directors concludes in good faith that the failure to take action, furnish information or enter into discussions regarding a takeover proposal would be inconsistent with its fiduciary obligations;

     o   a majority of Disc's board of directors or the special committee of the board of directors determines in good faith that taking such action would be reasonably likely to lead to delivery of a superior offer (as defined below);

     o   prior to furnishing any such information to, or entering into discussions with, such person, Disc gives Acquisition Corp. written notice of the identity of such person (to the extent it can do so without breaching its fiduciary duties or violating the takeover proposal) and Disc receives from such person a confidentiality agreement containing customary terms and conditions; and

                                       67

     o   Disc furnishes any nonpublic information to Acquisition Corp. at or prior to the time delivered to any person.

     As used in the merger agreement the term "takeover proposal" means any offer, proposal, letter of intent, inquiry or expression or indication of interest contemplating or otherwise relating to any acquisition transaction.

     As used in the merger agreement an "acquisition transaction" means any transaction or series of transactions involving: (a) any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which (i) Disc or any of its subsidiaries is a constituent corporation, (ii) a person or "Group" (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder) of persons directly or indirectly acquires beneficial or record ownership of securities representing more than 10% of the outstanding securities of any class of voting securities of
Disc or any of its subsidiaries, or (iii) Disc or any of its subsidiaries issues securities representing more than 10% of the outstanding securities of any class of voting securities of Disc or any of its subsidiaries; (b) any direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or of assets or rights that constitute or account for
10% or more of the consolidated net revenues, net income or assets of Disc or any of its subsidiaries; or (c) any liquidation or dissolution of Disc or any of its subsidiaries.

         As used in the merger agreement the term "superior offer" means a BONA
FIDE written offer made by a third party for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock
(including without limitation by way of a tender offer) or similar transaction with respect to Disc or any of its subsidiaries on terms that the board of directors of Disc or the special committee of the board of directors determines, in good faith (after consultation with outside legal counsel and a nationally recognized independent financial advisor), if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the offer and the person making the offer, and would, if consummated, be more favorable to Disc's stockholders, from a financial point of view, than the transactions contemplated by the merger agreement; provided, however, that any such offer shall not be deemed to be a "superior offer" if (x) any financing required to consummate the transaction contemplated by such offer is not committed or is not, in the good faith judgment of Disc, reasonably capable of being obtained by such third party on a timely basis or (y) Acquisition Corp.
has, within two (2) business days after receipt of written notice from Disc of such bona fide superior offer, submitted an alternative takeover proposal which the board of directors of Disc or the special committee of the board of directors determines, in good faith (after consultation with outside legal counsel and a nationally recognized independent financial advisor), if accepted, is more favorable to Disc's stockholders, from a financial point of view, than such proposed superior offer.

                                       68

Disc has agreed to advise Acquisition Corp. promptly (and in no event later than
24 hours) after receipt of any takeover proposal or any request for nonpublic information related to Disc or any of its subsidiaries (including, to the extent it may do so without breaching its fiduciary duties and without violating any of the conditions of the takeover proposal, the identity of the person making or submitting such takeover proposal, and the terms thereof to the extent then known) that is made or submitted by any person prior to the closing of the merger. Disc has agreed to keep Acquisition Corp. fully informed with respect to the status of any takeover such proposal, and any modification or proposed modification thereto. Disc has agreed simultaneously to provide to Acquisition
Corp. any nonpublic information concerning Disc provided to any person in connection with any takeover proposal which was not previously provided to
Acquisition Corp.

         The recommendations of the board of directors of Disc or the special committee of the board of directors may be withheld, withdrawn or modified in a manner adverse to Acquisition Corp. if: (i) the board of directors of Disc or the special committee determines in good faith, after consultation with Disc's outside legal counsel, that the failure to withdraw or modify such recommendations would be inconsistent with its fiduciary obligations; (ii) Disc shall have released Acquisition Corp. from the provisions of any standstill or similar agreement restricting Acquisition Corp. from acquiring securities of
Disc; and (iii) neither Disc nor any of its officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives shall have violated any of the non-solicitation restrictions of the merger agreement.

ACCESS TO INFORMATION

         Each of Acquisition Corp. and Disc has agreed that between the date of the merger agreement and the effective time of the merger it will, and will cause its subsidiaries to, afford to the officers, directors, employees, counsel, accountants, investment bankers, financial advisors and other representatives of the other reasonable access, during normal business hours, to all of its properties, operating facilities, books, contracts, commitments and records. Each of Acquisition Corp. and Disc has further agreed that during such period it will, and will cause its subsidiaries to, promptly furnish to the other (a) access to each reasonably available report, schedule and other document filed or received by it or any of its subsidiaries pursuant to the requirements of Federal or state securities laws or filed with the Securities and Exchange Commission, the Department of Justice, the Federal Trade
Commission, any state authority with jurisdiction over public utilities or any other Federal or any state regulatory agency or commission, and (b) all information concerning themselves, their subsidiaries, directors, officers and stockholders and such matters as may be reasonably requested by the other party in connection with any filings, applications or approvals required or contemplated by the merger agreement.

CONDITIONS TO THE MERGER

CONDITIONS TO EACH PARTY'S OBLIGATION

     The obligations of Disc and Acquisition Corp. to complete the merger are subject to the satisfaction or waiver on or prior to the effective time of certain conditions, including the following:

     o   the absence of any law, order or injunction that prohibits the completion of the merger;

     o   the parties to the merger agreement have obtained all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental entity needed in connection with the merger and the other transactions

                                       69

         contemplated by the merger agreement;

     o   the merger and the merger agreement shall have been adopted and approved by the holders of a majority of the outstanding shares of Disc common stock; and

     o   holders of not more than 15% of the outstanding shares of Disc common stock shall have exercised their right to appraisal under the Delaware
         General Corporation Law.

CONDITIONS TO ACQUISITION CORP.'S OBLIGATION

     The obligations of Acquisition Corp. to complete the merger are subject to the satisfaction, or waiver by Acquisition Corp., on or prior to the effective time of certain conditions, including the following:

     o   Disc shall have performed in all material respects its agreements and covenants contained in or contemplated by the merger agreement required to be performed at or prior to the effective time of the merger;

     o   the representations and warranties made by Disc in the merger agreement must be true and correct in all material respects as of the date of the merger agreement and as of the closing date of the merger;

     o   Acquisition Corp. must have received a certificate signed by the chief executive officer and the chief financial officer of Disc as to compliance with the conditions specified in the immediately preceding two paragraphs;

     o   there shall not have occurred an event that could reasonably be expected to have a material adverse effect on Disc; and

     o   Disc shall have received and furnished to Acquisition Corp. all material approvals and consents from third parties and governmental entities necessary or required to complete the transactions contemplated by the merger agreement, including the consent of Disc's primary lender.

CONDITIONS TO DISC'S OBLIGATION

     The obligation of Disc to effect the merger is subject to the satisfaction, or waiver by Disc, on or prior to the effective time, of certain conditions, including the following:

     o   Acquisition Corp. shall have performed in all material respects its agreements and covenants contained in or contemplated by the merger agreement required to be performed at or prior to the effective time of the merger;

     o   the representations and warranties made by Acquisition Corp. in the merger agreement must be true and correct in all material respects as of the date of the merger agreement and as of the closing date of the merger;

     o   Disc must have received a certificate signed by the president of
         Acquisition Corp. as to compliance with the conditions specified in the immediately preceding two paragraphs;

     o   Acquisition Corp. shall not have suffered from a material adverse effect; and

                                       70

     o   Acquisition Corp. shall have received and furnished to Disc all material approvals and consents from third parties and governmental entities necessary or required to complete the transactions contemplated by the merger agreement.

WAIVER

         At any time prior to the effective time of the merger, any party to the merger agreement may with respect to any other party (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement, or (c) waive compliance with any of the agreements or conditions contained in the merger agreement. Any such waiver by Disc is subject to the approval of the special committee.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated before the effective time of the merger, whether before or after the stockholders of Disc have approved and adopted the merger agreement, if:

     o   both parties agree by mutual written consent;

     o   by either Disc or Acquisition Corp. if (i) the merger is not completed on or before March 5, 2003, or (ii) the merger agreement has not been approved by the requisite vote of the holders of the outstanding shares of Disc common stock;

     o   by either Disc or Acquisition Corp. if a court of competent jurisdiction or other governmental authority shall have issued a final and non-appealable order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining, or otherwise prohibiting the merger;

     o   by Acquisition Corp., if a triggering event (as defined below) shall have occurred;

     o   by Acquisition Corp., if Disc shall have breached or failed to perform in any respect any of its representations, warranties or covenants required to be performed by it under the merger agreement, and such breach or failure is not cured within a 10-day period following notice of the breach or failure from Acquisition Corp.;

     o   by Disc, if Acquisition Corp. shall have breached or failed to perform in any respect any of its material representations, warranties or covenants required to be performed by it under the merger agreement, and such breach or failure is not cured within a 10-day period following notice of the breach or failure from Disc;

     o   by Disc, if (i) the board of directors of Disc or the special committee of the board of directors shall have withdrawn its recommendations in accordance with the merger agreement, or (ii) Disc shall have entered into an agreement providing for an acquisition transaction (and neither
         Disc nor any of its officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other
         representatives of the other shall have violated any of the non-solicitation restrictions contained in the merger agreement).

                                       71

     Under the merger agreement, a "triggering event" shall be deemed to have occurred if there shall have been submitted to Disc a takeover proposal and: (i)
the board of directors of Disc shall have failed to make and include in the proxy statement, or shall have withdrawn, or modified in a manner adverse to
Acquisition Corp., the recommendations of Disc's board of directors to the stockholders of Disc to vote to approve the merger agreement; (ii) the board of directors of Disc or the special committee of the board of directors shall have publicly recommended any takeover proposal or shall have publicly announced an intention to do so, or Disc shall have entered into an agreement providing for an acquisition transaction; or (iii) Disc shall have materially breached its non-solicitation obligations under the merger agreement.

     Generally, if the merger agreement is terminated, other than as described below, there will be no liability on the part of either Acquisition Corp. or
Disc or their respective officers or directors.

     If Acquisition Corp. is not in material breach of its obligations under the merger agreement and if the merger agreement is terminated (x) (A) by
Acquisition Corp. or Disc because (i) the merger is not completed on or before
March 5, 2003, or (ii) the merger agreement has not been approved by the requisite vote of the holders of the outstanding shares of Disc common stock,
(B) at or prior to such termination a takeover proposal shall have been disclosed, announced, commenced, submitted or made and the same shall have been publicly announced, and (C) within twelve months after such termination Disc enters into a definitive agreement providing for, or consummates, an acquisition transaction with any person other than Acquisition Corp.; (y) by Acquisition
Corp. as the result of a "triggering event" (as defined above); or (z) by Disc because (i) the board of directors of Disc or the special committee of the board of directors shall have withdrawn its recommendations in accordance with the merger agreement, or (ii) Disc shall have entered into an agreement providing for an acquisition transaction (and neither Disc nor any of its officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives of the other shall have violated any of the non-solicitation restrictions contained in the merger agreement), then, in the case of each of (x), (y) and (z), Disc will be obligated to reimburse
Acquisition Corp. for all reasonable out-of-pocket fees and expenses actually incurred by Acquisition Corp. in connection with the merger, which fees and expenses shall not exceed $150,000, and to pay Acquisition Corp. a non-refundable fee in the amount of $150,000.

     In the event Disc terminates the merger agreement as a result of
Acquisition Corp.'s breach or failure to perform its representations, warranties or covenants, or Acquisition Corp. terminates for any reason not permitted in the merger agreement, Acquisition Corp. shall reimburse Disc for its reasonable actual documented fees and expenses incurred in connection with the merger, which fees and expenses shall not exceed $200,000. Each of Main Street Resources and Mr. Sinkin has agreed to guarantee Acquisition Corp.'s expense reimbursement obligations up to $100,000.

EXPENSES OF THE PARTIES

         Except for the reimbursement of expenses to Disc and Acquisition Corp.
in the event of termination of this merger agreement as described above, each of
Disc and Acquisition Corp. are responsible for their own fees and expenses incurred in connection with the solicitation of proxies in connection with the merger, including the fees and expenses associated with the preparation of this proxy statement, except that Disc and Acquisition Corp. have agreed to share equally the fees and expenses (other than attorneys' fees and expenses)
associated with the filing, printing and mailing of this proxy statement and any amendments to this proxy statement.

                                       72

AMENDMENTS

         The merger agreement may be amended by the parties to the merger agreement pursuant to action of the respective board of directors, at any time before or after approval of the merger agreement by the stockholders of
Acquisition Corp. and Disc and prior to the effective time of the merger;
provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such stockholders without the further approval of such stockholders. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

                        COMMON STOCK PURCHASE INFORMATION

PURCHASES BY DISC

         The table below sets forth information, by fiscal quarters, regarding purchases by Disc of its common stock since June 30, 1999, including the number of shares purchased, the range of prices paid and the average purchase price.

              PERIOD        NO. OF SHARES      PRICE RANGE        AVERAGE PRICE
              ------        -------------      -----------        -------------

Balance as of 6/30/99           30,409             ---                1.039
Third Quarter 1999               -0-               ---                 ---
Fourth Quarter 1999              -0-               ---                 ---
First Quarter 2000               120          3.375 - 4.313           3.578
Second Quarter 2000              -0-               ---                 ---
Third Quarter 2000               -0-               ---                 ---
Fourth Quarter 2000               20              1.75                1.75
First Quarter 2001               -0-               ---                 ---
Second Quarter 2001              -0-               ---                 ---
Third Quarter 2001               -0-               ---                 ---
Fourth Quarter 2001              -0-               ---                 ---
First Quarter 2002               -0-               ---                 ---
Second Quarter 2002              -0-               ---                 ---
TOTAL                           30,519             ---                1.047

PURCHASES BY THE BUY-OUT GROUP

         The table below sets forth information regarding purchases by each of the Management Group of Disc common stock since June 30, 1999, including the number of shares purchased, the range of prices paid and the average purchase price:

              PERIOD        NO. OF SHARES      PRICE RANGE        AVERAGE PRICE
              ------        -------------      -----------        -------------

Third Quarter 1999               -0-               ---                 ---
Fourth Quarter 1999             17,000        $3.06 - $3.13           3.08
First Quarter 2000               -0-               ---                 ---
Second Quarter 2000             34,000        $3.50 - $4.03           $3.77
Third Quarter 2000              10,000        $2.50 - $2.88           $2.69
Fourth Quarter 2000             25,000        $1.00 - $1.50           $1.30
First Quarter 2001              10,500        $1.38 - $1.50           $1.47
Second Quarter 2001             7,000         $.94 - $1.00            $.96

                                       73

Third Quarter 2001               -0-               ---                 ---
Fourth Quarter 2001              -0-               ---                 ---
First Quarter 2002               -0-               ---                 ---
Second Quarter 2002              -0-               ---                 ---

RECENT TRANSACTIONS

         There have been no transactions in the common stock of Disc effected during the last 60 days by Disc or any of its directors or executive officers, except that Seymour Zises, a director of Disc, made a gift of 30,000 shares of
Disc stock on September 13, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of Disc's voting securities by each person known by Disc to be the beneficial owner of more than 5% of Disc's voting securities as of
December 6, 2002. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares.

                                                       AMOUNT AND NATURE
                    NAME AND ADDRESS OF                OF BENEFICIAL           PERCENTAGE
TITLE OF CLASS      BENEFICIAL OWNER                   OWNERSHIP               OF CLASS
--------------      ----------------                   ---------               --------
                    Donald Sinkin
Common Stock,       10 Gilpin Avenue
$0.01 par value     Hauppauge, New York 11788           1,751,066 (1)          (29.69%)

                    Stephen Frey
                    10 Gilpin Avenue
                    Hauppauge, New York 11788             651,979 (2)          (11.51%)

                    John Rebecchi
                    10 Gilpin Avenue
                    Hauppauge, New York 11788             617,186 (3)          (10.91%)

                    Allen & Company
                    711 Fifth Avenue
                    New York, New York 10022              350,827 (4)           (6.26%)

                    Holding Capital
                    Management Corp.
                    685 Fifth Avenue                                            (7.04%)
                    New York, New York 10022              395,634 (5)

                                       74

                    Henry Partners, L.P.
                    Matthew Partners, L.P.
                    225 South 17th Street                                       (6.10%)
                    Suite 2501                            335,000 (6)
                    Philadelphia, Pennsylvania 19103

     (1) Donald Sinkin is Chairman of the Board, President and Chief Executive
         Officer of Disc. The number of shares of Disc common stock shown in the table as beneficially owned by Mr. Sinkin includes the following:
         1,370,698 shares owned directly by Mr. Sinkin and indirectly by his spouse and a limited liability company controlled by him; and Merger
         Warrants to purchase 380,368 shares of Disc common stock owned directly by Mr. Sinkin and indirectly by the same limited liability company. Of the total number of shares reported as beneficially owned, Mr. Sinkin shares investment power with respect to 158,044 shares.

     (2) Stephen Frey is a director and the Senior Vice President of Operations and Secretary of Disc. The number of shares of Disc common stock shown in the table as beneficially owned by Mr. Frey includes 507,387 shares owned directly by Mr. Frey and indirectly by a limited liability company controlled by him; and Merger Warrants to purchase 144,592 shares of Disc common stock owned directly by Mr. Frey and indirectly by the same limited liability company. Of the total number of shares reported as beneficially owned, Mr. Frey shares investment power with respect to 158,044 shares.

     (3) John Rebecchi is a director and the Senior Vice President, West Coast of Disc. The number of shares of Disc common stock shown in the table as beneficially owned by Mr. Rebecchi includes 480,322 shares owned directly by Mr. Rebecchi and indirectly by a limited liability controlled by him; and Merger Warrants to purchase 136,864 shares of
         Disc common stock owned directly by Mr. Rebecchi and indirectly by the same limited liability company. Of the total number of shares reported as beneficially owned, Mr. Rebecchi shares investment power with respect to 158,044 shares.

     (4) Allen & Company Incorporated is a New York corporation ("Allen & Co.").
         The number of shares of Disc common stock shown in the table as beneficially owned by Allen & Co. includes the following: 264,915 shares of Disc common stock and Merger Warrants to purchase an additional 85,912 shares of Disc common stock. Allen Holding Inc., a
         Delaware corporation ("Allen Holding"), is an affiliate of Allen & Co.
         that is deemed to own beneficially all of the shares reported on the table above as owned by Allen & Co. The information regarding ownership of Disc common stock by Allen & Co. and Allen Holding was contained in a Schedule 13G/A dated February 14, 2002 and filed with the Securities and Exchange Commission on February 14, 2002. According to the Schedule
         13G/A, Allen & Co. has sole voting and investment power with respect to all shares reported as beneficially owned.

     (5) Holding Capital Management Corp. is a Connecticut corporation ("Holding
         Capital"). The number of shares of Disc common stock shown in the table as beneficially owned by Holding Capital includes 292,551 shares of
         Disc common stock and Merger Warrants to purchase an aggregate of
         103,092 shares of Disc common stock. The information regarding ownership of Disc common stock by Holding Capital was furnished to Disc by Holding Capital.

     (6) Henry Partners, L.P. ("Henry") and Matthew Partners, L.P. ("Matthew")
         are each Delaware limited partnerships. Investment decisions for each of Henry and Matthew are made through Henry Investment Trust, L.P. and
         David W. Wright, the general partner and investment

                                       75

         manager, respectively, of each of Henry and Matthew. The number of shares of Disc common stock shown in the table as beneficially owned by
         Henry and Matthew in the aggregate includes the following: 268,000 shares of Disc common stock beneficially owned by Henry and 67,000 shares of Disc common stock beneficially owned by Matthew. All of the information regarding ownership of Disc common stock by each of Matthew and Henry was contained in a Schedule 13G dated September 25, 2002 and filed with the Securities and Exchange Commission on October 2, 2002.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as to each class of outstanding equity securities of Disc beneficially owned as of December 6, 2002 by: (i) each director and nominee; (ii) Disc's Chief Executive Officer and the other four most highly compensated executive officers who were officers as of
December 31, 2001 (the "Named Executives"); and (iii) all current directors and executive officers as a group. No executive officer or director of Disc owns securities of any parent or subsidiary of Disc, except as indicated in the footnotes to the table below. Unless otherwise indicated, the address for each of the stockholders listed below is c/o Disc Graphics, Inc., 10 Gilpin Avenue,
Hauppauge, New York 11788. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.

                                                       AMOUNT AND NATURE
                       NAME AND ADDRESS OF             OF BENEFICIAL                PERCENTAGE
TITLE OF CLASS         BENEFICIAL OWNER                OWNERSHIP                    OF CLASS

Common Stock,          Donald Sinkin                             1,751,066 (1)              29.69%
$0.01 par value        Stephen Frey                                651,979 (2)              11.51%
                       John Rebecchi                               617,186 (3)              10.91%
                       Daniel A. Levinson                          264,856 (4)               4.74%
                       Seymour W. Zises                            146,744 (5)               2.65%
                       Mark L. Friedman                            173,420 (6)               3.13%
                       Margaret M. Krumholz                         91,870 (7)               1.64%
                                                                   -------                  -----

                       All directors and executive                3,697,099              57.99%
                       officers as a group

---------------------------------

(1)  See Note (1) under "Security Ownership of Certain Beneficial Owners" table above.

(2)  See Note (2) under "Security Ownership of Certain Beneficial Owners" table above.

(3)  See Note (3) under "Security Ownership of Certain Beneficial Owners" table above. Includes 200,584 shares owned directly by Mr. Levinson and indirectly by a family trust of which he is the trustee; Merger Warrants to purchase 57,272 shares of Disc common stock owned directly by Mr.

(4)  Levinson and indirectly by such trust; and options granted under Disc's
     1995 Incentive Stock Option Plan to purchase 7,000 shares of Disc common stock, of which 6,000 such options were exercisable as of April 26, 2002.

                                       76

(5)  Includes 121,722 shares owned directly by Mr. Zises and indirectly by a limited liability company (5) controlled by him; and options granted under the 1995 Incentive Stock Option Plan to purchase 25,000 shares of Disc common stock, all of which options were exercisable as of April 26, 2002.

(6)  Includes 70,000 shares held by Constellation Partners LLC, of which Mr.
     Friedman is a Managing (6) Partner; 72,420 shares held in a joint account with Mr. Friedman's wife; and options to purchase 31,000 shares, of which options to purchase 30,000 shares were exercisable as of April 26, 2002.

(7)  Includes 16,870 shares owned directly by Ms. Krumholz and indirectly by members of her immediate family; and options to purchase 75,000 shares pursuant to the 1995 Incentive Stock Option Plan, of which options to purchase 50,000 shares were exercisable as of April 26, 2002. Ms. Krumholz has sole voting and investment power with respect to 76,270 shares reported above.

                             INDEPENDENT ACCOUNTANTS

         Disc's financial statements as of and for the year ended December 31,
2001, included in this proxy statement as part of APPENDIX D , have been audited by PricewaterhouseCoopers, LLP, independent accountants, as stated in their report included in Disc's Annual Report on Form 10-K for the year ended December
31, 2001, which is included in this proxy statement as part of APPENDIX D .
Disc's financial statements as of and for each of the years in the two year period ended December 31, 2000, included in this proxy statement as part of
APPENDIX D, have been audited by KPMG LLP, independent accountants, as stated in their report included in Disc's annual report on Form 10-K for the year ended
December 31, 2001.

                          FUTURE STOCKHOLDER PROPOSALS

         We will only hold an annual meeting of stockholders in 2003 if the merger has not already been completed by the time our annual meeting would otherwise be held, which we anticipate would be in the second quarter of 2003. If an annual meeting is held, stockholder proposals intended to be presented at the 2003 annual meeting of stockholders must be received by us at our principal executive offices not later than January 31, 2003 for inclusion in our proxy statement and form of proxy relating to that meeting. Any stockholder who intends to propose any other matter to be acted upon at the 2003 Annual Meeting of Stockholders must inform us no later than February
15, 2003. If notice is not provided by that date, the persons named in the proxy statement for the 2003 annual meeting of stockholders will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2003 annual meeting of stockholders.

                                  OTHER MATTERS

         The Disc board of directors is not aware of any matter not set forth herein that may be raised at the special meeting. If, however, further business is properly raised at the special meeting, the persons named in the proxies will vote the shares represented by the proxies in accordance with their judgment.

                                       77

                  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. In addition, because the merger may be considered to be a "going private" transaction, Disc has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, the exhibits to the Schedule 13E-3 and such reports, proxy statements and other information contain additional information about Disc. Each exhibit to the Schedule 13E-3 will be made available for inspection and copying at Disc's executive offices during regular business hours by any Disc stockholder or a representative of a stockholder as so designated in writing.

     Disc stockholders may read and copy the Schedule 13E-3 and any reports, statements or other information filed by Disc at the Securities and Exchange
Commission's public reference room located at 450 Fifth Street, N.W.,
Washington, D.C. 20549, and at the regional office of the Securities and
Exchange Commission located at 500 West Madison Street, Suite 1400, Chicago,
Illinois 60661. Please call the Securities and Exchange Commission at
1-800-SEC-0330 for further information on the operation of the public reference rooms. Disc's filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission located at:
"http://www.sec.gov."

     This proxy statement is being furnished to stockholders together with a copy of Disc's Annual Report on Form 10-K for the fiscal year ended December 31,
2001, as amended, and its Quarterly Report on Form 10-Q for the fiscal quarter ended
September 30, 2002, as amended, which are attached to this proxy statement as APPENDIX D and APPENDIX E, respectively.

     The Rodman Opinion is attached to this proxy statement as APPENDIX B. The
Rodman Opinion is also available for inspection and copying by Disc's stockholders (or a representative so designated in writing) at our principal offices at 10 Gilpin Avenue, Hauppauge, New York 11788 during regular business hours.

     The Securities and Exchange Commission allows Disc to "incorporate by reference" information into this proxy statement. This means that Disc can disclose important information by referring to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement may update and supersede the information incorporated by reference. Similarly, the information that Disc later files with the Securities and Exchange
Commission may update and supercede the information in this proxy statement.
Disc incorporates by reference each document it files under Section 13(a),
13(c), or 15(d) of the Exchange Act after the date of this proxy statement and before the special meeting. Disc also incorporates by reference into this proxy statement the following documents filed by it with the Securities and Exchange
Commission under the Exchange Act:

     o   Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

     o   Current Report on Form 8-K filed September 12, 2002;

     o   Amendments to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001;

     o   Quarterly Report on Form 10-Q for the fiscal quarter ended September 30,
         2002; and

     o   Amendment to the Quarterly Report on Form 10-Q/A for the quarter ended
September 30, 2002. However, any references in these documents to the Private Securities Litigation
Reform Act of 1995 and "safe harbor" protection for forward-looking statements are specifically not incorporated by reference into this proxy statement.

         The proxy statement does not constitute an offer to sell or to buy, or a solicitation of an offer to sell or to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to

                                       78

whom it is not lawful to make any offer or solicitation in such jurisdiction.
The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Disc since the date of this proxy statement or that the information herein is correct as of any later date.

         Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement (including its appendices).
Disc has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated December
11, 2002. Unless explicitly stated otherwise, the information contained in
Disc's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, included in this proxy statement as APPENDIX D-1, is as of March 5, 2002, the date of filing with the Securities and Exchange Commission of the Form 10-K.
Unless explicitly stated otherwise, the information contained in Disc's Annual
Report on Form 10-K/A for the fiscal year ended December 31, 2001, included in this proxy statement as Appendix D-2, is as of April 30, 2002, the date of filing with the Securities and Exchange Commission of the Form 10-K/A. No
assumption should be made that the information contained in this proxy statement is accurate as of any other date, and the mailing or delivery of this proxy statement will not create any implication to the contrary.

         IN ADDITION, INFORMATION CONTAINED IN APPENDIX D AND APPENDIX F MAY BE
UPDATED AND SUPERCEDED BY INFORMATION CONTAINED ELSEWHERE IN THIS PROXY
STATEMENT. DISC HAS SUPPLIED ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT
RELATING TO DISC, ITS SUBSIDIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS AND
AFFILIATES, AND ACQUISITION CORP. HAS SUPPLIED ALL INFORMATION CONTAINED IN THIS
PROXY STATEMENT RELATING TO ACQUISITION CORP. AND ITS DIRECTORS, OFFICERS AND
AFFILIATES.

         No provisions have been made in connection with the merger to grant stockholders access to Disc corporate files or the corporate files of
Acquisition Corp., or to obtain counsel or appraisal services for stockholders at Disc expense or the expense of Acquisition Corp.

                                       79

APPENDIX A

AGREEMENT AND PLAN

  OF MERGER

  by and between

  DISC GRAPHICS, INC.

  and

  DG ACQUISITION CORP.

  Dated as of September 6, 2002

TABLE OF CONTENTS

i

INDEX OF DEFINED TERMS

Term
Page

Agreement
1

Blue Sky Laws
9

CERCLA
19

Certificate
5

Certificate of Merger
2

Closing
7

Closing Date
7

Closing Agreement
13

Code
1

Commitment
26

Company
1

Company Acquisition Transaction
38

Company Board Approval
20

Company Common Stock
1

Company Continuing Employees
36

Company Disclosure Schedule
7

Company Employee Benefit Plans
15

Company Financial Statements
11

Company Material Adverse Effect
7

Company Meeting
33

Company Preferred Stock
8

Company Required Consents
9

Company Required Statutory Approvals
10

Company SEC Reports
10

Company Stock-Based Award
4

Company Stockholders' Approval
20

Company Superior Offer
38

Company Triggering Event
44

Continuing Employee
35

DGAC
1

DGAC Common Stock
3

DGAC Continuing Employees
36

DGAC Disclosure Schedule
23

DGAC Material Adverse Effect
24

DGAC Required Consents
24

DGAC Required Statutory Approvals
25

DGAC Stockholders' Consent
1

DGCL
1

Disclosure Schedules
35

Dissenting Shares
4

Easements
21

Effective Time
2

Environmental Claim
19

Environmental Laws
19

Environmental Permits
18

ERISA
15

ERISA Affiliate
16

Exchange Act
4

Final Order
41

Governmental Authority
9

Hazardous Materials
20

Indemnified Parties
33

Indemnified Party
33

Intellectual Property
22

IRS
15

joint venture
8

Liens
8

Management Group
1

Merger
1

Merger Consideration
3

New Plans
36

Old Plans
36

Option Consideration
4

Out-of-Pocket Expenses
44

Paying Agent
5

Payment Fund
5

PBGC
16

PCBs
20

Permits
10

Permitted Liens
23

Proxy Statement
12

Recommendations
20

Release
20

Representatives
32

Rodman
23

SEC
4

Section 16
9

Securities Act
9

Special Committee
1

Stock Option
3

Stock Plan
3

subsidiary
7

Surviving Corporation
2

Takeover Laws
21

Takeover Proposal
38

Taxes
12

Tax Returns
12

Tax Ruling
13

Termination Date
43

Termination Fee
45

v

U.S. GAAP
11

Violation
9

AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER, dated as
  of September 6, 2002 (this "Agreement"), by and between DISC GRAPHICS,
  INC., a Delaware corporation (the "Company"), and DG ACQUISITION CORP., a Delaware corporation ("DGAC").

     WHEREAS, the Company and DGAC have determined
  to engage in a business combination transaction on the terms stated herein;

      WHEREAS, the Board of Directors of the Company,
  upon the recommendation of a special committee comprised of independent directors of the Company (the "Special Committee", has approved and deemed it advisable and in the best interests of its stockholders to consummate the transactions contemplated hereby under which the businesses of the Company and DGAC would be combined by means of a merger of DGAC with and into the Company (such transaction being referred to herein as the "Merger"), with the Company being the surviving entity, as a result of which the stockholders of DGAC at the Effective
  Time will own directly all of the outstanding shares of common stock, par value
  $.01 per share, of the Company (the "Company Common Stock");

      WHEREAS, holders of not less than forty-seven
  percent (47%) of the outstanding shares of Company Common Stock (the "Management
  Group") have agreed to contribute, prior to the Effective Time (as defined in Section 1.3), their respective shares of Company Common Stock to DGAC in exchange for shares of DGAC Common Stock (as defined in Section 2.1(a));

     WHEREAS, the sole stockholder of DGAC has approved
  this Agreement and the transactions contemplated hereby (the "DGAC Stockholders'
  Consent"); and

      WHEREAS, for federal income tax purposes, it
  is intended that the Merger shall qualify as a transaction described in Section
  368 of the Internal Revenue Code of 1986, as amended (the "Code");

      NOW THEREFORE, in consideration of mutual agreements
  contained herein and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

  THE MERGER

     Section 1.1   The Merger.
  Upon the terms and subject to the conditions of this Agreement, at the Effective
  Time (as defined in Section 1.3), DGAC shall be merged with and into the Company in accordance with the Delaware General Corporation Law (the "DGCL").
  The Company shall be the surviving corporation in the Merger and shall continue its corporate existence under the laws of the State of Delaware under the name of Disc Graphics, Inc. The effects and the consequences of the Merger shall be as set forth in Section 1.2. Throughout this Agreement, the term "DGAC"
  shall refer to DGAC immediately prior to the Merger and the term "Surviving
  Corporation" shall refer to Company in its capacity as the surviving corporation in the Merger.

     Section 1.2   Effects of the
  Merger.    At the Effective Time (as defined in Section
  1.3), (i) the articles of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving
  Corporation until thereafter amended as provided by law and such articles of incorporation, and (ii) the by-laws of the Company, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended as provided by law, the articles of incorporation of the Surviving Corporation and such by-laws. Subject to the foregoing, the Merger shall have the additional effects set forth in the DGCL, including but not limited to, Section 259 of the DGCL.

     Section 1.3   Effective Time
  of the Merger.    Subject to the provisions of this Agreement,
  on the Closing Date (as defined in Section 3.1), certificate of merger complying with Section 251 of the DGCL (the "Certificate of Merger"), with respect to the Merger, shall be delivered to the Secretary of State of the State of Delaware for filing. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, or at such later date and time as may be set forth in the Certificate of Merger (the "Effective Time").

     Section 1.4   Directors.
  The directors of DGAC immediately prior to the Effective Time shall be the directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the articles of incorporation and by-laws of the Surviving
  Corporation, or as otherwise provided by the DGCL.

     Section 1.5   Officers.
  The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, and shall hold the same positions with the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the articles of organization and by-laws of the Surviving
  Corporation, or as otherwise provided by the DGCL.

     Section 1.6   Subsequent Actions.
  If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of, and assume the liabilities of, either of the Company or DGAC acquired or to be acquired by the Surviving
  Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or DGAC, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in, and the assumption of the liabilities of, the Surviving Corporation or otherwise to carry out this Agreement.

ARTICLE II

  TREATMENT OF SHARES

     Section 2.1   Effect of Merger
  on Capital Stock.    At the Effective Time, by virtue of
  the Merger and without any action on the part of any holder thereof:

     (a)   Shares of DGAC Common
  Stock.    Each share of common stock, par value $.01 per
  share, of DGAC ("DGAC Common Stock") that is issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation.

     (b)   Cancellation of Certain
  Company Common Stock.    Each share of Company Common Stock
  that is owned by the Company as treasury stock and all shares of Company Common
  Stock owned by the Management Group and/or DGAC shall be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

     (c)   Conversion of Company
  Common Stock.    Each share of Company Common Stock (or any
  fraction thereof) issued and outstanding immediately prior to the Effective
  Time (except shares to be cancelled pursuant to Section 2.1(b) and any
  Dissenting Shares (as defined in Section 2.1(e)), shall be converted into the right to receive One Dollar and Eighty-Two Cents ($1.82) in cash (the
  "Merger Consideration") payable, without interest, to the holder of such shares, upon surrender, in the manner provided by Section 2.2. Upon such conversion, each holder of any shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger
  Consideration in consideration therefor upon the surrender of such certificate or otherwise upon compliance with Section 2.2.

     (d)   Stock Options; Equity-Based
  Awards.

              (i)
  (A)    The Company will take all necessary actions to cause each
  option to purchase shares of Company Common Stock and each warrant to purchase shares of Company Common Stock (each, a "Stock Option") granted under any stock option plan, program, agreement or arrangement of the Company or any of its subsidiaries (collectively, the "Stock Plans") which is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, to be cancelled as of the Effective Time and to be converted, at the Effective
  Time, into the right to receive in cash from the Company an amount equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock of such Stock Option and (y)
  the number of shares of Company Common Stock subject to such Stock Option. In the event the exercise price of any Stock Option is equal to or greater than the Merger Consideration, such Stock Option shall be canceled without any payment required thereunder.

  (B)    The Company will take all necessary actions to cause each
  right of any kind, whether vested or unvested, contingent or accrued, to acquire or receive shares of Company Common Stock or to receive benefits measured by the value of a number of shares of Company Common Stock, that may be held, awarded, outstanding, credited, payable or reserved for issuance under the Stock Plans
  (including, without limitation, restricted stock, restricted stock units, performance awards and deferred stock units), except for Stock Options converted in accordance with Section 2.1(d)(i)(A) above (each, a "Company
  Stock-Based Award") outstanding immediately prior to the Effective Time to fully vest and become immediately distributable and payable, and each Company
  Stock-Based Award shall be cancelled as of the Effective Time and converted as of the Effective Time into the right to receive in cash from the Company an amount equal to the product of (x) the Merger Consideration (less any applicable exercise price not to be less than zero) and (y) the number of shares of Company
  Common Stock subject to such Company Stock-Based Award.

  (C)    Any cash payments required to be made pursuant to this
  Section 2.1((d)(i) (the "Option Consideration") will be made (subject to applicable withholding and payroll taxes) at the Effective Time.

              (ii)
     No additional Stock Options or other equity-based awards or other rights to acquire Company Common Stock will be granted pursuant to the
  Stock Plans or otherwise after the date of this Agreement.

              (iii)   The
  Board of Directors, or applicable committee thereof, of the Company will grant all approvals and take all other actions required pursuant to Rules 16b-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Securities Exchange Commission (the "SEC") thereunder, the "Exchange Act"), to cause the disposition in the Merger of Company
  Common Stock and Stock Options to be exempt from the provisions of Section 16(b)
  of the Exchange Act.

              (iv)
  Notwithstanding anything to the contrary contained in Section 2.1(d)(i)(A), any Stock Options granted to members of the Management Group with an exercise price less than or equal to the Merger Consideration shall, at the Effective
  Time, be converted into options or warrants, as the case may be, to acquire common stock of the Surviving Corporation in accordance with their terms and conditions (as in effect as of the date of this Agreement) under which it was issued and the terms and conditions of the Stock Option agreement by which it is evidenced.

      (e)   Dissenters' Rights.
  To the extent applicable, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted its shares in favor of the Merger and who is entitled to demand and who properly demands appraisal for such shares of Company Common Stock in accordance with the DGCL
  (the "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses his or her right to appraisal. If after the Effective Time such holder fails to perfect or withdraws or loses his or her right to appraisal, each such share of Company Common Stock shall be treated as if it had been converted as of the Effective Time into the right to receive the Merger Consideration without any interest thereon. The Company shall give DGAC prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock, and DGAC shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of DGAC, make any payment with respect to, or settle or offer to settle, any such demands. Any amounts paid to a holder pursuant to a right of appraisal will be paid by the Surviving Corporation in accordance with the DGCL.

      Section 2.2   Payment.

      (a)   Surrender of Certificates.
  From and after the Effective Time, each holder of a certificate that immediately prior to the Effective Time represented outstanding shares of Company Common
  Stock (a "Certificate") will be entitled to receive in exchange therefor, upon surrender thereof to a bank or trust company (the "Paying Agent")
  to be designated by DGAC prior to the mailing of the Proxy Statement (as defined in Section 4.8) with approval of the Company, which approval shall not be unreasonably withheld, the Merger Consideration into which the shares of
  Company Common Stock evidenced by such Certificate were converted pursuant to the Merger. No interest will be payable on the Merger Consideration to be paid to any holder of a Certificate irrespective of the time at which such Certificate is surrendered for exchange.

      (b)   Paying Agent; Certificate
  Surrender Procedures.

             (i)
  At the Effective Time, DGAC will deposit, or cause to be deposited, with the
  Paying Agent, an amount in cash sufficient to provide all funds necessary for the Paying Agent to make payment of the Merger Consideration pursuant to Section
  2.1(c) (the "Payment Fund"). Pending payment of such funds to the holders of certificates for shares of Company Common Stock, such funds will be held and may be invested by the Paying Agent as DGAC directs (so long as such directions do not impair the rights of holders of Company Common Stock) in the direct obligations of the United States, obligations for which the full faith and credit of the
  United States is pledged to provide for the payment of principal and interest.
  Any net profit resulting from, or interest or income produced by, such investments will be payable to the Surviving Corporation or DGAC, as DGAC directs. DGAC will promptly replace any monies lost through any investment made pursuant to this Section 2.2.

             (ii)
  As soon as reasonably practicable after the Effective Time, DGAC will instruct the Paying Agent to mail to each record holder of a Certificate entitled to receive the Merger Consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such Certificates will pass, only upon delivery of the Certificate to the Paying Agent and will be in such form and have such other provisions as DGAC will reasonably specify)
  and (ii) instructions for use in effecting the surrender of Certificates for the Merger Consideration. Commencing immediately after the Effective Time, upon the surrender to the Paying Agent of such Certificate or Certificates, together with a duly executed and completed letter of transmittal and all other documents and other materials required by the Paying Agent to be delivered in connection therewith, the holder will be entitled to receive the Merger Consideration into which the Certificate or Certificates so surrendered have been converted in accordance with the provisions of Section 2.1(c) and such Certificate or Certificates shall then be canceled.

     (c)   Transfer Books.
  The stock transfer books of the Company will be closed at the Effective Time and no transfer of any shares of Company Common Stock will thereafter be recorded on any of the stock transfer books. In the event of a transfer of ownership of any Company Common Stock prior to the Effective Time that is not registered in the stock transfer records of the Company at the Effective Time, the Merger
  Consideration into which such

Company Common Stock has been converted in the Merger will be paid to the transferee in accordance with the provisions of Section 2.2(b)(ii) only if the Certificate is surrendered as provided in Section 2.2(b) and accompanied by all documents required to evidence and effect such transfer and by evidence of payment of any applicable stock transfer taxes.

     (d)   Termination of Payment
  Fund.    Any portion of the Payment Fund which remains undistributed one hundred eighty (180) days after the Effective Time will be delivered to
  DGAC upon demand, and each holder of Company Common Stock who has not theretofore surrendered Certificates in accordance with the provisions of this Article
  II will thereafter look only to the Surviving Corporation and only as general creditors thereof for satisfaction of such holder's claims for the Merger Consideration.

     (e)   Lost Certificates.
  If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration pursuant to Section
  2.1(c).

     (f)   No Rights as Stockholder.
  From and after the Effective Time, the holders of Certificates will cease to have any rights as a stockholder of the Surviving Corporation except as otherwise provided in this Agreement or by applicable law, and the Surviving Corporation will be entitled to treat each Certificate that has not yet been surrendered for exchange solely as evidence of the right to receive the Merger Consideration into which the shares of Company Common Stock evidenced by such Certificate have been converted pursuant to the Merger; provided, however, that each holder of a Certificate that has become entitled to any declared and unpaid dividend will continue to be entitled to such dividend following the Effective Time, and the Surviving Corporation will pay such dividend to such holder in the amount and on the date specified therefor by the Board of Directors of the Company at the time of declaration thereof.

     (g)   Withholding.
  DGAC will be entitled to deduct and withhold from the Merger Consideration otherwise payable to any former holder of Company Common Stock all amounts relating to federal and state income and payroll taxes required by law to be deducted or withheld therefrom.

     (h)   Escheat.
  Neither DGAC nor the Company will be liable to any former holder of Company
  Common Stock for any portion of the Merger Consideration delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.
  In the event any Certificate has not been surrendered for the Merger Consideration prior to the sixth anniversary of the Closing Date, or prior to such earlier date as of which such Certificate or the Merger Consideration payable upon the surrender thereof would otherwise escheat to or become the property of any governmental entity, then the Merger Consideration otherwise payable upon the surrender of such Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all rights, interests and adverse claims of any person.

ARTICLE III

  THE CLOSING

     Section 3.1   Closing.
  The closing (the "Closing") of the Merger shall take place at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 (or at
  such place as may be mutually agreed upon by the parties hereto) at 10:00 A.M.,
  New York City time, on the second business day immediately following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived (other than conditions that by their nature are required to be performed on the Closing Date, but subject to satisfaction or waiver of such conditions), or at such other time and date as the Company and DGAC shall mutually agree
  (the "Closing Date").

ARTICLE IV

  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the corresponding sections
  or subsections of the Company Disclosure Schedule, dated as of the date hereof, delivered by the Company to DGAC (the "Company Disclosure Schedule"),
  the Company represents and warrants to DGAC as follows:

     Section 4.1   Organization
  and Qualification.    The Company and each of its subsidiaries
  (as defined below) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of existence, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse effect on the business, properties, condition
  (financial or otherwise), prospects (other than effects that are the result of general economic changes or industry-specific risks) or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of this Agreement (any such material adverse effect being hereafter referred to as a "Company Material Adverse Effect"). Notwithstanding anything to the contrary above, "Company Material Adverse Effect" shall include changes or developments in the Company's industry that are caused by a material worsening or escalation of current conditions caused by acts of terrorism or war (whether or not declared) occurring after the date of this Agreement which materially impair the Company's ability to conduct its operations. As used in this Agreement, the term "subsidiary" of a person shall mean any corporation or other entity (including partnerships and other business associations) of which a majority of the outstanding capital stock or other voting securities having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity shall at the time be held, directly or indirectly, by such person. True, accurate and complete copies of the articles of incorporation, as amended, and by-laws of the Company, as in effect on the date hereof, have been delivered to DGAC.

     Section 4.2   Subsidiaries.
  Section 4.2 of the Company Disclosure Schedule sets forth a description, as of the date hereof, of all material subsidiaries and joint ventures of the Company, including the name of each such entity, the state or jurisdiction of its incorporation or organization, the Company's interest therein and a brief description of the principal line or lines of business conducted by each such entity. All of the issued and outstanding shares of capital stock of, or other equity interests in, each subsidiary of the Company are validly issued, fully paid, nonassessable and free of preemptive rights, and are owned, directly or indirectly, by the
  Company free and clear of any pledges, liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever (collectively,
  "Liens"). There are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating the
  Company or any of any of its subsidiaries to grant, extend or enter into any such agreement or commitment, except for any of the foregoing that could not reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, the term "joint venture" of a person shall mean any corporation or other entity (including partnerships and other business associations) that is not a subsidiary of such person, in which such person or one or more of its subsidiaries owns an equity interest, other than equity interests held for passive investment purposes which are less than ten percent (10%) of any class of the outstanding voting securities or equity of any such entity.

     Section 4.3   Capitalization.
  The authorized capital stock of the Company consists of 20,000,000 shares of
  Company Common Stock and 5,000 shares of preferred stock, par value $.01 per share (the "Company Preferred Stock"). As of the date hereof, there were issued and outstanding 5,518,242 shares of Company Common Stock and no shares of Company Preferred Stock. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid, nonassessable and free of preemptive rights. There are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company, or obligating the Company or any of its subsidiaries to grant, extend or enter into any such agreement or commitment.

     Section 4.4   Authority; Non-Contravention;
  Statutory Approvals; Compliance.

     (a)   Authority.
  The Company has all requisite corporate power and authority to enter into this
  Agreement and, subject to obtaining the Company Stockholders' Approval (as defined in Section 4.13) and the Company Required Statutory Approvals (as defined in Section 4.4(c)), to consummate the transactions contemplated hereby.
  The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company subject to obtaining the Company
  Stockholders' Approval with respect to the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other signatories hereto, constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the

 enforcement of creditors' rights generally and by general equitable principles
  (whether such enforceability is considered in a proceeding in equity or at law).
  Prior to the Effective Time, the Board of Directors of the Company, or an appropriate committee of non-employee directors thereof, will have adopted a resolution consistent with the interpretive guidance of the SEC so that the acquisition by any officer or director of Company who may become a covered person of the
  Company for purposes of Section 16 of the Exchange Act ("Section 16")
  of shares of Company Common Stock or options to acquire Company Common Stock pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of Section 16.

     (b)   Non-Contravention.
  The execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in a right of termination, cancellation, or acceleration of any obligation under, result in the creation of any Lien, charge, "put" or "call" right or other encumbrance on, or the loss of, any of the properties or assets, including Intellectual Property (as defined in Section 4.18), of the Company or any of its subsidiaries (any such violation, conflict, breach, default, right of termination, cancellation or acceleration, loss or creation, a "Violation" with respect to the Company
  (such term when used in Article V having a correlative meaning with respect to DGAC)) or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures pursuant to any provisions of (i) the articles of incorporation or by-laws of the Company or any of its subsidiaries, (ii) subject to obtaining the Company Required Statutory Approvals (as defined below) and the receipt of the Company Stockholders' Approval (as defined in Section 4.13), any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority (as defined in Section
  4.4(c)) applicable to the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures, or any of their respective properties or assets, or (iii) subject to obtaining the third-party consents or other approvals set forth in Section 4.4(b) of the Company Disclosure Schedule
  (the "Company Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations as would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect.

     (c)   Statutory Approvals.
  No declaration, filing or registration with, or notice to or authorization, consent or approval of, any federal, state, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or regulatory body (including a stock exchange or other self-regulatory body)
  or any other authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for those required under or in relation to (A) state securities or "blue sky" laws (the "Blue
  Sky Laws"), (B) the Securities Act of 1933, as amended (the "Securities
  Act"), (C) the Exchange Act, (D) the DGCL with respect to the filing of the Certificate of Merger, (E) the rules and regulations of the NASDAQ SmallCap
  Market, and (F) such consents, approvals, order, authorizations,

registrations, declarations and filings the failure to obtain, make or give which would reasonably be expected to have, in the aggregate, a Company Material
  Adverse Effect (the "Company Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such Company Required
  Statutory Approvals shall mean making such declarations, filings or registrations;
  giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

     (d)   Compliance.
  Except as specifically disclosed in the Company SEC Reports (as defined in Section
  4.5) filed prior to the date hereof, neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures is in violation of, or under investigation with respect thereto, or, to the knowledge of any officer or director of the Company, has been given notice of any purported violation of, any law, statute, order, rule, regulation or judgment
  (including, without limitation, any applicable Environmental Law, as defined in Section 4.11) of any Governmental Authority except for violations that, in the aggregate, are not reasonably expected to have a Company Material
  Adverse Effect. Except as disclosed in the Company SEC Reports filed prior to the date hereof, the Company and its subsidiaries and, to the knowledge of the
  Company, its joint ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their respective businesses as currently conducted in all respects (collectively,
  "Permits"), except those which the failure to obtain would, in the aggregate, not reasonably be expected to have a Company Material Adverse Effect. To the knowledge of any officer or director of the Company, the Company and each of its subsidiaries and, to the knowledge of the Company, each of its joint ventures are not in breach or violation of or in default in the performance or observance of any term or provision of, and, to the knowledge of any officer or director of the Company, no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) its articles of incorporation or by-laws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject, except for breaches, violations or defaults that, in the aggregate, are not reasonably expected to have a Company Material Adverse Effect.

     (e)    There is no "non-competition"
  or other similar consensual contract or agreement that restricts the ability of the Company or any of its subsidiaries to conduct business in any geographic area or that would reasonably be likely to restrict DGAC or any of its affiliates to conduct business in any geographic area.

     Section 4.5   Reports and Financial
  Statements.    The filings required to be made by the Company
  or any of its subsidiaries since December 31, 1999 under the Exchange Act and applicable state laws and regulations have been filed with the SEC and the Secretary of State of the State of Delaware, as the case may be, and all such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statutes and the rules and regulations thereunder.
  The Company has made available to DGAC a true and complete copy of each form, report, schedule, registration statement, registration exemption, if applicable, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company or any of its subsidiaries with the SEC since December 31, 1999 (as such documents have since the time of their filing been amended, the "Company SEC Reports"). As of their respective dates, the Company SEC Reports, at the time

filed (i) complied as to form in all material respects with the requirements of the Exchange Act, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited consolidated financial statements and unaudited interim financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports (collectively, the "Company Financial Statements")
  complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments)
  the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended.
  Each subsidiary of the Company is treated as a consolidated subsidiary of the
  Company in the Company Financial Statements for all periods covered thereby.

     Section 4.6   Absence of Certain
  Changes or Events.    Except as disclosed in the Company
  SEC Reports filed prior to the date hereof, since December 31, 2001, the Company and each of its subsidiaries have conducted their business only in the ordinary course of business consistent with past practice, and except as otherwise expressly permitted by this Agreement, there has not been (i) any change that has had or that could reasonably be expected to have a Company Material Adverse Effect,
  (ii) any declaration setting aside any payment of any dividend or other distribution
  (whether in cash, stock or property) with respect to any of the Company's outstanding capital stock (other than regular quarterly cash dividends in accordance with the Company's present dividend policy), (iii) any split, combination or reclassification of any of its outstanding capital stock or any issuance or the authorization of any other securities in respect of, in lieu of or in substitution for, shares of its outstanding capital stock, (iv) any entry by the Company or any of its subsidiaries into any employment, severance, change-of-control, termination or similar agreement with any officer, director or other employee, or any increase in the compensation or severance or termination benefits payable to any director, officer or other employee of the Company or any of its subsidiaries (except in the ordinary course of business consistent with past practice, or as was required under employment agreements in effect as of December 31, 2001), or
  (v) any change in the method of accounting or policy used by the Company or any of its subsidiaries and not disclosed in the financial statements included in the Company SEC Reports.

     Section 4.7.   Litigation.
  Except as disclosed in the Company SEC Reports filed prior to the date hereof and to the knowledge of any officer or director of the Company, (i) there are no claims, suits, actions or proceedings, pending or, to the knowledge of the
  Company, threatened, nor are there any investigations or reviews pending or threatened against, relating to or affecting the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures, (ii) there have not been any material developments since December 31, 2001 with respect to any such disclosed claims, suits, actions, proceedings, investigations or reviews, and (iii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to the Company or any of its subsidiaries, except for any of the foregoing under clauses (i), (ii) and (iii)

that individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect.

     Section 4.8   Proxy Statement.
  None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the proxy statement in definitive form, relating to the meeting of the stockholders of the Company to be held in connection with the Merger (the "Proxy Statement") will, at the date such Proxy Statement is mailed to such stockholders, and, as the same may be amended or supplemented, at the times of such meetings, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by DGAC for inclusion or incorporation by reference therein. The Proxy Statement and any other documents
  (including, but not limited to, a Form 13e-3) to be filed by the Company with the SEC or any other Governmental Authority in connection with the Merger and other transactions contemplated hereby will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

     Section 4.9   Tax Matters.
  "Taxes," as used in this Agreement, means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes. "Tax Return,"
  as used in this Agreement, means a report, return or other written information required to be supplied to a governmental entity with respect to Taxes.

     (a)   Filing of Timely Tax
  Returns.    The Company and each of its subsidiaries have
  duly filed (or there has been filed on its behalf) within the time prescribed by law (taking into account any extension of time within which to file) all material Tax Returns required to be filed by each of them under applicable law.
  All such Tax Returns were and are in all material respects complete and, to the knowledge of the Company, correct.

     (b)   Payment of Taxes.
  The Company and each of its subsidiaries have, within the time and in the manner prescribed by law, paid all material Taxes shown due on any Tax Returns that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

     (c)   Tax Reserves.
  The Company and each of its subsidiaries have established on their books and records adequate reserves for all Taxes and for any liability for deferred income taxes in accordance with U.S. GAAP.

     (d)   Extensions of Time for
  Filing Tax Returns.    Neither the Company nor any of its
  subsidiaries have requested any extension of time within which to file any material
  Tax Return, which Tax Return has not since been filed.

      (e)   Waivers of Statute of
  Limitations.    Neither the Company nor any of its subsidiaries
  has in effect any extension, outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any material Taxes or material Tax Returns.

      (f)   Expiration of Statute
  of Limitations.    The Tax Returns of the Company and each
  of its subsidiaries either have been examined and settled with the appropriate
  Tax authority or closed by virtue of the expiration of the applicable statute of limitations for all years through and including 1995.

     (g)   Audit, Administrative
  and Court Proceedings.    No material audits or other administrative
  proceedings are presently pending or, to the knowledge of any officer or director of the Company, threatened with regard to any Taxes or Tax Returns of the Company or any of its subsidiaries (other than those being contested in good faith and for which adequate reserves have been established) and no issues have been raised in writing by any taxing authority in connection with any Tax or Tax Return.

     (h)   Tax Liens.
  There are no material Tax liens upon any asset of the Company or any of its subsidiaries except liens for Taxes not yet due and payable and Tax liens for
  Taxes contested in good faith.

     (i)   Tax Rulings.
  Neither the Company nor any of its subsidiaries has received a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below) with any taxing authority that would have a continuing Company Material Adverse Effect after the Closing Date. "Tax Ruling," as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement,"
  as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

     (j)   Availability of Tax Returns.
  The Company has provided or made available to DGAC complete copies of (i) all
  Tax Returns, and any amendments thereto, filed by the Company or any of its subsidiaries covering all years ending on or after December 31, 1995, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by the Company or any of its subsidiaries covering all years ending on or after December 31, 1995 and (iii) all powers of attorney currently in force granted by the Company or any of its subsidiaries concerning any material Tax matter.

     (k)   Tax Sharing Agreements.
  Neither the Company nor any of its subsidiaries is a party to any agreement relating to allocating or sharing of Taxes.

     (l)   Liability for Others.
  Neither the Company nor any of its subsidiaries has any liability for any material
  Taxes of any person other than the Company and its subsidiaries (i) under Treasury
  Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

     (m)   Code Sections 368(a).   The
  Company has no knowledge of any fact, nor has the Company taken any action that would, or would reasonably be likely to adversely affect the qualification of the Merger as a reorganization described in Section 368(a) of the Code.

     (n)   Code Section 355(e).
  Neither the Company nor any of its subsidiaries has constituted a "distributing corporation" in a distribution of stock qualifying for tax-free treatment under
  Section 355 of the Code (i) in the past 24-month period or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions"
  (within the meaning of Section 355(e) of the Code) in conjunction with this transaction.

     (o)   Code Section 897.
  Neither the Company nor any of its subsidiaries is or has been a United States real property holding company (as defined in Section 897(c)(2) of the Code)
  during the applicable period specified in Section 897(c)(1)(ii) of the Code.

     (p)   Intercompany Transactions.
  Neither the Company nor any of its subsidiaries has engaged in any intercompany transactions within the meaning of Treasury Regulations Section 1.1502-13 (or any predecessor provision) for which any income or gain will remain unrecognized as of the close of the last taxable year prior to the Closing.

     (q)   Excess Loss Accounts.
  The Company has no excess loss account within the meaning of Treasury Regulation
  Section 1.1502-19 with respect to any of its subsidiaries.

     (r)   Code Section 338 Elections.
  No election under Section 338 of the Code (or any predecessor provisions) has been made by or with respect to the Company or any of its subsidiaries or any of their respective assets or properties.

     (s)   Code Section 481 Adjustments.
  To the knowledge of any director or officer of the Company, neither the Company nor any of its subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Company or any of its subsidiaries and the Company has no knowledge that the Internal Revenue Service has proposed any such adjustment or change in accounting method.

     (t)   Code Section 6662.
  To the knowledge of any director or officer of the Company, all transactions that could give rise to an understatement of federal income tax within the meaning of Section 6662 of the Code have been adequately disclosed (or, with respect to Tax Returns of the Company or any of its subsidiaries filed following the
  Closing will be adequately disclosed) on the Tax Returns of the Company or any of its subsidiaries in accordance with Section 6662(d)(2)(B) of the Code.

     (u)   NOLs and Credits.
  The Company does not have any net operating loss carryovers available to offset future income or any unused credits with respect to Taxes.

     (v)   Filing Jurisdictions.
  No jurisdiction in which the Company or any of its subsidiaries does not file a Tax Return has made a claim that the Company or any of its subsidiaries is responsible to file a Tax Return in such jurisdiction.

     (w)   Section 341(f).
  Neither the Company nor any of its subsidiaries has filed a consent to the application of Section 341(f) of the Code.

     (x)    Section 168(h).
  To the knowledge of any director or officer of the Company, no property of the
  Company or any of its subsidiaries is "tax-exempt use property" within the meaning of Section 168(h) of the Code or property that the Company or any of its subsidiaries will be required to treat as being owned by another person pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, in effect immediately prior to the enactment of the Tax Reform Act of 1986.

     Section 4.10   Employee Matters;
  ERISA.

     (a)    Each "employee benefit
  plan" (as defined in Section 3(3) of the Employee Retirement Income Security
  Act of 1974, as amended ("ERISA")), bonus, deferred compensation, severance, change of control, share option or other plan, policy, arrangement or agreement relating to employment, compensation or fringe benefits for employees, former employees, officers, trustees or directors of the Company or any of its subsidiaries effective as of the date hereof or providing benefits as of the date hereof to current employees, former employees, officers, trustees or directors of the
  Company or pursuant to which the Company or any of its subsidiaries has or could reasonably be expected to have any liability (collectively, the "Company
  Employee Benefit Plans") is listed in Section 4.10(a) of the Company Disclosure
  Schedule, is in material compliance with applicable law, including without limitation
  ERISA and the Code, and has been administered and operated in all material respects in accordance with its terms and all applicable statutes, orders or governmental rules or regulations currently in effect, including but not limited to, ERISA and the Code. Each Company Employee Benefit Plan which is intended to be qualified within the meaning of Sections 401(a) and 501(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the "IRS")
  as to such qualification and, to the knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of, or have any adverse effect on, any such determination.

     (b)    Complete and correct copies
  of the following documents have been made available to DGAC as of the date of this Agreement: (i) all Company Employee Benefit Plans and any related trust agreements or insurance contracts, all plan amendments, service provider contracts, investment management and investment advisory agreements, (ii) the most current summary descriptions and summaries of material modifications and all other employee communications relating to each Company Employee Benefit Plan subject to ERISA,
  (iii) the three most recent Form 5500s and Schedules thereto for each Company
  Employee Benefit Plan subject to such reporting, (iv) the most recent determination of the IRS and the most recent application for determination filed with the
  IRS with respect to the qualified status of each Company Employee Benefit Plan that is intended to qualify under Sections 401(a) and 501(a) of the Code, (v)
  the most recent accountings with respect to each Company Employee Benefit Plan funded through a trust, (vi) the most recent actuarial report of the qualified actuary of each Company Employee Benefit Plan with respect to which actuarial valuations are conducted (vii) all closing agreements under the Employee Plans
  Closing Agreement Program issued by the IRS and compliance statements under the Voluntary Compliance Resolution program issued by the IRS, and (viii) in the case of stock options or stock appreciation rights issued under any Company
  Employee Benefit Plans, a list of holders, date of grant, number of shares, exercise price per share and dates exercisable.

     (c)    Each Company Employee Benefit
  Plan subject to the requirements of Section 601 of ERISA has been operated in material compliance with their respective terms. The

Company has not contributed to a nonconforming group health plan (as defined in Code Section 5000(c)) and no person under common control with the Company within the meaning of Section 414 of the Code ("ERISA Affiliate") has incurred a tax liability under Code Section 5000(a) that is or could reasonably be expected to be a material liability of the Company.

     (d)    Each Company Employee Benefit
  Plan covers only employees who are employed by the Company or a subsidiary (or former employees or beneficiaries with respect to service with the Company or a subsidiary).

     (e)    Neither the Company, any
  subsidiary, any ERISA Affiliate nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section
  4001 of ERISA has, within the five-year period preceding the date of this Agreement, at any time contributed to or had an obligation to contribute to any "multiemployer plan," as that term is defined in Section 4001 of ERISA. Neither the Company, any subsidiary , any ERISA Affiliate nor any other corporation or organization controlled by or under common control with any of the foregoing within the meaning of Section 4001 of ERISA has, at any time during the last five-year period preceding the date hereof, withdrawn from any multiemployer plan or multiple employer plan or incurred any withdrawal liability that has not been satisfied in full.

     (f)    No event has occurred,
  and, to the knowledge of any director or officer of the Company, there exists no condition or set of circumstances in connection with any Company Employee
  Benefit Plan, under which the Company or any subsidiary, directly or indirectly
  (through any indemnification agreement or otherwise), could be subject to any liability under Section 409 of ERISA, Section 502(i) of ERISA, Title IV of ERISA
  or Section 4975 of the Code except for instances of non-compliance which, individually or in the aggregate, could not reasonably be expected to have a Company Material
  Adverse Effect.

     (g)    No proceeding by the Pension
  Benefit Guaranty Corporation (the "PBGC") to terminate any Company Employee
  Benefit Plans pursuant to Title IV of ERISA has been instituted or threatened, there is no pending or threatened legal action or investigation against or involving any Company Employee Benefit Plans and there is no reasonable basis for any such legal action, proceeding or investigation. No amendment has been adopted which would require the Company, any subsidiary or ERISA Affiliate to provide security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code.

     (h)    Neither the Company nor
  any ERISA Affiliate has incurred any liability to the PBGC under Section 302(c)(ii),
  4062, 4063, 4064 or 4069 of ERISA, or otherwise that has not been satisfied in full and, to the knowledge of any director or officer of the Company, no event or condition exists or has existed which could reasonably be expected to result in any such material liability. As of the date of this Agreement, no "reportable event" within the meaning of Section 4043 of ERISA has occurred with respect to any Company Employee Benefit Plan that is a defined benefit plan under Section 3(35) of ERISA.

     (i) No employer securities, employer real property
  or other employer property is included in the assets of any Company Employee
  Benefit Plan.

     (j)    All required contributions
  for all periods ending on or prior to the Effective Time (excluding any amounts not yet due) have been made in full. Subject only to normal retrospective adjustments in the ordinary course, all insurance premiums, including, but not limited to, premiums to the PBGC have been paid in full with respect to each applicable
  Company Employee Benefit Plan for all periods ending on or prior to the Effective
  Time. As of the Effective Time, none of the Company Employee Benefit Plans has underfunded benefit liabilities as defined in Section 4001 of ERISA. Neither the Company nor any ERISA Affiliate has an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, or any liability under Section 4971 of the Code. No waivers of the minimum funding requirements of Section 412 of the Code or Section 302 of ERISA have been requested or obtained by the Company or any ERISA Affiliate.

     (k)    To the knowledge of any
  director or officer of the Company, no amounts payable under any Company Employee
  Benefit Plan or other agreement, contract, or arrangement will fail to be deductible for federal income tax purposes by virtue of Section 280G or Section 162(m)
  of the Code.

     (l)    There are no actions, suits
  or claims pending or, to the knowledge of the Company, threatened with respect to any Company Employee Benefit Plan.

     (m)    Participants' rights in
  all terminated Company Employee Benefit Plans qualified under the Code have been fully satisfied.

     (n)    No action, suit, grievance,
  arbitration or other manner of litigation or claim with respect to the assets of any Company Employee Benefit Plan (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) is pending, to the knowledge of any director or officer of the Company, threatened or imminent against or with respect to any Company Employee Benefit Plan, the Company, any ERISA Affiliate or any
  fiduciary as such term is defined in Section 3(21) of ERISA, including but not limited to, any action, suit, grievance, arbitration or other manner of litigation or claim regarding conduct that allegedly interferes with the attainment of rights under the Company Employee Benefit Plans and none of the stockholders, owners, the Company or any fiduciary has knowledge of any facts which could reasonably be expected to give rise to any such actions, suits, grievances, arbitration or other manner of litigation or claims with respect to any Company
  Employee Benefit Plan. To the best of its knowledge, the Company, its directors, officers, employees, or any fiduciary do not have any liability for the failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such plans.

     (o)    The Company and its subsidiaries
  are parties to the collective bargaining agreements described in Section 4.10(o)
  of the Company Disclosure Schedule. No labor organization or group of employees of the Company or any of its subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the knowledge of the Company, threatened to be brought or filed, with the National
  Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts or other labor disputes pending or, to the

knowledge of the Company, threatened against or involving the Company or any of its subsidiaries. There are no grievances pending or, to the knowledge of the Company, threatened, which could reasonably be expected to have a Company
  Material Adverse Effect. Each of the Company and its subsidiaries is in material compliance with all applicable laws and collective bargaining agreements respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health. There are no arbitration proceedings arising out of or under any collective bargaining agreement pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries, and there are no administrative charges or court complaints against the Company or any of its subsidiaries concerning alleged employment discrimination or other employment related matters pending or, to the knowledge of the Company, threatened before the U.S. Equal Employment Opportunity Commission or any other Governmental
  Authority. Neither the Company nor any of its subsidiaries are in violation of the Federal Worker Adjustment and Retraining Notification Act of 1988.

     Section 4.11   Environmental
  Protection.    Except as set forth in the Company SEC Reports
  filed prior to the date hereof:

     (a)   Compliance.
  To the knowledge of any director or officer of the Company, the Company and each of its subsidiaries are in material compliance with all applicable Environmental
  Laws (as defined in Section 4.11(h)(ii)) except where the failure to be in such compliance would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any written communication from any Governmental Authority that alleges that the Company or any of its subsidiaries is not in compliance with applicable Environmental Laws.

     (b)   Environmental Permits.
  To the knowledge of any director or officer of the Company, the Company and each of its subsidiaries have obtained or have applied for all environmental, health and safety permits, approvals, registrations and governmental authorizations
  (collectively, the "Environmental Permits") necessary for the construction of their respective facilities or the conduct of their respective operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and the Company and its subsidiaries are in compliance with all terms and conditions of the Environmental Permits, except where the failure to obtain or to be in such compliance would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     (c)   Environmental Claims;
  Judgments.    There is no Environmental Claim (as defined
  in Section 4.11(h)(i)) pending (i) against the Company or any of its subsidiaries, or (ii) against any real or personal property or operations that the Company or any of its subsidiaries owns, leases or manages, in whole or in part that, if adversely determined, would reasonably be expected to have, in the aggregate, a Company Material Adverse Effect. Neither the Company nor
  any of its subsidiaries (i) has entered into or agreed to any consent decree or order, or (ii) is subject to any judgment, decree or judicial order, in each case, relating to compliance with any Environmental Law or to investigation or cleanup of Hazardous Materials under any Environmental Law.

     (d)   CERCLA.
  Neither the Company nor any of its subsidiaries has received any written request for information, or been notified (or otherwise has knowledge) that the Company or any of its subsidiaries is a potentially responsible party, under the Federal
  Comprehensive Environmental Response, Compensation and Liability Act, as amended
  ("CERCLA"), or any similar state law.

     (e)   Releases.
  To the knowledge of any director or officer of the Company, except for Releases of Hazardous Materials the liability for which would not reasonably be expected to have, in the aggregate, a Company Material Adverse Effect, there have been no Releases (as defined in Section 4.11(h)(iv)) of any Hazardous Material (as
  defined in Section 4.11(h)(iii)) that would be reasonably likely to form the basis of any Environmental Claim against the Company or any of its subsidiaries.

     (f)   Predecessors.
  The Company has no knowledge of any Environmental Claim pending or threatened, or of any Release of Hazardous Materials that would be reasonably likely to form the basis of any Environmental Claim, in each case against any person or entity (including, without limitation, any predecessor of the Company or any of its subsidiaries) whose liability the Company or any of its subsidiaries has or may have retained or assumed either contractually or by operation of law, except for Releases of Hazardous Materials the liability for which would not reasonably be expected to have, in the aggregate, a Company Material Adverse
  Effect.

     (g)   Disclosure.
  The Company has disclosed in writing to DGAC all material facts, and has made available to DGAC all material documents, reports, studies, audits, assessments and communications which the Company reasonably believes after due inquiry could form the basis of a material Environmental Claim.

     (h)   As used in this Agreement:

             (i)   "Environmental
  Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential responsibility for or liability for enforcement costs, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural-resources damages, property damages, personal injuries, fines or penalties) arising out of, based on or resulting from (A) the presence, or Release or threatened Release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures; or (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous
  Materials.

             (ii)   "Environmental
  Laws" means all federal, state, local laws, rules, ordinances and regulations, relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of natural resources or human health as it relates to the environment including, without limitation, laws and regulations relating to Releases or threatened
  Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous
  Materials.

             (iii)   "Hazardous
  Materials" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, coal tar residue, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls ("PCBs") in regulated concentrations; and (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances", "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "hazardous constituents" or words of similar import, under any Environmental Law; and (C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which the Company or any of its subsidiaries or, to the knowledge of the Company, any of its joint ventures operates or has stored, treated or disposed of Hazardous Materials.

             (iv)   "Release"
  means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

     Section 4.12   Board Approval.
  The Board of Directors of the Company, upon the recommendation of the Special
  Committee, by resolutions duly adopted by unanimous vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way (the "Company Board Approval"), has duly (i) determined that this Agreement and the Merger are fair to and in the best interests of the Company and its stockholders and declared the Merger to be advisable, (ii) approved this Agreement and the Merger and (iii) resolved to recommend that the Company's stockholders adopt this Agreement (collectively, the "Recommendations")
  and direct that such matter be submitted for consideration by the Company's stockholders at the Company Stockholders' Meeting. The Company Board Approval
  constitutes approval of this Agreement and the Merger for purposes of Section
  203 of the DGCL. To the knowledge of the Company, except for Section 203 of the DGCL (which has been rendered inapplicable), no state takeover statute is applicable to this Agreement or the Merger or the other transactions contemplated hereby or thereby.

     Section 4.13   Vote Required.
  A majority of the votes represented by the outstanding shares of Company Common
  Stock in favor of the Merger and the other transactions contemplated hereby
  (the "Company Stockholders' Approval") is the only vote of the holders of any class or series of the capital stock of the Company or any of its subsidiaries required to approve this Agreement, the Merger and the other transactions contemplated hereby.

     Section 4.14   Insurance.
  Section 4.14 of the Company Disclosure Schedule sets forth a description as of the date hereof, of all insurance policies currently maintained by the Company.
  The Company and each of its subsidiaries and, to the knowledge of the Company,

each of its joint ventures is, and has been continuously since December 31,
  2000, insured in such amounts and against such risks and losses as are customary for companies conducting the respective businesses conducted by the Company and its subsidiaries and joint ventures during such time period. Neither the
  Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of the Company's joint ventures has received any written notice of cancellation or termination with respect to any material insurance policy. All material insurance policies of the Company and its subsidiaries and, to the knowledge of the Company, its joint ventures are valid and enforceable policies in all material respects.

     Section 4.15   Ownership of
  DGAC Common Stock.    Neither the Company nor any of its
  subsidiaries "beneficially owns" (as such term is defined for purposes of Section
  13(d) of the Exchange Act) any shares of the capital stock of DGAC.

     Section 4.16   Easements.
  To the knowledge of any director or officer of the Company, the businesses of the Company and each of its subsidiaries and each of its joint ventures are being operated in a manner which does not violate (in any manner which would, or which would be reasonably likely to, have a Company Material Adverse Effect)
  the terms of any easements, rights of way, permits, servitudes, licenses, leasehold estates and similar rights relating to real property (collectively, "Easements")
  used by the Company and each of its subsidiaries and, to the knowledge of the
  Company, each of its joint ventures in such businesses. To the knowledge of any director or officer of the Company, all Easements are valid and enforceable, except as the enforceability thereof may be affected by bankruptcy, insolvency, or other laws of general applicability affecting the rights of creditors generally or principles of equity, and grant the rights purported to be granted thereby and all rights necessary thereunder for the current operation of such business where the failure of any such Easement to be valid and enforceable or to grant the rights purported to be granted thereby or necessary thereunder would have a Company Material Adverse Effect. To the knowledge of any director or officer of the Company, there are no special gaps in the Easements which would impair the conduct of such business in a manner which would, or which would be reasonably likely to, have a Company Material Adverse Effect.

     Section 4.17   Takeover Provisions.
  The Company has taken all necessary actions that it has determined are necessary so that this Agreement and the transactions contemplated hereby are exempt from
  (i) the requirements of any "moratorium," "control share," "fair price" or other anti-takeover laws and regulations (collectively, "Takeover Laws") of the State of Delaware, and (ii) the anti-takeover provisions contained in the articles of incorporation of the Company.

     Section 4.18   Intellectual
  Property.    Section 4.18 of the Company Disclosure Schedule
  sets forth all Intellectual Property which are individually or in the aggregate material to the conduct of the business of the Company and its subsidiaries, taken as a whole, as currently conducted. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse
  Effect: (i) the Company and each of its subsidiaries owns, or is licensed to use (in each case, free and clear of any Liens), all Intellectual Property used in or necessary for the conduct of its business as currently conducted; (ii)
  to the knowledge of the Company, the use of any Intellectual Property by the
  Company and its subsidiaries does not infringe on or otherwise violate the rights of any person; (iii) the use of the Intellectual Property

by the Company is in accordance with the applicable licenses pursuant to which the Company or any subsidiary acquired the right to use any Intellectual Property;
  and (iv) to the knowledge of the Company, no person is challenging, infringing on or otherwise violating any right of the Company or any of its subsidiaries with respect to any Intellectual Property owned by and/or licensed to the Company or its subsidiaries. As of the date of this Agreement, except as would not be reasonably expected, individually or in the aggregate, to have a Company Material
  Adverse Effect, neither the Company nor any of its subsidiaries has knowledge of any pending claim, order or proceeding with respect to any Intellectual Property used by the Company or its subsidiaries and to its knowledge no Intellectual
  Property owned and/or licensed by the Company or its subsidiaries is being used or enforced in a manner that would reasonably be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property. For purposes of this Agreement, "Intellectual Property" shall mean trademarks, service marks, brand names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including, without limitation, division, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; any similar intellectual property or proprietary rights.

     Section 4.19   Certain Contracts.
  As of the date hereof and except as disclosed in the Company SEC Reports filed prior to the date hereof, neither the Company nor any of its subsidiaries is a party to or bound by any "material contracts" (as such term is defined in
  Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or any of its subsidiaries. All contracts described in Section 4.19 of the
  Company Disclosure Schedule are valid and in full force and effect except to the extent they have previously been terminated or otherwise expired in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Company Material
  Adverse. Neither the Company nor any of its subsidiaries has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of, any contract described in Section 4.19 of the Company Disclosure Schedule, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to result in a Company Material
  Adverse Effect.

     Section 4.20   Property and
  Assets.    Except as disclosed in the Company SEC Reports,
  the Company and its subsidiaries have good and marketable title to, or have valid leasehold interests in or valid rights under contract to use, all property and assets used in the conduct of the Company and its subsidiaries, free and clear of all Liens other than (i) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (ii) Liens for Taxes not delinquent or being contested in good faith, (iii) deposits or pledges for goods or services made in the ordinary course of business, (iv) customary Liens in favor of mechanics, materialmen and landlords which arise by operation of law and which are incurred in the ordinary course of business and (v) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property or asset subject to such Lien or the use of such property or asset in the conduct of the business of the Company and its subsidiaries, as the case may be (collectively, "Permitted
  Liens"). To the best knowledge of the Company, the facilities, structures, and equipment of the Company and its subsidiaries are structurally sound with no known defects and are in good operating condition and repair and are adequate for the uses to which they are being put; and none of such facilities, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs.

     Section 4.21   Fairness Opinion.
  The Special Committee of the Company's Board of Directors has received the opinion of Rodman & Renshaw, Inc. ("Rodman"), financial advisor to the Special
  Committee, as of the date of this Agreement, to the effect that the Merger Consideration to be received by the non-affiliate stockholders of the Company in the Merger is fair to such stockholders, from a financial point of view. The Company will furnish a complete copy of said opinion to DGAC.

     Section 4.22   Agreements Not
  to Compete.    The Company has delivered to DGAC true, complete
  and accurate copies of all contracts in full force and effect as of the date hereof between the Company and its subsidiaries and its respective directors, officers, employees, agents (including sales agents), dealers or distributors which prevent or restrict any such person from competing with the Company and its subsidiaries in any manner.

     Section 4.23   Financial Advisor.
  Other than Rodman, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its subsidiaries. The Company has furnished to DGAC accurate and complete copies of all agreements under which any such fees, commissions or other amounts have been paid or may become payable and all indemnification and other agreements related to any such engagement.

ARTICLE V

  REPRESENTATIONS AND WARRANTIES OF DGAC

     Except as set forth in the corresponding sections
  or subsections of DGAC Disclosure Schedule, dated as of the date hereof, delivered by DGAC to the Company (the "DGAC Disclosure Schedule"), DGAC represents and warrants to the Company as follows:

     Section 5.1   Organization
  and Qualification.    DGAC is a corporation organized, validly
  existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, reasonably be expected to have a material adverse

effect on the business, properties, condition (financial or otherwise), prospects
  (other than effects that are the result of general economic changes or industry-specific risks) or results of operations of DGAC and its subsidiaries taken as a whole or on the consummation of this Agreement (any such material adverse effect being hereafter referred to as a "DGAC Material Adverse Effect"). True, accurate and complete copies of the articles of incorporation, as amended, and by-laws of
  DGAC as in effect on the date hereof, have been made available to the Company.

     Section 5.2   Subsidiaries.
  As of the date hereof, DGAC does not have any subsidiaries or joint ventures.

     Section 5.3   Authority; Non-Contravention;
  Statutory Approvals; Compliance.

     (a)   Authority.
  DGAC has all requisite corporate power and authority to enter into this Agreement and, as of the Effective Time, shall have obtained all DGAC Required Statutory
  Approvals (as defined in Section 5.3(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by DGAC and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of DGAC subject to obtaining DGAC
  Stockholders' Approval with respect to approval of the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by DGAC and, assuming the due authorization, execution and delivery by the other signatories hereto, constitutes a legal, valid and binding obligation of DGAC enforceable against DGAC in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether such enforceability is considered in a proceeding in equity or at law). Prior to the Effective Time, the Board of Directors
  of DGAC, or an appropriate committee of non-employee directors thereof, will have adopted a resolution consistent with the interpretive guidance of the SEC so that the acquisition by any officer or director of DGAC who may become a covered person of DGAC for purposes of Section 16 of shares of DGAC Common Stock or options to acquire DGAC Common Stock pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of Section 16.

     (b)   Non-Contravention.
  The execution and delivery of this Agreement by DGAC does not, and the consummation of the transactions contemplated hereby will not result in a Violation by DGAC pursuant to any provisions of (i) the articles of incorporation or by-laws of
  DGAC, (ii) subject to obtaining the DGAC Required Statutory Approvals (as defined below), any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority) applicable to DGAC, or any of its properties or assets, or (iii) subject to obtaining the third-party consents or other approvals set forth in Section 5.3(b) of the DGAC
  Disclosure Schedule (the "DGAC Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which DGAC is a party or by which DGAC or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations as would not reasonably be expected to have, in the aggregate, a DGAC Material
  Adverse Effect.

     (c)   Statutory Approvals.
  No declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for those required under or in relation to (A) Blue Sky Laws, (B) the Securities Act, (C) the Exchange Act,
  (D) the DGCL with respect to the filing of the Certificate of Merger, and (E)
  such consents, approvals, order, authorizations, registrations, declarations and filings the failure to obtain, make or give which would reasonably be expected to have, in the aggregate, a DGAC Material Adverse Effect (the "DGAC Required
  Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such DGAC Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notice; obtaining such consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law.

     (d)   Compliance.
  DGAC is not in violation of, or under investigation with respect thereto, or has been given notice of any purported violation of, any law, statute, order, rule, regulation or judgment (including, without limitation, any applicable
  Environmental Law) of any Governmental Authority except for violations that, in the aggregate, are not reasonably expected to have a DGAC Material Adverse
  Effect. DGAC has all Permits necessary to conduct its business as currently conducted in all respects, except those which the failure to obtain would, in the aggregate, not reasonably be expected to have a DGAC Material Adverse Effect.
  DGAC is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) its articles of incorporation or by-laws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject, except for breaches, violations or defaults that, in the aggregate, are not reasonably expected to have a DGAC Material
  Adverse Effect.

     (e)   There is no "non-competition"
  or other similar consensual contract or agreement that restricts the ability of DGAC to conduct business in any geographic area or that would reasonably be likely to restrict DGAC or any of its affiliates to conduct business in any geographic area.

     Section 5.4   Capitalization.

     (a)     The authorized capital
  stock of DGAC consists of 6,000,000 shares of DGAC Common Stock. As of the date hereof, there were issued and outstanding one share of DGAC Common Stock. All of the issued and outstanding shares of capital stock of DGAC are validly issued, fully paid, nonassessable and free of preemptive rights. There are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating DGAC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of DGAC, or obligating DGAC to grant, extend or enter into any such agreement or commitment.

     (b)    At the Effective Time,
  DGAC shall have issued shares of DGAC Common Stock to members of the Management
  Group in exchange for the Management Group's shares of Company Common Stock.

     Section 5.5   Adequate Cash
  Resources.    DGAC has adequate resources to provide the
  aggregate Merger Consideration and the Option Consideration in cash in the amount and at the time required by Section 2.1 and Section 2.2 and DGAC has delivered to the Company a complete copy of a commitment letter pursuant to which DGAC will have sufficient funds in order to consummate the transactions contemplated hereby (the "Commitment"). DGAC has caused two (2) parties to severally guarantee the payment, up to an aggregate of Two Hundred Thousand
  Dollars ($200,000), of any amounts that may become payable pursuant to Section
  9.3(b)(iii). As of the date hereof, the Commitment has not been withdrawn and is in full force and effect.

     Section 5.6   Ownership of
  Company Common Stock.    Other than the shares of Company
  Common Stock owned by DGAC and/or the Management Group, neither the Management
  Group nor DGAC "beneficially owns" (as such term is defined for purposes of
  Section 13(d) of the Exchange Act) any shares of the capital stock of the Company.

     Section 5.7   Financial Advisor.
  No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of DGAC. DGAC has furnished to the Company accurate and complete copies of all agreements under which any such fees, commissions or other amounts have been paid or may become payable and all indemnification and other agreements related to any such engagement.

     Section 5.8   Proxy Statement.
  None of the information supplied or to be supplied by or on behalf of DGAC for inclusion or incorporation by reference in the Proxy Statement will, at the date such Proxy Statement is mailed to such stockholders, and, as the same may be amended or supplemented, at the times of such meetings, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made by DGAC with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by the Company for inclusion or incorporation by reference therein. The Proxy Statement and any other documents
  (including, but not limited to, a Form 13e-3) to be filed by DGAC with the SEC or any other Governmental Authority in connection with the Merger and other transactions contemplated hereby will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

     Section 5.9    DGAC Stockholders'
  Consent.    DGAC has obtained the DGAC Stockholders' Consent.

ARTICLE VI

  CONDUCT OF BUSINESS PENDING THE MERGER

     Section 6.1   Covenants of
  the Company.    At all times from and after the date hereof
  until the Effective Time, the Company covenants and agrees as to itself and its subsidiaries (except as expressly contemplated or permitted by this Agreement or as set forth in Section 6.1 of the Company Disclosure Schedule, or to the
  extent that DGAC shall otherwise previously consent in writing):

     (a)   Ordinary Course of Business.
  The Company shall, and shall cause its subsidiaries to, carry on their respective businesses in the ordinary course and in substantially the same manner as heretofore conducted. Without limiting the generality of the foregoing, each party hereto shall, and shall cause its subsidiaries to, use all commercially reasonable efforts to (i) preserve intact their present business organizations and goodwill and preserve the goodwill and relationships with customers, suppliers and others having significant business dealings with them, (ii) subject to prudent management of workforce needs and ongoing programs currently in force, keep available the services of their present officers and employees as a group (provided that voluntary terminations of employment by officers or employees shall not be deemed a violation of this subsection), (iii) maintain and keep material properties and assets in as good repair and condition as at present, subject to ordinary wear and tear, and maintain supplies and inventories in quantities consistent with past practice, and (iv) comply in all material respects with all laws and orders of all Governmental Authorities applicable to them.

     (b)   Dividends; Changes in
  Stock.    The Company shall not, nor shall it permit any
  of its subsidiaries to: (i) declare or pay any dividends on, or make other distributions in respect of, any capital stock other than dividends by a direct or indirect subsidiary to the Company, (ii) split, combine or reclassify any capital stock or the capital stock of any subsidiary or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock or the capital stock of any subsidiary, or (iii)
  redeem, repurchase or otherwise acquire any shares of capital stock or the capital stock of any subsidiary other than redemptions, repurchases and other acquisitions of shares of capital stock in connection with the administration of employee benefit and dividend reinvestment plans as in effect on the date hereof in the ordinary course of the operation of such plans consistent with past practice.

     (c)   Issuance of Securities.
  The Company shall not, nor shall it permit any of its subsidiaries to, issue, agree to issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of their capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities, other than (i) pursuant to outstanding stock options granted under any employee benefit plans, or (ii)
  in the case of subsidiaries, for issuances of capital stock to the Company or any of its subsidiaries.

     (d)   Charter Documents; Other
  Actions.    Except to the extent required to comply with
  its obligations hereunder or with applicable law, the Company shall, nor shall the Company permit any of its subsidiaries to, amend its articles of incorporation, by-laws, or similar organic documents or to take or fail to take any other action, which in any such case would reasonably be expected to prevent or materially impede or interfere with the Merger (except to the extent permitted by Article
  IX).

     (e)   Acquisitions.
  The Company shall not, nor shall it permit any of its subsidiaries to, acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or business organization or division thereof, or otherwise acquire or agree to acquire any material amount of assets other than in the ordinary course of business.

     (f)   Capital Expenditures.
  Except as (i) required by law, (ii) reasonably deemed necessary by the Company following a catastrophic event, or (iii) incurred in the course of ordinary business, the Company shall not, nor shall it permit any of its subsidiaries to, make capital expenditures.

     (g)   No Dispositions.
  The Company shall not, nor shall it permit any of its subsidiaries to, sell, lease, or otherwise dispose of, any of its respective assets, other than encumbrances or dispositions in the ordinary course of business consistent with past practice.

     (h)   Compensation, Benefits.
  Except as may be required by applicable law or collective bargaining agreements, the Company shall not, nor shall it permit any of its subsidiaries to, (i) enter into, adopt or amend or increase the amount or accelerate the payment or vesting of any benefit or amount payable under any employee benefit plan, or otherwise increase the compensation or benefits of any director, officer or other employee of such party or any of its subsidiaries, except for normal increases in compensation and benefits in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to such party and its subsidiary taken as a whole, or (ii)
  enter into or amend any employment, severance or special pay arrangement with respect to the termination of employment or other similar contract, agreement or arrangement with any director or officer; provided that the foregoing shall not preclude the implementation of incentive pay arrangements in the ordinary course of business consistent with past practice. Prior to the Closing Date, the Company shall (a) take all necessary actions and make all necessary amendments to its stock-based employee benefit plans so that all such plans will be in a form that allows the plans to function after the Effective Time, and (b) take all necessary actions in a manner satisfactory to DGAC, so that after the Closing
  Date, none of the capital stock or securities of the Company, or its subsidiaries will be required to be held in, or distributed pursuant to, any of the Company's employee benefit plans.

     (i)   Labor Matters.
  Notwithstanding any other provision in this Agreement to the contrary, the Company and its subsidiaries may negotiate successor collective bargaining agreements to those referred to in Section 4.10(o), and may negotiate other collective bargaining agreements or arrangements as required by law or for the purpose of implementing the agreements referred to in Section 4.10(o). The Company will keep DGAC informed as to the status of, and will consult with the other party as to the strategy for, all negotiations with collective bargaining representatives.
  The Company and its subsidiaries shall act prudently and reasonably and consistent with their obligation under applicable law in such negotiations.

     (j)   Tax-Free Qualification.
  The Company shall use its reasonable best efforts not to, and shall use its reasonable best efforts not to permit any of its respective subsidiaries to, take any action (including any action otherwise permitted by this Article VI)
  that would prevent or impede the Merger from qualifying as a reorganization under Section 368 of the Code.

     (k)   Accounting.
  The Company shall not, nor shall it permit any of its subsidiaries to, make any changes in their accounting methods, except as required by law, rule, regulation or U.S. GAAP.

     (l)   Cooperation; Notification.
  The Company shall, and shall cause its subsidiaries to, (i) confer on a regular and frequent basis with one or more representatives of DGAC to discuss, subject to applicable law, material operational and business matters, (ii) promptly notify DGAC of any significant changes in its business, properties, assets, condition (financial or other), results of operations or prospects, (iii) advise
  DGAC of any change or event which has had or could reasonably be expected to result in a Company Material Adverse Effect or, and (iv) promptly provide DGAC with copies of all filings made by it or any of its subsidiaries with any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby;
  provided that the Company shall not be required to make any disclosure to the extent such disclosure would constitute a violation of any applicable law or regulation.

     (m)   Third Party Consents.
  The Company shall, and shall cause its subsidiaries to, use its reasonable best efforts to obtain all the Company Required Consents. The Company shall promptly notify DGAC of any failure or prospective failure to obtain any such consents and, if requested by DGAC shall provide copies of all the Company Required Consents obtained by the Company to DGAC.

     (n)   No Breach, Etc.
  The Company shall not, nor shall it permit any of its subsidiaries to, willfully take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date.

     (o)   Discharge of Liabilities.
  The Company shall not pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice (which includes the payment of final and unappealable judgments) or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company
  SEC Reports or incurred in the ordinary course of business consistent with past practice or as disclosed in Section 6.1(p) of the Company Disclosure Schedule.

     (p)   Contracts.
  The Company shall not, except in the ordinary course of business consistent with past practice, enter into, modify, amend, terminate, renew or fail to use reasonable business efforts to renew any material contract or agreement to which the Company or any of its subsidiaries is a party or waive, release or assign any material rights or claims.

     (q)   Insurance.
  The Company shall, and shall cause its subsidiaries to, maintain with financially responsible insurance companies, insurance in such amounts and against such risks and losses as are at least equal to what is currently maintained by the
  Company.

     (r)   Permits.
  The Company shall, and shall cause its subsidiaries to, use reasonable efforts to maintain in effect all existing governmental permits (including Environmental
  Permits) pursuant to which the Company or any of its subsidiaries operate except for those permits the expiration or termination of which would not reasonably be expected to have a Company Material Adverse Effect.

     (s)   Takeover Laws.
  The Company shall not take any action that would cause the transactions contemplated by this Agreement to be subject to requirements imposed by any Takeover Law, and the Company shall take all necessary steps within its control to exempt
  (or ensure the continued exemption of) the transactions contemplated by this
  Agreement from any applicable Takeover Law.

     (t)   No Rights Triggered.
  The Company shall use its reasonable best efforts to ensure that the entering into of this Agreement and the consummation of the transactions contemplated hereby do not and will not result, directly or indirectly, in the grant of any rights to any person under any material agreement to which it or any of its subsidiaries is a party.

     (u)   Taxes.
  The Company shall not, and shall cause its subsidiaries not to, (i) make or rescind any express or deemed material election relating to Taxes, (ii) settle or compromise any material claim, audit, dispute, controversy, examination, investigation or other proceeding relating to Taxes, (iii) materially change any of its methods of reporting income or deductions for Federal income Tax purposes, except as may be required by applicable law; or (iv) file any material
  Tax Return other than in a manner consistent with past custom and practice.

     (v)   Satisfaction of Closing
  Conditions.    Except as required by applicable law, the
  Company shall not, and shall not permit any of its subsidiaries to, take any action that would, or would reasonably be expected to, result in (i) any of the conditions to the Merger set forth in Article VIII not being satisfied or
  (ii) a material delay in the satisfaction of such conditions.

     Section 6.2   Covenants of
  DGAC.    At all times from and after the date hereof until
  the Effective Time, DGAC covenants and agrees that (except as expressly contemplated or permitted by this Agreement or to the extent that the Company shall otherwise previously consent in writing):

     (a)   Certain Mergers.
  DGAC shall not, and shall not permit any of its subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation could reasonably be expected to
  (i) impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any

Governmental Authority necessary to consummate the Merger of the expiration or termination of any applicable waiting period, (ii) significantly increase the risk of any Governmental Authority entering an order prohibiting the consummation of the Merger, (iii) significantly increase the risk of not being able to remove any such order on appeal or otherwise or (iv) materially delay the consummation of the Merger.

     (b)   No Breach.
  DGAC shall not, nor shall it permit its subsidiaries to, except as otherwise expressly provided for in this Agreement, willfully take or fail to take any action that would or is reasonably likely to result in (i) a material breach of any of its covenants or agreements contained in this Agreement or (ii) any of its representations and warranties set forth in Article V of this Agreement being untrue in any material respect on and as of the Closing Date.

     (c)   Advice of Changes.
  DGAC shall confer with the Company on a regular basis with respect to any matter having, or which, insofar as can be reasonably foreseen, could reasonably be expected to have, a DGAC Material Adverse Effect or materially impair the ability of DGAC to consummate the Merger and other transactions contemplated hereby;
  provided, that DGAC shall not be required to make any disclosure to the extent such disclosure would constitute a violation of any applicable law or regulation.

     (d)   Fulfillment of Conditions.
  Subject to the terms and conditions of this Agreement, DGAC will take or cause to be taken all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to its obligations contained in this Agreement and to consummate and make effective the Merger and other transactions contemplated by this Agreement, and DGAC will not, nor will it permit its subsidiaries to , take or fail to take any action that could be reasonably expected to result in the nonfulfillment of any such condition.

     (e)   Conduct of Business of
  DGAC.    Prior to the Effective Time, except as may be required
  by applicable law and subject to the other provisions of this Agreement, DGAC shall cause DGAC to (i) perform its obligations under this Agreement in accordance with its terms, and (ii) not engage directly or indirectly in any business or activities of any type or kind and not enter into any agreements or arrangements with any person, or be subject to or bound by any obligation or undertaking, which is inconsistent with this Agreement.

     Section 6.3   Control of Other
  Party's Business.    Nothing contained in this Agreement
  shall give the Company, directly or indirectly, the right to control or direct
  DGAC's operations prior to the Effective Time. Nothing contained in this Agreement shall give DGAC, directly of indirectly, the right to control or direct the
  Company's operations prior to the Effective Time. Prior to the Effective Time, each of the Company and DGAC shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations.

ARTICLE VII

  ADDITIONAL AGREEMENTS

     Section 7.1   Access to Information.
  Upon reasonable notice, each party shall, and shall cause its subsidiaries to, afford to the officers, directors, employees, accountants, counsel, investment banker, financial advisor and other representatives of the other (collectively,
  "Representatives") reasonable access, during normal business hours throughout the period prior to the Effective Time, to all of its properties, operating facilities, books, contracts, commitments and records (including, but not limited to, Tax Returns) to the extent that such party or any of its subsidiaries is not under a legal obligation not to provide access or to the extent that such access would not constitute a waiver of the attorney-client privilege and does not unreasonably interfere with the business and operations of such party; provided that such right of access shall include reasonable environmental assessment with respect to any properties of the Parties or their respective subsidiaries.
  During such period, each party shall, and shall cause its subsidiaries to, furnish promptly to the other (a) access to each reasonably available report, schedule and other document filed or received by it or any of its subsidiaries pursuant to the requirements of federal or state securities laws or filed with the SEC, the Department of Justice, the Federal Trade Commission, any state authority with jurisdiction over public utilities or any other federal or any state regulatory agency or commission, and (b) all information concerning themselves, their subsidiaries, directors, officers and stockholders and such matters as may be reasonably requested by the other party in connection with any filings, applications or approvals required or contemplated by this Agreement. The party requesting copies of any documents from any other party hereto shall be responsible for all out-of-pocket expenses incurred by the party to whom such request is made in complying with such request, including any cost of reproducing and delivering any required information.

     Section 7.2   Proxy Statement.
  As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC the Proxy Statement including the fairness opinion of Rodman referred to in Section 4.21 above. Each of the parties shall furnish all information concerning itself that is required or customary for inclusion in the Proxy Statement. Each of the Company and DGAC shall use its reasonable best efforts to take, or cause to be taken, such actions as may be required to have the Proxy Statement declared effective under the Securities
  Act as promptly as practicable after the date hereof and shall take, or cause to be taken, such action as may be required to be taken under applicable Blue
  Sky Laws in connection with the issuance of securities contemplated hereby.
  No representation, covenant or agreement contained in this Agreement is made by any party hereto with respect to information supplied by any other party hereto for inclusion in the Proxy Statement. The Proxy Statement shall comply as to form in all material respects with the Securities Act and the rules and regulations thereunder. No filing of, or amendment or supplement to, the Proxy
  Statement will be made without the approval of all parties hereto. Each party will advise the other parties, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to DGAC or the Company, or any of their respective affiliates, trustees, directors or officers, is discovered that should be set forth in an amendment or supplement to any of the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any

material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable law, disseminated to the holders of capital stock of the Company.

     Section 7.3   Regulatory Matters.
  Each party hereto shall cooperate and use its reasonable best efforts to promptly prepare and file all necessary documentation (including, but not limited to, a Form 13e-3), to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental
  Authorities and all other persons necessary or advisable to consummate the transactions contemplated by this Agreement, including, without limitation, the DGAC Required
  Statutory Approvals and the Company Required Statutory Approvals. The Company
  shall have the right to review and approve in advance all characterizations of the information relating to the Company, on the one hand, and DGAC shall have the right to review and approve in advance all characterizations of the information relating to DGAC, on the other hand, in either case, which appear in any filing made in connection with the transactions contemplated by this
  Agreement, or the Merger, such approvals not to be unreasonably withheld. DGAC and the Company shall each consult with the other with respect to the obtaining of all such necessary or advisable permits, consents, approvals and authorizations of Governmental Authorities and shall keep each other informed of the status thereof.

     Section 7.14   Stockholder
  Approval.    The Company shall, as promptly as reasonably
  practicable after the date hereof (i) take all steps reasonably necessary to call, give notice of, convene and hold a meeting of its stockholders (the "Company
  Meeting") for the purpose of securing the Company Stockholders' Approval,
  (ii) distribute to its stockholders the Proxy Statement in accordance with applicable federal and state law and with its certificate of incorporation and bylaws,
  (iii) through its Board of Directors recommend to its stockholders that they give the Company Stockholders' Approval (provided that nothing contained in this Section 7.4 shall require the Special Committee or the Board of Directors of the Company to take any action or refrain from taking any action that such
  Special Committee or Board of Directors determines in good faith, based upon the advice of counsel and such other matters as such Board of Directors deems to be relevant, would result in either a violation of any requirement imposed by law or a breach of its fiduciary duties), and (iv) cooperate and consult with DGAC with respect to each of the foregoing matters.

     Section 7.5   Directors' and
  Officers' Indemnification.

     (a)   Indemnification.
  To the extent, if any, not provided by an existing right of indemnification or other agreement or policy including, but not limited to, the existing officers'
  and directors' indemnity agreements, from and after the Effective Time, DGAC and the Surviving Corporation shall, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the
  Effective Time, an officer, director or management employee of the Company and
  DGAC and their respective subsidiaries (each an "Indemnified Party" and, collectively, the "Indemnified Parties") against (i) all losses, expenses
  (including

reasonable attorneys' fees and expenses), claims, damages, costs, liabilities, judgments or (subject to the proviso of the next succeeding sentence) amounts that are paid in settlement of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or management employee of such party or any subsidiary thereof, whether pertaining to any matter existing or occurring at or prior to or after the Effective Time and whether asserted or claimed prior to, at or after the Effective Time and
  (ii) all liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement, or the transactions contemplated hereby. In the event of any such loss, expense, claim, damage, cost, liability, judgment or settlement (whether or not arising before the Effective Time), (A)
  the Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received, and otherwise advance to the Indemnified Parties upon request reimbursement of documented expenses reasonably incurred, (B) the Surviving Corporation shall cooperate in the defense of any such matter and (C) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards under applicable law or as set forth in the Surviving Corporation's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to the Surviving Corporation and the Indemnified Party;
  provided, however, that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed). The Indemnified Parties as a group may retain only one law firm (other than local counsel) with respect to each related matter except to the extent there is, in the sole opinion of counsel to an Indemnified
  Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnified Parties, in which case each Indemnified Party with a conflicting position on a significant issue shall be entitled to separate counsel.

     (b)   Insurance.
  The Surviving Corporation shall (i), for a period of six (6) years after the
  Effective Time, cause to be maintained in effect policies of directors' and officers' liability insurance for the benefit of those persons who are currently covered by such policies of the Company, or any of its subsidiaries, and DGAC in amounts and on terms no less favorable than the amounts and terms of such current insurance coverage, or (ii) provide tail coverage for such persons which provides coverage for a period of six (6) years for acts prior to the Effective
  Time in amounts and on terms no less favorable than the amounts and terms of such current insurance coverage.

     (c)   Successors.
  In the event DGAC or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of DGAC shall assume the obligations set forth in this Section 7.5.

     (d)   Survival of Indemnification.
  To the fullest extent not prohibited by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of DGAC and the Company and their respective subsidiaries with respect to their activities as such prior to or at the Effective Time, as provided

in their respective articles of incorporation or bylaws or indemnification agreements in effect on the date of such activities or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

     (e)   Benefit.
  The provisions of this Section 7.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

     Section 7.6   Disclosure Schedules.
  On or before the date of this Agreement, (a) Company has delivered to DGAC the
  Company Disclosure Schedule accompanied by a certificate signed by the chief financial officer of Company stating that the Company Disclosure Schedule is being delivered pursuant to this Section 7.6(a) and (b) DGAC has delivered to the Company the DGAC Disclosure Schedule accompanied by a certificate signed by the chief financial officer of DGAC stating that the DGAC Disclosure Schedule is being delivered pursuant to this Section 7.6(b). The Company Disclosure
  Schedule and the DGAC Disclosure Schedule are collectively referred to herein as the "Disclosure Schedules." The Disclosure Schedules constitute an integral part of this Agreement and modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer to the Disclosure Schedules. Any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules shall be deemed to have been made on and as of the date of this Agreement.

     Section 7.7   Public Announcements.
  DGAC and the Company shall cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement, or any of the transactions contemplated hereby and, subject to each party's disclosure obligations imposed by law or any applicable national securities exchange, shall not issue any public announcement or statement relating thereto prior to consultation with the other party.

     Section 7.8   Certain Employee
  Agreements.

     (a)   Subject to Section 7.8(d),
  the Surviving Corporation shall honor, without modification, all contracts, agreements, collective bargaining agreements and commitments of the parties that apply to any current or former employees or current or former directors of the parties; provided, however, that this undertaking is not intended to prevent the Surviving Corporation from enforcing such contracts, agreements, collective bargaining agreements and commitments in accordance with their terms, or from enforcing any right to amend, modify, suspend, revoke or terminate any such contract, agreement, collective bargaining agreement or commitment.

     (b)   For all purposes under the
  employee benefit plans providing benefits after the Effective Time to any individuals who are employed by DGAC or the Company or any of their respective subsidiaries, as the case may be, immediately prior to the Effective Time and who continue in the employment of DGAC or any of its subsidiaries after the Effective Time
  (a "Continuing Employee"), such employee shall be credited in accordance with the terms of the

applicable plan with his or her years of service before the Effective Time, to the same extent as such employee was entitled, before the Effective Time, to credit for such service under any similar DGAC Employee Benefit Plan or Company
  Employee Benefit Plan, as applicable, except to the extent such credit would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing: (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all Company Employee Benefit
  Plans or DGAC Employee Benefit Plans, respectively, or any other employee benefit plans sponsored by the Surviving Corporation after the Effective Time (such plans, collectively the "New Plans") to the extent coverage under such plan replaces coverage under a comparable DGAC Employee Benefit Plan or Company
  Employee Benefit Plan, respectively, in which such employee participates immediately before or at any time following the Effective Time (such plans, collectively, the "Old Plans"); and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, the
  Surviving Corporation shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, except to the extent such exclusions and/or requirements were applicable to such employee and/or his or her dependents under the applicable Old Plan and DGAC shall cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee's participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

     (c)   Subject to applicable collective
  bargaining agreements, for a period of two (2) years following the Effective
  Time, any reductions in workforce in respect of employees of the Surviving Corporation shall be made on a fair and equitable basis, in light of the circumstances and the objectives to be achieved, and without regard to whether such employees were employed before the Effective Time by DGAC or the Company or its subsidiaries, and any employees whose employment is terminated or jobs are eliminated by the
  Surviving Corporation during such period shall be entitled to participate on a fair and equitable basis in the job opportunity and employment placement programs offered by the Surviving Corporation. Any workforce reductions carried out following the Effective Time by the Surviving Corporation shall comply with all applicable collective bargaining agreements, laws and regulations, including, without limitation, the Worker Adjustment and Retraining Notification Act and regulations promulgated thereunder and any comparable state or local law. However, no provision contained in this Section 7.8 shall be deemed to constitute an employment contract between the Surviving Corporation and any individual, or a waiver of the Surviving Corporation's right to discharge any employee at any time, with or without cause.

     (d)   For a period of not less
  than one (1) year following the Effective Time, the compensation and employee benefits provided to the individuals who are employed by DGAC immediately before the Effective Time who continue in employment with the Surviving Corporation after the Effective Time (the "DGAC Continuing Employees") and the individuals who are employed by Company and its subsidiaries immediately before the Effective
  Time who continue in employment with the Surviving Corporation after the Effective
  Time (the "Company Continuing Employees") shall be no less favorable, in the aggregate, than the compensation and employee benefits provided to such individuals immediately before the Effective Time.

     Section 7.9   No Solicitations.

     (a)    Subject to the terms of
  Section 7.9(b) below, during the period (x) beginning on the date of this Agreement and (y) continuing until the thirty (30) day anniversary of the date of this
  Agreement, the Company, its subsidiaries, the Special Committee and their respective
  Representatives shall have the right to (i) initiate, solicit and encourage
  (including by way of providing non-public information or assistance, but only pursuant to appropriate confidentiality and standstill agreements prohibiting the purchase of Company Common Stock for a period of six (6) months) inquiries or the making or submission of a Takeover Proposal (as defined below); and (ii)
  enter into and maintain or continue discussions or negotiations with any person or group in furtherance of such inquiries and to obtain or induce any person or group to make or submit a Takeover Proposal. Without limiting the generality of any of the foregoing, the Company acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of the Company or any of its subsidiaries, whether or not such Representative is purporting to act on behalf of the Company or any of its subsidiaries, shall be deemed to constitute a breach of this Section 7.9(a) by the Company.

     (b)    Subject to the limitations
  set forth herein, during the period (x) beginning on the thirty (30) day anniversary of the date of this Agreement and (y) continuing until the Effective Time, the
  Company shall not directly or indirectly, and shall not authorize or permit any of its subsidiaries or any of its Representatives directly or indirectly to, (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Takeover Proposal (as defined below) or take any action that could reasonably be expected to lead to a Takeover Proposal, (ii) furnish any information regarding the Company or any of its subsidiaries to any person in connection with or in response to a Takeover Proposal, (iii) engage in discussions or negotiations with any person with respect to any Takeover Proposal, (iv)
  approve, endorse or recommend any Takeover Proposal or (v) enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Company Acquisition Transaction (as defined below); provided, however, that nothing in this Section 7.9(b) shall prohibit (A) the Company, or the Board of Directors of the Company or the Special Committee, from furnishing information regarding the Company or any of its subsidiaries to, or entering into discussions with, any person in response to a Takeover Proposal that is submitted to the Company by such person (and not withdrawn) if (1) neither the
  Company nor any Representative of the Company or any of its subsidiaries shall have violated any of the restrictions set forth in this Section 7.9,
  (2) a majority of the Board of Directors of the Company or the Special Committee
  concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action, furnish such information or enter into such discussions would be inconsistent with its fiduciary obligations under applicable Company Required Statutory Approvals, (3) a majority of the Board of Directors of the Company or the Special Committee determines in good faith, after consultation with its outside legal counsel, that taking such action would be reasonably likely to lead to the delivery of a Company Superior Offer (as defined below), (4) at least three (3) business days prior to furnishing any such information to, or entering into discussions with, such person, the Company gives DGAC written notice of the identity of such person (to the extent it may do so without breaching its fiduciary duties as

determined in good faith after consultation with its outside counsel, and without violating any of the conditions of such Takeover Proposal) and of the Company's intention to furnish information to, or enter into discussions with, such person, and the Company receives from such person an executed confidentiality agreement containing customary limitations on the use and disclosure of all written and oral nonpublic information furnished to such person or any of such person's
  Representatives by or on behalf of the Company, and (5) not later than the time such information is furnished to such person, the Company furnishes such nonpublic information to DGAC (to the extent such information has not been previously furnished by the Company to DGAC); (B) the Company from complying with Rule
  14d-9 and Rule 14e-2 promulgated under the Exchange Act or making any public announcement, disclosure or filing which, after consultation with outside legal counsel, the Company's Board of Directors or the Special Committee concludes in good faith is required pursuant to applicable Company Required Statutory
  Approvals (including the rules of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association) with regard to a Takeover Proposal; or (C) solely with respect to Takeover Proposals made or submitted pursuant to Section 7.9(a) above, the Company, or the Board of Directors of the Company or the Special Committee maintaining or continuing discussions or negotiations with any person or group that has expressed an interest in making or submitting a Takeover Proposal. Without limiting the generality of any of the foregoing, the Company acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of the Company or any of its subsidiaries, whether or not such Representative is purporting to act on behalf of the Company or any of its subsidiaries, shall be deemed to constitute a breach of this Section 7.9(b) by the Company.
  As used in this Section 7.9, "Takeover Proposal" shall mean any offer, proposal, letter of intent, inquiry or expression or indication of interest
  (other than an offer, proposal, letter of intent, inquiry or expression or indication of interest by DGAC) contemplating or otherwise relating to any Company Acquisition
  Transaction. As used in this Section 7.9, "Company Acquisition Transaction"
  shall mean any transaction or series of related transactions involving: (a)
  any merger, consolidation, share exchange, business combination, issuance of securities, direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which (i) the Company or any of its subsidiaries is a constituent corporation, (ii) a person or "Group" (as defined in the Exchange
  Act and the rules promulgated thereunder) of persons directly or indirectly acquires beneficial or record ownership of securities representing more than
  10% of the outstanding securities of any class of voting securities of the Company or any of its subsidiaries, or (iii) the Company or any of its subsidiaries issues securities representing more than 10% of the outstanding securities of any class of voting securities of the Company or any of its subsidiaries; (b)
  any direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or of assets or rights that constitute or account for 10% or more of the consolidated net revenues, net income or assets of the Company or any of its subsidiaries; or (c) any liquidation or dissolution of the Company or any of its subsidiaries. As used in this Section 7.9,
  "Company Superior Offer" shall mean a bona fide written offer made by a third party for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction with respect to the Company or any of its subsidiaries on terms that the Board of Directors of the Company or the Special Committee determines, in good faith, after consultation with outside legal counsel and Rodman or another nationally recognized independent financial advisor, if accepted, is reasonably likely to be consummated, taking into account all legal,

financial and regulatory aspects of the offer and the person making the offer, and would, if consummated, be more favorable to the Company's stockholders, from a financial point of view, than the Merger; provided, however, that any such offer shall not be deemed to be a "Company Superior Offer"
if (x) any financing required to consummate the transaction contemplated by such offer is not committed or is not, in the good faith judgment of the Company, reasonably capable of being obtained by such third party on a timely basis or (y) DGAC has, within two (2) business days after receipt of written notice from the Company of such bona fide Company Superior Offer, submitted an alternative Takeover
Proposal which the Board of Directors of the Company or the Special Committee
determines, in good faith, after consultation with outside legal counsel and Rodman or another nationally recognized independent financial advisor, if accepted, is more favorable to the Company's stockholders, from a financial point of view, than such proposed Company Superior Offer.

     (c)    The Company shall promptly
  (and in no event later than 24 hours) after receipt of any Takeover Proposal or any request for nonpublic information related to the Company or any of its subsidiaries, advise DGAC orally (and subsequently confirm the same by delivery to DGAC in writing) of any Takeover Proposal or any request for nonpublic information related to the Company or any of its subsidiaries (including, to the extent it may do so without breaching its fiduciary duties as determined in good faith after consultation with its outside counsel, and without violating any of the conditions of such Takeover Proposal, the identity of the person making or submitting such Takeover Proposal, and the terms thereof to the extent then known) that is made or submitted by any person prior to Closing. The Company shall keep
  DGAC fully informed on a prompt basis with respect to the status of any such
  Takeover Proposal, and any modification or proposed modification thereto. The
  Company agrees that the Company shall simultaneously provide to DGAC any nonpublic information concerning the Company provided to any person in connection with any Takeover Proposal which was not previously provided to DGAC.

     (d)    The Company shall immediately
  cease and cause to be terminated any existing discussions with any person (other than DGAC) that relate to any Takeover Proposal, except as may be provided for in Section 7.9(a) or Section 7.9(b).

     (e)    The Company agrees not
  to release any person (other than DGAC) from or waive any provision of any confidentiality,
  "standstill" or similar agreement to which the Company is a party (including the provisions thereof relating to the return or physical delivery of information furnished by the Company to any person) and will use its best efforts to enforce each such agreement at the request of DGAC.

     (f)    Notwithstanding anything
  contained in this Agreement to the contrary (including Section 7.4), the Recommendations of the Board of Directors of the Company or the Special
  Committee may be withheld, withdrawn or modified in a manner adverse to DGAC if: (i) the Board of Directors of the Company or the Special Committee determines in good faith, after consultation with the Company's outside legal counsel, that the failure to withdraw or modify such Recommendations would be inconsistent with its fiduciary obligations under applicable Company Required Statutory Approvals;
  (ii) the Company shall have released DGAC from the provisions of any standstill or similar agreement restricting DGAC from acquiring securities of the Company;
  and (iii) neither the Company nor any of its Representatives shall have violated any of the restrictions set forth in Section 7.9(a) or Section 7.9(b).

     Section 7.10   Tax Reorganization.
  Each party hereto shall use all commercially reasonable efforts to cause the
  Merger to qualify, and shall not take, and shall use all commercially reasonable efforts to prevent any Affiliate of such party from taking, any actions which could prevent the Merger from qualifying as a reorganization under the provisions of Section 368 of the Code.

     Section 7.11   Further Assurances.
  Each of the Company and DGAC shall, and shall cause its subsidiaries (if applicable)
  to, execute such further documents and instruments and take such further actions as may reasonably be requested by the other in order to consummate the Merger and other transactions contemplated by this Agreement and to use its reasonable best efforts to take or cause to be taken all actions, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Merger and the other transactions contemplated hereby (subject to the vote of the Company's stockholders described in Section 4.13), including fully cooperating with the other in obtaining the Company Required Statutory Approvals, the DGAC Required Statutory Approvals
  and all other approvals and authorizations of any Governmental Authorities necessary or advisable to consummate the transactions contemplated hereby.

     Section 7.12   Conveyance Taxes.
  DGAC and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp Taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be paid on or before the
  Effective Time. The Company shall pay any such Taxes which become payable in connection with the transactions contemplated by this Agreement.

     Section 7.13   Fees and Expenses.
  Notwithstanding anything to the contrary set forth in Article IX and provided no Termination Fee or Out-of-Pocket Expenses (each as defined in Section
  9.3) are payable pursuant to Article IX, all financial obligations, fees and other expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby shall be paid at the Closing by the party incurring such financial obligations, fees and other expenses. At or prior to the Closing, the Special Committee shall confirm to their satisfaction that, as to all such expenses deemed to be material by the Special Committee, payment or provision for payment has been made.

     Section 7.14   Indebtedness.
  As of the Closing Date, the Company shall be in compliance with all then-existing debt covenants with respect to any borrowings under its revolving credit facility or otherwise and no default or event of default shall have occurred or be continuing with respect thereto; provided, however, that such compliance shall not have been obtained through waiver.

ARTICLE VIII

  CONDITIONS

     Section 8.1   Conditions to
  Each Party's Obligation to Effect the Merger.    The respective
  obligations of the Company and DGAC to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable law, that such conditions may be waived in writing pursuant to Section 9.5:

     (a)   No Injunction.
  No temporary restraining order or preliminary or permanent injunction or other order by any federal or state court preventing consummation of the Merger shall have been issued and continuing in effect, and the Merger and the other transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

     (b)   Statutory Approvals.
  The DGAC Required Statutory Approvals and the Company Required Statutory Approvals
  shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders (as hereinafter defined), and no Final Order shall impose terms or conditions that would have, or would be reasonably likely to have, a DGAC Material Adverse Effect or a Company Material Adverse Effect. A
  "Final Order" means action (including the approval of transfer, assignment or modification of Environmental Permits) by the relevant regulatory authority that has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, and as to which all conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied.

     (c)    Stockholder Approval.
  The Company Stockholders' Approval shall have been obtained.

     (d)   Dissenting Shares.
  The number of Dissenting Shares shall not constitute more than fifteen percent
  (15%) of the number of issued and outstanding shares of the Company Common Stock immediately prior to the Effective Time.

     Section 8.2   Conditions to
  Obligation of the Company to Effect the Merger.    The obligation
  of the Company to effect the Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by the Company in writing pursuant to Section 9.5:

     (a)   Performance of Obligations
  of DGAC.    DGAC shall have performed in all material respects
  (and in the case of Section 6.2(b), in all respects) its agreements and covenants contained in or contemplated by this Agreement, including but not limited to those set forth in Section 7.13, required to be performed by it at or prior to the Effective Time.

     (b)   Representations and Warranties.
  The representations and warranties of DGAC set forth in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date (except for representations and warranties that expressly speak only as of an earlier date, in which case, such representations
  and

warranties shall be true and correct as of such earlier date), except for such failures of representations and warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which, in the aggregate, would not be reasonably expected to have a DGAC Material Adverse Effect.

     (c)   Closing Certificates.
  The Company shall have received a certificate signed by the President of DGAC, dated the Closing Date, to the effect that, to the best of each such officer's knowledge, the conditions set forth in Section 8.2(a) and Section
  8.2(b) have been satisfied.

     (d)   No DGAC Material Adverse
  Effect.    No DGAC Material Adverse Effect shall have occurred
  and there shall exist no fact or circumstance that would have, or would be reasonably likely to have, a DGAC Material Adverse Effect.

     (e)   DGAC Required Consents.
  The DGAC Required Consents, the failure of which to be obtained would have a
  DGAC Material Adverse Effect, shall have been obtained.

     Section 8.3   Conditions to
  Obligation of DGAC to Effect the Merger.    The obligation
  of DGAC to effect the Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by DGAC in writing pursuant to Section 9.5:

     (a)   Performance of Obligations
  of Company.    The Company shall have performed in all material
  respects (and in the case of Section 6.1(o), in all respects) its agreements and covenants contained in or contemplated by this Agreement, including but not limited to those set forth in Section 7.13, required to be performed by it at or prior to the Effective Time.

     (b)   Representations and Warranties.
  The representations and warranties of the Company set forth in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date (except for representations and warranties that expressly speak only as of an earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date), except for such failures of representations and warranties to be true and correct (without giving effect to any materiality qualification or standard contained in any such representations and warranties) which, in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect.

     (c)   Closing Certificates.
  DGAC shall have received a certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that, to the best of each such officer's knowledge, the conditions set forth in Section 8.3(a) and Section 8.3(b) have been satisfied.

     (d)   No Company Material Adverse
  Effect.    No Company Material Adverse Effect shall have
  occurred and there shall exist no fact or circumstance that would have, or would be reasonably likely to have, a Company Material Adverse Effect.

     (e)   Company Required Consents.
  The Company Required Consents, the failure of which to be obtained would have a Company Material Adverse Effect, shall have been obtained.

ARTICLE IX

  TERMINATION, AMENDMENT AND WAIVER

     Section 9.1   Termination.
  This Agreement may be terminated prior to the Effective Time, whether before or after approval of this Agreement by the Company's stockholders:

     (a)    by mutual written consent
  of DGAC and the Company;

     (b)    by either DGAC or the Company
  if (i) the Merger shall not have been consummated by the date which is 180 days after the date of this Agreement (the "Termination Date") (unless the failure to consummate the Merger is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Termination Date);
  or (ii) this Agreement has not been approved by the requisite vote of the holders of Company Common Stock at the Company Stockholders' Meeting;

     (c)    by either DGAC or the Company
  if a court of competent jurisdiction or other Governmental Authority shall have issued a final and non-appealable Order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

     (d)    by DGAC, at any time prior
  to the Effective Time, if a Company Triggering Event shall have occurred;

     (e)    by DGAC, at any time prior
  to the Effective Time, if (i) any of the Company's material representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the conditions set forth in Section 8.1 and Section 8.3 would not be satisfied, and such inaccuracies shall not have been remedied within ten
  (10) days after receipt by the Company of notice from DGAC specifying the nature of such inaccuracies and requesting that they be remedied, or (ii) any of the
  Company's material covenants contained in this Agreement shall not have been performed such that the conditions set forth in Article VIII would not be satisfied, and such non-performance shall not have been remedied within ten
  (10) days after receipt by the Company of notice from DGAC specifying the nature of such non-performance and requesting that it be remedied;

     (f)    by the Company, at any
  time prior to the Effective Time, if (i) any of the DGAC's material representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the conditions set forth in Section 8.1 and Section 8.2 would not be satisfied, and such inaccuracies shall not have been remedied within ten (10) days after receipt by DGAC of notice from the Company specifying the nature of such inaccuracies and requesting that they be remedied, or (ii)

any of the DGAC's material covenants contained in this Agreement shall not have been performed such that the conditions set forth in Article VIII would not be satisfied, and such non-performance shall not have been remedied within ten (10) days after receipt by DGAC of notice from the Company specifying the nature of such non-performance and requesting that it be remedied; or

     (g)    by the Company, if (i)
  the Board of Directors of the Company or the Special Committee shall have withdrawn its Recommendations in accordance with Section 7.9(f), or (ii) the Company shall have entered into an agreement providing for a Company Acquisition Transaction
  (and neither the Company nor any of its Representatives shall have violated any of the restrictions set forth in Section 7.9).

As used in this Section 9.1, a "Company Triggering Event" shall be deemed to have occurred if there shall have been submitted to the Company a Takeover Proposal and: (i) the Board of Directors of the Company shall have failed to make and include in the Proxy Statement, or shall have withdrawn, or modified in a manner adverse to DGAC, the Recommendations; it being hereby acknowledged and understood that any position taken pursuant to Rule 14e-2(a)(2)
  under the Exchange Act shall be deemed to constitute the withdrawal or modification in a manner adverse to the DGAC, of the Recommendations by the Company's Board
  of Directors; (ii) the Board of Directors of the Company or the Special Committee
  shall have publicly recommended any Takeover Proposal or shall have publicly announced an intention or that it has resolved to do so, or the Company shall have entered into an agreement providing for a Company Acquisition Transaction;
  or (iii) the Company shall have materially breached its obligations under Section
  7.9 of this Agreement.

     Section 9.2   Effect of Termination.
  In the event of termination of this Agreement by either DGAC or the Company pursuant to Section 9.1, there shall be no liability on the part of either
  DGAC or the Company or their respective officers or directors hereunder, except that Section 7.5, Section 9.3 and Section 10.9 shall survive any such termination.

     Section 9.3   Termination Fee;
  Expenses.

     (a)   Expenses.
  Except as set forth in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this
  Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that: (i) DGAC and the Company shall share equally all fees and expenses, other than attorneys' fees, incurred in connection with the filing, printing and mailing of the Proxy Statement and any amendments or supplements thereto and (ii) if this Agreement is terminated and a termination fee is payable under Section 9.3(b)(i), then, at the time specified in the next sentence, the Company shall make a nonrefundable cash payment to DGAC (in addition to any other amount that may be payable pursuant to Section 9.3(b)), in an amount equal to all reasonable actual documented fees and expenses (including all attorneys' fees, accountants' fees (if any), financial advisory fees (if any) and filing fees) that have been paid or that have become due and payable or incurred obligations by or on behalf of DGAC in connection with the preparation and negotiation of this Agreement and otherwise in connection with the Merger; provided, however, that such fees and expenses shall not exceed One Hundred Fifty Thousand Dollars ($150,000)
  in the aggregate ("Out-of-Pocket Expenses"). The nonrefundable payment referred to in clause (ii) of the proviso to the first sentence of this
Section 9.3(a) shall be made by the Company at the time the termination fee is payable under Section 9.3(b)(i). If this Agreement is terminated by DGAC pursuant to Section 9.1(e), the Out-of-Pocket Expenses paid by the Company shall be credited against the amount of damages awarded to DGAC as a result of such termination and any damages awarded to DGAC as a result of such termination shall be credited against any subsequent payment of the Out-of-Pocket
Expenses, to the extent the Company is also obligated hereunder to pay the Out-of-Pocket
Expenses.

     (b)   Termination Fee.

     (i)    If DGAC is not in material
  breach of its obligations under this Agreement and if (x) (A) this Agreement is terminated by DGAC or the Company pursuant to Section 9.1(b) (and, in the event such termination is pursuant to clause (i) of Section 9.1(b), the conditions set forth in Section 8.1(a), Section 8.1(b) and Section
  8.2 were satisfied or waived on or prior to the date of such termination),
  (B) at or prior to the time of such termination a Takeover Proposal shall have been disclosed, announced, commenced, submitted or made and the same shall have been publicly announced, and (C) within twelve (12) months after such termination the Company enters into a definitive agreement providing for, or consummates, a Company Acquisition Transaction with any person other than DGAC or any affiliate of DGAC, (y) this Agreement is terminated by DGAC pursuant to Section 9.1(d), or (z) this Agreement is terminated by the Company pursuant to Section 9.1(g), then, in the case of each of (x), (y) and (z), the Company shall pay to DGAC, in cash at the applicable time specified in the next two sentences, a non-refundable fee in the amount of One Hundred Fifty Thousand Dollars ($150,000) (the "Termination
  Fee") plus all Out-of-Pocket Expenses pursuant to Section 9.3(a), if any). In the case of termination of this Agreement pursuant to Section
  9.1(b), the Termination Fee and Out-of-Pocket Expenses referred to in the previous sentence shall be paid by the Company upon the execution of such definitive agreement. In the case of termination of this Agreement by DGAC pursuant to
  Section 9.1(d), or by the Company pursuant to Section 9.1(g), the Termination Fee and Out-of-Pocket Expenses referred to in the first sentence of this Section 9.3(b)(i) shall be paid by the Company within two (2)
  business days after such termination.

     (ii)    The Company acknowledges
  that the agreements contained in this Section 9.3(b) are an integral part of the transaction contemplated by this Agreement, and that, without these agreements, DGAC would not enter into this Agreement; accordingly, if the Company fails to pay in a timely manner the amounts due pursuant to this Section
  9.3(b) and, in order to obtain such payment, DGAC makes a claim that results in a judgment against the Company for the amounts set forth in this Section
  9.3(b), the Company shall pay to DGAC its costs and expenses (including attorneys' fee and expenses) in connection with such suit, together with interest per annum on the amounts set forth in this Section 9.3(b) at the prime rate of Citibank, N.A. in effect from time to time from the date such payment was required to be paid to the date it is paid. Payment of the fees and expenses described in this Section 9.3 shall not be in lieu of damages incurred in the event of willful breach of this Agreement.

     (iii)    In the event the Company
  terminates this Agreement pursuant to Section 9.1(f) or if DGAC terminates this Agreement for any reason not otherwise enumerated in this Article IX, DGAC shall make a nonrefundable cash payment to the Company, in an amount equal to all reasonable actual documented fees and expenses (including all attorneys'
  fees,

     accountants' fees (if any), Special Committee
  directors' fees, financial advisory fees (if any) and filing fees) that have been paid or that have become due and payable or incurred obligations by or on behalf of the Company in connection with the preparation and negotiation of this Agreement and otherwise in connection with the Merger; provided, however, that such nonrefundable cash payment shall not exceed Two Hundred
  Thousand Dollars ($200,000). Notwithstanding anything to the contrary herein, the nonrefundable cash payment referred to in the immediately preceding sentence shall be credited against any amount of damages awarded to the Company as a result of such termination and any damages awarded to the Company as a result of such termination shall be credited against any subsequent payment pursuant to this subsection, to the extent DGAC is also obligated hereunder to pay such amount.

     Section 9.4   Special Committee.
  Until the Effective Time, all actions to be taken by the Company to enforce, waive compliance with, amend, apply, modify or make determinations with respect to any of the terms of this Agreement shall require the written consent of the
  Special Committee, and DGAC shall be entitled to rely on a certificate of the
  Company's chief executive officer or chief financial officer attesting to the approval by the Special Committee and the Company's compliance with this Section
  9.4.

     Section 9.5   Amendment.
  This Agreement may be amended by the parties hereto pursuant to action of the respective Boards of Directors of each of DGAC and Company, at any time before or after approval hereof by the stockholders of DGAC and Company and prior to the Effective Time, but after such approvals only to the extent permitted by applicable law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 9.6   Waiver.
  At any time prior to the Effective Time, any party may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto,
  (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c)
  waive compliance with any of the agreements or conditions for such party's benefit contained herein, to the extent permitted by applicable law. Any agreement to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer of the party to be bound thereby.
  No waiver by any party of any term on condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

ARTICLE X

  GENERAL PROVISIONS

     Section 10.1   Non-Survival
  of Representations, Warranties, Covenants and Agreements.
  None of the representations, warranties, covenants and agreements in this Agreement shall survive the Merger, except the covenants and agreements contained in this
  Section 10.1 and in Article II (Treatment of Shares), the second to the last sentence of Section 7.1 (Access to Information), Section
  7.5 (Directors' and Officers' Indemnification), and Section 10.7
  (Parties in Interest), each of which shall survive in accordance with its terms.

     Section 10.2   Brokers.
  DGAC represents and warrants that, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of DGAC. Company represents and warrants that, except for Rodman, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Company.

     Section 10.3   Notices.
  All notices and other communications hereunder shall be in writing and shall be deemed given (a) if delivered personally, or (b) if sent by overnight courier service (receipt confirmed in writing), or (c) if delivered by facsimile transmission
  (with receipt confirmed), or (d) five (5) days after being mailed by registered or certified mail (return receipt requested) to the parties, in each case to the following addresses (or at such other address for a party as shall be specified by like notice):

(i)

    If to the Company, to:

      Disc Graphics, Inc.

      10 Gilpin Avenue

      Hauppauge, New York 11788

      Attention: Margaret Krumholz

      Telephone: (651) 300-1157

      Telecopy: (651) 300-1377

      with a copy to:

      Farrell Fritz P.C.

      EAB Plaza

      Uniondale, New York 11556

      Attention: Alon Y. Kapen, Esq.

      Telephone: (516) 227-0700

Telecopy: (516) 227-0777

(ii)

    If to DGAC, to:

      DG Acquisition Corp.
      c/o Main Street Resources
      8 Wright Street
      Westport CT 06880
      Attention: Daniel Levinson

      Telephone: (203) 227-5320
      Telecopy: (203) 227-5312

with a copy to:

    Greenberg Traurig, LLP
      The Met Life Building
      200 Park Avenue
      New York, New York 10166
      Attention: Alan I. Annex, Esq.

      Telephone: (212) 801-1323
Telecopy: (212) 801-6400

(iii)

     If to the Special Committee, to:

      c/o Constellation Partners, LLC

      777 Yamato Road, Suite 111

      Boca Raton, Florida 33431

      Attention: Mark L. Friedman and Seymour W. Zises

      Telephone: (561) 994-9790

      Telecopy: (561) 994-9772

      with a copy to:

      Goodkind Labaton Rudoff & Sucharow LLP

      100 Park Avenue

      New York, New York 10017

      Attention: Edmond M. Coller, Esq.

      Telephone: (212) 907-0752

Telecopy: (212) 883-7002

     Section 10.4   Miscellaneous.
  This Agreement (including the documents and instruments referred to herein):
  (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof other than the Confidentiality Agreement;
  and (b) shall not be assigned by operation of law or otherwise. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be fully performed in such State, without giving effect to its conflicts of laws statutes, rules or principles. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this
  Agreement, which shall remain in full force and effect. The parties hereto shall negotiate in good faith to replace any provision of this Agreement so held invalid or unenforceable with a valid provision that is as similar as possible in substance to the invalid or unenforceable provision.

     Section 10.5   Interpretation.
  When reference is made in this Agreement to Articles, Sections or Exhibits, such reference shall be to an Article, Section or Exhibit of this Agreement, as the case may be, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words
  "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Whenever "or" is used in this Agreement it shall be construed in the nonexclusive sense.

     Section 10.6   Counterparts;
  Effect.    This Agreement may be executed in one or more
  counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     Section 10.7   Parties in Interest.
  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except for rights of Indemnified Parties as set forth in
  Section 7.5 (Directors' and Officers' Indemnification), nothing in this
  Agreement, express or implied, is intended to confer upon any person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 10.8   Specific Performance.
  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States located in the State of New York or in New York state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto
  (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c)
  agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State of New York.

     Section 10.9   WAIVER OF JURY
  TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST
  EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY
  IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO
  THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT,
  TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,
  AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED EXPRESSLY OR OTHERWISE,
  THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE
  THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO
  HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL
  WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      IN WITNESS WHEREOF, the parties hereto have
  caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first above written.

DG ACQUISITION CORP.

By: /s/ DONALD SINKIN

Name: Donald Sinkin

Title: President

DISC GRAPHICS, INC.

By: /s/ MARGARET KRUMHOLZ

Name: Margaret Krumholz

Title: Chief Financial Officer

APPENDIX B

  [Opinion of Rodman & Renshaw, Inc.]

September 6, 2002

Special Committee of Independent Directors of

  Disc Graphics, Inc.

  10 Gilpin Avenue

  Hauppauge, NY 11788

Dear Gentlemen:

     We understand that Disc Graphics, Inc. ("Disc"
  or the "Company") and certain members of management and directors of the Company
  (the "Management Group") intend, pursuant to an agreement and plan of merger
  (the "Agreement") and subject to approval by Disc's shareholders, to undertake the following: (i) the Management Group would found a new company (the "Acquiror"), to be 100% owned by the Management Group, (ii) the Management Group would contribute all outstanding shares of common stock of the Company (the "Common Shares")
  owned by the members of the Management Group to the Acquiror, which will then be merged into the Company (the "Merger") and (iii) all Common Shares, other than those held by shareholders electing to pursue appraisal rights, will be converted to the right to receive $1.82 per share in cash (the "Consideration"), except for Common Shares owned by the Company as treasury stock, the Management
  Group, or the Acquiror, which shares will be cancelled. The above events, taken together, are referred to as the "Transaction." Further, we understand that the Management Group beneficially owns approximately 47% of the Company's currently outstanding Common Shares.

      You have asked for our opinion, as investment
  bankers, as to whether the sum of $1.82 per share is fair to the Company's shareholders, excluding the Management Group, from a financial point of view.

     Rodman & Renshaw, Inc., as part of our investment
  banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Special Committee of Independent Directors (the "Special Committee")
  of the Board of Directors (the "Board") of Disc in connection with the Transaction and have received fees for financial advisory services upon execution of our financial advisory engagement with the Company and will receive additional fees for our financial advisory services upon the delivery of this opinion.

     In arriving at the opinion set forth below, with
  respect to the Company, we have, among other things: (a) reviewed certain publicly available historical business and financial information relating to the Company which we deemed to be relevant; (b) reviewed, from a financial point of view, the Agreement; (c) reviewed certain publicly available financial and operating data relating to the Company's business and prospects, which historical information and data the senior management of Disc has represented to us fairly represents the financial condition and operating results of the Company as of the dates presented; (d) discussed certain financial information and the business and prospects of the Company with Disc's senior management; (e) reviewed the reported historical and recent market prices and trading volumes of the Common Shares;
  (f) reviewed the Company's financial projections as supplied by the Company's management; (g) compared the financial, operating and stock price performance of Disc with certain other companies deemed comparable; (h) reviewed the financial terms, to the extent publicly available, of certain other acquisition transactions deemed comparable; and (i) made such other analyses and examinations as we deemed necessary or appropriate. We also have taken into account our assessment of economic, market and financial conditions generally and within the industry in which Disc is engaged.

     In rendering our opinion, we have assumed and
  relied upon the accuracy and completeness of all information supplied or otherwise made available to us by Disc or obtained by us from other sources, and we have relied upon the representations of senior management of the Company that they are unaware of any information or facts that would make the information provided to us incomplete or misleading. We have not independently verified such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of Disc nor have we been furnished with any such appraisals. In addition, we have relied on representations from senior management of Disc (a)
  that the distribution to be made to each holder of Common Shares of Disc will be made as promptly after closing as is practicable; and (b) that the Common
  Shares of Disc will continue to be traded in the over-the-counter market until such distribution. With respect to our discussions pertaining to future prospects and our analysis of the available financial forecasts of the Company which we have reviewed, we have relied on the representations of the senior management of Disc that such available forecasts are reasonable, reflect the best currently available estimates and judgments of senior management of Disc as to the future financial position of the Company and that: (a) as to the respective forecasts, they are unaware of any facts that would make such information incomplete, in any material respect, or misleading; and (b) there have been no material developments in the business (financial or otherwise) or prospects of the Company, since
  June 30, 2002.

     Our opinion is necessarily based on economic,
  market and other conditions as they exist, and the information made available to us, as of the date hereof. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion that may come or be brought to our attention after the date of this opinion. In the performance of our financial advisory services, we were not engaged to solicit, and did not solicit, interest from any party with respect to the acquisition of Disc or any of its assets. No limitations were imposed upon us by Disc with respect to the investigations to be made or procedures to be followed by us in rendering our opinion.

     The opinion expressed herein does not constitute
  a recommendation as to any action the Special Committee, the Board or any shareholder of Disc should take in connection with the Transaction. Further, we express no opinion herein as to the structure, terms or effect of any other aspect of the Transaction, including, without limitation, the tax consequences thereof.

     It is understood that this letter is for the
  information of the Special Committee and the Board in connection with its evaluation of the fairness, from a financial point of view, as of the date hereof, of the distribution to be made to the holders of Disc Common Shares pursuant to the
  Transaction and for inclusion in the merger proxy as required by regulation.
  Without limiting the foregoing, in rendering this opinion, we have not been engaged to act as an agent or fiduciary for the Company's common shareholders or any other third party.

     Based on and subject to the foregoing, we are
  of the opinion that the sum of $1.82 per share, is fair to the Company's shareholders, excluding the Management Group, from a financial point of view.

Very truly yours,

RODMAN & RENSHAW, INC.

By: /s/ JOHN J. BORER, III

John J. Borer, III

Senior Managing Director

APPENDIX C

 DELAWARE CODE TITLE 8.

  CORPORATIONS

  CHAPTER 1.    GENERAL CORPORATION LAW SUBCHAPTER IX.

  MERGER, CONSOLIDATION OR CONVERSION SECTION 262 APPRAISAL RIGHTS.

          (a)
  Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word
  "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share"
  mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words
  "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

          (b)
  Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec. 251 (other than a merger effected pursuant to Section 251(g)
  of this title), Section 252, Section 254, Section 257, Section 258, Section
  263 or Section 264 of this title:

    (1)      Provided, however, that no appraisal
  rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f)
  of Section 251 of this title.

               (2)
  Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Section 251, 252, 254, 257,
  258, 263 and 264 of this title to accept for such stock anything except:

                   a.
      Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                b.
      Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof)
      or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                c.
      Cash in lieu of fractional shares or fractional depository receipts described
      in the foregoing subparagraphs a. and b. of this paragraph; or                d.
      Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

               (3)
  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (c)
  Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

           (d)
  Appraisal rights shall be perfected as follows:

                   (1)
      If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within
      10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                (2)
      If the merger or consolidation was approved pursuant to Section 228 or Section
      253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation.
      Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date;
      provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection.
      An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

           (e)
  Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation.
  Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d)
  hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within
  10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

           (f)
  Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within
  20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

           (g)
  At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

           (h)
  After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the
  Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection
  (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

           (i)
  The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct.
  Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

           (j)
  The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

           (k)
  From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection
  (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

           (l)
  The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

APPENDIX D-1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

  WASHINGTON, D.C. 20549

Form 10-K

  (Mark One)

[  X  ]   Annual report pursuant to Section
  13 or 15(d) of the Securities Exchange Act of 1934

  For the fiscal year ended December 31, 2001

  or

  [      ]  Transition report pursuant to Section
  13 or 15(d) of the Securities Exchange Act of 1934

  For the transition period from _____ to _____

Commission file number 0-22696

DISC GRAPHICS, INC.

  (Exact Name of Registrant as specified in its charter)

         Delaware
      (State or other jurisdiction of
incorporation or organization)
    13-3678012
(IRS Employer Identification No.)

10 Gilpin Avenue, Hauppauge, New York
11788

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:
(631) 234-1400

 Securities registered pursuant to Section 12(b) of the Act:

Title of Class
Name of each exchange on which registered

None
None

 Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $.01 par value

      Indicate by check mark whether the Registrant
  (1) has filed all reports required to be filed by Section 13 or 15(d) of the
  Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2)
  has been subject to such filing requirements for the past 90 days.

        Yes [ X ] No [ ]

      Indicate by check mark if disclosure of delinquent
  filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form
  10-K or any amendment to this Form 10-K [ X ]

      At February 22, 2002, the aggregate market value
  of the voting and non-voting stock held by non-affiliates of Registrant was approximately $3,291,361 million, based on the closing price of the Common Stock on the Nasdaq Stock Market on that date.

      At February 22, 2002, the Registrant had outstanding
  5,518,242 shares of Common Stock, $.01 par value per share.

     Documents incorporated by reference: The Registrant's
  Proxy Statement for its 2002 Annual Meeting of Stockholders is incorporated by reference into Part III (Items 10, 11, 12, and 13) of this Form 10-K.

PART I

ITEM 1.       Business

General

      Disc Graphics, Inc. ("Disc Graphics" or the
  "Company"), headquartered in Hauppauge, New York, is a diversified manufacturer and printer of specialty paperboard packaging focused on the home video, music, entertainment software, cosmetics, pharmaceutical, and other consumer markets.
  Products include: pre-recorded video sleeves, compact disc ("CD") and audio cassette packaging; folding cartons for entertainment software, food, pharmaceuticals and cosmetics; posters, pressure sensitive labels and general commercial printing.
  Customers include leading software, CD-ROM and video distributors; major film studios, vitamin, cosmetic and fragrance companies; major book publishers; and
  many Fortune 500 companies. The Company operates in one business segment: the manufacturing and printing of specialty paperboard packaging.

      The Company's primary business strategies are
  to increase the Company's share of print and packaging sales within its primary markets and to develop innovative packaging designs and techniques for new and existing markets. The Company is actively involved in investigating additional printing and packaging related business opportunities, joint ventures, or other business relationships.

      On September 22, 2000 the Company entered into
  a joint venture arrangement with Southern Container Corporation ("Southern Container")
  and Schiffenhaus Industries, Inc. ("Schiffenhaus") for the purpose of acquiring and operating a facility in New Jersey to produce reinforced folding cartons
  ("GraphCorr LLC" or "GraphCorr"). GraphCorr's manufacturing technology uses high-speed equipment to "laminate" printed sheets to single-faced corrugation.
  This venture will attempt to meet the demand for high-end graphic packaging with the structural attributes of corrugation. GraphCorr began manufacturing operations during the fourth quarter of 2001. The Company made an initial investment of $225,000 in 2000 and an additional $625,000 in 2001. On December 28, 2001, the joint venture agreement was amended wherein Schiffenhaus's membership interest was dissolved and Liberty Diversified Industries, Inc. ("Liberty") acquired a membership interest in GraphCorr.

      Historically, the Company has grown its revenue
  base primarily by developing new customers, increasing orders from existing customers, and by capitalizing on its superior service and response capabilities and through acquisitions. In 1996, the Company acquired the assets and certain liabilities of Pointille, Inc., a California based packaging printer; in 1997, the Company acquired the assets and certain liabilities of Benham Press, Inc., an Indiana based commercial printing company (the "Benham Acquisition") which, as discussed below, the Company closed during the second quarter of 2001; and
  in 1999, the Company acquired the assets and certain liabilities of Contemporary
  Color Graphics, Inc. ("CCG"), a New York based commercial printing company (the
  "CCG Acquisition") which was subsequently consolidated into the Hauppauge, New
  York facility during 2000, See Infra, Item 3, "Legal Proceedings", and Item
  7 "Management's Discussion and Analysis of Financial Condition and Results of
  Operations-Contemporary Color Graphics, Inc. Acquisition". Since 1995, the Company
  has operated a facility in Rockaway, New Jersey, which produces pressure sensitive labels for Disc Graphics.

      In the fourth quarter of 2001, the Company recorded
  a charge related to the impairment of intangible assets in connection with the
  CCG Acquisition of $3,617,000. During the fourth quarter, the Company made the determination to abandon the business it acquired in the CCG Acquisition as it was unprofitable, the acquired physical assets had been disposed of and the former shareholders of CCG who were managing such business had terminated their employment with the Company.

      The Company began experiencing weakness in sales
  during the third and fourth quarters of 2000, which continued throughout 2001.
  This was due in part to a general weakness in the economy, the closure of the
  Indiana facility, the significant reduction in commercial printing business
  (due to the abandonment of the CCG Acquisition) and lower sales of video, entertainment and software packaging products to certain customers.

      While the Company believes the reduction in
  demand for its products is temporary, it has taken aggressive steps to reduce capacity and bring its operations more in line with both current and projected revenue levels. The Company believes that its consolidation strategy, discussed below, will not compromise the Company's ability to achieve future growth in the markets that we currently serve. This is due in part to the investments that the Company has made in digital workflow, which has significantly improved turnaround times, improved gross profit margins, and has made it possible for the Company to consolidate its manufacturing facilities, as discussed below.

      As part of its consolidation strategy, which
  was approved by the Company's Board of Directors in March 2001, the Company
  shut down its Indianapolis, Indiana facility during the second quarter of 2001.
  As of December 31, 2001, substantially all of the machinery and equipment from the Indiana facility had been sold or redeployed within the Company's other operations. A portion of the production activity has been absorbed by the Company's remaining facilities, where there is presently sufficient capacity. In addition, the Company intends to streamline its operations further. The Company believes this operating realignment will provide a reduced cost structure and improve the Company's profit potential. In connection with these consolidation initiatives, the Company in the fourth quarter of 2000 wrote down the assets to be disposed of to their net realizable value and recorded a charge of $3,458,000 related to the revaluation of these impaired assets. In connection with the consolidation, the Company incurred certain exit costs, principally severance, of $292,000, which were expensed and paid in 2001.

      The Company attributes the improvement of its
  cost structure, liquidity and profit margins and the strengthening of its competitive position in both current and new markets to the cost-cutting initiatives referred to above. By consolidating operations, the Company has achieved improved production efficiency, profitability and asset utilization. The Company's focus on cash management initiatives has also improved cash flow from operations by approximately
  $6.2 million and reduced debt by approximately $6.7 million.

      The Company's principal executive offices and
  principal manufacturing operations are located at 10 Gilpin Avenue, Hauppauge,
  New York 11788. Its telephone number is (631) 234-1400.

Background

      The Company was formed as the result of the
  acquisition by RCL Capital Corp ("RCL") of a printing company formerly known as Disc Graphics, Inc., a New York corporation ("Old Disc"), on October 30,
  1995. RCL was incorporated in August 1992 to serve as a vehicle to acquire an operating business. On November 18, 1993, RCL completed a public offering of units ("Units"), each Unit consisting of one share of RCL's Common Stock and two redeemable warrants. Net proceeds of the public offering after the payment of certain expenses yielded approximately $6,400,000, which was put into escrow pending the acquisition of an operating business.

      On October 30, 1995, RCL consummated the acquisition
  of Old Disc, which was structured as a merger of Old Disc with and into RCL.
  Following the merger, RCL changed its name to Disc Graphics, Inc. In connection with the merger, the Company redeemed approximately 185,000 shares of Common
  Stock held by the Old Disc shareholders at $5.15 per share, which left the Company with approximately $5 million (net of merger transaction costs) of the $6.4 million public offering proceeds. These proceeds were used primarily to reduce certain indebtedness of the Company and for working capital purposes. The acquisition of Old Disc was treated for accounting and financial reporting purposes as a reverse merger of RCL into Old Disc. In addition, in connection with the merger,
  Disc Graphics, Inc. adopted a December 31 fiscal year.

Packaging/Printing Industry

      The Company's revenue in 2001 was derived primarily
  from the manufacture and sale of paperboard folding cartons. An industry trade publication estimates that domestic shipments of folding cartons increased approximately
  1.7% over 2000 levels with estimated 2001 revenues from folding cartons of approximately
  $8.8 billion. Despite slight growth in the overall industry, several of our markets experienced sales declines in 2001. There were many factors that affected our markets in 2001, including continued industry consolidation, as the overall folding carton market continues to see significant competition from resin based alternative packaging and growth in corrugated as an alternative to paperboard packaging. Disc Graphics has entered into the GraphCorr joint venture for the purpose of creating new market opportunities through the manufacturing of mini-flute corrugated packaging products.

      Folding carton manufacturers are divided into
  three main categories: integrated manufacturers (those owned by or affiliated with a paperboard mill), non-integrated or independent manufacturers, and in-plant or "captive" manufacturers which are owned directly by the end user. Traditionally, the Company has competed with independent manufacturers but through recent acquisitions of some of the Company's largest competitors by paper companies, the Company is now in the position of competing with significantly larger integrated manufacturers.
  See "Business-Competition."

      The Company focuses on those markets that use
  the folding carton as a point of purchase marketing enhancement for their products.
  A carton's color scheme, coatings, print, stamping and other graphic design features all contribute to the carton's promotional potential. The Company has concentrated in markets, such as the home video, software, cosmetics, music and pharmaceutical packaging markets, which utilize those techniques to a significant extent. The Company has devoted substantial resources toward developing the specialized processes required in such markets.

      The Company's business also includes commercial
  printing and labels. Because commercial printing has proven to be an intensely competitive and a low profit margin market segment, the Company made the decision in 2001 to de-emphasize commercial printing and focus on more profitable folding carton products. For example, the commercial printing industry is fragmented with many small printing companies serving regional markets as evidenced by the characteristics of the New York City Metropolitan area, where there are approximately 2,800 printing establishments with an average of 20 employees.

      Based on 2000 revenues, the Company was ranked
  110 in the top 400 printing companies in the United States by an industry trade publication, as compared to 102 in 1999. Comparable rankings for 2001 were not available to the Company at the date of this report.

 The Company's Packaging Products

      The Company's largest markets for folding cartons
  are the video and entertainment software markets. For the home video market, the Company manufactures bottom-load video sleeves, multi-packs and other specialty items. In addition to printing for major studios, the Company has historically concentrated on the catalogue and special interest video and software markets.
  The Company's catalogue customers typically have licensed or purchased products from major movie production studios. According to one industry trade group, the videocassette market showed a decline in 2001 in total "duplicated" units produced by approximately 7%. However, DVD production has been increasing since its development and the Company has focused its resources in this area. DVD replication has increased by 63% in 2001. Packaging for these DVD videos is often sold to major film studios, independent distributors and replicators and duplicators. Through these distributors and duplicators, the Company has produced packaging for a major film studio and many Fortune 500 companies. Many home video companies are converting catalog titles or introducing new titles on DVD.
  The Company believes that this format for the delivery of movies has created new packaging opportunities, and that this will be a growth market for the Company.

      The Company produces packaging for some of the
  largest entertainment software companies in the United States. The Company believes that its bi-coastal production facilities, its digital environment, and its capabilities in producing high value-added packaging are strategic advantages in competing in this market. The Company also produces packaging for independent developers of console based (e.g., Nintendo(R) and PlayStation(R)) games and considers this market to be a growth opportunity.

      In the consumer products market, the Company
  manufactures cartons and packaging for personal care, luxury goods, pet products, food and other specialty packaging for these markets. Based on industry trade publications, some of these market segments show high growth potential in print and packaging. Given the growth opportunities and the high-value added nature of the packaging, these markets are a prime focus for the Company.

      The Company manufactures CD and cassette packaging,
  including tray cards and booklets, pre-recorded cassette packaging, such as insert or "J" cards, as well as audio book packaging and other printed materials for the music and audio industries. The Company's music industry customers often require that packaging be produced quickly, often within days of placing an order. The Company has assembled a combination of skilled workers, advanced equipment, and production systems to meet these requirements. The Company has long standing customer relationships with major record companies in the United
  States and also manufactures packaging for major duplicators in the United States.
  Additionally, the Company manufactures packaging for special interest and secondary music and audio markets. The other major component of this market is audio book packaging. The Company believes that it has a significant share of this market.
  The audio publishing market is quickly moving to CD's from cassettes as the use of CD's for audio books is now almost equal to the use of audio books on cassettes.

      The Company produces folding cartons for over-the-counter
  ("OTC") pharmaceuticals, vitamins and nutritional supplements. A large part of the Company's revenue for OTC-style cartons is for "private label" products.
  Vibrant designs are emphasized in the packaging, which requires the use of multi-color graphics to convey product identity and brand recognition. Sales of these cartons are made directly to several major vitamin and drug manufacturers.

      In the commercial printing market, the Company
  prints brochures, posters, sell sheets and other promotional material. Due to the closure of the Indiana facility in the second quarter of 2001 and the decision to abandon the CCG Acquisition, the Company has experienced a reduction in commercial sales to these local customers.

      The Company prints labels on pressure sensitive
  stock that is die cut to a customer's specifications. The primary markets for labels are pharmaceuticals, vitamins, video packages, pet products and specialty items. Many video and folding carton orders include an order for the corresponding labels.

      The Company distributes all packaging products
  directly to its customers.

 Marketing and Sales

      The Company's revenues are derived from several
  product lines. The largest product line as a percentage of total 2001, 2000, and 1999 net sales were the video and entertainment software market, which accounted for approximately 37%, 32%, and 38%, respectively; followed by the consumer product packaging market, which accounted for approximately 26%, 24%, and 23%, respectively; the music and audio packaging market accounted for approximately
  17%, 17%, and 15%, respectively; the OTC pharmaceutical market accounted for approximately 8%, 6%, and 5%, respectively; and the commercial printing market accounted for approximately 6%, 15%, and 13%, respectively. These markets correspond to product lines within the business segment in which the Company operates.

      The Company's sales and marketing efforts are
  conducted through direct solicitation by its sales staff and executive officers.
  The Company's package engineering staff assists customers with new package design and development. Because the Company has a short turnaround time, it has a small backlog of orders, as most orders are produced and delivered in one to four weeks.

Seasonality

      Historically, the Company's revenues have been
  moderately seasonal. However, because of the decline in revenue during the third and fourth quarters of fiscal 2001, the Company did not experience the same seasonality as it has in prior years. In the last two quarters of 2001, 2000, and 1999, the Company's revenues were approximately 49%, 51%, and 56%, respectively, of annual sales. Historically, seasonality has been primarily the result of certain markets, such as the music and audio packaging markets, the video and entertainment software packaging markets and the consumer product packaging market, which require that products be produced and shipped between August and
  October of each year for sale during the holiday season.

 Competition

      The Company's core business of manufacturing
  and printing of specialty paperboard packaging is highly competitive. The Company competes with a small number of printed paperboard packaging companies within each of its markets. These industries require high quality packaging with rapid turnaround time and competitive pricing. The Company believes that its ability to perform all aspects of the manufacturing process in-house is an important factor in maintaining and improving its competitive position. The Company's principal methods of competition are price, service, and product quality.

      Traditionally, the Company has competed with
  independent manufacturers. Several of our largest competitors, including Shorewood
  Packaging (a division of International Paper) and IMPAC Group (a division of
  Westvaco), have been acquired by paper companies, thus placing the Company in the position of competing with significantly larger integrated manufacturers.

      While the Company believes its present competitive
  position is strong, there can be no assurance that this will not change. Several of the Company's competitors in each market have financial resources that are greater than the Company's. In addition, because the Company supplies packaging to consumer industries, it is also subject to the competitive forces affecting its customers.

 Employees

      As of February 14, 2002, the Company had approximately
  354 employees. Of these employees, 258 are located in the Company's Hauppauge,
  New York facility, with 209 serving in manufacturing capacities and 49 serving in selling and administrative capacities. The Company's Burbank, California facility has 78 employees, with 63 serving in manufacturing capacities and 15 serving in selling and administrative capacities. Disc Graphics' Rockaway, New
  Jersey facility has 18 employees, with 16 serving in manufacturing capacities and 2 serving in selling and administrative capacities. A majority of the manufacturing employees located in the Burbank, California facility are represented by a labor union and are covered by a collective bargaining agreement. The Company believes that its employee relations are good. The Company maintains an Employee 401(k)
  Savings Plan.

 Materials

      The Company uses a variety of raw materials.
  The most significant types of raw materials utilized are paperboard, paper, label paper, ink, coating, films and plates. These materials are purchased from a variety of suppliers, and the Company has several alternate sources for each.
  The Company has historically been successful in obtaining adequate materials to satisfy all sales orders, and does not anticipate any significant difficulties in obtaining supplies of such materials in the future. The Company does not believe the loss of any one of its suppliers would have a material adverse effect on its business because alternative sources of supply are readily available at competitive prices. There can be no assurances, however, that the Company will not encounter difficulty in obtaining supplies of such material to fulfill future requirements.

      Beginning in the fourth quarter of 2000 and
  throughout 2001, the Company implemented a cost containment initiative. As part of this initiative, Disc negotiated more favorable pricing arrangements with certain of its main suppliers.

 Equipment

      The Company owns or leases certain manufacturing,
  computer and other equipment used in the manufacture of its products and for its administrative support. As a specialty printing company, the Company's continued
  growth and competitiveness requires a significant investment in capital equipment.

 Forward Looking Statements

      This Form 10-K contains predictions, projections
  and other statements about the future that are intended to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such statements. Such risks, uncertainties, and other important factors include, among others: the Company's ability to fulfill its stated business strategies; the Company's ability to improve its revenue margin; the Company's ability to improve its position in current or new markets;
  the Company's ability to identify and consummate strategic business opportunities;
  the Company's ability to identify and develop additional product innovations;
  the Company's ability to achieve growth in net sales of its products; the effects of recent equipment purchases and leases for additional space on the Company's operations; the Company's ability to continue to achieve efficiencies through the purchase or lease of equipment; the effects of the Company's planned consolidation efforts, including the proceeds to be received from sales of equipment and a building in connection with the closing of the Company's Indiana facility; the effects of the Company's ISO certification efforts; the amounts required for capital expenditures in future periods; the availability and cost of materials;
  and continuing industry-wide pricing pressures and other industry conditions.
  Such forward-looking statements speak only as of the date of this Report, and the Company disclaims any obligation or undertaking to update such statements.
  Each forward-looking statement that the Company believes is material is accompanied by one or more cautionary statements identifying important factors that could cause actual results to differ materially from those described in the forward-looking statement. The cautionary statements are set forth following the forward-looking statement, in other sections of this Form 10-K, and/or in the Company's other documents filed with the Securities and Exchange Commission, whether or not such documents are incorporated herein by reference. In assessing forward-looking statements, readers are urged to read carefully all such cautionary statements.

 Regulation

      Disc Graphics, Inc.'s activities are subject
  to various environmental, health and employee safety laws. The Company has expended resources, both financial and managerial, to comply with applicable environmental, health and worker safety laws in its operations and at its facilities and anticipates that it will continue to do so in the future. Compliance with environmental laws has not historically had a material effect on the Company's capital expenditures, earnings or competitive position, and the Company does not anticipate that such compliance will have a material effect on the Company. Although the Company believes that it is generally in compliance with all applicable environmental, health and worker safety laws, there can be no assurance that additional costs for compliance will not be incurred in the future or that such costs will not be material.

Executive Officers of the Registrant

       Donald Sinkin (53 years of age) has
  been Chairman of the Board, President, Chief Executive Officer and the largest shareholder of the Company since 1986. Mr. Sinkin joined Disc Graphics as Pre-Press
  Supervisor and became Plant Manager in 1982. Prior to joining Disc Graphics,
  Mr. Sinkin helped start-up and manage Rutgers Packaging, a division of Queens
  Group, Inc. d/b/a Queens Litho.

      Stephen Frey (48 years of age) is a Director,
  Senior Vice President of Operations, Secretary and a major shareholder of the
  Company. Mr. Frey joined Disc Graphics in the Pre-Press Department in 1978, became Supervisor of that department in 1983, and established the Production and Planning Department in 1985. Mr. Frey was elected Vice President and Secretary in 1988 and a Director in 1990. He was elected Senior Vice President of Operations in 1998. Prior to joining Disc Graphics, Mr. Frey held various management positions with Kordet Color Corporation, a high-end commercial printer and Terrace Litho, a printing company servicing the book and publishing industries.

      John Rebecchi (47 years of age) is a
  Director, Senior Vice President of Marketing and New Business Development, and
  a major shareholder of the Company. Mr. Rebecchi joined Disc Graphics' predecessor in the Accounting Department and, upon Disc Graphics' formation in 1983, he served as Controller. After a brief absence from the Company, Mr. Rebecchi re-joined
  Disc Graphics in 1988 and was elected Vice President and Treasurer in 1988 and a Director in 1990. He served as Chief Financial Officer from 1991 through 1995 and was elected Senior Vice President of Sales &Marketing in 1998.

       Margaret M. Krumholz (42 years of age)
  is Senior Vice President of Finance and Chief Financial Officer of the Company.
  Ms. Krumholz joined Disc Graphics in 1994 and served as Controller until 1996 when she was elected Chief Financial Officer. She was elected Senior Vice President of Finance in August 1998. Prior to joining Disc Graphics, Ms. Krumholz held various financial and accounting positions, including Corporate Finance Manager for General Foods Baking Company, and received her C.P.A. while employed with
  PricewaterhouseCoopers.

       Daniel R. Stolfi (52 years of age) has
  been Vice President of Sales of the Company since joining Disc Graphics in June
  2001. Prior to joining Disc Graphics, Mr. Stolfi held the positions of Vice
  President of Sales for Innovative Folding Carton Company and Vice President
  of Field Sales for Impaxx, Innovative's holding company from 1995 through 2001.
  Prior to 1995, Mr. Stolfi held various management positions in the printing industry with experience in direct mail and pharmaceutical markets.

ITEM 2.       Properties

      As of December 31, 2001, the Company's principal
  properties were as follows:

Location
Activities Conducted
    Approximate Square
      Footage of Facility

Hauppauge, NY
Sales Offices and Manufacturing (1)
87,000

Hauppauge, NY
Executive Offices and Manufacturing (2)
55,000

Burbank, CA
Manufacturing (3)
30,000

Indianapolis, IN
Manufacturing (4)
27,000

Edgewood, NY
Manufacturing (5)
22,000

Rockaway, NJ
Manufacturing (6)
14,400

(1)
     The lease for this facility was entered on January 1, 2000, and expires
January 31, 2008.

(2)
    The lease for this facility terminates on December 31, 2007. The facility is owned indirectly by certain principals of the Company through a limited partnership, and the Company believes that the lease terms were and are at least as favorable to the Company as terms which could have been obtained from unaffiliated third parties for similar office and manufacturing space.

(3)
This lease is scheduled to terminate on May 18, 2003.

(4)
    The Company owns this facility, subject to a mortgage. In connection with the Company's consolidation initiatives, the Company intends to market this facility for sale during 2002.

(5)
    This lease is scheduled to terminate on July 14, 2003. In July 2000, the
      Company entered into a lease expiring July 14, 2003 to sublet approximately
18,000 square feet of this manufacturing facility to a third party.

(6)
    This lease is scheduled to terminate on June 30, 2007. On July 1, 2000, the Company entered into a lease for an additional 6,000 square feet scheduled to terminate on June 30, 2007.

ITEM 3.       Legal Proceedings

     As of December 31, 2001, there were no lawsuits pending against the Company, with the following exception:

 Laurence Locks, et al. v. Disc Graphics: In July 2001, plaintiffs served a Summons and Complaint against the Company asserting claims related to the Company's previous purchase of the assets of Contemporary Color Graphics,
      Inc. ("CCG"). The claims concern principal and interest payments allegedly due on August 1, 2000 under terms of a $1 million dollar note (the "CCG
      Note"), and a $600,000 convertible debenture (the "CCG Debenture") given by the Company as partial payment of the purchase price in the CCG Acquisition.
      See, infra, Item 7. Management's Discussion and Analysis of Financial Condition;
      Contemporary Color Graphics Acquisition. Pursuant to the terms of the CCG asset purchase agreement dated as of July 1, 1999 between the Company, CCG and CCG's shareholders, (the "Asset Purchase Agreement"), the CCG Note and
      the CCG Debenture, amounts due under the CCG Note and the CCG Debenture are diminished according to a formula contained in the Asset Purchase Agreement as a result of a shortfall between required CCG sales and actual CCG sales.
      The Company believes that no payments are due to CCG under the terms of the CCG Asset Purchase Agreement. Under the terms of a subordination agreement executed by CCG in favor of the Dime Savings Bank in connection with the
      CCG Acquisition, the Company believes that CCG may not pursue its claim without the consent of the Dime Savings Bank, which consent has been refused.
      The action is pending in New York Supreme Court, Suffolk County. Individual
      plaintiff Laurence Locks has also asserted a claim for breach of his employment agreement with the Company regarding his termination. Locks asserts that he is due "in excess of $332,600" for the unexpired term of the employment agreement, with interest, because he was terminated "without cause."

      In lieu of answering the Complaint, the Company has moved to dismiss the action based on documentary evidence, namely, the provisions of the subordination agreement which are clear and unambiguous and which CCG had the opportunity to review and negotiate before executing. The motion has been fully briefed and submitted since December 2001 and the Company is awaiting the Court's decision on the motion.

ITEM 4.       Submission of Matters to a Vote
  of Security Holders

      During the fourth quarter of the year ended
  December 31, 2001, there were no matters submitted to a vote of the Company's security holders through the solicitation of proxies or otherwise.

PART II

ITEM 5.       Market for Registrant's Common
  Equity and Related Stockholder Matters

Price Range of Common Stock

      The Company's Common Stock, par value $.01 per
  share (the "Common Stock") trades on the Nasdaq SmallCap Market under the symbol
  DSGR. The table set forth below contains the range of the high and low bid prices on the Nasdaq SmallCap Market for the quarters noted.

Common Stock

High

Low

Quarter Ended

March 31, 2000
4.438

2.563

June 30, 2000

4.063

2.563

September 30, 2000
3.500

1.938

December 31, 2000
2.875

.750

March 31, 2001
2.188

.875

June 30, 2001

1.180

.500

September 30, 2001
.930

.570

December 31, 2001
1.300

.800

      On February 20, 2002, the closing bid price
  for the Common Stock on the Nasdaq Small Cap Market was $1.16.

Holders of Common Stock

      As of February 20, 2002, there were 48 holders
  of record and approximately 563 beneficial owners of the Common Stock.

Dividends

      The Company has not paid any cash dividends
  on its Common Stock since its inception. The payment of dividends in the future will be contingent upon the Company's revenues and earnings, capital requirements and general financial condition and any other factors deemed relevant by the
  Company's Board of Directors. The Company presently intends to retain all earnings for use in the Company's business operations and to further the growth of the
  Company's business. Accordingly, the Company's Board of Directors does not anticipate declaring any dividends in the foreseeable future.

ITEM 6.       Selected Financial Data

      The following table sets forth selected data
  regarding the Company's operating results and financial position. The data should be read in conjunction with the "Management's Discussion and Analysis of Financial
  Condition and Results of Operations" and the Company's consolidated financial statements and notes (including without limitation Note 18) thereto, all of which are contained in this Annual Report on Form 10-K.

SUMMARY FINANCIAL DATA

  (In thousands, except per share amounts)

Year Ended December 31,

2001

2000

1999

1998

1997

Income Statement data:

Net Sales

$ 52,672

$ 65,376

$ 67,988

$ 58,882

$ 48,445

Gross Profit

10,594

11,732

17,290

15,799

12,693

Operating (loss) Income

*(2,906
)

*(5,610
)

4,930

5,249

4,210

Net (loss) Income

(3,107
)

(4,728
)

2,507

2,864

2,159

    Net (loss) income per
      common share
Basic

(.56

)

(.86

)

.45

.52

.40

Diluted

(.56
)

(.86
)

.45

.52

.40

Weighted average number of shares outstanding

Basic

5,518

5,518

5,518

5,474

5,387

Diluted

5,518

5,518

5,540

5,492

5,397

*  Includes a $3,617 and $3,458 pre-tax asset impairment charge for
  2001 and 2000, respectively.

As of December 31,

2001

2000

1999

1998

1997

Balance Sheet Data:

Total Assets

$ 31,246

$ 42,144

$ 42,508

$ 28,372

$ 26,747

Long term liabilities

15,839

22,173

15,493

6,737

8,494

Stockholders' equity

8,580

11,718

16,447

13,940

11,112

ITEM 7.       Management's Discussion and
  Analysis of Financial Condition and Results of Operations

Significant Accounting Policies

      Financial Reporting Release No. 60, which was
  recently issued by the Securities and Exchange Commission ("SEC"), requires all registrants to discuss critical accounting policies or methods used in the preparation of the financial statements. The notes to the consolidated financial statements include a summary of the significant accounting policies and methods used in the preparation of the Company's consolidated financial statements.
  However, in the opinion of management, the Company does not have any individual accounting policy that is critical to the preparation of the consolidated financial statements. This is due principally to the definitive nature of accounting requirements for our business. Also, in many instances, the Company must use an accounting policy or method because it is the only policy or method permitted under accounting principles generally accepted in the United Statements of America. Further, management of the Company has made a number of estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses, and actual results may differ from those estimates. Those areas that require the greatest degree of management judgement include adequacy of the allowance for doubtful accounts, the estimated proceeds upon sale of equipment and building held for sale, and the projected future cash flows utilized in assessing the recoverability of long lived assets.

      Company management believe that full consideration
  has been given to all relevant circumstances that the Company may be subject to, and the financial statements of the Company accurately reflect management's best estimate of the results of operations, financial position and cash flows of the Company for the years presented.

General

      The following is a discussion of the consolidated
  financial condition and results of operations of the Company for the periods indicated. This discussion should be read in conjunction with the Company's consolidated financial statements and the notes thereto included in this Annual
  Report. Results for the periods reported herein are not necessarily indicative of results that may be expected in future periods.

Contemporary Color Graphics, Inc. Acquisition

      On July 1, 1999, the Company acquired substantially
  all of the assets and certain liabilities of Contemporary Color Graphics, Inc.
  ("CCG"), a New York based commercial printer. The purchase price consisted of
  $3,500,000 in cash, and a promissory note in the amount of $1,000,000, a supplemental note in the amount of $1,000,000, convertible debentures in the amount of $600,000 and assumed debt of approximately $1,200,000, subject to adjustment. The Company paid the cash portion of the purchase price from borrowings under its revolving credit facility. Principal payments were scheduled to commence on August 1,
  2000 with respect to the promissory notes and debentures, and on August 1, 2003 with respect to the supplemental note. The former shareholders of CCG have the option of converting the debentures into shares of the Company's common stock, valued at $5.50 per share, at least 30 days before any principal or interest payment on the debentures. The CCG Acquisition was accounted for using the purchase method of accounting and accordingly, the results of CCG's operations are included in the Company's results from the date of the CCG Acquisition.

      Because certain contingencies required under
  the asset purchase agreement were not achieved, the CCG purchase price was reduced by $404,000 during fiscal 2000 and $1,133,000 during the third quarter of fiscal
  2001. This adjustment was reflected as a reduction by the Company of the principal amount due on the promissory note and convertible debentures and a corresponding reduction in goodwill. See Supra, "Item 3 - Legal Proceeding".

      In the fourth quarter of 2001, the Company recorded
  a charge for the write-off of intangible assets associated with the abandonment of the CCG Acquisition of $3,617,000. See "Charge Related to the Impairment
  of Intangible Assets" for further discussion.

 Year Ended December 31, 2001 Compared to Year Ended December 31, 2000

 Net sales

      Net sales for the year ended December 31, 2001
  were $52,672,000 compared to $65,376,000 for the same period the prior year, representing a decrease of $12,704,000 or 19.4%. The closure of the Indiana facility accounted for approximately $4,605,000 or 36.2% of the decline in sales.
  The overall decline in net sales, excluding the effect of the Indiana facility closure, was most evident in commercial printing (down $5,273,000 or 65.0%)
  and computer software packaging on lower new product releases (off approximately
  $2,804,000 or 34.6%) between 2000 and 2001. The decrease in sales generally reflects soft market conditions in virtually all product lines except Video/DVD packaging which in part is due to the impact of sales to a major film studio.
  This decline in commercial printing was primarily the result of the Company's decision to eliminate low margin and unprofitable commercial sales by abandoning the CCG Acquisition in an effort to concentrate our resources on more profitable product lines. In 2001, the Company's top ten customers accounted for 32% of revenues for the year compared to 30% in 2000. The Company's focus on new accounts and new markets as well as strengthening sales to current customers continues to be a priority of the Company.

Gross Profit

      The Company recognized gross profit of $10,594,000
  (a 20.1% profit margin) for the year ended December 31, 2001, compared to $11,732,000
  (a 17.9% profit margin) for the prior year representing a profit margin increase of 2.2 percentage points. The Company's gross profit declined only $1,138,000 or 9.7% on a sales decline of $12,704,000 or 19.4% reflecting the implementation of several cost containment initiatives. Faced with weakening sales in a soft economy, the Company approved the closure of its Indiana facility during the first quarter of 2001 and implemented several cost containment initiatives, which included headcount reductions in the Hauppauge facility, the renegotiation of more favorable pricing arrangements with several of our main suppliers and the reduction of outside processing costs through improved deployment of available production resources. Despite the decline in sales, the Company's aggressive cost containment has resulted in an improvement in gross profit margin.

Selling, Shipping, General and Administrative Expenses

      Selling, general and administrative ("SG&A")
  expenses for the year ended December 31, 2001 were $9,786,000 (18.6% of net sales) compared to $13,883,000 (21.2% of net sales) for the prior year, a decrease of $4,097,000 or 29.5%. The decrease is primarily due to a reduction in several fixed cost areas including all employee related costs on headcount reductions, communications, and outside professional services. In addition, variable selling expenses such as sales commissions have decreased on lower sales volume.

Equity in Loss of Joint Venture

      For the year ended December 31, 2001, the Company
  recorded $377,000 as its share of losses from its equity method investment in the GraphCorr joint venture. The venture commenced operations during the fourth quarter of 2001.

 Charge Related to the Impairment of Intangible Assets

      In the fourth quarter of 2001, the Company recorded
  a charge related to the impairment of intangible assets in connection with the
  CCG Acquisition of $3,617,000. During the fourth quarter, the Company made the determination to abandon the business acquired in the CCG Acquisition based on unprofitable sales, the disposition of substantially all physical assets related thereto, and the termination of employment of the previous officers of CCG.

Interest Expense

      Net interest expense for the year ended December
  31, 2001 was $1,636,000 compared to $1,662,000 for the prior year. Interest expense includes interest payable under the Company's revolving credit facility, its notes and capital lease obligations on equipment, as well as its note, supplemental note and debenture issues in connection with the CCG Acquisition. The slight decrease in interest expense reflects a decrease in debt obligations partially offset by higher effective interest rates on those debt obligations.

Income Taxes

      As a result of the loss for the year ended December
  31, 2001, the Company recorded a tax benefit of $1,811,000 as compared with a tax benefit of $2,543,000 for the year ended December 31, 2000, with a change in the effective tax rate to 36.8% in 2001 from 35.0% in 2000. This rate reflects an estimated tax benefit for the full year which considers the Company's estimated tax loss for the full year subject to an assessment of the recoverability of the resulting deferred tax asset considering its ability to carry such losses forward for tax purposes and the anticipated reversal of existing temporary differences.

Net (Loss) Income

     The net loss for the year ended December 31,
  2001 was $822,000 before the nonrecurring write off of intangibles ($2,286,000, net of taxes) related to the CCG Acquisition compared to a net loss of $2,481,000 for the year ended December 31, 2000 before asset impairment charges ($2,248,000, net of taxes). The decrease in the net loss is primarily due to implementation of several cost containment initiatives which have improved gross profit margins and have reduced other SG&A expenses.

Year Ended December 31, 2000 Compared to Year Ended December 31, 1999

Net Sales

      Net sales for the year ended December 31, 2000
  were $65,376,000 compared to $67,988,000 for the same period the prior year, representing a decrease of $2,612,000 or 3.8%. The $2,612,000 decline in revenues was due principally to lower than anticipated sales from existing and potential new customers in video, entertainment, and video software packaging. Additionally, the bankruptcy of one of the Company's largest customers also contributed to the reduction. Furthermore, decreased sales were partially the result of the
  Company's decision to eliminate low margin and unprofitable commercial sales in an effort to concentrate our resources on more profitable product lines within commercial and other categories. Historically, the Company has competed with independent manufacturers; however, in fiscal 2000, paper companies purchased two of the Company's largest competitors. This put the Company in the position of competing with significantly larger integrated manufacturers. In 2000, the
  Company's top ten customers accounted for 30% of revenues for the year as compared to 39% in 1999.

Gross Profit

      The Company recognized gross profit of $11,732,000
  (a 17.9% profit margin) for the year ended December 31, 2000, as compared to
  $17,290,000 (a 25.4% profit margin) for the prior year, representing a decrease of $5,559,000, or 32.1%. The Company's operating results were negatively affected by lower than expected sales volume, an increased cost structure and production inefficiencies associated with the expansion of our facilities and the acquisition of large format equipment. See "Subsequent Events" for further discussion. Also contributing to the reduction in gross profit was an increase in raw material costs which can only be partially passed on to customers, as well as costs associated with the closing of the Edgewood facility in 2000. The Company expected to receive its ISO 9001 certification during fiscal 2000, but has delayed the certification process until 2002. In the fourth quarter of 2000, the Company implemented a cost containment initiative. As part of this initiative, Disc negotiated more favorable pricing arrangements with several of its main suppliers.

Selling, General and Administrative Expenses

      Selling, general and administrative ("SG&A")
  expenses for the year ended December 31, 2000 were $13,883,000 (21.2% of net sales) compared to $12,360,000 (18.2% of net sales) for the prior year, an increase of $1,523,000. The increase in the dollar amount of SG&A was primarily due to an increase in bad debt expense, increased headcount and labor costs, as well as the amortization of goodwill associated with the CCG Acquisition.

Charge Related to Impairment of Long Lived Assets

      In the fourth quarter of 2000, the Company recorded
  a charge related to the impairment of long lived assets of $3,458,000. This charge is comprised of the write-off of goodwill associated with the closure of the Indiana facility and the write down of certain manufacturing equipment and a building to net realizable value, which was to be sold.

Interest Expense

      Net interest expense for the year ended December
  31, 2000 was $1,662,000 compared to $747,000 for the prior year. Interest expense included interest payable under the Company's revolving credit facility, its notes and capital lease obligations on equipment, as well as its note, supplemental note and debenture issued in connection with the CCG Acquisition. The increase in net interest expense was due to increased borrowings under the Company's revolving credit facility during the year for its capital improvement program, as well as a full year of interest expense on the note, supplemental note and debenture related to the CCG Acquisition.

Income Taxes

      As a result of the loss for the year ended December
  31, 2000, the Company recorded a tax benefit of $2,543,000 as compared to a provision for income taxes of $1,676,000 for the year ended December 31, 1999, with a change in the effective tax rate to 35% in 2000 from 40% in 1999.

Net (Loss) Income

      The net loss for the year ended December 31,
  2000 was $4,728,000, compared to a net income of $2,507,000 for the same period in the prior year, a decrease of $7,235,000. The decrease in net income was due to lower than expected sales volume, coupled with the increased cost structure associated with the expansion of our facilities to accommodate large format equipment, costs associated with closing the Edgewood facility, the impairment charge discussed above, and an increase in paper costs.

Liquidity and Capital Resources

      The SEC recently issued Financial Reporting
  Release No. 61, which sets forth the views of the SEC regarding enhanced disclosures relating to liquidity and capital resources. The information provided below about the Company's debt, credit facilities and future commitments is included here to facilitate a review of the Company's liquidity.

      The Company's total debt was $15,094,000 and
  $21,967,000 at December 31, 2001 and 2000, respectively. As discussed in Note
  7 to the consolidated financial statements, the Company's total debt of $15,094,000 at December 31, 2001 is due to be repaid as follows: in 2002 $1,280,000, in
  2003-2004 $9,944,000; in 2005-2006 $2,294,000; and thereafter, $1,576,000. Debt obligations due to be repaid in 2002 will be satisfied with operating cash flows.

      The Company's debt consists of both fixed and
  variable-rate instruments. At December 31, 2001 and 2000, fixed-rate debt constituted approximately 46% and 32% of its total debt, respectively. The increase in the percentage of fixed-rate debt was primarily due to repayment of revolving line of credit borrowing during 2001. The average interest rate on the Company's debt was approximately 7.2% and 9.0% at December 31, 2001 and 2000, respectively.

      The primary source of cash for the Company's
  business has been cash flow from operations and availability under the Company's revolving credit facility. Cash as of December 31, 2001 was $53,000 compared to $59,000 as of December 31, 2000. Net cash provided from operations for the year ended December 31, 2001 was $7,192,011 compared to $1,001,000 for the year ended December 31, 2000. The improvement in cash flows from operations is primarily attributable to the Company's critical focus on cash management resulting in a reduction in accounts receivable and inventory balances of $3,394,000 and improved use of trade credit. As of December 31, 2001, the company had working capital of $8,545,000 compared to $10,519,000 as of December 31, 2000.

      On June 1, 2001, following adoption by the Company
  of a consolidation plan, the Company amended its credit agreement with its primary lender (the "Credit Agreement"). This amendment established revised covenants to reflect the Company's 2001 projections and consolidation plan and had a maturity date of April 15, 2002, which was subsequently extended to July 31, 2002.

      On December 28, 2001 the Company and its primary
  lender signed an amendment to the Credit Agreement. The amendment establishes revised covenants, and includes the following changes to the Credit Agreement:
  (i) reduction in maximum borrowing under the revolving credit facility to $11,000,000, subject to a borrowing base formula based on eligible accounts receivable and inventory, (ii) change of maturity to a three year term with a five and six year amortization against machinery and real estate respectively, (iii) refinancing of two term loans currently financed by the primary lender, one secured by machinery and equipment and the other secured by real estate. As of December 31, 2001, the Company had $2,066,000 available under its revolving credit facility and was in compliance with all covenants.

      In connection with the Company's closure of
  its Indiana facility during the second quarter 2001, the Company has sold virtually all of the related machinery and equipment as of December 31, 2001. During 2001, the Company realized gross proceeds from the sale of machinery and equipment of $559,000 and used the proceeds primarily in paying down the related debt.
  As of December 31, 2001 the Indiana real estate remains unsold.

      As part of the Company's consolidation plan
  adopted in 2001, the Company planned to streamline operations by selling certain other equipment in an effort to realign its capacity. In connection with this consolidation initiative, the Company has written down the related equipment to net realizable value and recorded a charge of approximately $3,458,000 during fiscal year 2000. As of December 31, 2001 the equipment remains unsold and the
  Company is seeking potential buyers. By selling the equipment and further consolidating operations, the Company believes that it will achieve improved production efficiency, profitability and asset utilization. However, there can be no assurance that the Company's profit margins and competitive position will improve.

      As a result of the modifications to the Credit
  Agreement, the Company's realignment actions, and cost reduction initiatives, management believes that its profit potential and cash flow will be improved.
  Further, cash provided by operations and amounts available from its Credit Agreement are expected to be sufficient to meet the Company's cash requirements through the next fiscal year.

      As a result of the CCG Acquisition in 1999 and
  the purchase of approximately $9.6 million of additional manufacturing equipment over the past two years, the Company's total indebtedness and future debt service obligations have increased significantly from prior levels. The Company intends to fund these debt service obligations from operating cash flow in future periods, and believes that it will have sufficient funds to do so. In addition, proceeds from the sale of equipment and real estate discussed above will be utilized to pay down borrowings under the Company's debt agreements.

      The Company is obligated under capital leases
  for machinery and equipment. At December 31, 2001 and 2000, capital lease obligations were $132,000 and $1,127,000, respectively, and are scheduled to be fully paid in 2002.

      The Company leases its main operating facility
  from an entity owned by related parties of the Company. The lease is for a fifteen year term, expiring in 2007 and requires annual rental payments aggregating
  $348,000, plus payments for a share of maintenance, insurance and real estate taxes. The Company is also obligated under non-cancelable operating leases.
  Future minimum lease payments under these agreements is as follows: in 2002
  $1,308,000; in 2003-2004 $1,899,000; in 2005-2006 $1,666,000; and thereafter
  $808,000.

Inflation and Seasonality

      The Company has experienced certain inflationary
  increases in variable costs. The Company has continued to manage the impact of these cost increases by renegotiating supplier contracts that provide price protection and price roll-backs, as well as obtaining certain volume discounts through the purchase of larger quantities of raw material and improving manufacturing efficiencies, while providing the same high quality product at competitive prices.

      Historically, a portion of the Company's business
  has been moderately seasonal. The requirements of the home video, music and cosmetic markets for products to be delivered for the holiday season historically causes an increase in sales from August through October. See "Item 1. Business-Seasonality,"
  above.

New Accounting Pronouncement

      Effective January 1, 2000, the Company adopted
  SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities."
  This standard requires all derivative financial instruments be recorded on the consolidated balance sheet at their fair value as either assets or liabilities.
  Changes in the fair value of derivatives will be recorded each period in earnings or accumulated other comprehensive income, depending upon whether a derivative is designated and effective as part of a hedge transaction and, if it is, the type of hedge transaction.

      The Company has interest rate swaps to hedge
  a portion of its variable rate debt which are accounted for as qualifying cash flow hedges. As a result, during the year ended December 31, 2001, the Company recorded approximately $30,000 in losses in other comprehensive loss relating to the change in fair value of its cash flow hedges. At December 31, 2001, the fair value of such instruments was a net liability of approximately $30,000.

      In June 2001, the Financial Accounting Standards
  Board issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill
  and Other Intangible Assets." SFAS No. 141 requires the use of the purchase method of accounting for all business combinations initiated after June 30,
  2001, thereby eliminating the pooling-of-interests methods of accounting. SFAS
  No. 141 also addresses the recognition and measurement of goodwill and other intangible assets acquired in a business combination. The Company will adopt the provisions of SFAS No. 141 on January 1, 2002. Management does not believe the adoption of SFAS No. 141 will have a significant affect on the Company's consolidated financial position or results of operations. Upon adoption of SFAS
  No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment.
  Other intangible assets will continue to be amortized over their estimated useful lives. The Company will adopt the provisions of SFAS No. 142 on January 1, 2002.
  Based upon the Company's current amount of goodwill and qualifying intangible assets, management expects the adoption to reduce its fiscal 2002 annualized amortization expense, which is not deductible for tax purposes, by approximately
  $74,000.

      In August 2001, the SFAS issued SFAS No. 143,
  "Accounting for Asset Retirement Obligations," and SFAS No. 144, "Accounting
  for the Impairment or Disposal of Long-Lived Assets." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS
  No. 144 supersedes FASB Statement No. 121 and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the
  Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and
  Infrequently Occurring Events and Transactions," and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company is required to adopt SFAS No. 143 on January 1, 2003 and required to adopt SFAS
  No. 144 on January 1, 2002 and does not expect SFAS No. 143 and 144 to have a material impact on the Company's consolidated financial position or results of operations.

ITEM 7A.       Quantitative and Qualitative
  Disclosures About Market Risk

      The Company finances the purchase of production
  equipment and other capital expenditures through long-term debt and/or capital leases. A significant portion of the Company's long-term debt is its revolving line of credit under the Credit Agreement, which is exposed to changes in interest rates. As of December 31, 2001, the Company had approximately $5,994,000 of debt outstanding on its revolving line of credit. The stated or implicit rates on the Company's other borrowings, including capital leases, are generally fixed or in those instances where rates are variable, the Company generally fixes the rates through interest rate swap agreements. If current interest rates were to increase by 10%, the effect on the Company would be an additional annual expense of approximately $35,000.

      The Company does not have any sales, purchases,
  assets or liabilities denominated in currencies other than the U.S. dollar, and as such is not subject to foreign currency exchange rate risk.

ITEM 8.        Financial Statements and Supplementary
  Data

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Consolidated Financial Statements

  December 31, 2001 and 2000

  (With Independent Auditors' Report Thereon)

Report of Independent Accountants

To the Board of Directors

        and Stockholders

  of Disc Graphics, Inc.:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Disc
  Graphics, Inc. and its subsidiaries (the "Company") at December 31, 2001, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

  New York, New York

  January 31, 2002

-F1-

Independent Auditors' Report

The Board of Directors

        and Stockholders

  Disc Graphics, Inc.:

We have audited the accompanying consolidated balance sheet of Disc Graphics,
  Inc. and subsidiaries as of December 31, 2000, and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Disc Graphics, Inc.
  and subsidiaries as of December 31, 2000, and the results of their operations and their cash flows for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

  Melville, New York

  February 2, 2001, except for

  Notes 5 and 16, which are as of April 13, 2001

-F2-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Consolidated Balance Sheets

  December 31, 2001 and 2000

2001

2000

Assets

Current assets:

Cash
$
52,780

$
59,489

    Accounts receivable, net of allowance for doubtful
accounts

of $1,280,000 and $1,498,000, respectively

9,484,793

12,343,062

Inventories

1,430,316

2,695,377

Prepaid expenses and other current assets

341,850

355,626

Income taxes receivable

1,072,551

1,281,284

Deferred income taxes

2,990,000

2,037,000

Total current assets

15,372,290

18,771,838

    Plant and equipment, net (including $5,025,000
of assets held

for sale at December 31, 2001)

14,380,367

16,782,729

Goodwill, net of amortization of $418,000

and $867,000, respectively

695,431

5,293,688

    Covenants not to compete, net of amortization
of $364,000 in 2000

----

736,236

Security deposits and other assets

324,806

334,168

Investment in joint venture

472,947

225,000

Total assets
$
    31,245,841
—————

$
    42,143,659
—————

Liabilities and Stockholders' Equity

Current liabilities:

Current maturities of long term debt
$
1,279,761

$
1,458,290

    Current maturities of capitalized lease obligations
payable

131,759

710,485

Accounts payable and accrued expenses

5,416,077

6,083,982

Total current liabilities

6,827,597

8,252,757

Long term debt, less current maturities

13,813,929

20,509,060

    Capitalized lease obligations payable, less current
maturities

----

416,634

Deferred income taxes

2,024,595

1,247,000

Total liabilities

22,666,121

30,425,451

Commitments and Contingencies (Note 12)

Stockholders' equity:

Preferred stock:

    $.01 par value;authorized 5,000 shares;
no shares issued and outstanding

----

----

Common stock:

    $.01 par value; authorized 20,000,000 shares;
issued 5,548,761 shares

55,488

55,488

Additional paid-in capital

5,009,671

5,009,671

Retained earnings

3,577,535

6,685,012

8,642,694

11,750,171

Less:

Treasury stock, at cost, 30,519 shares

(31,963
)

(31,963
)

Other comprehensive income

(31,011
)

----

Total stockholders' equity

8,579,720

11,718,208

Total liabilities and stockholders' equity
$
    31,245,841
—————

$
    42,143,659
—————

See accompanying notes to Consolidated Financial
  Statements

-F3-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Consolidated Statements of Operations

  Years ended December 31, 2001, 2000 and 1999

2001

2000

1999

Net sales
$
52,672,074

$
65,376,090

$
67,987,941

Cost of sales

42,078,495

53,644,234

50,697,468

Gross profit

10,593,579

11,731,856

17,290,473

Operating Expenses:

Selling and shipping

4,687,162

7,572,868

6,804,982

General and administrative

5,098,388

6,310,521

5,555,369

Asset impairment charge

3,616,855

3,458,000

----

Loss on disposal of equipment

97,088

----

----

Operating (loss) income

(2,905,914
)

(5,609,533
)

4,930,122

Interest expense, net

1,635,724

1,661,956

747,202

Equity in loss of joint venture

377,053

----

----

(Loss) Income before provision for income taxes

(4,918,691
)

(7,271,489
)

4,182,920

(Benefit) provision for income taxes

(1,811,214
)

(2,543,000
)

1,676,000

Net (loss) Income
$
(3,107,477
)

(4,728,489
)

2,506,920

—————

—————

—————

Net (loss) Income per share:

Basic
$
(0.56
)

(0.86
)

0.45

—————

—————

—————

Diluted
$
(0.56
)

(0.86
)

0.45

—————

—————

—————

Weighted average number of shares outstanding

Basic

5,518,242

5,518,269

5,518,361

Diluted

5,518,242

5,518,269

5,540,265

See accompanying notes to Consolidated Financial
  Statements

-F4-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Consolidated Statements of Stockholders' Equity

  Years ended December 31, 2001, 2000 and 1999

Additional

Other

Preferred Stock

Common Stock

paid in

Retained

Treasury

Comprehensive

Shares

Amount

Shares

Amount

capital

earnings

Stock

Income

Total

    Balance,
December 31, 1998

----

$ ----

5,548,761

$55,488

5,009,671

8,906,581

(31,336

)

----

13,940,404

    Purchase of
Treasury Stock

----

----

----

----

----

----

(270

)

----

(270

)

Net Income

----

----

----

----

----

2,506,920

----

----

2,506,920

    Balance,
December 31, 1999

----

----

5,548,761

55,488

5,009,671

11,413,501

(31,606

)

----

16,447,054

    Purchase of
Treasury Stock

----

----

----

----

----

----

(357

)

----

(357

)

Net Loss

----

----

----

----

----

(4,728,489
)

----

----

(4,728,489
)

    Balance,
December 31, 2000

----

----

5,548,761

55,488

5,009,671

6,685,012

(31,963

)

----

11,718,208

    Change in Fair Value of Derivatives Accounted for
as Hedges

----

----

----

----

----

----

----

(31,011

)

(31,011

)

Net Loss

----

----

----

----

----

(3,107,477
)

----

----

(3,107,477
)

Total Comprehensive Income 2001

----

----

----

----

----

(3,107,477

)

----

(31,011

)

(3,138,488

)

    Balance,
December 31, 2001

          ----
———

      $    ----
———

      5,548,761
—————

      $55,488
———

      5,009,671
—————

      3,577,535
—————

      (31,963
———

)

      (31,011
—————

)

      8,579,720
—————

See accompanying notes to consolidated financial
  statements.

  -F5-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

Consolidated Statements of Cash Flows

  Years ended December 31, 2001, 2000 and 1999

2001

2000

1999

Cash flows from operating activities:

Net (loss) income
$
(3,107,477
)
$
(4,728,489
)
$
2,506,920

    Adjustments to reconcile net (loss) income to net
cash provided by operating activities:

Depreciation and amortization

2,730,631

3,623,455

2,477,667

Deferred income tax (benefit) expense

(175,405
)

(1,277,000
)

127,000

Provision for doubtful accounts

729,089

940,324

422,721

Asset impairment charge

3,616,855

3,458,000

----

    Loss on sale of assets related
to consolidation of Edgewood facility

----

258,770

----

Equity in loss of equity investment

377,053

----

----

Loss on disposal of equipment

97,088

----

----

    Changes in assets and liabilities, net of the
effect of business acquired:

Accounts receivable

2,129,180

296,278

(210,400
)

Inventory

1,265,061

1,732,997

(1,857,906
)

Prepaid expenses and other current assets

13,776

(75,747
)

(46,677
)

Accounts payable and accrued expenses

(698,918
)

(2,058,098
)

1,641,772

Income taxes payable

208,733

(1,871,388
)

(225,848
)

Security deposits and other assets

6,345

701,998

(302,272
)

Net cash provided by operating activities

7,192,011

1,001,100

4,532,977

Cash flows from investing activities:

Capital expenditures

(396,420
)

(9,179,655
)

(5,722,182
)

Purchase of net assets of business acquired

----

(7,500
)

(3,581,806
)

Investment in joint venture

(625,000
)

(225,000
)

----

Proceeds from sale of equipment

558,500

596,340

----

Net cash used in investing activities

(462,920
)

(8,815,815
)

(9,303,988
)

Cash flows from financing activities:

(Repayments) proceeds of long-term debt

(5,740,440
)

10,497,250

6,356,356

Principal payments of capital lease obligations

(995,360
)

(2,765,220
)

(1,485,857
)

Purchase of treasury stock

----

(357
)

(270
)

Net cash (used in) provided by financing activities

(6,735,800
)

7,731,673

4,870,229

Net (decrease) increase in cash

(6,709
)

(83,042
)

99,218

Cash at beginning of year

59,489

142,531

43,313

Cash at end of year
$
52,780

$
59,489

$
142,531

—————

—————

—————

See accompanying notes to Consolidated Financial
  Statements

-F6-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

(1)

Summary of Significant Accounting Policies

(a)

Description of Business

    Disc Graphics, Inc. and subsidiaries (the "Company") operates in one business segment: printing and manufacturing of paperboard packaging. The Company's customers include music, home video, pharmaceutical and general consumer products companies. The Company's business has historically been moderately seasonal. This seasonality has primarily been the result of the music and home video products which are sold between August and October for the holiday season.

(b)

Principles of Consolidation

     The consolidated financial statements include the financial statements of the Company and its wholly-owned subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.

(c)

Revenue Recognition

     The Company recognizes revenue from products shipped when risk of loss and title transfers to its customers.

(d)

Cash Equivalents

     For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. There were no cash equivalents in
2001, 2000 and 1999.

(e)

Inventories

     Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

(f)

Property, Plant and Equipment

     Plant and equipment are recorded at cost. Depreciation and amortization are charged to operations using the straight-line method over the following estimated useful lives:

Building

30 years

Machinery and equipment

3 to 11 years

Furniture and fixtures

3 to 7 years

Automobiles and trucks

3 to 5 years

Leasehold improvements

2 to 10 years

-F7-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

     Assets under capital leases and leasehold improvements are amortized over the lesser of the term of the lease or the estimated life of the asset, depending upon the provisions of the lease.

(g)

Goodwill

     Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line basis over a period of 15 years. The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows. The assessment of the recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved. In connection with the abandonment of the Contemporary Color Graphics, Inc. ("CCG") acquisition, related goodwill and covenant not to compete of $3,616,855 was written off in 2001.

(h)

Income Taxes

     Income taxes are accounted for under the asset and liability method.
      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(i)

Net Income (Loss) Per Share

     Basic earnings per share are computed by dividing income (loss) available to common stockholders (which, for the Company, equals its net income (loss))
      by the weighted average number of common shares outstanding during the period.
      Diluted earnings per share reflect the potential dilution that would occur if all securities exercisable or exchangeable for or convertible into shares of common stock that were outstanding during the period, such as stock options, and convertible debentures, were exercised or converted into shares of common stock. The computation of weighted average shares outstanding used in the calculation of diluted earnings per share does not include shares of common stock that would be issuable upon the convertible debenture, because the conversion rate of such debentures exceeded the market price of the Company's common stock during the relevant periods. In 2001, the computation of diluted earnings per share does not include incremental shares issuable upon the exercise of stock options since the Company experienced a loss. Total options outstanding as of December 31, 2001 were 222,146.

-F8-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(j)

Stock Option Plan

     The Company records compensation expense for employee stock options only if the current market price of the underlying stock exceeds the exercise price on the date of the grant. The Company has elected not to implement the fair value based accounting method for employee stock options, but has elected to disclose the pro forma net earnings and pro forma earnings per share for employee stock option grants as if such method had been used to account for stock-based compensation cost.

(k)

    Impairment of Long Lived Assets and Long Lived Assets to Be Disposed
Of

     The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted estimated future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

      Due to the closure of the Company's Indiana facility and the planned sale of certain equipment and a building during fiscal 2001, the Company has written down certain long lived assets based on the related fair values less costs to sell (see Note 16). As of December 31, 2001, $5,025,000 of net property, plant and equipment is expected to be sold.

(l)

Comprehensive Income

     Other comprehensive income represents the change in stockholders' equity resulting from transactions other than stockholder investments and distributions.
      The Company's comprehensive income includes net income and changes in the fair value of derivative instruments.

(m)

Use of Estimates

     Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period to prepare these financial statements in conformity with generally accepted accounting principles, including the estimated proceeds upon sale of equipment and a building described in Note 17, the amount of the allowance for doubtful accounts, projected future cash flows utilized in assessing the recoverability of long lived assets and the amortization period for goodwill. Actual results could differ from those estimates.

-F9-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(n)

New Accounting Pronouncements

     Effective January 1, 2000, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard requires all derivative financial instruments be recorded on the consolidated balance sheet at their fair value as either assets or liabilities. Changes in the fair value of derivatives will be recorded each period in earnings or accumulated other comprehensive income, depending upon whether a derivative is designated and effective as part of a hedge transaction and, if it is, the type of hedge transaction.

      The Company has interest rate swaps to hedge a portion of its variable rate debt which are accounted for as qualifying cash flow hedges. As a result, during the year ended December 31, 2001, the Company recorded approximately
      $30,000 in losses in other comprehensive loss relating to the change in fair value of its cash flow hedges. At December 31, 2001, the fair value of such instruments was a net liability of approximately $30,000.

      In June 2001, the Financial Accounting Standards Board issued SFAS No. 141,
      "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible
      Assets." SFAS No. 141 requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001, thereby eliminating the pooling-of-interests methods of accounting. SFAS No. 141 also addresses the recognition and measurement of goodwill and other intangible assets acquired in a business combination. The Company will adopt the provisions of SFAS No. 141 on January 1, 2002. Management does not believe the adoption of SFAS No. 141 will have a significant affect on the Company's consolidated financial position or results of operations. Upon adoption of SFAS No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment.
      Other intangible assets will continue to be amortized over their estimated useful lives. The Company will adopt the provisions of SFAS No. 142 on January
      1, 2002. Based upon the Company's current amount of goodwill and qualifying intangible assets, management expects the adoption to reduce its fiscal
      2002 annualized amortization expense, which is not deductible for tax purposes, by approximately $74,000.

      In August 2001, the SFAS issued SFAS No. 143, "Accounting for Asset Retirement
      Obligations," and SFAS No. 144, "Accounting for the Impairment or Disposal
      of Long-Lived Assets." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 144 supersedes FASB
      Statement No. 121 and the accounting and reporting provisions of APB Opinion
      No. 30, "Reporting the Results of Operations - Reporting the Effects of
      Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently
      Occurring Events and Transactions," and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company is required to adopt SFAS No. 143 on January 1, 2003 and required to adopt
      SFAS No. 144 on January 1, 2002 and does not expect SFAS No. 143 and 144 to have a material impact on the Company's consolidated financial position or results of operations.

-F10-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(2)

    Acquisition of Contemporary Color Graphics, Inc.

      On July 1, 1999, the Company acquired substantially all of the assets and certain liabilities of Contemporary Color Graphics, Inc., a New York based commercial printer, for $3,500,000 in cash at closing, a promissory note in the amount of $1,000,000, a supplemental note in the amount of $1,000,000, convertible debentures in the amount of $600,000 and assumed debt of approximately
      $1,200,000, subject to adjustment. See Note 8 for further information regarding the notes, debentures and debt assumed. The Company paid the cash portion of the purchase price from borrowings under its revolving credit facility.
      The acquisition was accounted for using the purchase method of accounting and in accordance with generally accepted accounting principles.

      The total purchase price, including transaction costs of $89,000 and $185,000 relating to the valuation of certain net assets, was allocated to the fair value of the assets acquired and liabilities assumed. The purchase price allocation resulted in goodwill of $5,451,300 and covenants not to compete of $1,000,000. The principal amount due on the promissory note and convertible debentures on August 1, 2000 and 2001 of $320,000 and $640,000, respectively, were not paid because minimum sales amount required under the asset purchase agreement were not achieved for the year's ended June 30, 2000 and 2001, respectively. In addition, as a result of the sales shortfall, the remaining balances of the promissory note and convertible debenture was reduced by an additional $84,000 in 2000 and $493,220 in 2001. As a result of the downward adjustment, goodwill was also reduced accordingly in the amount of $404,000 in 2000 and $1,133,220 in 2001. In the fourth quarter of 2001, the Company made the determination to abandon the CCG Acquisition, and accordingly recorded a charge for the write off of all intangible assets in the amount of $3,617,000.

      In March 2000, the Company announced that it would close its Edgewood facility
      (the former CCG facility) and consolidate its operations with its Hauppauge,
      New York facility. In connection with the consolidation, the Company recorded a charge of $324,000, principally relating to a loss on the sale of equipment.

      In July 2001, CCG and its former owners commenced a lawsuit against the
      Company for principal and interest payments allegedly due on August 1, 2000 under the terms of the $1 million note and the $600,000 convertible debentures.
      The Company believes that no payments are currently due to the former owners of CCG since the minimum sales levels discussed above were not achieved.
      Under the terms of a subordination agreement executed by CCG in favor of the Company's lender, CCG may not pursue its claim without the consent of the Company's lender, which consent has been refused.

(3)

    Supplemental Cash Flow Information

      The following is supplemental information relating to the consolidated statements of cash flows:

2001

2000

1999

Cash paid during the year for:

Interest

$1,452,796

1,562,496

737,073

Income taxes

$ 78,679

605,388

1,774,848

-F11-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(4)

Inventories

Inventories consist of the following:

2001

2000

Raw materials
$
922,331

1,517,370

Work-in-process

270,249

844,808

Finished goods

237,736

333,199

$
     1,430,316
————

     2,695,377
————

(5)

Property, Plant and Equipment

Property, plant and equipment consist of the following:

2001

2000

Land and building
$
550,000

550,000

Machinery and equipment

24,944,779

27,637,361

Furniture and fixtures

2,199,882

2,146,523

Leasehold improvements

2,759,992

2,743,373

Automobiles and trucks

196,353

268,450

30,651,006

33,345,707

    Less accumulated depreciation
and amortization

13,919,956

13,399,978

    Reserve for loss on sale of
equipment and building

2,350,683

3,163,000

$
     14,380,367
————

     16,782,729
————

 Depreciation and amortization expense of property, plant, and equipment amounted to $2,730,631, $2,118,815 and $2,076,563 for the years ended December 31, 2001,
  2000, and 1999, respectively.

-F12-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(6)

Accounts Payable and Accrued Liabilities

    Accounts payable and accrued liabilities at December 31, 2001 and 2000 consisted of the following:

2001

2000

Accounts payable and accrued accounts payable
$
2,291,057

2,297,973

Accrued payroll and other employee benefits

1,854,540

2,399,112

Accrued vacation

363,207

402,330

Accrued commissions

101,617

374,929

Accrued other

805,656

609,638

$
     5,416,077
————

     6,083,982
————

(7)

Long Term Debt

Long Term Debt is summarized as follows:

2001

2000

Revolving line of credit (a)
$
5,994,413
$
12,809,131

Wells Fargo Equipment Finance, Inc. (b)

2,722,235

2,989,600

Orix Financial Services, Inc. (c)

2,030,752

----

GE Capital Public Finance (d)

1,158,233

1,471,375

People's Capital and Leasing Corp. (e)

878,502

1,138,269

Promissory Note (f)

----

716,000

Supplemental Note (g)

1,208,250

1,124,950

Convertible Debenture (h)

62,780

480,000

Secured equipment financing note (i)

627,900

759,900

Mortgage payable (j)

410,625

478,125

15,093,690

21,967,350

Less current maturities

1,279,761

1,458,290

$
    13,813,929
————

    20,509,060
————

-F13-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(a)

     In February, 1997, the Company entered into a financing agreement with
      Key Bank, N.A., now known as the Dime Savings Bank of New York, FSB, as amended on December 1, 1998 and June 22, 2001 (the "Credit Agreement").
      On December 28, 2001 the Company and its primary lender signed an amendment to the Credit Agreement. The amendment establishes revised covenants, and includes the following changes to the Credit Agreement: (i) reduction in maximum borrowing under the revolving credit facility to $11,000,000, subject to a borrowing base formula based on eligible accounts receivable and inventory,
      (ii) change of maturity to a three year term with a five and six year amortization against machinery and real estate, respectively, and (iii) refinancing of two term loans currently financed by the primary lender, one secured by machinery and equipment and the other secured by real estate. The Credit
      Agreement bears interest at the bank's base rate plus 1%. At December 31,
      2001 the base rate plus 1% was 5.75%. The Credit Agreement is secured by substantially all of the Company's unsecured assets.

(b)

     Secured equipment financing note payable to Wells Fargo Equipment Finance,
      Inc. payable in 96 monthly installments of $43,799 including interest at a fixed rate of 9%.

(c)

     Secured equipment financing note payable to Orix Financial Services,
      Inc. payable in 84 monthly installments of $36,430 including interest at a fixed rate of 9.2%.

(d)

     Secured equipment financing note payable to GE Capital Public Finance payable in 60 monthly installments of $34,273 including interest. Interest is variable, calculated at a rate of 1.50% plus LIBOR. The dollar amount of payments will not change with fluctuations in the interest rate. An adjustment is made at the end of each three-month period and the subsequent installment payment is adjusted accordingly.

(e)

     Secured equipment financing note payable to People's Capital and Leasing
      Corp. payable in 84 monthly installments of $18,134 including interest at a fixed rate of 9%.

(f)

     In connection with the acquisition of CCG, the Company issued a $1,000,000 promissory note. Principal on the promissory note must be paid in three annual installments commencing on August 1, 2000. Interest at a rate of
      8.33% per annum on the note is paid quarterly. The principal amounts of this note and the debentures referred to below are subject to downward adjustment if CCG does not meet certain minimum revenue levels. In the event such levels are not met and the principal amounts are reduced, goodwill will be adjusted accordingly.

      The principal amount due on the promissory note on August 1, 2000 and 2001 of $200,000 and $400,000, respectively, were not paid because minimum sales amounts for the years ended June 30, 2000 and 2001, respectively, required under the asset purchase agreement were not achieved. In addition, as a result of the sales shortfall, the remaining balance of the promissory note was reduced by an additional $84,000 in 2000 and $316,000 in 2001.

-F14-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(g)

     In connection with the acquisition of CCG, the Company issued a $1,000,000 supplemental note. Principal on the supplemental note must be paid in two annual installments commencing on August 1, 2003. Interest at a rate of
      8.33% per annum on the note must be paid on each principal payment date.
Interest accrued on the supplemental note as of December 31, 2001 is $208,250.

(h)

     In connection with the acquisition of CCG, the Company issued a $600,000 convertible debenture. The convertible debenture must be paid in three annual installments commencing on August 1, 2000. Interest at a rate of 8.33% per annum on the note is paid quarterly. The former shareholders of CCG have the right to convert the debentures into shares of the Company's common stock, not less than 30 days before any principal or interest payment date at a rate of one share for every $5.50 of principal or interest.

      The principal amount due on the convertible debentures on August 1, 2000 and 2001 of $120,000 and $240,000, respectively, were not paid because minimum sales amounts required for the years ended June 30, 2000 and 2001, respectively, under the asset purchase agreement were not achieved. In addition, as a result of the sales shortfall, the remaining balance of the convertible debenture was reduced by an additional $177,220.

(i)

     Secured equipment financing note payable to a bank, payable in monthly installments ranging from $10,300 in 2000 to $13,500 in 2004, plus interest, with a final balloon payment of $200,100 due December 1, 2004. Interest is variable, calculated at a rate of 1.75% points below the bank's current index rate, which was 4.75% at December 31, 2001. The interest rate for this note was 3.00% at December 31, 2001.

(j)

     In connection with the acquisition of Benham, the Company obtained a mortgage loan with a lending institution in the amount of $675,000 for the building and land acquired. The mortgage loan is payable in monthly installments of $5,625 plus interest, with a final balloon payment of $219,375 due December
      1, 2004. Interest is calculated at the bank's base rate plus 1%. This mortgage loan is secured by a first lien on the premises and an assignment of rents and leases on the premises.

    Proceeds from the sale of equipment and a building, as discussed in Note 17, will be used to pay down long term debt.

      The aggregate maturities of long-term debt outstanding as of December 31 for each of the five years subsequent to 2001, including amounts outstanding under the Credit Agreement, are as follows: $1,279,761 in 2002; $2,024,726 in 2003; $7,918,956 in 2004; $1,329,861 in 2005; $964,082 in 2006; and $1,576,304
      thereafter.

      As a result of the modifications to the Credit Agreement and the Company's cost reduction initiatives, management believes cash provided by operations and amounts available from its Credit Agreement are expected to be sufficient to meet the Company's cash requirements through the next fiscal year.

(8)

Leases

     The Company is obligated under several capital leases for certain machinery and equipment that expire at various dates during the next year. At December
      31, 2001 and 2000, the gross amount of plant and equipment and related accumulated amortization recorded under capital leases were as follows:

 -F15-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

2001

2000

Machinery and equipment
$
1,156,263

3,627,339

Less accumulated amortization

535,857

1,571,474

$
    620,406
————

    2,055,865
————

 The Company occupies its premises pursuant to a lease with a related party expiring December 31, 2007, with a five year renewal option (see note 12). The lease provides for annual rentals, as defined, payable monthly, as well as payments for a share of maintenance, insurance, and real estate taxes. The Company is also obligated under various non-cancelable equipment leases.

 Rent expense under operating leases for the years ended December 31, 2001,
  2000 and 1999 was $1,629,354, $1,841,268, and $1,178,058, respectively.

 Future minimum lease payments under non-cancelable operating leases (with initial remaining lease terms in excess of one year) and the present value of future minimum capital lease payments as of December 31, 2001 are:

    Capital
Leases

    Operating
Leases

Year ending December 31:

2002
$
135,504
$
1,307,858

2003

----

1,019,352

2004

----

879,800

2005

----

839,439

2006

----

872,016

2007 and thereafter

----

807,641

Total minimum lease payments

135,504
$

      5,681,106
————

    Less amount representing interest
(at rates ranging from 7.25% to 8.75%)

3,745

Net principal portion

131,759

Less portion due within one year

131,759

Long-term portion
$
    0
————

-F16-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(9)

Stockholders' Equity

(a)

Stock Options

     Pursuant to the Company's 1995 Incentive Stock Option Plan (the "Plan"),
      an aggregate of 500,000 shares of the Company's Common Stock are reserved for issuance upon the exercise of options granted pursuant to the Plan.
      Officers, key employees, directors and certain consultants and advisors to the Company are eligible to participate in the Plan. The Plan may issue incentive stock options and nonqualified stock options. Options are granted at the market price on the date of grant and expire in five or ten years.
      The duration of any option granted under this Plan must be fixed by the
      Incentive Stock Option Committee in its sole discretion and no option may be exercised until at least six months after the date of grant. At December
      31, 2001, there were 277,854 additional shares available for grant under the Plan.

Changes in options outstanding are as follows:

Shares

    Weighted-average
exercise price

Outstanding December 31, 1998
301,429

$
3.96

Granted

2,000

3.06

Forfeited

(1,573
)

4.50

Outstanding December 31, 1999
301,856

3.97

Granted

2,000

3.04

Forfeited

(63,010
)

4.63

Outstanding December 31, 2000
240,846

3.78

Granted

2,000

1.44

Forfeited

(20,700
)

4.09

Outstanding December 31, 2001
    222,146
———

3.73

Exercisable at December 31, 2001
    222,146
———

$
     3.73
———

The exercise price of options exercisable as of December 31, 2001 was from
  $1.44 to $4.50.

 The weighted average remaining life of options outstanding as of December
  31, 2001, was 4.84 years.

 The assumptions used in determining the weighted average fair value of options granted are as follows:

-F17-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

2001

2000

1999

Weighted average fair value
$
1.44

3.04

3.06

Divided yield

----

----

----

Risk free interest rate

4.92
%

6.56
%

4.70
%

Stock volatility

222
%

179
%

56
%

Expected option life

10.00

10.00

10.00

 The Company applies APB Opinion No. 25 in accounting for its Plan and, accordingly, no compensation cost has been recognized for its stock options in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net income would have been reduced to the pro forma amounts indicated below:

2001

2000

1999

Net income (loss):

As reported
$
(3,107,477
)

(4,728,489
)

2,506,920

Pro forma
$
(3,109,293
)

(4,781,476
)

2,395,469

Net income (loss) per share:

As reported: basic and diluted
$
(.56
)

(.86
)

.45

Pro forma: basic and diluted
$
(.56
)

(.87
)

.43

(b)

Warrants

     In connection with the Company's merger with its predecessor, warrants to purchase 1,000,000 shares of Common Stock were issued at exercise prices ranging from $7.00 to $10.00. These warrants expire on November 9, 2002.

(10)

Income Taxes

     The (benefit of) provision for income taxes for the years ended December
31, 2001, 2000 and 1999 consists of the following:

2001

2000

1999

Current

Federal
$
(1,347,214
)

(990,000
)

1,268,000

State

(290,000
)

(276,000
)

281,000

(1,637,214
)

(1,266,000
)

1,549,000

-F18-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

Deferred:

Federal

(156,000
)

(1,240,000
)

82,000

State

(18,000
)

(37,000
)

45,000

(174,000
)

(1,277,000
)

127,000

$
    (1,811,214
————
)

    (2,543,000
————
)

    1,676,000
————

     The (benefit of) provision for income taxes for the years ended December
      31, 2001, 2000, and 1999 differed from the amounts computed by applying the Federal income tax rate of 34% primarily as a result of state and local income taxes, net of Federal income tax benefits.

      The tax effects of temporary differences that give rise to a significant portion of the net deferred tax asset (liability) at December 31, 2001 and
2000 are as follows:

2001

2000

Deferred tax assets:

Inventory valuation
$
54,000

47,000

Allowance for doubtful accounts
487,000

509,000

Uniform cost capitalization for inventory
25,000

47,000

Accrued vacation
87,000

110,000

Accrued salaries and commissions
22,000

31,000

Net operating loss carryforward
1,202,000

----

Reserve for asset impairment
1,176,000

1,176,000

Investment tax credit carryforwards and others
835,000

974,000

Total deferred tax assets
3,888,000

2,894,000

Less valuation allowance
(898,000
)

(857,000
)

Net deferred tax assets
2,990,000

2,037,000

Deferred tax liability:

Accelerated depreciation for tax purposes
(2,024,595
)

(1,247,000
)

Net deferred tax asset
$
    965,405
————

    790,000
————

-F19-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

     The valuation allowance for deferred tax assets as of December 31, 2001 and 2000 was $898,000 and $857,000, respectively. The net change in the total valuation allowance for the year ended December 31, 2001 was an increase of $41,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.
      Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, as well as the availability of carryback claims, management believes that it is more likely than not the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2001.

      At December 31, 2001, the Company has available New York State investment tax credit carryforwards aggregating approximately $1,455,000 expiring through
2016.

(11)

Related Party Transactions

     The Company leases one of its operating facilities from an entity which is owned by several officers, directors and stockholders of the Company.
      The lease is for a fifteen year term expiring in 2007 and requires minimum annual rental payments of $348,000. Rentals paid to the entity were $348,000 in each of the years ended December 31, 2001, 2000 and 1999, and a security deposit of $115,000 paid on the lease is included in security deposits and other assets at December 31, 2001.

(12)

Commitments and Contingencies

     The Company was party to consulting agreements, as amended, to provide three of its shareholders a minimum annual consulting fee of $37,333 which expired on August 31, 2001. The aggregate expense under these agreements was $74,665 in 2001 and $111,999 in each of the years ended December 31,
      2000 and 1999.

      The Company has entered into a joint venture agreement with two other entities for the purpose of acquiring and operating a facility to produce reinforced folding cartons. Initial funding of $225,000 is included in "Security Deposits and Other Assets" in the accompanying consolidated balance sheet as of December
      31, 2001. The Company was obligated to fund an additional $625,000 which was made in 2001.

-F20-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

(13)

Benefit Plans

     The Company maintains an Employee 401(k) Savings Plan. The plan is a defined contribution plan which is administered by the Company. All employees are eligible for voluntary participation upon the first day of the month following their employment commencement date. The plan provides for growth in savings through contributions and income from investments. It is subject to the provisions of the Employee Retirement Income Security Act of 1974
      (ERISA), as amended. Plan participants are allowed to contribute a specified percentage of their base salary. The Company had matched the participants'
      contributions up to a maximum of 3% of compensation. As of July 1, 2001, the Company discontinued matching the participants' contributions. The costs related to the plan approximated $144,000, $322,000, and $224,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

(14)

Fair Value of Financial Instruments

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying values of all financial instruments classified as current assets or current liabilities are deemed to approximate fair value because of the short maturity of these investments. In the opinion of management, the fair values of long-term debt and capital leases are not materially different from their carrying values based on the related interest rates compared to rates currently available to the Company.

(15)

Business and Credit Concentrations

     Most of the Company's customers are located in the United States. No one customer accounted for more than 10% of the Company's sales for 2001,
      2000, and 1999. At December 31, 2001 and 2000, three customers (aggregating
      18%) and three customers (aggregating 20%) each accounted for more than
      5% of the net accounts receivable balance, respectively.

      The Company generally grants credit based upon analysis of the customer's financial position and previously established buying and selling patterns.

(16)

Asset Impairment Charge

     As a result of weakening sales in the fourth quarter of 2000 and first quarter of 2001, the Company approved a plan to close its Indiana facility and sell certain manufacturing equipment during March 2001. In connection with this plan, the Company reassessed the recoverability of the related long-lived assets. This reassessment resulted in the recording of a non-cash charge of $3,458,000 during the fourth quarter of 2000. The Company wrote-off the remaining goodwill relating to the acquisition of the Indiana facility of $295,000. In addition, the Company estimated a loss of $3,163,000 in connection with the sale of certain manufacturing equipment and a building.
      The amount of the loss was estimated based on information received from equipment manufacturers and brokers and is subject to change based on the proceeds the Company realizes upon the actual sale of the related equipment and a building.

-F21-

DISC GRAPHICS, INC.

  AND SUBSIDIARIES

  Notes to Consolidated Financial Statements

  (continued)

     In the fourth quarter of 2001, the Company recorded a charge related to the impairment of intangible assets in connection with the CCG acquisition of $3,617,000. During the fourth quarter, the Company made the determination to abandon the business acquired in the CCG Acquisition based on unprofitable sales, the disposition of substantially all physical assets related thereto, and the termination of employment of the previous Officers of CCG.

(17)

Unaudited Quarterly Financial Information

     The following is a summary of unaudited quarterly operating results for fiscal 2001 and 2000 (in thousands, except per share amounts):

2001

    First
Quarter

    Second
Quarter

    Third
Quarter

    Fourth
Quarter

Net sales
$
13,789

13,024

13,775

12,084

Gross profit
2,466

2,153

3,232

2,743

Net (loss) income
(744
)

(869
)

322

*(1,818
)

Net (loss) income per share:

Basic and diluted
    (.13
———
)

    (.16
———
)

    .06
———

    (.33
———
)

2000

    First
Quarter

    Second
Quarter

    Third
Quarter

    Fourth
Quarter

Net sales
$
16,572

15,595

17,804

15,405

Gross profit
2,894

1,845

3,299

3,694

Net (loss) income
(545
)

(1,291
)

360

*(2,532
)

Net (loss) income per share:

Basic and diluted
    (.10
———
)

    (.23
———
)

    (.07
———
)
    (.46
———
)

     Net income per share calculations for each of the quarters are based on weighted average numbers of share outstanding in each period. Therefore, the sum of the quarters in a year does not necessarily equal the year's earnings per share.

      Certain amounts from previous quarters have been reclassified to conform with the fourth quarter 2001 classifications.

      * Includes a $2,286,000 and $2,248,000 (net of tax) asset impairment charge for 2001 and 2000, respectively, (see Note 17).

-F22-

DISC GRAPHICS, INC.

  SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

Col. A.
Col. B.
Col. C.
Col. D.
Col. E.
Col. F.

Classification
    Balance at
      Beginning
of Period
    Charged to
      Cost and
      Expense

Deduction(1)

Other
    Balance at
      End of
Period

    For the year ended
      December 31, 1999:
         Allowance for
doubtful accounts

$ 1,332,000

$ 423,000

$ (337,000)

$ 1,418,000

    For the year ended
      December 31, 2000:
         Allowance for
doubtful accounts

$ 1,418,000

$ 940,000

$ (860,000)

$ 1,498,000

    For the year ended
      December 31, 2001:
        Allowance for
doubtful accounts

$ 1,498,000

$ 729,000

$ (947,000)

$ 1,280,000

____________________

  1  Deductions relate
  to uncollectible accounts charged off to valuation accounts, net of recoveries.

 -F23-

ITEM 9.

    Changes in and Disagreements With Accountants on Accounting and Financial
Disclosure

     On October 12, 2001, the Company dismissed its independent accountant
      KPMG LLP ("KPMG"), effective immediately. This decision was approved by the Audit Committee Meeting of the Company's Board of Directors. On October
      12, 2001, the Company engaged PricewaterhouseCoopers LLP ("PWC") as its new independent accountant and auditor. This decision was approved by the
      Audit Committee of the Board of Directors of the Company.

      The reports of KPMG on the Company's consolidated financial statements as of December 31, 2000 and 1999 and for each of the years then ended did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's fiscal years ended December 31, 2000 and 1999 and subsequent interim periods to October 12, 2001, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The Company requested KPMG to furnish it with a letter addressed to the
      Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in this Form 8-K. A copy of such letter, dated October 19, 2001, was filed as an Exhibit to the Company's Current
      Report on Form 8-K filed with the Commission on October 19, 2001 and incorporated herein by reference.

PART III

      In accordance with General Instruction G(3)
  to Form 10-K, except as indicated in the following sentence, the information called for by Items 10, 11, 12 and 13 is incorporated by reference to the Registrant's definitive Proxy Statement pursuant to Regulation 14A for the Registrant's 2002
  Annual Meeting of Stockholders. As permitted by General Instruction G(3) to
  Form 10-K and Instruction 3 to Item 401(b) of Regulation S-K, the information on executive officers called for by Item 10 is included in Part I of this Annual
  Report.

PART IV

ITEM 14.
     Exhibits, Financial Statement Schedules and Reports on Form
8-K

(a)

Documents filed with this Report:

(1)

     Financial Statements. (See Item 8 above.) Disc Graphics, Inc. Consolidated
      Financial Statements for each of the three years in the three-year period ended December 31, 2002.

(2)

    Financial Statement Schedules. (See Item 8 above.)
Schedule II - Valuation and Qualifying Accounts

(3)

    Exhibits:    See Exhibit Index included elsewhere in this
Report.

(b)

     On October 19, 2001, the Company filed a Report on Form 8-K reporting the dismissal of its independent accountant, KPMG LLP, and the engagement of PricewaterhouseCoopers LLP as its new independent accountant.

(c)

    Exhibits.   See Exhibit Index included elsewhere in
this Report.

(d)

    Financial Statement Schedules.   See Items 8 and 14(a)(2)
above.

EXHIBIT INDEX

Exhibit

Description

2

     Agreement and Plan of Merger dated as of May 8, 1995 between the Registrant and Old Disc (filed as Exhibit 2.1 to the Form S-4 Registration Statement,
Amendment No. 1 dated August 31, 1995 [File No. 33-94068]).*

2.1

    Asset Purchase Agreement dated as of July 1, 1999, by and among the Registrant,
      Contemporary Color Graphics, Inc. ("CCG") and the shareholders of CCG named therein (filed as Exhibit 2.1 to the Registrant's Form 8-K dated July 1,
1999 and incorporated herein by reference).*

2.2

    Promissory Note dated July 1, 1999, made by the Registrant to CCG in the principal sum of $1.0 million (filed as Exhibit 2.2 to the Registrant's
Form 8-K dated July 1, 1999 and incorporated herein by reference).*

2.3

    Supplemental Note dated July 1, 1999, made by the Registrant to CCG in the principal sum of $1.0 million (filed as Exhibit 2.3 to the Registrant's
Form 8-K dated July 1, 1999 and incorporated herein by reference).*

2.4

    Security Agreement dated July 1, 1999 between the Registrant and CCG (filed as Exhibit 2.4 to the Registrant's Form 8-K dated July 1, 1999 and incorporated herein by reference).*

2.5

    Agreement of Amendment dated July 1, 1999, between KeyBank National Association and the Registrant (filed as Exhibit 2.5 to the Registrant's Form 8-K dated
July 1, 1999 and incorporated herein by reference).

3.1

    Restated Certificate of Incorporation of the Registrant (filed as Exhibit
      4.a to the Current Report on Form 8-K dated October 27,1995, as amended by the Form 8-K/A Amendment No. 1 thereto).*

3.2

    Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to
Form 8-A, filed June 21, 1996).*

4.1

    Redeemable Warrant Agreement between the Registrant and American Stock
      Transfer & Trust Company, as warrant agent, including the form of Certificates representing the Class A Warrants (filed as Exhibit 4.3 to the Form S-1
Registration Statement, declared effective November 9, 1993 [File No. 33-62980]).*

4.2

     Form of Merger Warrants, with Schedule indicating particular terms of each of 60 individual warrants (filed as Exhibit 4.f to the Current Report on Form 8-K dated October 27, 1995, as amended by the Form 8-K/A Amendment
No. 1 thereto).*

4.3

     1995 Incentive Stock Option Plan (filed as Exhibit 4.5 to the Form S-4
      Registration Statement, Amendment No. 1 dated August 31, 1995 [File No.
33-94068]).*

4.4

     Agreement dated as of October 27, 1995 between certain stockholders of the Registrant and certain stockholders of Old Disc, a New York corporation
      (filed as Exhibit 4.h to the Current Report on Form 8-K dated October 27,
1995, as amended by the Form 8-K/A Amendment No. 1 thereto).*

4.5

    Form of certificate evidencing shares of Common Stock (filed as an Exhibit to the Registration Statement on Form S-1, File No. 33-62980 declared effective on November 9, 1993).*

4.6

     Option to purchase 50,000 shares in favor of Jeffrey J. Bowe, dated October
      24, 1997 (filed as an Exhibit to the Registrant's Form 10-K for the fiscal year ended December 31, 1997).*

4.7

     Convertible Debenture due July 1, 2002, issued by the Registrant to CCG on July 1, 1999, in the principal amount of $600,000 (filed as Exhibit 4.1 to the Registrant's Form 8-K dated July 1, 1999 and incorporated herein by reference).*

9.1

     Voting and Registration Rights Agreement dated October 30, 1995 among the Registrant and its shareholders listed in Exhibit 1 thereto (filed as
      Exhibit 4.b to the Current Report on Form 8-K dated October 27, 1995, as amended by the Form 8-K/A Amendment No.1 thereto).*

10.1

    Security Agreement dated February 26, 1997 between the Registrant and
      KeyBank National Association (filed as Exhibit 10.a to Registrant's Form
10-K for the fiscal year ended December 31, 1996).*

10.2

     Purchase Agreement dated as of May 17, 1996, by and among Registrant,
      Pointille, Inc. and the shareholders of Pointille (filed as Exhibit 2 to the Current Report on Form 8-K dated May 18, 1996).*

10.3

    Form of Indemnification Agreement between RCL and the directors and officers of the Registrant (filed as an Exhibit to the Registration Statement on
Form S-1, File No. 33-62980, declared effective on November 9, 1993).*

10.4

    Management Agreement between RCL and RCL Capital Partners, Inc., formerly
      RCL Management Corp., dated October 1, 1992 (filed as an Exhibit to the
      Registration Statement on Form S-1, File No. 33-62980, declared effective on November 9, 1993).*

10.5

    Agreement of Lease, dated as of December 1, 1992 between Registrant and
      Horizon Equity Partners, LP (filed as an Exhibit to the Registration Statement on Form S-4, File No. 33-94068 declared effective on October 30, 1995).*

10.6

    Agreement of Lease, dated as of September 15, 1993 between Registrant and Everis Realty Corp. (filed as an Exhibit to the Registration Statement on Form S-4, File No. 33-94068 declared effective on October 30, 1995).*

10.7

    7Agreement of Lease, dated as of June 14, 1995 between Disc Graphics Label
      Group, Inc. and Kertzner Associates, Ltd. (filed as an Exhibit to the Registration
      Statement on Form S-4, File No. 33-94068, declared effective on October
30, 1995).*

10.8

    Form of Employment Agreement, dated June 28, 1995, between Registrant and Donald Sinkin (filed as an Exhibit to the Registration Statement on
Form S-4, File No. 33-94068 declared effective on October 30, 1995).*

10.9

    Form of Employment Agreement, dated June 28, 1995, between Registrant and John A. Rebecchi (filed as an Exhibit to the Registration Statement on Form S-4, File No. 33-94068 declared effective on October 30, 1995).*

10.10

    Form of Employment Agreement, dated June 28, 1995, between Registrant and Stephen Frey (filed as Exhibit to the Registration Statement on Form
S-4, File No. 33-94068 declared effective October 30, 1995).*

10.11

     Asset Purchase Agreement between Registrant and Benham Press, Inc. dated as of September 19, 1997 (filed as an Exhibit to the Registrant's Form 10-K for the fiscal year ended December 31, 1997).*

10.12

     Employment Agreement between Registrant and Jeffrey J. Bowe dated as of October 24, 1997 (filed as an Exhibit to the Registrant's Form 10-K for the fiscal year ended December 31, 1997).*

10.13

     $675,000 Mortgage and Security Agreement between Registrant and KeyBank
      National Association dated January 16, 1998 (filed as Exhibit "10.M" to the Registrant's Form 10-K for the fiscal year ended December 31, 1997).*

10.14

     Amended and Restated Credit Agreement dated December 1, 1998 between the Registrant and KeyBank National Association (filed as Exhibit "10.N"
to the Registrant's Form 10-K for the fiscal year ended December 31, 1998).*

10.15

     Borrower's Confirmation of Security Agreement dated December 1, 1998 between the Registrant and KeyBank National Association (filed as Exhibit
      "10.O" to the Registrant's Form 10-K for the fiscal year ended December
31, 1998).*

10.16

     Assignment and Assumption, dated as of January 1, 2000 between Allied
Digital Technologies Corp., Registrant and Lee Halpern and Larry Halpern.*

10.17

     Second Amendment to Commercial Lease, dated as of February 16, 2000 between
Registrant and William S. Pine and Lisa Pine Trust u/d/t.*

10.18

     Extension and Expansion Agreement Lease, dated as of February 17, 2000 between Registrant and Kerzner Associates Limited.*

10.19

     Sublease, dated as of January 1, 2000 between Registrant and Banco Union,
New York Agency.*

10.20

     Amendment No. 2 to Amended and Restated Credit Agreement, dated December
      1, 1998, between the Registrant and the Dime Savings Bank of New York, FSB
f/k/a KeyBank National Association.*

10.21

     Borrower's Confirmation of Security Agreement dated February 25, 2000, between the Registrant and The Dime Savings Bank of New York, FSB, f/k/a
KeyBank National Association.*

10.22

     Supplemental Revolving Credit Note dated July 10, 2000, between the Registrant and The Dime Savings Bank of New York, FSB, f/k/a KeyBank National Association.*

10.23

     Installment Promissory Note and Security Agreement dated December 29,
2000 between the Registrant and Pinnacle Capital Corporation ("PCC").*

10.24

     Installment Promissory Note and Security Agreement dated December 29,
2000 between the Registrant and Peoples Capital and Leasing Corp. ("People's").*

10.25

     Installment Promissory Note and Security Agreement dated January 9, 2001 between the Registrant and Pinnacle Capital Corporation ("PCC").*

10.26

     Amendment No. 4 and waiver to Credit Agreement dated June 1, 2001 between the Registrant and the Dime Savings Bank of New York, FSB f/k/a KeyBank
National Association.*

10.27

     Amendment No. 6 to the Credit Agreement dated December 28, 2001 between the Registrant and the Dime Savings Bank of New York, FSB f/k/a KeyBank
National Association.**

16.1

    Letter of KPMG LLP, dated October 19, 2001 to the U.S. Securities and
Exchange Commission.*

21.1

Subsidiaries of the Company.*

23.1

Consent of Independent Accountants (PricewaterhouseCoopers LLP).**

23.2

Consent of Independent Accountants (KPMG LLP).**

25.1

Power of Attorney (included in the signature page of this Report).**

_________________________

   *Document previously filed and incorporated herein by reference.

**Document filed herewith.

Signatures and Power of Attorney

      Pursuant to the requirements of Section 13 or
  15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

    DISC GRAPHICS, INC.

March 1, 2002
    By:   /s/ Donald Sinkin
      Donald Sinkin, Chairman of      the Board, Chief
      Executive      Officer and President      (Principal
Executive Officer)

      KNOW ALL PERSONS BY THESE PRESENTS, that each
  person whose signature appears below does hereby constitute and appoint Donald
  Sinkin and Margaret M. Krumholz or any of them, with full power to act, his or her attorney-in-fact, with the power of substitution for him or her in any and all capacities, to sign any or all amendments to this report, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities
  Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature

Title

Date

    /s/ Donald Sinkin
Donald Sinkin

      Chairman of the Board, Chief
      Executive Officer and President
(Principal Executive Officer)

March 1, 2002

    /s/ Stephen Frey
Stephen Frey

      Senior Vice President of Operations
      Secretary and Director
(Principal Operating Officer)

March 1, 2002

    /s/ Margaret Krumholz
Margaret Krumholz

      Chief Financial Officer and Senior
      Vice President of Finance
(Financial Officer and Principal Accounting Officer)

March 1, 2002

    /s/ John Rebecchi
John Rebecchi

      Senior Vice President Marketing
      and New Business Development

March 1, 2002

    /s/ Daniel Levinson
Daniel Levinson

      Director

March 1, 2002

    /s/ Seymour W. Zises
Seymour W. Zises

      Director

March 1, 2002

     /s/ Mark L. Friedman
Mark L. Friedman

      Director

    March 1, 2002


APPENDIX D-2

[December 31, 2001  10-K/A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 10-K/A

(Mark One)

[  X  ]   Annual report pursuant to
       Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended December 31, 2001

or

[      ]  Transition report pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934

For the transition period from _____ to _____

Commission file number 0-22696

DISC GRAPHICS, INC.

(Exact Name of Registrant as specified in its charter)

     Delaware (State or other jurisdiction
of incorporation or organization)
13-3678012 (IRS Employer Identification No.)

10 Gilpin Avenue, Hauppauge,
New York	11788

(Address of Principal
Executive Offices)	(Zip Code)

Registrant's telephone number,
including area code:	(631) 234-1400

 Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Name of each
exchange on which registered

None	None

 Securities registered pursuant to Section 12(g) of the
Act:

Common Stock,
$.01 par value

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange
Act of 1934 during the preceding 12 months (or for such shorter period that the
Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [ X ] No [ ]

Indicate by check mark if disclosure of delinquent filers
pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [ X ]

At April 26, 2002, the aggregate market value of the voting and non-voting stock held by non-affiliates of Registrant was approximately $4,002,295, based on the closing price of the Common Stock on the Nasdaq Stock Market on that date.

At April 26, 2002, the Registrant had outstanding 5,518,242 shares of Common
Stock, $.01 par value per share.

EXPLANATORY NOTE: This Form 10-K/A Amendment No. 1 is being filed in order to include information required by Part III, Items 10 - 13, originally intended to be incorporated by reference to the information to be included in the
Registrant's proxy statement for its 2002 Annual Meeting of Stockholders, which information is required to be filed as an amendment to the Registrant's Form
10-K because the Registrant does not expect to file its definitive proxy statement within the required 120 days of the end of its fiscal year end.

 PART III

Item 10.     Directors and Executive Officers of the
Registrant

     The following table sets forth information with respect to the Company's directors and executive officers as of April 1, 2002.

Name

Age

Position with the Company

Donald Sinkin

54

Chairman, Chief Executive Officer and
President and a Director

Stephen Frey

48

Senior Vice President of Operations and
Secretary and a Director

John Rebecchi

47

 Senior Vice President of Marketing
and a Director

Margaret Krumholz

42

  Senior Vice President of Finance
and Chief Financial Officer

Mark L. Friedman

54

Director

Daniel A. Levinson

41

Director

Seymour W. Zises

49

Director

              Donald Sinkin has been Chairman of the
Board, President and Chief Executive Officer and a Director of the Company since 1986. He also serves as a director and the President and Chief Executive Officer of Disc Graphics Label Group, Inc., Four Seasons
Litho, Inc. and Cosmetic Sampling Technologies, Inc., all of which are wholly-owned subsidiaries of the Company. Mr.
Sinkin joined the predecessor to the Company as Pre-Press Supervisor in 1977 and became Plant Manager in 1982. Prior to joining the Company, he helped start-up and manage Rutgers Packaging, a division of Queens Group, Inc. d/b/a Queens Litho.
Mr. Sinkin also serves as a director and the President of Horizon Equities, Inc., a New York corporation controlled by him ("Horizon Equities"), and is the managing member of Spring Hollow Holding, LLC, a New York limited liability company.

              Stephen Frey has been the Senior Vice President of Operations of the Company since 1998, the Secretary of the
Company and its predecessor since 1988, and a director of the Company and its predecessor since 1986.  Between 1986 and
August 1998, Mr. Frey was the Vice President of Operations of the Company and its predecessor. Mr. Frey also serves as a director, Vice President and Secretary of Disc Graphics Label Group, Inc., a director and the Vice President and
Secretary of Four Seasons Litho, Inc., and a director and the Vice President of Operations of Cosmetic Sampling
Technologies, Inc., all of which are wholly-owned subsidiaries of the Company. Mr. Frey joined the predecessor to the
Company in its Pre-Press Department in 1978, became the Supervisor of that department in 1983, and established the
Production and Planning Department in 1985. Mr. Frey served as Chief Operating Officer from 1991 to 1995. Prior to joining the Company, Mr. Frey held various management positions with Kordet Color Corporation and Terrace Litho. Mr. Frey also serves on the Board of Directors of the Association of Graphic Communication, a trade organization, as director and
Secretary of Horizon Equities and the managing member of Stephen Ashley, LLC, a New York limited liability company.

              John Rebecchi has been the Senior Vice President of Marketing of the Company since 1998 and a director since October 1995. Between October
1995 and August 1998, Mr. Rebecchi was the Company's Vice President of Sales.
Between October 1995 and January 1996, he also served as the Company's Chief
Financial Officer. Between 1988 and October 1995, Mr. Rebecchi was Vice
President of Marketing and Chief Financial Officer of the Company's predecessor.
He also serves as Vice President and a director of Disc Graphics Label Group,
Inc. and of Four Seasons Litho, Inc. and Vice President of Sales and a director of Cosmetic Sampling Technologies, Inc., all of which are wholly-owned subsidiaries of the Company. Mr. Rebecchi joined the Company's predecessor in its accounting department and in 1983 became the Controller. He took a brief leave of absence between 1985 and 1988, when he rejoined the Company's predecessor. He also serves as a director and the Vice President and Treasurer of Horizon Equities, as the managing member of Tin Box Holding, LLC, a New York limited liability company, and as a director and the President of 92-37 Metro
Corp., a New York corporation formed for the purpose of acquiring real estate, which was closed December 31, 2001.

              Daniel A. Levinson has been a director of the Company since 1991.
He is also a director of two of the Company's
subsidiaries, Disc Graphics Label Group, Inc. and Cosmetic Sampling Technologies, Inc. In 1998, Mr. Levinson founded Colt
Capital Group, a niche provider of investment capital, resources and support to small and mid-size growing companies.
Between 1988 and 1998, Mr. Levinson was a group executive of Holding Capital Management Corp., a stockholder of the
Company engaging in activities similar to those of Colt Capital Group. See "Security Ownership of Certain Beneficial
Owners and Management," below.

              Seymour W. Zises has been a director of the Company and its predecessor since 1992, and was a Vice President and Treasurer from August 1992 until
October 1995. He is currently President and Chief Executive Officer of Family
Management Corporation, a registered investment advisory firm in New York City, which he established in 1989. Additionally, Mr. Zises is the President and Chief
Executive Officer of Family Management Securities, LLC, a registered broker-dealer.

              Mark L. Friedman has been a director of the Company since April 1996 and was a Vice President, Secretary and director of RCL Capital Corp., which acquired the Company's predecessor in 1995, from August 1992 until October 1995.
He has been a Managing Partner of Constellation Partners, LLC,  an investment and merchant banking firm, since September 2001. From February 1995 to
April 1999 he was counsel to the law firm of Baer Marks & Upham LLP. From
January 1993 through January 1995 he was counsel to the law firm of Proskauer
Rose LLP. From 1982 through January 1993 he was (individually or through a professional corporation) a partner of the law firm of Shea & Gould. From July
1996 to July 1997, Mr. Friedman served as corporate secretary of a private company which in July 1997 filed a voluntary petition under Chapter 11 of the
United States Bankruptcy Code.

              Margaret M. Krumholz is Senior Vice President of Finance and Chief Financial Officer of the Company. Ms. Krumholz
joined the Company's predecessor in 1994 and served as Controller until 1996 when she was elected Chief Financial
Officer. She was elected Senior Vice President of Finance in August 1998. Prior to joining the Company, Ms. Krumholz held various financial and accounting positions, including Corporate Finance Manager for General Foods Baking Company, and
received her C.P.A. while employed with PricewaterhouseCoopers, LLP.

Section 16(a) Beneficial Ownership Reporting Compliance

                   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and certain stockholders owning more than 10% of any class of the Company's equity securities ("10%
Stockholders") to file reports with the SEC indicating their ownership of securities of the Company and any changes in such ownership. Executive officers, directors and 10% Stockholders are required to provide copies of these reports to the Company. Based on a review of copies of all such reports filed with respect to fiscal 2001, as well as certain written representations provided to the
Company by executive officers, directors and certain 10% Stockholders, the
Company believes that all such reports required to be filed with respect to fiscal 2001 have been filed in a timely manner.

Item 11.      Executive Compensation

Summary of Compensation

              The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer and the Company's other named executive officers (as such term is defined under rules promulgated under the Securities
Exchange Act of 1934) during 2001 who were officers as of December 31, 2001
(collectively, the "Named Executives") for their services to the Company and its subsidiaries during fiscal 1999, 2000 and 2001:

 Summary Compensation Table

Long-Term Compensation

Annual Compensation
Awards

Payouts

 Name and
Principal Position

Year

Salary($)

Bonus ($)(1)

 Other Annual Compensation
        ($)

Restricted Stock Awards

Securities Underlying Options/ SARs(#)

Long Term Incentive Plan Payouts($)

All Other Compensation ($) (2)

Donald Sinkin,

2001

$263,625

$0

$0

$0

$0

$0

$26,250

Chairman,

2000

315,004

0

0

0

0

0

26,849

President and

1999

289,400

115,760

0

0

0

0

26,090

Chief
Executive
Officer

Stephen Frey,

2001

$181,034

$0

$0

$0

$0

$0

$8,377

Senior Vice

2000

206,468

0

0

0

0

0

9,489

President of

1999

185,220

74,088

0

0

0

0

7,669

Operations

John Rebecchi,

2001

$195,531

$0

$0

$0

$0

$0

$9,773

Senior Vice

2000

194,500

0

0

0

0

0

14,737

President of

1999

185,220

74,088

0

0

0

0

15,563

Marketing

Margaret Krunholz,

2001

$175,672

$0

$0

$0

$0

$0

$14,025

Senior Vice

2000

179,800

0

0

0

0

0

16,605

President of

1999

171,150

68,460

0

0

0

0

15,461

Finance and Chief Financial Officer

----------------------------

(1)
 For Messrs. Sinkin, Frey and Rebecchi, the total bonus amounts shown in this column were payable under the employment agreements described below under "Employment Contracts and Termination of Employment and Change in
                                                       Control
Arrangements."

(2)
 For fiscal 2001, all Other Compensation includes: (a) $18,789, $5,000, $5,967, $2,847 of premiums paid by the
          Company for certain life and disability insurance policies for Messrs. Sinkin, Frey, Rebecchi, and Ms. Krumholz
           respectively; (b) Company contributions under the Company's 401(k) Retirement Plan of $3,261, $1,757, $2,456,
            $2,178 to Messrs. Sinkin, Frey, Rebecchi and Ms. Krumholz respectively; and (c) miscellaneous car allowances for each named
executive.

Employment Contracts and Termination of Employment and Change-in-Control
Arrangements

                The Company is party to employment agreements dated as of June 28, 1995 with each of Messrs. Sinkin, Frey and
   Rebecchi. Each agreement provides for an annual base salary, annual salary increases calculated with reference to the
  Consumer Price Index ("CPI"), bonus compensation based on the Company's performance (as measured by its gross revenues and its earnings before interest, taxes, depreciation and amortization), and a monthly car allowance. Bonuses under
  these agreements cannot exceed 100% of an employee's base salary. If in any year the Company does not meet the specific performance requirements set forth in these agreements, the Company will be obligated to pay, in lieu of bonus
     compensation, incentive compensation pursuant to a management incentive plan. The amounts paid to each of Messrs.
   Sinkin, Frey and Rebecchi under his employment agreement are set forth above in the "Summary Compensation Table." In addition, the Company will pay a fee to each of these executives for any
    Company loans which they have personally guaranteed. Each of these employment agreements also provides for continued payments of salary, bonus and incentive
  compensation for two years in the event of the death, disability or termination without cause of the officers party to these agreements. These agreements require the executives to dedicate substantially all of their business time to the
  Company's affairs. The agreements terminated on December 31, 2001 in accordance with their terms; however, the Company and the executives have agreed to continue their employment relationships under the terms of the employment agreements
                                        until otherwise terminated by either party.

               The Company has also entered into an employment agreement dated December 15, 1998 with Margaret M. Krumholz. The agreement with Ms. Krumholz provides for an annual base salary, annual salary increases calculated with reference to the
   Consumer Price Index, bonus compensation based upon the Company's performance
   (as described above in relation to the employment contracts with Messrs.
   Sinkin, Frey and Rebecchi), and monthly car, gas and cellular telephone allowances.  Her agreement also provides for the payment of salary, incentive compensation and bonus for two years following her death, disability or discharge without cause, which includes a change of control, among other things. This agreement terminated on December 31, 2001 in accordance with its terms; however, the
 Company and Ms. Krumholz have agreed to continue their employment relationship under the terms of this employment agreement until otherwise terminated by either party.

1995 Incentive Stock Option Plan

               In 1995, the Company adopted the Disc Graphics, Inc. 1995 Incentive
 Stock Option Plan (the "1995 Stock Incentive Plan") in order to advance the interests of the Company by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by key employees and directors of, and consultants to, the Company and its subsidiaries upon whose judgment and keen interest the Company is largely dependent for the successful conduct of its operations. The 1995 Stock Incentive Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal
  Revenue Code of 1986, as amended (the "Code"), non-qualified stock options not meeting the
 requirements                                           of Section 422 of the
                                                        Code, stock appreciation
                                                        rights, restricted
                                                        stock, performance
                                                        grants and other types
                                                        of awards.

                 The 1995 Stock Incentive Plan, which is administered by the
  Incentive Stock Option Committee of the Board of Directors (currently comprised of Mark L. Friedman and Daniel Levinson), authorizes the granting of options to purchase
 up to a maximum of 500,000 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted
      at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant, and non-qualified stock options may be granted at an exercise price determined by the Incentive Stock Option Committee. If any award under the 1995 Stock Incentive Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new
  awards.   As of April 26, 2002, the Company had
                                        outstanding options to purchase an
                                        aggregate of 365,163 shares of Common
                                        Stock under the 1995 Stock Incentive
                                        Plan.

Option/SAR Grants

                 The following table describes the options to purchase shares of
  Common Stock granted to the Named Executives during fiscal 2001 and the potential value of such options at the end of their terms, assuming certain levels of stock
                                                    price appreciation:

Option/SAR Grants in Fiscal 2001

Individual Grants

Potential Realizable Value
                 at  Assumed Annual Rates of Stock  Price Appreciation
for Option Term (1)(2)

Name

 Number of
Securities Underlying Options/SARs Granted (#)

% of total Options/SARs Granted to Employees in
Fiscal Year (3)

Exercise or Base price ($/share)

Expiration Date

5% ($)

10%($)

Donald Sinkin

N/A

N/A

N/A

N/A

N/A

N/A

Stephen Frey

N/A

N/A

N/A

N/A

N/A

N/A

John Rebecchi

N/A

N/A

N/A

N/A

N/A

N/A

Margaret M. Krumholz

N/A

N/A

N/A

N/A

N/A

N/A

(1)
     All options are either incentive or non-qualified stock options granted under the Company's 1995 Incentive Stock Option Plan. All options were granted with an exercise price greater than or equal to the fair market value on the date of grant.

(2)
      Potential realizable values reflect the difference between the option exercise price on the date of grant and the fair market value of the
         Company's Common Stock at the end of the option term, assuming 5% and
         10% compounded annual appreciation of the stock price from the date of grant until the expiration of the option. The 5% and 10% appreciation rates are assumed pursuant to rules promulgated by the SEC and do not reflect actual historical or projected rates of appreciation of the
         Common Stock. The foregoing values do not reflect appreciation actually realized by the Named Executives. See "Option/SAR Exercises and
Values," below.

(3)
     For purposes of calculating these percentages, the total number of options granted to all employees in fiscal 2001 was 0.

Option/SAR Exercises and Values

                      The following table provides certain information concerning the exercise of stock options during 2001 and the value of unexercised options to purchase shares of Common Stock and SAR's held by the Named Executives as of
December 31, 2001.

Aggregated Option/SAR Exercises in Fiscal 2001 and

                        Fiscal Year End Option/SAR Values

                                                                    Number of                       Value of
                                                              Securities Underlying                Unexercised
                                                                   Unexercised                    In-the-Money
                                                                 Options/SARs at                 Options/SARs at
                                                               Fiscal Year End (#)           Fiscal Year End ($)(1)
                                                          ---------------------------------------------------------------

                      Shares         Value       Exercisable   Unexercisable    Exercisable    Unexercisable
                    Acquired on    Realized($)
Name                Exercise(#)
----                -----------   ------------   -----------   -------------    -----------    -------------

Donald Sinkin          0              N/A            0              0               0               0

Stephen Frey           0              N/A            0              0               0               0

John Rebecchi          0              N/A            0              0               0               0

Margaret M. Krumholz   0              N/A       50,000              0               0               0

------------------

(1)
            The fair market value per share of Common Stock on December
                   31, 2001 was $1.17 based on the closing price on the Nasdaq
                   National Market System on December 31, 2001 which was the
last trading day of the year.

Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

                      As indicated above, Messrs. Sinkin, Levinson and Zises served as members of the Compensation Committee during the 2001 fiscal year. Mr. Sinkin is the Chairman of the Board, President and Chief Executive Officer of the
 Company and Director and the President and Chief Executive Officer of Disc Graphics Label Group, Inc., Cosmetic Sampling
              Technologies, Inc. and Four Seasons Litho, Inc., all wholly owned subsidiaries of the Company.

                      The Company leases a 55,000 square foot building in Hauppauge, New York from Horizon Equities L.P., a
     Delaware limited partnership ("Horizon") under a 15 year lease that will terminate on December 31, 2007. Horizon
    Equities, Inc., the corporate general partner of Horizon, is owned by Messrs. Sinkin, Frey and Rebecchi, executive officers and directors of the Company, and one other employee of the Company. The limited partners of Horizon include, among others, Holding Capital Management Corp. (which owns more than five percent of the Company's outstanding shares of
    Common Stock) and one of its affiliates, and Investment Services Corp., an affiliate of Mr. Levinson. The aggregate payments made by the Company in 2001 for rental of the building were
  $348,000. The Company believes that the terms of the building lease are at least as favorable to the Company as the terms for an equivalent lease which could have been
                                         obtained from unaffiliated third parties.

Report of the Compensation Committee on Executive Compensation

               The compensation of the Company's executive officers is generally determined by either the Board of Directors or the Compensation Committee of
    the Board of Directors, subject to approval by the Board of Directors, and subject to
       applicable employment agreements. See "Compensation of Executive Officers -- Employment and Change in Control
 Arrangements." Each member of the Compensation Committee, except for Donald Sinkin, is a director who is not an employee of the Company or any of its affiliates.

General Policies

                The Company's compensation programs are intended to enable the
   Company to attract, motivate, reward and retain the management talent required to achieve its corporate objectives, and thereby increase shareholder value. It is the
  Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's businesses. To attain these
  objectives,                                    the Company's executive
                                                 compensation program includes a
                                                 competitive base salary, cash
                                                 incentive bonuses and
                                                 stock-based compensation.

              Stock options are granted to employees, including the Company's executive officers, by the Incentive Stock Option Committee under the
   Company's 1995 Incentive Stock Option Plan. The Committee believes that stock options provide an
 incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Incentive stock options are awarded with an exercise price equal to the market value of
   Common
  Stock on the date of grant, and all options have a maximum term of ten years and generally become exercisable not less than six months from the date of grant. Among the Company's executive officers, the number of shares subject to options
 granted to each individual generally depends upon the level of that officer's responsibility. Subsequent to the adoption of the Company's 1995 Incentive
   Stock Option Plan, the largest grants generally have been awarded to the most senior
  officers who, in the view of the Incentive Stock Option Committee, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor
                    in determining the size of any executive's stock option award in a particular year.

Relationship of Compensation to Performance

                  The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to the Company's executive officers during the coming
      year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by the Company,
  and
 qualitative                                           factors bearing on an
                                                       individual's experience,
                                                       responsibilities,
                                                       management and leadership
                                                       abilities, and job
                                                       performance.

                For fiscal 2001, pursuant to the terms of their employment agreements with the Company, Donald Sinkin, Stephen
    Frey, John Rebecchi, and Margaret Krumholz each received a base salary. See "Compensation of Executive Officers --
   Employment Contracts and Termination of Employment and Change in Control
  Arrangements." During fiscal 2001, a salary reduction of 30% was implemented for Donald Sinkin as well as a salary reduction of 20% for each of Stephen
  Frey, John
                        Rebecchi, and Margaret Krumholz.

Compensation of Chief Executive Officer

                For fiscal 2001, pursuant to the terms of his employment agreement with the Company, Donald Sinkin received an annual base salary. See "Compensation of Executive Officers -- Employment Contracts and Termination of Employment and
  Change in Control Arrangements." In light of this employment agreement, the Compensation Committee was not required to make any decision regarding the cash compensation of Mr. Sinkin.

Compensation Committee
  Daniel Levinson
  Donald Sinkin
Seymour W. Zises

Directors' Compensation

                     Directors who are officers of the Company receive no additional compensation for serving on the Board or any Board committee. For 2001, the
    Company paid an annual fee to certain non-employee directors of $10,000 each for
     service on the Board, plus $500 for each committee meeting attended. Accordingly, the Company paid $11,500 to Mr.
 Friedman and $11,000 to Mr. Zises in 2001. Pursuant to the 1995 Incentive Stock Option Plan, the Company has also agreed to grant annually to each member of the Incentive Stock Option Committee for service on that Committee an option to purchase 1,000 shares of Common Stock on January 1 of each year. This arrangement will terminate in 2005, in accordance with the 1995 Incentive Stock Option Plan. On January 1, 2001, the
  Company granted to Mr. Friedman and Mr. Levinson an
   option to purchase 1,000 shares of Common Stock at an exercise price of
   $1.4375 per share, which was the fair market value of the Common Stock at the time of grant. These options vested on July 1, 2001 and will expire on
   December 31,
                                      2010.

Company Performance Graph

                 The following chart compares changes in the cumulative total shareholder return on Disc Graphics' stock from December 31, 1995 through
   December 31, 2001 to those of all United States companies listed in the
   Nasdaq Stock Market
 (the                    "Nasdaq Stock Market Index"), and to a peer group of
                         United States companies in the printing, publishing and
                         allied industries that are listed in the Nasdaq Stock
                         Market (the "Peer Group").

               The Company's Common Stock began trading on the OTC Bulletin Board on
 November 19, 1993, and the average of the bid and asked prices on that date was
 $4.375. The performance graph below was prepared by Zacks Investment
 Research.

 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                   AMONG DISC GRAPHICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

                    AND A PEER GROUP THROUGH DECEMBER 31, 2001

December 31,

           _________________________________________________________

                     1996       1997     1998    1999      2000       2001
                     ----       ----     ----    ----      ----       ----

Disc Graphics, Inc.  $ 100     $218.24  $215.21  $148.51  $  69.71   $  56.74

Market Index         $ 100     $122.48  $172.68  $320.90  $ 193.02   $ 153.16

Peer Group           $ 100     $126.22  $135.27  $157.62  $ 143.86   $ 139.70

-------------------

*
Assumes $100 invested on December 31, 1996 in the Company's Common Stock, the
         Nasdaq Stock Market Index and a Peer Group. Assumes reinvestment of dividends. The Company has not paid any dividends.

Security Ownership of Certain Beneficial Owners and Management

              As of April 26, 2002, the Company's authorized capital stock consists of Common Stock, and Preferred Stock, par value $.01 per share (the "Preferred
Stock"). On April 26, 2002, there were 5,548,761 shares of Common Stock outstanding, of which 30,519 shares were held in treasury, and no shares of
Preferred Stock outstanding.

                The Company had outstanding as of April 26, 2002, 1,000,000 Common
Stock Purchase Warrants, 250,000 of which are exercisable to purchase Common
Stock at $7.00 per share, 250,000 of which are exercisable to purchase Common
Stock at $8.00 per share, 250,000 of which are exercisable to purchase Common
Stock at $9.00 per share, and 250,000 of which are exercisable to purchase
Common Stock at $10.00 per share (the "Merger Warrants"). The outstanding Merger
Warrants will expire on November 9, 2002.

Security Ownership of Certain Beneficial Owners

              The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of the Company's voting securities as of April 1, 2002. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares.

                                                 Amount and
                                                 Nature of
                     Name and Address of         Beneficial           Percentage
Title of Class       Beneficial Owner            Ownership             of Class
--------------       -----------------           ----------           ---------

Common Stock,        Donald Sinkin               1,751,066(1)         (29.69%)
$0.01 par value      10 Gilpin Avenue,
                     Hauppauge, New York 11788

                     Stephen Frey                  651,979(2)         (11.51%)
                     10 Gilpin Avenue,
                     Hauppauge, New York 11788

                     John Rebecchi                 617,186(3)         (10.91%)
                     10 Gilpin Avenue,
                     Hauppauge, New York 11788

                     Allen & Company           350,827(4)          (6.26%)                                      Incorporated
                     711 Fifth Avenue
                     New York, New York 10022

                     Holding Capital               395,634(5)          (7.04%)
                     Management Corp.
                     685 Fifth Avenue,
                     New York, New York 10022

(1)
       Donald Sinkin is Chairman of the Board, President and Chief Executive Officer of the
              Company.  The number of shares of Common Stock shown in the table as beneficially owned by Mr. Sinkin includes the following: 1,370,698 shares owned directly by Mr. Sinkin and indirectly by his spouse and a limited liability company controlled by him; and Merger Warrants to purchase 380,368 shares of Common
             Stock owned directly by Mr. Sinkin and indirectly by the same limited liability company. Of the total number of shares
                reported as beneficially owned, Mr. Sinkin shares investment power with respect to 158,044 shares.

(2)
            Stephen Frey is a director and the Senior Vice President of Operations and Secretary of the Company.
                 The number of shares of Common Stock shown in the table as beneficially owned by Mr. Frey includes
              507,387 shares owned directly by Mr. Frey and indirectly by a limited liability company controlled by him; and Merger Warrants to purchase 144,592 shares of Common Stock owned directly by Mr. Frey and indirectly by the same limited liability company. Of the
                               total number of shares reported as beneficially
                               owned, Mr. Frey shares investment power with
respect to 158,044 shares.

(3)
           John Rebecchi is a director and the Senior Vice President of Sales and Marketing of the Company.  The
                 number of shares of Common Stock shown in the table as beneficially owned by Mr. Rebecchi includes
             480,322 shares owned directly by Mr. Rebecchi and indirectly by a limited liability controlled by him;
                  and Merger Warrants to purchase 136,864 shares of Common Stock owned directly by Mr. Rebecchi and indirectly by the same limited liability company. Of the
                           total number of shares reported as beneficially
                           owned, Mr. Rebecchi shares investment power with
respect to 158,044 shares.

(4)
         Allen & Company Incorporated is a New York corporation ("Allen & Co.").  The number of shares of Common
            Stock shown in the table as beneficially owned by Allen & Co. includes the following: 264,915 shares of
                  Common Stock and Merger Warrants to purchase an additional 85,912 shares of Common Stock.   Allen
           Holding Inc., a Delaware corporation ("Allen Holding"), is an affiliate of Allen & Co. that is deemed to own beneficially all of the shares reported on the table above as owned by Allen & Co.  The information regarding ownership of Common Stock by Allen & Co. and Allen Holding was contained in a Schedule 13G/A dated February 14, 2002 and filed with the SEC on February 14, 2002.  According to the Schedule 13G/A,
             Allen & Co. has sole voting and investment power with respect to all shares reported as beneficially owned.

(5)
        Holding Capital Management Corp. is a Connecticut corporation ("Holding Capital").  The number of shares of Common Stock shown in the table as beneficially owned by Holding Capital includes 292,551 shares of
                  Common Stock and Merger Warrants to purchase an aggregate of
                 103,092 shares of Common Stock. The information regarding
                 ownership of Common Stock by Holding Capital was furnished to the Company by Holding Capital.

 Security Ownership of Management

                     The following table sets forth certain information as to each class of outstanding equity securities of the Company beneficially owned as of April 1, 2002 by: (i) each director and nominee; (ii) the Company's
      Chief Executive
       Officer and the other four most highly compensated executive officers who were officers as of December 31, 2001 (the "Named Executives"); and (iii) all
  current directors and executive officers as a group. No executive officer or director
     of the Company owns securities of any parent or subsidiary of the Company, except as indicated in the footnotes to the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with
   respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares.
                             An asterisk denotes beneficial ownership of less
than 1% of the class of securities indicated.

                                              Amount and
                                              Nature of
                          Name of             Beneficial           Percentage
Title of Class        Beneficial Owner        Ownership             of Class
--------------        ----------------        ---------             --------

Common Stock,         Donald Sinkin           1,751,066(1)             29.69%
$0.01 par value       Stephen Frey              651,979(2)             11.51%
                      John Rebecchi             617,186(3)             10.91%
                      Daniel A. Levinson        264,856(4)              4.74%
                      Seymour W. Zises          176,722(5)              3.19%
                      Mark L. Friedman          173,420(6)              3.13%
                      Margaret M. Krumholz       91,870(7)              1.64%
                                              ---------                -----
                      All directors and       3,727,099                58.46%
                      executive officers
                      as a group

____________________________________

(1)
See Note (1) under "Security Ownership of Certain Beneficial Owners" table above.

(2)
 See Note (2) under "Security Ownership of Certain Beneficial Owners" table above.

(3)
See Note (3) under "Security Ownership of Certain Beneficial Owners" table above.

(4)
        Includes 200,584 shares owned directly by Mr. Levinson and indirectly by a family trust of which he is the trustee; Merger Warrants to purchase 57,272 shares of Common Stock owned directly by Mr. Levinson and indirectly by such trust; and options granted under the Company's
           1995 Incentive Stock Option Plan to purchase 7,000 shares
            of         Common Stock, of which 6,000 such options were
                       exercisable as of April 26, 2002. Of the total number
                       shares reported as beneficially owned, Mr. Levinson
                       shares investment power with respect to 128,928
shares.

(5)
          Includes 151,722 shares owned directly by Mr. Zises and indirectly by a limited liability company controlled by him; and options granted under the 1995 Incentive Stock Option Plan to purchase
             25,000 shares of Common Stock,
           all                           of which options were exercisable as of
                                         April 26, 2002. Of the total number
                                         shares reported as beneficially owned,
                                         Mr. Zises shares voting and investment
                                         power with respect to 28,827
shares.

(6)
        Includes 70,000 shares held by Constellation Partners, LLC, of which
 Mr. Friedman is the Managing Partner; 72,420 shares held in a joint account with Mr. Friedman's wife; and options to purchase 31,000 shares, of which options to purchase 30,000 shares were exercisable as of April 26, 2002.  Mr. Friedman shares voting power pursuant to a voting agreement with respect
to all shares reported in the table above.

(7)
        Includes 16,870 shares owned directly by Ms. Krumholz and indirectly by members of her immediate family; and options to purchase 75,000 shares pursuant to the 1995 Incentive Stock Option Plan, of which options to purchase 50,000 shares were exercisable as of April 26, 2002.
Ms. Krumholz has sole voting and investment power with respect to 76,270 shares reported above.

 Item 13.    Certain Relationships and Related
Transactions

                   From January 1, 2001 to the present, there have been no
       transactions involving more than $60,000 to which the Company or any of its subsidiaries was a party and in which any executive officer, director or nominee for director,
     beneficial owner of more than 5% of any class of the Company's voting securities, or member of the immediate family of any of the foregoing persons, had a material interest, except as indicated in "Compensation of Executive Officers," above, and as follows.

                  The Company leases a 55,000 square foot building in Hauppauge, New
   York from Horizon Equities L.P., a Delaware limited partnership ("Horizon")
   under a 15 year lease that will terminate on December 31, 2007. Horizon
   Equities, Inc.,
  the corporate general partner of Horizon, is owned by Messrs. Sinkin, Frey and Rebecchi, executive officers and directors of the Company, and one other employee of the Company.  The limited partners of Horizon include, among others, Holding
    Capital (which owns more than five percent of the Company) and one of its affiliates, and Investment Services Corp., an affiliate of Mr. Levinson.  The aggregate payments made by the Company in 2001 for rental of the building were $348,000.
     The                                   Company believes that the terms of
                                           the building lease are at least as
                                           favorable to the Company as the terms
                                           for an equivalent lease which could
                                           have been obtained from unaffiliated
                                           third parties.

Signatures

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
      Exchange Act of 1934, the Company has duly caused this Amendment No. 1 to its Annual Report on Form 10-K to be signed on its behalf by the undersigned, hereunto duly authorized.

DISC GRAPHICS, INC.

April 30, 2002
By:   /s/ Donald Sinkin
            Donald Sinkin, Chairman of
    the Board, Chief Executive
    Officer and President
(Principal Executive Officer)

            Pursuant to the requirements of the Securities Exchange Act of 1934, this
   Amendment No. 1 to the Registrant's Annual Report on Form 10-K has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature

Title

Date

/s/ Donald Sinkin Donald Sinkin

 Chairman of the Board, Chief
Executive Officer and President
(Principal Executive Officer)

April 30, 2002

/s/ Stephen Frey Stephen Frey

 Senior Vice President of Operations
Secretary and Director
(Principal Operating Officer)

April 30, 2002

/s/ Margaret Krumholz Margaret Krumholz

  Chief Financial Officer and Senior
Vice President of Finance
(Financial Officer and Principal
Accounting Officer)

April 30, 2002

/s/ John Rebecchi John Rebecchi

 Senior Vice President of Marketing

April 30, 2002

/s/ Daniel Levinson Daniel Levinson

Director

April 30, 2002

/s/ Seymour W. Zises Seymour W. Zises

Director

April 30, 2002

/s/ Mark L. Friedman Mark L. Friedman

Director

April 30, 2002

APPENDIX E

[September 30, 2002 10-Q/A]

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

  FORM 10-Q/A

  Amendment No. 1

(Mark One)

[ X ]
    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

    For the quarterly period ended September 30,
2002

OR

[ ]
    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 0-22696

  DISC GRAPHICS, INC.

   (Exact name of registrant as specified in its charter)

Delaware

13-3678012

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

10 Gilpin Avenue, Hauppauge, New York

11788-8831

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:
  (631) 234 -1400

(Former name, former address and former fiscal year,
  if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange
  Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes   [ X ]
  No   [   ]

As of October 30, 2002, 5,518,242 shares of the Registrant's Common
  Stock, par value $.01, were outstanding.

DISC GRAPHICS, INC.

  FORM 10-Q/A

  Quarter Ended September 30, 2002

Introductory Note

     This Amendment No. 1 to the Registrant's Form
  10-Q for the quarterly period ended September 30, 2002, filed by the Registrant on November 1, 2002, is being filed to add as Exhibits 99.3 and 99.4, respectively, certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Registrant's President and Chief Executive Officer and by its Senior Vice
  President of Finance and Chief Financial Officer. The Form 10-Q already included certificates by such officers pursuant to Section 302 of the Sarbanes-Oxley
  Act of 2002. Except as set forth in this Introductory Note, there are no changes to the Form 10-Q.

INDEX

Page

PART I    -    FINANCIAL INFORMATION

DISC GRAPHICS, INC.

  Consolidated Balance Sheets

  As of September 30, 2002 and December 31, 2001

  (unaudited)

September 30, 2002

December 31, 2001

Assets

Current assets:

Cash
$
22,759

$
52,780

Accounts receivable, net allowances of $1,627,551

and $1,280,000, respectively

10,282,532

9,484,793

Inventories

1,595,740

1,430,316

Prepaid expenses and other current assets

381,442

341,850

Income taxes receivable

---

1,072,551

Deferred income taxes

1,819,000

2,990,000

Total current assets

14,101,473

15,372,290

Plant and equipment, net

12,415,869

14,380,367

Goodwill

695,431

695,431

Security deposits and other assets

528,457

324,806

Investment in joint venture

327,830

472,947

Total assets
$
    28,069,060
—————

$
    31,245,841
—————

Liabilities and Stockholders' Equity

Current liabilities:

Current maturities of long term debt
$
1,526,955

$
1,279,761

    Current maturities of capitalized lease obligations
payable

7,787

131,759

Accounts payable and accrued expenses

7,072,652

5,416,077

Income taxes payable

59,102

----

Total current liabilities

8,666,496

6,827,597

Long term debt, less current maturities

8,378,402

13,813,929

Deferred income taxes

2,024,595

2,024,595

Total liabilities

19,069,493

22,666,121

Commitments and Contingencies

Stockholders' equity:

Preferred stock:

    $.01 par value; authorized 5,000 shares; no shares
issued and outstanding

----

----

Common stock:

    $.01 par value; authorized 20,000,000 shares; issued
5,548,761 shares

55,488

55,488

Additional paid-in capital

5,009,671

5,009,671

Retained earnings

3,998,658

3,577,535

9,063,817

8,642,694

Less:

Treasury stock, at cost, 30,519 shares

(31,963
)

(31,963
)

Other comprehensive income

(32,287
)

(31,011
)

              Total
stockholders' equity

8,999,567

8,579,720

              Total
liabilities and stockholders' equity
$
    28,069,060
—————

$
    31,245,841
—————

See accompanying notes to unaudited Consolidated
  Financial Statements

DISC GRAPHICS, INC.

  Consolidated Statements of Operations

  For the Three and Nine Months Ended September 30, 2002 and 2001

  (unaudited)

    Three Months Ended
September 30,

    Nine Months Ended
September 30,

2002

2001

2002

2001

Net sales
$
14,231,962

$
13,448,022

$
37,339,756

$
39,771,136

Cost of sales

10,984,063

10,170,089

29,521,670

31,634,898

Gross profit

3,247,899

3,277,933

7,818,086

8,136,238

Operating Expenses:

Selling and shipping
1,011,247

1,010,493

2,853,459

3,973,370

General and administrative
1,079,630

1,178,670

2,972,123

4,115,438

Asset Impairment Costs
407,902

----

407,902

----

Operating income

749,120

1,088,770

1,584,602

47,430

Interest expense, net

238,486

360,249

791,698

1,279,181

Loss (gain) on disposal of equipment
----

105,338

(8,319
)

105,338

Equity in loss of joint venture
25,838

123,173

145,117

252,053

Income (loss) before income taxes
484,796

500,010

656,106

(1,589,142
)

Provision (benefit) from income taxes
171,000

178,000

235,000

(298,000
)

Net Income (loss)
$
313,796

$
322,010

$
421,106

$
(1,291,142
)

—————

—————

—————

—————

Net Income (loss) per share:

Basic
$
0.06

$
0.06

$
0.08

$
(0.23
)

—————

—————

—————

—————

Diluted
$
0.06

$
0.06

$
0.08

$
(0.23
)

—————

—————

—————

—————

Weighted average number of shares outstanding

Basic

5,518,242

5,518,242

5,518,242

5,518,242

Diluted

5,527,462

5,518,242

5,529,319

5,518,242

See accompanying notes to unaudited Consolidated
  Financial Statements

DISC GRAPHICS, INC.

Consolidated Statements of Cash
  Flows

  For the Nine Months Ended September 30, 2002 and 2001

  (unaudited)

September 30, 2002

September 30, 2001

Cash flows from operating activities:

Net income (loss)
$
421,106

$
(1,291,142
)

    Adjustments to reconcile net income (loss) to
net cash provided by operating activities:

Depreciation and amortization

1,882,309

2,038,211

Deferred income taxes

1,171,000

192,884

Provision for doubtful accounts

465,448

580,389

Fixed asset impairment charge

137,630

----

Equity in loss of joint venture

145,117

252,053

Loss (gain) on disposal of equipment

(8,319
)

105,338

Changes in assets and liabilities:

Accounts receivable

(1,263,187
)

876,693

Inventories

(165,424
)

869,873

Prepaid expenses and other assets

(39,592
)

60,143

Accounts payable and accrued expenses

1,655,316

(1,659
)

Income taxes payable/receivable

1,131,653

1,281,284

Security deposits and other assets

(205,911
)

6,347

Net cash provided by operating activities

5,327,146

4,970,414

Cash flows from investing activities:

Capital expenditures

(133,973
)

(412,437
)

Investment in joint venture

----

(625,000
)

Proceeds from sale of equipment

89,112

420,435

Net cash used in investing activities

(44,861
)

(617,002
)

Cash flows from financing activities:

Net repayments of long-term debt

(5,180,547
)

(3,781,958
)

Principal payments of capital lease obligations

(131,759
)

(571,044
)

Net cash used in financing activities

(5,312,306
)

(4,353,002
)

Net increase (decrease) in cash

(30,021
)

410

Cash at beginning of year

52,780

59,489

Cash at end of period
$
22,759

$
59,899

—————

—————

Cash paid during the year for:

Interest
$
674,009

$
1,141,985

Income taxes
$
217,474

$
69,959

See accompanying notes to unaudited Consolidated
  Financial Statements

DISC GRAPHICS, INC.

  NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.

    Principals of Consolidation and Basis of Presentation

      The consolidated financial statements include the accounts of Disc Graphics,
      Inc. and its wholly-owned subsidiaries (collectively the "Company"). All inter-company accounts and transactions have been eliminated.

      The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United
      States of America for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of the Company, the unaudited consolidated financial statements contain all adjustments necessary to present fairly its financial position as of September 30, 2002 and its results of operations for the three and nine months ended September 30, 2002 and 2001 and statements of cash flows for the nine months ended September 30, 2002 and 2001.

      The consolidated balance sheet as of December 31, 2001 has been derived from the audited balance sheet as of that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.
      The results of operations for the three and nine months ended September
      30, 2002 and statements of cash flows for the nine months ended September
      30, 2002 are not necessarily indicative of the results to be expected for the full year. This report should be read in conjunction with the Company's annual report filed on Form 10-K for the fiscal year ended December 31,
2001.

    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.
      The most significant estimates include the valuation of inventories, the allowance for doubtful accounts receivable and the Recoverability of long-lived assets. Actual results could differ from those estimates.

    New Accounting Pronouncements

      In June 2001, the Financial Accounting Standards Board issued SFAS No. 141,
      "Business Combinations." SFAS No. 141 requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001, thereby eliminating the pooling-of-interests methods of accounting. SFAS
      No. 141 also addresses the recognition and measurement of goodwill and other intangible assets acquired in a business combination. The Company adopted the provisions of SFAS No. 141 on January 1, 2002. The adoption of SFAS
      No. 141 has not had an impact on the Company's consolidated financial position or results of operations for the nine months ended September 30, 2002.

      In June 2001, the Financial Accounting Standards Board issued SFAS No. 142,
      "Goodwill and Other Intangible Assets." Upon adoption of SFAS No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. Other intangible assets will continue to be amortized over their estimated useful lives.
      The Company adopted the provisions of SFAS No. 142 on January 1, 2002. See note 3 for further discussion.

     In August 2001, the SFAS issued SFAS No. 143, "Accounting for Asset Retirement
      Obligations," and SFAS No. 144, "Accounting for the Impairment or Disposal
      of Long-Lived Assets." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 144 supersedes FASB
      Statement No. 121 and the accounting and reporting provisions of APB Opinion
      No. 30, "Reporting the Results of Operations - Reporting the Effects of
      Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently
      Occurring Events and Transactions," and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company is required to adopt SFAS No. 143 on January 1, 2003 and does not expect
      SFAS 143 to have a material impact on the Company's consolidated financial position or results of operations. The Company has adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 has not had an impact on the Company's consolidated financial position or results of operations for the nine months ended September 30, 2002.

2.

    Inventories
Inventories, net of reserves consist of the following:

September 30, 2002
December 31, 2001

Raw materials

$
977,774

$
922,331

Work-in-process

436,059

270,249

Finished goods

181,907

237,736

$
1,595,740 —————

$
1,430,316 —————

3.

    Goodwill

      On January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Intangible
      Assets." SFAS No. 142 includes requirements to annually test goodwill and indefinite lived intangible assets for impairment rather than amortize them;
      accordingly, the Company no longer amortizes goodwill. As a result, for the nine months ended September 30, 2002, amortization expense decreased
      $449,000 compared to the nine months ended September 30, 2001. If the Company adopted SFAS No. 142 on January 1, 2001, the earnings per share for the three and nine months ended September 30, 2001, would have increased by
      $0.02 and $0.07, respectively.

      As of September 30, 2002 and December 31, 2001, the Company had unamortized goodwill of $695,000 remaining from its acquisition of Pointille, Inc. In connection with its adoption of SFAS No. 142, the Company did not record any goodwill impairment loss.

4.

    Investment in Joint Venture

      The Company is party to a joint venture named GraphCorr, LLC along with several other companies, for the purpose of developing and operating a facility to produce reinforced folding cartons (mini flute). The Company is accounting for its investment in the joint venture under the equity method of accounting.
      Accordingly, the Company recorded approximately $145,000, which represents its share of the estimated joint venture losses in the nine months ended
September 30, 2002. Such losses reflect $801,000 incurred by the joint venture.

5.

    Asset Impairment Charge

      The Company recorded a $408,000 charge during the third quarter in connection with the lease termination of the former Contemporary Graphics, Inc. ("CCG")
      facility in Edgewood, New York and the further write down of the Indiana real estate. The charge was primarily comprised of $229,000 for the early termination of the CCG lease and related restoration costs and approximately
      $150,000 for the further write down to net realizable value after selling costs of the Indiana real estate, which is to be sold. The decision to terminate the CCG facility lease was made in the aftermath of losing a subtenant, who vacated the premises during the first half of 2002.

6.

    Settlement of Contemporary Color Graphics, Inc. ("CCG") Litigation

      The action entitled Laurence Locks, et al. v. Disc Graphics, Inc., was resolved during mediation by the parties on September 5, 2002. Under the terms of the settlement, the Company is obligated to pay a total of $1,100,000 in full settlement of all claims of plaintiffs Contemporary Color Graphics,
      Inc. and its shareholders, which amount is payable with payments of (i)
      $750,000 on or before September 30, 2002 and (ii) $87,500 on or before each of March 30, 2003, September 30, 2003, March 30, 2004 and September 30,
      2004. The Company had made provision on its financial statements for the costs of this settlement.

DISC GRAPHICS, INC.

Special Note on Forward Looking Statements

      This Form 10-Q contains predictions, projections
  and other statements about the future that are intended to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such statements. Such risks, uncertainties, and other important factors include, among others: the Company's ability to fulfill its stated business strategies; the Company's ability to improve its revenue margin; the Company's ability to improve its position in current or new markets;
  the Company's ability to identify and consummate strategic business opportunities;
  the Company's ability to identify and develop additional product innovations;
  the Company's ability to achieve growth in net sales of its products; the effects of recent equipment purchases and leases for additional space on the Company's operations; the Company's ability to continue to achieve efficiencies through the purchase or lease of equipment; the effects of the Company's consolidation efforts; the effects of the Company's ISO certification efforts; the amounts required for capital expenditures in future periods; the availability and cost of materials; and continuing industry-wide pricing pressures and other industry conditions, as well as other risks and uncertainties, including without limitation those set forth in other sections of this Form 10-Q, in the Company's Annual
  Report on Form 10-K for the year ended December 31, 2001, and/or in the Company's other documents filed with the Securities and Exchange Commission, whether or not such documents are incorporated herein by reference. In assessing forward-looking statements, readers are urged to read carefully all such cautionary statements.
  Such forward-looking statements speak only as of the date of this Report, and the Company disclaims any obligation or undertaking to update such statements.

Item 2.    Management's Discussion and
  Analysis of Financial Condition and Results of Operations

Significant Accounting Policies

      For discussion see Item 7. Management's Discussion
  and Analysis of Financial Condition included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "2001 Form 10-K").

General

      The following discussion and analysis of the
  financial condition and results of operations of Disc Graphics, Inc. and its subsidiaries (collectively "Disc Graphics" or the "Company") for the three and nine-month periods ended September 30, 2002 should be read in conjunction with the unaudited Consolidated Financial Statements and the Notes thereto included elsewhere in this Report, and the 2001 Form 10-K for its fiscal year ended December
  31, 2001. Results for the periods reported herein are not necessarily indicative of results that may be expected for the full year or in future periods.

Results of Operations for the Three Months Ended September 30, 2002 and
  2001

Net Sales

      Net sales for the three months ended September
  30, 2002 were $14,232,000 compared to $13,448,000 for the same period in 2001, representing an increase of $784,000 or 5.8%. The increase in quarterly sales is due primarily to a combination of stronger sales within the Video/DVD, general packaging and pharmaceutical categories. Increased sales within the DVD category was due in part to the impact of orders from a major film studio.

Gross Profit

      The Company recognized gross profit of $3,248,000
  (a 22.8% gross profit margin) for the three months ended September 30, 2002, compared to $3,278,000 (a 24.4% gross profit margin) for the same period in
  2001 representing a gross profit margin decrease of 1.6 percentage points. The
  Company's gross profit remained virtually the same as the same period last year despite a sales increase of $784,000 or 5.8% due primarily to increased manufacturing expenses. Manufacturing expenses for the quarter have increased $643,000 or
  31.8% reflecting the impact of a change in classification of freight expenses and increased depreciation charges. For the quarter ended September 30, 2001, freight out expense was recorded net of freight charged to the customer and classified as selling expense within the selling, general & administrative
  ("SG&A") line. For the current quarter, freight out is now reported on a gross basis within manufacturing expenses and the freight billed to the customer is reported separately as revenue. The impact of this reclassification on gross margin is approximately $354,000.

Selling, General and Administrative Expenses

      Selling, general and administrative ("SG&A")
  expenses for the three months ended September 30, 2002 were $2,091,000 (14.7%
  of net sales) compared to $2,189,000 (16.3% of net sales) for the same period a year ago, a decrease of $98,000 or 4.5%, due primarily to the elimination of goodwill amortization and lower payroll related costs.

Asset Impairment Charges

      The Company recorded a charge during the quarter
  ended September 30, 2002 related to the impairment of assets of $408,000. This charge is comprised of costs associated with the lease termination and restoration expenses related to the former Contemporary Color Graphics, Inc. ("CCG") facility at Edgewood, NY and the further write down to net realizable value of the Indiana real estate, which is to be sold. The Company made the decision to terminate the CCG facility lease during the third quarter of 2002 in the aftermath of losing its subtenant earlier in the year.

Net Interest Expense

      Net interest expense for the three months ended
  September 30, 2002 was $238,000 compared to $360,000 for the same period of the prior year. Interest expense includes interest payable under the Company's revolving credit facility, its notes, and capital lease obligations on equipment.
  The $122,000 decrease (33.9%) in interest expense reflects a decrease in debt obligations, primarily the revolving credit facility, and the lower effective interest rates on the revolving credit loan.

Equity in Loss of Joint Venture

      For the three months ended September 30, 2002,
  the Company recorded $26,000 as its share of losses from its equity method investment in a joint venture compared to $123,000 as its share of losses during the third quarter of 2001.

Income Taxes

      For the quarter ended September 30, 2002, the
  Company recorded a provision for income taxes of $171,000 as compared with $178,000 for the third quarter of the prior year. The tax provision was based on an effective tax rate of 35% for the three months ended September 30, 2002, virtually the same as the rate for the three months ended September 30, 2001.

Net Income (Loss)

      Net income for the three months ended September
  30, 2002 was $314,000 compared to net income of $322,000 for the same period in the prior year, a decrease of $8,000, as the impact of increased sales, up
  $784,000 or 5.8%, was largely offset by asset impairment charges.

Results of Operations for the Nine Months Ended September 30, 2002 and 2001

Net Sales

      Net sales for the nine months ended September
  30, 2002 were $37,340,000 compared with $39,771,000 for the same period in 2001, representing a decrease of $2,431,000 or 6.1%. The closure of the Indiana facility during the second quarter of last year accounted for $1,306,000 or 53.7% of the decline in sales. The overall decline, excluding the effect of the Indiana facility closure, was most evident in music packaging (off approximately $1,707,000 or 27.6%) reflecting industry wide softness within the music industry, and decreased commercial printing (down $1,432,000 or 57.0%) between the comparison periods, reflecting the Company's decision to abandon the CCG acquisition. Partially offsetting the above sales declines, the Company realized strong sales increases within the DVD and computer packaging product lines.

Gross Profit

      The Company recognized gross profit of $7,818,000
  (a 20.9% gross profit margin) for the nine months ended September 30, 2002, compared to $8,136,000 (a 20.5% gross profit margin) for the same period in
  2001 representing a gross profit margin increase of 0.4 percentage points. The
  Company's gross profit declined $318,000 or 3.9% reflecting decreased sales, off 6.1% and higher manufacturing costs associated with the impact of freight expenses being reclassified to manufacturing expenses during the nine months ended September 30, 2002 compared to its classification as SG&A expense during the nine months ended September 30, 2001. The impact on gross margin of this reclassification was approximately $899,000. Partially offsetting increased manufacturing expenses, the Company benefited from the implementation of several cost containment initiatives such as the renegotiation of more favorable pricing arrangements with several of our main material suppliers, the reduction of outside processing costs through improved deployment of available production resources and improved labor utilization.

Selling, General and Administrative Expenses

      Selling, general and administrative ("SG&A")
  expenses for the nine months ended September 30, 2002 were $5,826,000 (15.6%
  of net sales) compared with $8,089,000 (20.3% of net sales) for the same period a year ago, a decrease of $2,263,000 or 28.0%. The decrease is primarily due to the closure of the Company's Indiana facility, the elimination of goodwill amortization, decreased freight expense due to the above aforementioned reclassification and lower payroll related costs.

Asset Impairment Charges

      The Company recorded a charge during the third
  quarter of 2002 related to the impairment of assets of $408,000. This charge is comprised of costs associated with the lease termination and restoration expenses related to the former Contemporary Color Graphics, Inc. ("CCG") facility at Edgewood, NY and the further write down to net realizable value of the Indiana real estate, which is to be sold.

Net Interest Expense

      Net interest expense for the nine months ended
  September 30, 2002 was $792,000 compared with $1,279,000 for the same period of the prior year. Interest expense includes interest payable under the Company's revolving credit facility, its notes, and capital lease obligations on equipment.
  The $487,000 decrease in net interest expense is due primarily to decreased borrowings under the Company's revolving credit facility and the lower effective interest rate on the related revolving credit loan.

Equity in Loss of Joint Venture

      For the nine months ended September 30, 2002,
  the Company recorded $145,000 as its share of losses from its equity method investment in a joint venture compared to $252,000 as its share of losses for the same period of the prior year.

Income Taxes

      For the nine months ended September 30, 2002,
  the Company recorded a provision for income taxes of $235,000 as compared with a tax benefit of $298,000 for the same period in 2001. The tax provision was based on an effective tax rate of 36% for the nine months ended September 30,
  2002 as compared with an effective tax rate of 18% for the nine months ended
  September 30, 2001.

Net Income (Loss)

      Net income for the nine months ended September
  30, 2002 was $421,000, compared with a net loss of $1,291,000 for the same period in the prior year, an improvement of $1,712,000. The increase in profitability is due primarily to decreased labor related expenses as well as lower fixed
  SG&A expenses in connection with the Company's cost containment initiatives.

Liquidity and Capital Resources

      The SEC recently issued Financial Reporting
  Release No. 61, which sets forth the views of the SEC regarding enhanced disclosures relating to Management's Discussion and Analysis of Financial Condition and
  Results of Operations, including guidance with respect to disclosure on liquidity and capital resources. The information provided below about the Company's debt, credit facilities and future commitments is included here to facilitate a review of the Company's liquidity.

      The Company's total debt was $9,905,000 and
  $15,094,000 at September 30, 2002 and December 31, 2001, respectively. The Company's total debt of $15,094,000 at December 31, 2001 is due to be repaid as follows:
  in 2002 $1,280,000, in 2003 $2,025,000; in 2004 $7,919,000; in 2005-2006 $2,294,000;
  and thereafter, $1,576,000. Debt obligations due to be repaid in 2002 will be satisfied with operating cash flows.

      The Company's debt consists of both fixed and
  variable-rate instruments. At September 30, 2002 and December 31, 2001, fixed-rate debt constituted approximately 63% and 50% of its total debt, respectively.
  The increase in the percentage of fixed-rate debt was primarily due to repayment of revolving line of credit borrowing during 2002. The average interest rate on the Company's debt was approximately 7.3% and 7.4% at September 30, 2002 and December 31, 2001, respectively.

      The primary source of cash for the Company's
  business has been cash flow from operations and availability under the Company's revolving credit facility. Cash as of September 30, 2002 was $23,000 compared to $53,000 as of December 31, 2001. Net cash provided from operations for the nine months ended September 30, 2002 was $5,327,000 compared to $4,970,000 for the nine months ended September 30, 2001. The improvement in cash flows from operations is primarily attributable to the Company's improved profitability along with the Company's

continued focus on cash management. In addition, the Company benefitted from a federal income tax refund payment of $2,274,000 pertaining to net operating loss (NOL) carry backs generated in 2001. As of September 30, 2002, the company had working capital of $5,435,000.

      On December 28, 2001 the Company and its primary
  lender signed an amendment to the Credit Agreement. The amendment establishes revised covenants, and includes the following changes to the Credit Agreement:
  (i) reduction in maximum borrowing under the revolving credit facility to $11,000,000, subject to a borrowing base formula based on eligible accounts receivable and inventory, (ii) change of maturity to a three-year term with a five and nine year amortization against machinery and real estate respectively, (iii) refinancing of two term loans currently financed by the primary lender, one secured by machinery and equipment and the other secured by real estate. As of September 30, 2002, the Company had $6,562,000 available under its revolving credit facility and was in compliance with all covenants.

      In connection with the Company's closure of
  its Indiana facility during the second quarter 2001, the Company has sold or transferred all of the related machinery and equipment as of September 30, 2002.
  As of September 30, 2002 the Indiana real estate remains unsold and is included in the Company's plant and equipment at its expected realizable value.

      As a result of the modifications to the Credit
  Agreement, the Company's realignment actions, and cost reduction initiatives, management believes that its profit potential and cash flow will be improved.
  Further, cash provided by operations and amounts available from its Credit Agreement is expected to be sufficient to meet the Company's cash requirements through the next fiscal year.

      The Company is obligated under capital leases
  for machinery and equipment. At September 30, 2002 and December 31, 2001, capital lease obligations were $8,000 and $132,000, respectively, and are scheduled to be fully paid in 2002.

      The Company leases its main operating facility
  from an entity owned by related parties of the Company. The lease is for a fifteen-year term, expiring in 2007 and requires annual rental payments aggregating $348,000, and payments for a share of maintenance, insurance and real estate taxes. The
  Company is also obligated under noncancellable operating leases. Future minimum lease payments under these agreements are as follows: in 2002 $1,308,000; in
  2003-2004 $1,899,000; in 2005-2006 $1,666,000; and thereafter $808,000.

Item 3.    Quantitative and Qualitative
  Disclosures About Market Risk

      The Company finances the purchase of production
  equipment and other capital expenditures through long-term debt and/or capital leases. The majority of the Company's long term debt is its equipment loans, which are not exposed to changes in interest rates. As of September 30, 2002, the Company had $2,400,000 of debt outstanding on its revolving line of credit.
  The stated or implicit rates on the Company's other borrowings, including capital leases, are generally fixed or in those instances where rates are variable, the Company generally fixes the rates through interest rate swap agreements.
  If current interest rates were to increase by 10%, the effect to the Company would be an additional annual expense of approximately $23,000.

      The Company does not have any sales, purchases,
  assets or liabilities denominated in currencies other than the U.S. dollar, and as such is not subject to foreign currency exchange rate risk.

Item 4.     Controls and Procedures

     Based on the Company's most recent evaluation,
  which was completed within 90 days of the filing of this Form 10-Q, the Company's
  Chief Executive Officer and Chief Financial Officer believe the Company's disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 of the Securities
  Exchange Act of 1934, as amended) are effective. There have been no significant changes in internal control or in other factors that could significantly affect these controls subsequent to the date of the most recent evaluation of the Company's internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

PART II  -   OTHER INFORMATION

Item 1.    Legal Proceedings

      As of September 30, 2002, there were no lawsuits
  pending against the Company that are material and are required to be reported.
  The action entitled Laurence Locks, et al. v. Disc Graphics, Inc., for which information was previously disclosed by the Company in 2002 in its Quarterly
  Reports on Form 10-Q for the fiscal quarters ended March 31, 2002 and June 30,
  2002, was resolved during mediation by the parties on September 5, 2002. Under the terms of the settlement, the Company is obligated to pay a total of $1,100,000 in full settlement of all claims of plaintiffs Contemporary Color Graphics,
  Inc. and its shareholders, which amount is payable with payments of (i) $750,000 on or before September 30, 2002 and (ii) $87,500 on or before each of March
  30, 2003, September 30, 2003, March 30, 2004 and September 30, 2004.

Item 2.    Changes in Securities and Use
  of Proceeds

      Not applicable.

Item 3.    Defaults Upon Senior Securities

      Not applicable.

Item 4.     Submission of Matters to a
  Vote of Security Holders

Item 5.    Other Information

      Not applicable.

Item 6.    Exhibits and Reports on Form
  8-K

a.

    Exhibits:
      The Exhibits to this Quarterly Report on Form 10-Q are listed in the Exhibit
Index which appears elsewhere herein and are incorporated herein by reference.

b.

    Reports on Form 8-K during the quarter ended September 30, 2002:

      The Company filed a Current Report on Form 8-K on September 12, 2002 under
      Item 5 reporting the execution by the Company of an Agreement and Plan of
      Merger pursuant to which each outstanding share of the Company's common stock held by non-affiliated stockholders will be converted into the right to receive $1.82 in cash.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 13, 2002
    DISC GRAPHICS, INC.
      (Registrant)      /s/ Donald Sinkin
      Donald Sinkin
President & CEO

November 13, 2002
    DISC GRAPHICS, INC.
      (Registrant)      /s/ Margaret Krumholz
      Margaret Krumholz
Senior Vice Presidentof Finance & CFO

DISC GRAPHICS, INC.

  FORM 10-Q/A

  Quarter Ended September 30, 2002

EXHIBIT INDEX

Exhibit Number

Description

99.1

    Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (President and Chief Executive
Officer).

99.2

    Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Senior Vice President
of Finance and Chief Financial Officer).

99.3

    Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (President and Chief Executive
Officer).*

99.4

    Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Senior Vice President
of Finance and Chief Financial Officer).*

*   Document filed herewith

                                       84

                                   APPENDIX F

         INFORMATION RELATING TO THE DIRECTORS AND EXECUTIVE OFFICERS OF
          DISC GRAPHICS, INC., DG ACQUISITION CORP., MSR ADVISORS, INC.,
                     THE MEMBERS OF THE MANAGEMENT GROUP,
               AND THE MEMBERS OF THE CONTRIBUTING STOCKHOLDERS

I.  DIRECTORS AND EXECUTIVE OFFICERS OF DISC GRAPHICS, INC.

         The name and position and the principal occupation or employment, business address and material occupations, positions, offices or employment for the past five years, of each director and executive officer of Disc Graphics,
Inc. are set forth below. The business address of each director and executive officer of Disc Graphics, Inc. (unless otherwise indicated) is c/o Disc
Graphics, Inc., 10 Gilpin Avenue, Hauppauge, New York 11788. The business telephone number of each director and executive officer of Disc Graphics, Inc.
is (631) 234-1400.

         Donald Sinkin has been Chairman of the Board, President and Chief
Executive Officer and of Disc since 1986. He also serves as a director and the
President and Chief Executive Officer of Disc Graphics Label Group, Inc., Four
Seasons Litho, Inc. and Cosmetic Sampling Technologies, Inc., all of which are wholly-owned subsidiaries of the Company. Mr. Sinkin joined the predecessor to the Company as Pre-Press Supervisor in 1977 and became Plant Manager in 1982.
Prior to joining the Company, he helped start-up and manage Rutgers Packaging, a division of Queens Group, Inc. d/b/a Queens Litho. Mr. Sinkin also serves as a director and the President of Horizon Equities, Inc., a New York corporation controlled by him ("Horizon Equities"), and is the managing member of Spring
Hollow Holding, LLC, a New York limited liability company. During the last five years, Mr. Sinkin has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Stephen Frey has been the Senior Vice President of Operations of the
Company since 1998, the Secretary of the Company and its predecessor since 1988, and a director of Disc and its predecessor since 1986. Between 1986 and August
1998, Mr. Frey was the Vice President of Operations of the Company and its
predecessor. Mr. Frey also serves as a director, Vice President and Secretary of
Disc Graphics Label Group, Inc., a director and the Vice President and Secretary of Four Seasons Litho, Inc., and a director and the Vice President of Operations of Cosmetic Sampling Technologies, Inc., all of which are wholly-owned subsidiaries of the Company. Mr. Frey joined the predecessor to the Company in its Pre-Press Department in 1978, became the Supervisor of that department in
1983, and established the Production and Planning Department in 1985. Mr. Frey
served as Chief Operating Officer from 1991 to 1995. Prior to joining the
Company, Mr. Frey held various management positions with Kordet Color
Corporation and Terrace Litho. Mr. Frey also serves on the Board of Directors of the Association of Graphic Communication, a trade organization, as director and
Secretary of Horizon Equities and the managing member of Stephen Ashley, LLC, a
New York limited liability company. During the last five years, Mr. Frey has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                                       F1

John Rebecchi has been the Senior Vice President of Marketing of the
Company since 1998 and a director since October 1995. Between October 1995 and
August 1998, Mr. Rebecchi was the Company's Vice President of Sales. Between
October 1995 and January 1996, he also served as the Company's Chief Financial
Officer. Between 1988 and October 1995, Mr. Rebecchi was Vice President of
Marketing and Chief Financial Officer of the Company's predecessor. He also serves as Vice President and a director of Disc Graphics Label Group, Inc. and of Four Seasons Litho, Inc. and Vice President of Sales and a director of
Cosmetic Sampling Technologies, Inc., all of which are wholly-owned subsidiaries of the Company. Mr. Rebecchi joined the Company's predecessor in its accounting department and in 1983 became the Controller. He took a brief leave of absence between 1985 and 1988, when he rejoined the Company's predecessor. He also serves as a director and the Vice President and Treasurer of Horizon Equities,
as the managing member of Tin Box Holding, LLC, a New York limited liability company, and as a director and the President of 92-37 Metro Corp., a New York corporation formed for the purpose of acquiring real estate, which was closed
December 31, 2001. During the last five years, Mr. Rebecchi has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Margaret M. Krumholz is Senior Vice President of Finance and Chief
Financial Officer of the Company. Ms. Krumholz joined the Company's predecessor in 1994 and served as Controller until 1996 when she was elected Chief Financial
Officer. She was elected Senior Vice President of Finance in August 1998. Prior
to joining the Company, Ms. Krumholz held various financial and accounting positions, including Corporate Finance Manager for General Foods Baking Company,
and received her C.P.A. while employed with PricewaterhouseCoopers, LLP. During the last five years, Ms. Krumholz has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Daniel A. Levinson has been a director of Disc since 1991. He is also a director of two of the Company's subsidiaries, Disc Graphics Label Group, Inc.
and Cosmetic Sampling Technologies, Inc. In 1998, Mr. Levinson founded Colt
Capital Group, a niche provider of investment capital, resources and support to small and mid-size growing companies. Between 1988 and 1998, Mr. Levinson was a group executive of Holding Capital Management Corp., a stockholder of the
Company engaging in activities similar to those of Colt Capital Group. Mr.
Levinson's business address is c/o Main Street Resources, 8 Wright Street,
Westport, Connecticut 06880. During the last five years, Mr. Levinson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Seymour W. Zises has been a director of Disc and its predecessor since
1992, and was a Vice President and Treasurer from August 1992 until October
1995. He is currently President and Chief Executive Officer of Family Management
Corporation, a registered investment advisory firm in New York City, which he established in 1989. Additionally, Mr. Zises is the President and Chief
Executive Officer of Family Management Securities, LLC, a registered broker-dealer. Mr. Zises business address is c/o of Family Management
Corporation, 477 Madison Avenue, 14th Floor, New York, New York 10022. During
the last five years, Mr. Zises has not been convicted in a criminal proceeding
(excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative

                                       F2

body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Mark L. Friedman has been a director of Disc since April 1996 and was a
Vice President, Secretary and director of RCL Capital Corp., which acquired the
Company's predecessor in 1995, from August 1992 until October 1995. He has been a Managing Partner of Constellation Partners, LLC, an investment and merchant banking firm, since September 2001. From February 1995 to April 1999 he was
counsel to the law firm of Baer Marks & Upham LLP. From January 1993 through
January 1995 he was counsel to the law firm of Proskauer Rose LLP. From 1982 through January 1993 he was (individually or through a professional corporation)
a partner of the law firm of Shea & Gould. Mr. Friedman's business address is
c/o Constellation Partners LLC, 777 Yamado Road, Suite 111, Boca Raton, Florida
33432. During the last five years, Mr. Friedman has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                                       F3

II.  DIRECTORS AND EXECUTIVE OFFICERS OF DG ACQUISITION CORP. ("ACQUISITION
CORP.")

         The sole executive officer of Acquisition Corp. is Donald Sinkin. The sole director of Acquisition Corp. is Donald Sinkin. The principal occupation or employment, business address and material occupations, positions, offices or employment during the past five years for Donald Sinkin are described in Part I above.

III.  DIRECTORS AND EXECUTIVE OFFICERS OF MSR ADVISORS, INC. ("MAIN STREET
RESOURCES")

         The sole executive officer of Main Street Resources is Daniel A.
Levinson. The sole director of Main Street Resources is Daniel A. Levinson. The principal occupation or employment, business address and material occupations, positions, offices or employment during the past five years for Daniel A.
Levinson is described in Part I above.

IV.  THE MEMBERS OF THE MANAGEMENT GROUP

         The members of the Management Group are Donald Sinkin, Stephen Frey,
John Rebecchi and Margaret Krumholz. The principal occupation or employment, business address and material occupations, positions, offices or employment during the past five years for each member of the Management Group are described in Part I above.

V. THE MEMBERS OF THE CONTRIBUTING STOCKHOLDERS

         The name and the principal occupation or employment, business address and material occupations, positions, offices or employment for the past five years, of each member of the Contributing Stockholders are set forth below.

         Daniel A. Levinson is a member of the Contributing Stockholders. The principal occupation or employment, business address and material occupations, positions, offices or employment during the past five years for Daniel A.
Levinson is described in Part I above.

         Scott Korman is Chairman and CEO of NY based Best Manufacturing Group
LLC, a leading manufacturer and distributor of napery, service apparel, hospitality and healthcare textiles and image apparel. Best was established in
1914 and acquired by Mr. Korman, Colt Capital and other associates in 2001.
Previously, Mr. Korman, was General Manager of Parmalat Welsh Farms Inc. a 108
year old a full service dairy, processing and distributing milk, ice cream mix and ice cream products company in New Jersey dairy. Mr. Korman had been an Owner and Director of Welsh Farms since 1986 and its President and CEO since 1995. In
July 1998 Welsh Farms was sold to Parmalat USA Corporation. Its products are distributed throughout New Jersey, New York and Pennsylvania. The convenience stores are presently operated in an entity owned by Mr. Korman and others, WFFS
LLC. In addition, in 1984 Mr. Korman founded Nashone, Inc. as an investment and financial advisory firm. Nashone, in conjunction with Holding Capital Group of
New York, has been the lead principal in the acquisition of several companies, arranged financings, and performed

                                       F4

financial consulting for numerous companies. Nashone, as a principal, has specialized in the merger and acquisition field of mid-sized companies. Mr.
Korman is the President of Nashone. Mr. Korman's business address is 1633
Broadway, 18th Floor, New York, New York 10019. During the last five years, Mr.
Korman has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Timothy F. Healy has been the President of Timothy F. Healy Co., Inc., since 1980. Through this entity, Mr. Healy oversees his investments in several private companies. Mr. Healy also serves on the board of directors of several private companies, including Best Manufacturing Group LLC. Mr. Healy's mailing address is 2 Washington Square Village, Apartment 14-J, New York, NY 10012.
During the last five years, Mr. Healy has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                                       F5

                               DISC GRAPHICS, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 31, 2002

     The undersigned, revoking all previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated
December 11, 2002 in connection with the Special Meeting of Stockholders of Disc
Graphics, Inc. to be held on December 31, 2002 at 10:00 a.m., local time, at the law offices of Farrell Fritz, EAB Plaza Tower West, 13th Floor Conference
Center, Uniondale, New York 11556, and hereby appoints Paul Gregory and Denise
McKay and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock of Disc Graphics, Inc. registered in the name provided herein that the undersigned may be entitled to vote at the December 31, 2002 Special
Meeting of Stockholders of Disc Graphics, Inc., and at any and all
postponements, continuations and adjournments thereof, with all powers that the undersigned would have if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES. IF
YOU INDICATE SPECIFIC INSTRUCTIONS, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
THOSE INSTRUCTIONS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                               THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT

         Regardless of whether you plan to attend the Special Meeting of
Stockholders, you can be sure your shares are represented at the Special Meeting by promptly returning your Proxy (attached below) in the enclosed envelope.
Thank you for your attention to this important matter.

/X/ Please mark your vote as in this example.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

                 THIS IS YOUR PROXY      YOUR VOTE IS IMPORTANT

         1.       To adopt and approve the Agreement and Plan of Merger, dated as of September 6, 2002, by and between Disc Graphics, Inc. and DG Acquisition
Corp., pursuant to which DG Acquisition Corp. will be merged with and into Disc
Graphics, Inc., with Disc Graphics, Inc. as the surviving corporation.

     / /   FOR                / /   AGAINST                  / /   ABSTAIN

         2. To grant discretionary authority to the attorneys and proxies appointed hereby to consider, act upon and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     / /   FOR                / /   AGAINST                  / /   ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

         Regardless of whether you plan to attend the Special Meeting of
Stockholders, you can be sure your shares are represented at the Special Meeting by promptly returning your Proxy in the enclosed envelope. Thank you for your attention to this important matter.

         PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED
RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

         Signature:                                   Date:
                   -----------------------------------     ---------------------

NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                           [Logo] FARRELL FRITZ, P.C.

                                    EAB Plaza
                         Uniondale, New York 11556-0120
                              PHONE: (516) 227-0700
                            FACSIMILE: (516) 227-0777
                               www.farrellfritz.com

290 Broad Hollow Road                                       2488 Montauk Highway
Melville, NY 11747                                                 P.O. Box 1980
PHONE: (631) 547-8400                                    Bridgehampton, NY 11932
FAX: (631) 547-0501                                       Phone:: (631) 537-3100
                                                             Fax: (631) 537-0549
ALON Y. KAPEN
PARTNER
DIRECT PHONE: (516) 227-0633                                     OUR FILE NUMBER
DIRECT FAX: (516) 336-2216
akapen@farrellfritz.com                                                12421-108

                                December 11, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-0405

                  Re:      Disc Graphics, Inc.
                           Schedule 13E-3 - SEC File Number 5-44902
                           Definitive Proxy Statement - SEC File Number 0-22696

Ladies and Gentlemen:

         On behalf of Disc Graphics, Inc. ("Disc"), DG Acquisition Corp., Donald
Sinkin, Stephen Frey, John Rebecchi, Margaret Krumholz, Daniel Levinson, Timothy
Healy, Scott Korman and MSR I SBIC, L.P. and Main Street Resources, we are
transmitting under cover of this letter Disc's Definitive Rule 13e-3 Transaction
Statement on Schedule 13E-3 and Definitive Proxy Statement on Schedule 14A
relating to Disc's Special Meeting of Stockholders.

         Please call me at (516) 227-0633 should you have any questions regarding this filing.

                                                      Very truly yours,

                                                             /s/

                                                        Alon Y. Kapen

cc:      Mr. Donald Sinkin
         Ms. Margaret Krumholz
         Alan I. Annex, Esq.
         Ed Coller, Esq.